File Nos. 33-51626
                                                                       811-07148


                     U.S. SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM N-1A

          REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933     [ X ]

                         Pre-Effective Amendment No. [    ]

                       Post-Effective Amendment No.  [ 21 ]

                                     and/or

      REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940 [ X ]

                              Amendment No. [ 22 ]

                        (Check appropriate box or boxes)

                            SCHWARTZ INVESTMENT TRUST
               (Exact Name of Registrant as Specified in Charter)

                              3707 West Maple Road
                        Bloomfield Hills, Michigan 48301
                    (Address of Principle Executive Offices)

       Registrant's Telephone Number, including Area Code: (248) 644-8500

                               George P. Schwartz
                        Schwartz Investment Counsel, Inc.
                              3707 West Maple Road
                        Bloomfield Hills, Michigan 48301
                     (Name and Address of Agent for Service)

                                   Copies to:
                              David M. Leahy, Esq.
                            Sullivan & Worcester LLP
                                1666 K Street, NW
                             Washington, D.C. 20006

It is proposed that this filing will become effective (check appropriate box):

/   /  immediately upon filing pursuant to paragraph (b)
/ X /  on May 1, 2007 pursuant to paragraph (b)
/  /   60 days after filing pursuant to paragraph (a)(1)
/  /   on (date) pursuant to paragraph (a)(1)
/  /   75 days after filing pursuant to paragraph (a)(2)
/  /   on (date) pursuant to paragraph (a)(2) of Rule 485

If appropriate, check the following box:
/  /   This  post-effective amendment  designates  a new  effective  date  for a previously filed post-effective amendment.

                               SCHWARTZ VALUE FUND
                           --------------------------
                           VALUE INVESTING SINCE 1984




                                [GRAPHIC OMITTED]




                                   PROSPECTUS
                           --------------------------
                                   MAY 1, 2007



These securities have not been approved or disapproved by the Securities and Exchange Commission nor has the Securities and Exchange Commission passed upon the accuracy or adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

Schwartz Investment Trust                                             PROSPECTUS
3707 W. Maple Road                                                   MAY 1, 2007
Suite 100
Bloomfield Hills
Michigan 48301
(248) 644-8500                  [GRAPHIC OMITTED]


                           SCHWARTZ VALUE FUND (RCMFX)
================================================================================

                              INVESTMENT OBJECTIVE:
                         Long-term capital appreciation

                              MINIMUM INVESTMENT:
                            Initial purchase - $1,000

The Schwartz Value Fund (the "Fund") has retained Schwartz Investment Counsel, Inc. (the "Adviser") to manage the Fund's investments. The Adviser uses fundamental security analysis to identify and purchase shares of companies which it believes to be selling below intrinsic value.

This Prospectus has the information about the Fund that you should know before investing. You should read it carefully and keep it with your investment records.

                                TABLE OF CONTENTS
================================================================================

Risk/Return Summary ................................................           2
Expense Information ................................................           5
Additional Investment Information ..................................           6
How to Purchase Shares .............................................           7
How to Redeem Shares ...............................................          11
Dividends and Distributions ........................................          12
Taxes ..............................................................          13
Operation of the Fund ..............................................          14
Calculation of Share Price .........................................          15
Financial Highlights ...............................................          16
Shareholder Privacy Policy .........................................          17

For More Information ...............................................  back cover


--------------------------------------------------------------------------------
These securities have not been approved or disapproved by the Securities and Exchange Commission nor has the Securities and Exchange Commission passed upon the accuracy or adequacy of this Prospectus. Any representation to the contrary is a criminal offense.
--------------------------------------------------------------------------------

RISK/RETURN SUMMARY
================================================================================

WHAT IS THE FUND'S INVESTMENT OBJECTIVE?

The investment objective of the Fund is to seek long-term capital  appreciation.

WHAT ARE THE FUND'S PRINCIPAL INVESTMENT STRATEGIES?

Under normal market conditions, the Fund invests primarily in U.S. common stocks. The Adviser uses fundamental security analysis to identify and purchase shares of companies which it believes are selling below intrinsic value. The price of shares in relation to cash flow, earnings, dividends, book value, and asset value, both historical and prospective, are key determinants in the security selection process. Emphasis is also placed on companies undergoing changes in operations, management, capital allocation, strategies, product transitions, or other significant changes which the Adviser feels will significantly enhance shareholder value in the future.

The prices of securities held by the Fund are monitored in relation to the Adviser's criteria for value. When a stock appreciates substantially and is no longer undervalued, according to the Adviser's valuation criteria, it is sold. Stocks are also sold when a company fails to achieve expected results or economic factors or competitive developments adversely impair the company's intrinsic value.

The Adviser intends to hold securities for an average of 3 to 5 years. In the Adviser's opinion, holding stocks purchased at bargain prices allows compounding to work without the return-eroding effects of commissions and capital gains taxes.

The Fund may invest in securities of companies of all sizes, although emphasis is placed on small and medium-sized companies because the Adviser believes these companies are more likely to offer superior opportunities for capital appreciation.

WHAT ARE THE PRINCIPAL RISKS OF INVESTING IN THE FUND?

The return on and value of an investment in the Fund will fluctuate in response to stock market movements. Stocks and other equity securities are subject to market risks, such as rapid increase or decrease in a stock's value or liquidity, and fluctuations in value due to earnings, economic conditions and other factors beyond the control of the Adviser. As a result, there is a risk that you could lose money by investing in the Fund.

The Fund's method of security selection may not be successful and the Fund may underperform the stock market as a whole. The Adviser's value approach focuses on stocks believed to be selling at a discount relative to intrinsic value. It is the Adviser's expectation that the market will ultimately recognize these undervalued stocks and their prices will rise to more closely reflect their true value. If the market does not recognize these companies, their stock prices may remain stable or decrease.

Investments in small and mid-sized companies often involve higher risks because they may lack the management experience, financial resources, product diversification and competitive strengths usually present with larger corporations. In addition, in many instances, the securities of small and mid-sized companies are traded only over-the-counter or on a regional securities exchange, and the frequency and volume of their trading is substantially less than is typical of larger companies. Therefore, the securities of small and mid-sized companies may be subject to wider price fluctuations. Small and mid-cap companies also may not be widely followed by the investment community, which can lower demand for their stock.

WHAT HAS BEEN THE FUND'S PERFORMANCE HISTORY?

The bar chart and performance table shown below provide some indication of the risks and variability of investing in the Fund by showing the changes in the Fund's performance for each of the past 10 calendar years and by showing how the Fund's average annual total returns compare with those of a broad measure of market performance. How the Fund has performed in the past (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.

                                [GRAPHIC OMITTED]


  1997    1998    1999    2000    2001    2002    2003    2004    2005    2006
 ------  ------  ------  ------  ------  ------  ------  ------  ------  ------
 28.04%  -10.38% -2.45%   9.27%  28.09%  -14.91% 39.28%  22.60%   3.83%  14.29%

During the periods shown in the bar chart, the highest return for a quarter was 21.64% during the quarter ended June 30, 2003 and the lowest return for a quarter was -18.13% during the quarter ended September 30, 2002.


The impact of taxes is not reflected in the bar chart; if reflected, returns would be less than those shown.

AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDED DECEMBER 31, 2006


The table below shows how the Fund's average annual total returns compare with those of the Russell 2000 Index. The table also presents the impact of taxes on the Fund's returns. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.


                                            One     Five    Ten
                                            Year   Years   Years
                                           ------  ------  ------
SCHWARTZ VALUE FUND
  Return Before Taxes ..................   14.29%  11.51%  10.45%
  Return After Taxes on Distributions .. 11.95% 9.87% 8.80% Return After Taxes on Distributions
    and Sale of Fund Shares ............   11.86%   9.74%   8.64%

RUSSELL 2000 INDEX* (reflects no
    deduction for fees, expenses,
    or taxes) ..........................   18.37%  11.39%   9.44%

* The Russell 2000 Index, representing approximately 10% of the U.S. equity market, is an unmanaged index comprised of the 2,000 smallest U.S. domiciled publicly-traded common stocks in the Russell 3000 Index (an unmanaged index of the 3,000 largest U.S. domiciled publicly-traded common stocks by market capitalization representing approximately 99% of the U.S. publicly-traded equity market).

EXPENSE INFORMATION
================================================================================

THIS TABLE DESCRIBES THE FEES AND EXPENSES THAT YOU WILL PAY IF YOU BUY AND HOLD SHARES OF THE FUND.

SHAREHOLDER FEES (fees paid directly from your investment)


  Sales Charge (Load) Imposed on Purchases ..............................   None
  Contingent Deferred Sales Charge (Load) ...............................   None
  Sales Charge (Load) Imposed on Reinvested Dividends ...................   None
  Redemption Fee ........................................................   None


ANNUAL FUND OPERATING EXPENSES (expenses that are deducted from Fund assets)


  Management Fees ...................................................   1.00%(1)
  Other Expenses ....................................................   0.37%(2)
                                                                        ----
  Total Annual Fund Operating Expenses ..............................   1.37%
                                                                        ====

(1) Management Fees have been restated to reflect a reduction in such fees effective February 1, 2006.

(2)  Includes Acquired Fund Fees and Expenses, which are less than 0.01%.

EXAMPLE

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It assumes that you invest $10,000 in the Fund for the time periods indicated, all dividends and distributions are reinvested in shares of the Fund, and you then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                1 Year     $  139
                                3 Years       434
                                5 Years       750
                                10 Years    1,646

ADDITIONAL INVESTMENT INFORMATION
================================================================================

The investment objective of the Fund is to seek long-term capital appreciation. Dividend and interest income is only an incidental consideration to the Fund's investment objective. The Fund is not intended to be a complete investment program, and there is no assurance that its investment objective can be achieved. The Fund's investment objective is fundamental and as such may not be changed without the affirmative vote of the holders of a majority of the Fund's outstanding shares. Unless otherwise indicated, all investment practices and limitations of the Fund are nonfundamental policies which may be changed by the Board of Trustees without shareholder approval.

The Fund maintains a disciplined approach to investing. The price of shares in relation to book value, asset value, earnings, dividends and cash flow, both historical and prospective, are key determinants in the security selection process. Regardless of the size of the company, a common thread in the Fund's investments is that the market price is below what a corporate or entrepreneurial buyer would be willing to pay for the entire business. Emphasis is also placed on companies undergoing changes in operations, management, capital allocation, strategies, product transitions, or other significant changes which the Adviser feels will significantly enhance shareholder value in the future.



The Fund will typically invest a substantial portion of its assets in small and mid-capitalization companies. While small and mid-capitalization companies generally have potential for rapid growth, they often involve higher risks because they lack the management experience, financial resources, product diversification and competitive strengths of larger corporations. In addition, in many instances, the securities of small and mid-capitalization companies are traded only over-the-counter or on a regional securities exchange, and the frequency and volume of their trading is substantially less than is typical of larger companies. Therefore, the securities of small companies may be subject to wider price fluctuations.

Securities in the Fund's portfolio may not increase as much as the market as a whole and some undervalued securities may continue to be undervalued for long periods of time. Some securities held by the Fund may be not be actively traded, i.e., not quoted daily in the financial press, and thus may not be readily bought or sold. Although profits in some Fund holdings may be realized quickly, it is not expected that the majority of the Fund's investments will appreciate rapidly.

For temporary defensive purposes, the Fund may from time to time have a significant portion, and possibly all, of its assets in U.S. Government obligations or money market instruments. "U.S. Government obligations" include securities which are issued or guaranteed by the U.S. Treasury, by various agencies of the U.S. Government, and by various instrumentalities which have been established or sponsored by the U.S. Government. The money market instruments which the Fund may own from time to time include U.S. Government obligations having a maturity of less than one year, commercial paper rated A-1 by Standard & Poor's Ratings Group or Prime-1 by Moody's Investors Service, Inc., repurchase agreements, bank debt instruments (certificates of deposit, time deposits and bankers' acceptances), and other short-term instruments issued by domestic branches of U.S. financial institutions that are insured by the Federal Deposit Insurance Corporation and have assets exceeding $10 billion. When the Fund invests in U.S. Government obligations or money market instruments for temporary defensive purposes, these investments may conflict with or impair the Fund's ability to achieve its investment objective.

HOW TO PURCHASE SHARES
================================================================================

Your initial investment in the Fund ordinarily must be at least $1,000. The Fund may, in the Adviser's sole discretion, accept certain accounts with less than the stated minimum initial investment. Shares of the Fund are sold on a continuous basis at the net asset value next determined after receipt of a purchase order by the Fund. Purchase orders received by the Fund's transfer agent, Ultimus Fund Solutions, LLC (the "Transfer Agent") by 4:00 p.m., Eastern time, are confirmed at that day's net asset value. Purchase orders received by the Transfer Agent after 4:00 p.m., Eastern time, are confirmed at the net asset value next determined on the following business day.

OPENING A NEW ACCOUNT. You may open an account and make an initial investment in the Fund by sending a check and a completed account application form to Ultimus Fund Solutions, LLC, P.O. Box 46707, Cincinnati, Ohio 45246-0707. Checks should be made payable to the "Schwartz Value Fund."


All purchase checks must be written in U.S. dollars and drawn on a U.S. bank. The Fund does not accept cash, drafts, "starter" checks, travelers checks, credit card checks, post-dated checks, cashier's checks under $10,000, or money orders. In addition, to protect the Fund from check fraud, the Fund does not accept checks made payable to third parties.

Shares of the Fund may be purchased or sold through brokerage firms or financial institutions. These organizations are authorized to accept purchase orders on behalf of the Fund. These organizations may charge you transaction fees on purchases of Fund shares and may impose other charges or restrictions or account options that differ from those applicable to shareholders who purchase shares directly through the Fund or the Transfer Agent. These organizations may be the shareholders of record of your shares. The Fund is not responsible for ensuring that these organizations carry out their obligations to their customers. Shareholders investing in this manner should look to the organization through which they invest for specific instructions on how to purchase and redeem shares. The Adviser may pay such organizations for administrative, shareholder subaccounting and other services, including sales-related services, from the Adviser's own revenues based on the amount of customer assets maintained in the Fund by such organizations. The payment of such compensation by the Adviser will not affect the expense ratio of the Fund.

Provided the Transfer Agent has received a completed account application form, you may also purchase shares of the Fund by bank wire. Please telephone the Transfer Agent at 888-726-0753 for instructions. You should be prepared to give the name in which the account is to be established, the address, telephone number and taxpayer identification number for the account, and the name of the bank that will wire the money. Your investment will be made at the next determined net asset value after your wire is received together with the account information indicated above. If the Transfer Agent does not receive timely and complete account information, there may be a delay in the investment of your money and any accrual of dividends. To make your initial wire purchase, you must mail or fax (513-587-3438) a completed account application to the Transfer Agent. Your bank may impose a charge for sending your wire. There is presently no fee for receipt of wired funds, but the Transfer Agent reserves the right to charge shareholders for this service upon 30 days prior notice to shareholders.


ADDING TO YOUR ACCOUNT. You may purchase and add shares to your account by mail, by bank wire transfer or through your brokerage firm or other financial institution. Checks should be sent to Ultimus Fund Solutions, LLC, P.O. Box 46707, Cincinnati, Ohio 45246-0707. Checks should be made payable to the "Schwartz Value Fund." In order to purchase additional shares of the Fund by bank wire, please telephone the Transfer Agent at 888-726-0753 for instructions. Each additional purchase request must contain the name of your account and your account number to permit proper crediting to your account. While there is no minimum amount required for subsequent investments, the Fund reserves the right to impose such requirement. All purchases are made at the net asset value next determined after receipt of a purchase order by the Fund.

AUTOMATIC INVESTMENT PLAN (AIP) AND DIRECT DEPOSIT PLAN. You may make automatic monthly investments in the Fund from your bank, savings and loan or other depository institution account. Investments must be at least

$50 under the AIP. The Transfer Agent pays the costs of your transfers, but reserves the right, upon 30 days written notice, to make reasonable charges for this service.


Your employer may offer a direct deposit plan which will allow you to have all or a portion of your paycheck transferred automatically to purchase shares of the Fund. Social Security recipients may have all or a portion of their social security check transferred automatically to purchase shares of the Fund. Please call 888-726-0753 for more information.

CUSTOMER IDENTIFICATION AND VERIFICATION. To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify and record information that identifies each person that opens a new account, and to determine whether such person's name appears on government lists of known or suspected terrorists and terrorist organizations. As a result, the Fund must obtain the following information for each person that opens a new account:

     o    Name;
     o    Date of birth (for individuals);
     o Residential or business street address (although post office boxes are still permitted for mailing); and
     o Social security number, taxpayer identification number, or other identifying number.

You may also be asked for a copy of your driver's license, passport, or other identifying document in order to verify your identity. In addition, it may be necessary to verify your identity by cross-referencing your identification information with a consumer report or other electronic database. Additional information may be required to open accounts for corporations and other entities. FEDERAL LAW PROHIBITS THE FUND AND OTHER FINANCIAL INSTITUTIONS FROM OPENING A NEW ACCOUNT UNLESS THEY RECEIVE THE MINIMUM IDENTIFYING INFORMATION LISTED ABOVE.

After an account is opened, the Fund may restrict your ability to purchase additional shares until your identity is verified. The Fund also may close your account or take other appropriate action if it is unable to verify your identity within a reasonable time. If your account is closed for this reason, your shares will be redeemed at the net asset value next calculated after the account is closed.

FREQUENT PURCHASES AND REDEMPTIONS OF FUND SHARES. In general, the Fund is designed for long-term investment and not as a frequent or short-term trading ("market timing") vehicle. The Fund discourages and does not accommodate frequent purchases and redemptions of Fund shares. Accordingly, the Board of Trustees has adopted policies and procedures in an effort to detect and prevent market timing in the Fund. The Fund, through its service providers, will monitor shareholder trading activity in order to ensure it complies with the Fund's policies. The Fund will also prepare reports illustrating purchase and redemption activity to detect market timing activity. The Fund believes that market timing activity is not in the best interest of shareholders. Market timing can be disruptive to the portfolio management process and may adversely impact the ability of the Adviser to implement the Fund's investment strategies. In addition to being disruptive, the risks to the Fund presented by market timing are higher expenses through increased trading and transaction costs; forced and unplanned portfolio turnover; large asset swings that decrease the Fund's ability to provide maximum investment return to all shareholders; and potentially diluting the value of Fund shares. These risks can have an adverse affect on Fund performance. The Fund reserves the right at any time to reject any purchase request that it believes to be market timing; modify any terms or conditions of purchase of shares of the Fund; or withdraw all or any part of the offering made by this Prospectus. If a purchase order is rejected, shareholders will be responsible for any resulting losses or fees imposed by any financial institutions. Each of the restrictions on frequent purchases and redemptions of Fund shares described above applies uniformly in all cases.

ADDITIONAL INFORMATION. The Fund will mail you confirmations of all purchases or redemptions of Fund shares. Certificates representing shares are not issued. The Fund and the Distributor reserve the rights to limit the amount of investments and to refuse to sell to any person.

The Fund's account application contains provisions in favor of the Fund, the Distributor, the Transfer Agent and certain of their affiliates, excluding such entities from certain liabilities (including, among others, losses resulting from unauthorized shareholder transactions) relating to the various services made available to investors.

By sending your check to the Fund or the Transfer Agent, please be aware that you are authorizing the Transfer Agent to make a one-time electronic debit from your account at the financial institution indicated on your check. Your bank account will be debited as early as the same day the Transfer Agent receives your payment in the amount of your check; no additional amount will be added to the total. The transaction will appear on your bank statement. Your original check will be destroyed once processed, and you will not receive your cancelled check back. If the Transfer Agent cannot post the transaction electronically, you authorize the Transfer Agent to present an image copy of your check for payment.

If an order to purchase shares is canceled because your check does not clear, you will be responsible for any resulting losses or fees incurred by the Fund or the Transfer Agent in the transaction.

HOW TO REDEEM SHARES
================================================================================


You may redeem shares of the Fund on each day that the Fund is open for business by sending a written request to the Transfer Agent. The request must state the number of shares or the dollar amount to be redeemed and your account number. The request must be signed exactly as your name appears on the Fund's account records. If the shares to be redeemed over any 30-day period have a value of more than $25,000, your signature must be guaranteed. If the name(s) or the address on your account has been changed within the previous 30 days of your redemption request, the request must be made in writing with your signature guaranteed, regardless of the value of the shares being redeemed. The Transfer Agent will accept signatures guaranteed by a domestic bank or trust company, broker, dealer, clearing agency, savings association or other financial institution which participates in the STAMP Medallion program sponsored by the Securities Transfer Association. Signature guarantees from financial institutions which do not participate in the STAMP Medallion program will not be accepted. A notary public cannot provide a signature guarantee. The Transfer Agent has adopted standards for accepting signature guarantees from the above institutions. The Fund and its Transfer Agent reserve the right to amend these standards at any time without notice.


Redemption requests may direct that the proceeds be wired directly to your existing account in any commercial bank or brokerage firm in the United States as designated on your application. There is currently no charge for processing wire redemptions. However, the Transfer Agent reserves the right, upon 30 days written notice, to make reasonable charges for wire redemptions. All charges will be deducted from your account by redemption of shares in your account. Your bank or brokerage firm may also impose a charge for processing the wire. In the event that wire transfer of funds is impossible or impractical, the redemption proceeds will be sent by mail to the designated account.


You will receive the net asset value per share next determined after receipt by the Transfer Agent (or other agents of the Fund) of your redemption request in the form described above. Payment is normally made within three business days after tender in proper form, provided that payment in redemption of shares purchased by check will be effected only after the check has been collected, which may take up to fifteen days from the purchase date. To eliminate this delay, you may purchase shares of the Fund by certified check or wire transfer.


You may also redeem your shares through a brokerage firm or financial institution that has been authorized to accept orders on behalf of the Fund at the net asset value next determined after your order is received by such organization in proper form before 4:00 p.m., Eastern time, or such earlier time as may be required by such organization. These organizations may be authorized to designate other intermediaries to act in this capacity. Such an organization may charge you transaction fees on redemptions of Fund shares and may impose other charges or restrictions or account options that differ from those applicable to shareholders who redeem shares directly through the Transfer Agent.

AUTOMATIC WITHDRAWAL PLAN. If the shares in your account have a value of at least $5,000, you (or another person you have designated) may receive monthly, quarterly, semi-annual or annual payments in a specified amount of not less than $50 each. There is currently no charge for this service, but the Transfer Agent reserves the right, upon 30 days written notice, to make reasonable charges or to terminate the plan upon 60 days written notice. Telephone the Transfer Agent toll-free at 888-726-0753 for additional information.

ADDITIONAL INFORMATION. At the discretion of the Fund or the Transfer Agent, corporate investors and other associations may be required to furnish an appropriate certification authorizing redemptions to ensure proper authorization.

The Fund reserves the right to require you to close your account if at any time the value of your shares is less than $1,000 (based on actual amounts invested, unaffected by market fluctuations), or such other minimum amount as the Fund may determine from time to time. After notification to you of the Fund's intention to close your account, you will be given 60 days to increase the value of your account to the minimum amount.

The Fund  reserves the right to suspend the right of  redemption  or to postpone
the  date  of  payment  for  more  than  three   business   days  under  unusual
circumstances as determined by the Securities and Exchange Commission.


The Fund, when it is deemed to be in the best interests of the Fund's shareholders, may make payment for shares repurchased or redeemed in whole or in part in securities of the Fund taken at current value. Should payment be made in securities, the redeeming shareholder will generally incur brokerage costs in converting such securities to cash and will bear market risk until the securities received are converted into cash. Portfolio securities which are issued in an in-kind redemption will be readily marketable.


DIVIDENDS AND DISTRIBUTIONS
================================================================================
The Fund expects to distribute substantially all of its net investment income and net realized capital gains, if any, on an annual basis. Distributions are paid according to one of the following options:

Share Option --   income distributions and capital gains distributions
                  reinvested in additional shares.

Income Option --  income distributions paid in cash; capital gains distributions reinvested in additional shares.

Cash Option --    income distributions and capital gains distributions paid
                  in cash.

You should indicate your choice of option on your application. If no option is specified on your application, distributions will automatically be reinvested in additional shares. All distributions will be based on the net asset value in effect on the payable date.

If you select the Income Option or the Cash Option and the U.S. Postal Service cannot deliver your checks or if your checks remain uncashed for six months, your dividends may be reinvested in your account at the then-current net asset value and your account will be converted to the Share Option. No interest will accrue on amounts represented by uncashed distribution checks.

TAXES
================================================================================
The Fund has qualified in all prior years and intends to continue to qualify for the special tax treatment afforded a "regulated investment company" under Subchapter M of the Internal Revenue Code by annually distributing substantially all of its net investment income and any net realized capital gains to its shareholders and by satisfying certain other requirements related to the sources of its income and the diversification of its assets. By so qualifying, the Fund will not be subject to federal income tax on that part of its net investment income and net realized capital gains which it distributes to shareholders. The Fund expects most of its distributions to be in the form of capital gains; however, the nature of the Fund's distributions could vary in any given year.

Dividends and distributions paid to shareholders are generally subject to federal income tax and may be subject to state and local income tax. Distributions attributable to net investment income and net realized short-term capital gains, if any, are generally taxed as ordinary income, although certain income dividends may be taxed to non-corporate shareholders at long-term capital gains rates. Dividends distributed by the Fund from net investment income may be eligible, in whole or in part, for the dividends received deduction available to corporations.

Distributions of net capital gains (the excess of net long-term capital gains over net short-term capital losses) by the Fund are taxable to you as capital gains, without regard to the length of time you have held your Fund shares. Capital gains distributions may be taxable at different rates depending on the length of time the Fund holds its assets. Redemptions of shares of the Fund are taxable events on which you may realize a gain or loss.

If you buy shares of the Fund shortly before the record date of a distribution, you will pay taxes on money earned by the Fund before you were a shareholder. You will pay the full pre-distribution price for the shares, then receive a portion of your investment back as a distribution, which is taxable.

The Fund will mail a statement to you annually indicating the amount and federal income tax status of all distributions made during the year. In addition to federal taxes, you may be subject to state and local taxes on distributions.

You should consult your tax advisor about the tax consequences of distributions from the Fund, redemptions of Fund shares, and the use of the Automatic Withdrawal Plan. The tax consequences described in this section apply whether distributions are taken in cash or reinvested in additional shares. See "Taxes" in the Statement of Additional Information for further information.

OPERATION OF THE FUND
================================================================================
The Fund is a diversified series of Schwartz Investment Trust (the "Trust"), an open-end management investment company organized as an Ohio business trust. The Board of Trustees supervises the business activities of the Fund. Like other mutual funds, the Trust retains various organizations to perform specialized services for the Fund.


INVESTMENT ADVISER. The Trust retains Schwartz Investment Counsel, Inc. (the "Adviser"), 3707 W. Maple Road, Suite 100, Bloomfield Hills, Michigan 48301, to manage the Fund's investments. The Adviser has been registered as an investment adviser since 1988 and has $650 million of assets under management as of December 31, 2006. The controlling shareholder of the Adviser is George P. Schwartz, who is President of both the Trust and the Adviser.

Effective as of February 1, 2006, the Fund pays the Adviser an investment advisory fee at the annual rate of 1.00% of the average value of its daily net assets. The aggregate fee paid to the Adviser for the fiscal year ended December 31, 2006 was equal to 1.02% of the Fund's average daily net assets. A discussion of the factors considered by the Board of Trustees in its most recent approval of the Fund's investment advisory agreement, including its conclusions with respect thereto, will be available in the Fund's semi-annual report for the period ending June 30, 2007.


PORTFOLIO MANAGER. George P. Schwartz, CFA, is, and since the Fund's inception has been, the portfolio manager of the Fund. He is responsible for the day-to-day investment policy, portfolio management and investment research for the Fund. Mr. Schwartz has been President and Chief Investment Officer of the Adviser for more than 25 years. The Statement of Additional Information provides additional information about the portfolio manager's compensation, other accounts managed by the porfolio manager and his ownership of shares of the Fund.

DISTRIBUTOR. Ultimus Fund Distributors, LLC (the "Distributor"), serves as the distributor of shares of the Fund. The Distributor, located at 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246, is a wholly-owned subsidiary of the Fund's administrator and transfer agent. The Fund may be distributed through other broker-dealers as well.

PORTFOLIO HOLDINGS AND DISCLOSURE POLICY. A description of the Fund's policies and procedures with respect to the disclosure of the Fund's porfolio securities is available in the Statement of Additional Information.

CALCULATION OF SHARE PRICE
================================================================================
On each day that the Fund is open for business, the share price (net asset value) of the Fund's shares is determined as of the close of the regular session of trading on the New York Stock Exchange (normally 4:00 p.m., Eastern time). The Fund is open for business on each day the New York Stock Exchange is open for business. The net asset value per share of the Fund is calculated by dividing the sum of the value of the securities held by the Fund plus cash or other assets minus all liabilities (including estimated accrued expenses) by the total number of shares outstanding of the Fund, rounded to the nearest cent. The price at which a purchase or redemption of Fund shares is effected is based on the next calculation of net asset value after the order is placed.


The Fund's portfolio securities are valued as follows: (1) securities which are traded on stock exchanges are valued at the closing sales price as of the close of the regular session of trading on the New York Stock Exchange on the day the securities are being valued, or, if not traded on a particular day, at the closing bid price, (2) securities which are quoted by NASDAQ are valued at the NASDAQ Official Closing Price, (3) securities traded in the over-the-counter market are valued at the last reported sales price or, if there is no reported sale on the valuation date, at the most recently quoted bid price, (4) securities which are traded both in the over-the-counter market and on a stock exchange are valued according to the broadest and most representative market, and (5) securities and other assets for which market quotations are not readily available or are considered to be unreliable due to significant market or other events are valued at their fair value as determined in good faith in accordance with consistently applied procedures established by and under the general supervision of the Board of Trustees. The net asset value per share of the Fund will fluctuate with the value of the securities it holds.

FINANCIAL HIGHLIGHTS
================================================================================
The financial highlights table is intended to help you understand the Fund's financial performance for the past 5 years. Certain financial information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been audited by Deloitte & Touche LLP, whose report, along with the Fund's financial statements, are included in the annual report, which is available upon request.


PER SHARE DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR
================================================================================

                                               Year       Year       Year       Year       Year
                                               Ended      Ended      Ended      Ended     Ended
                                             Dec. 31,   Dec. 31,   Dec. 31,   Dec. 31,   Dec. 31,
                                               2006       2005       2004       2003       2002
------------------------------------------------------------------------------------------------
Net asset value at beginning of year .....   $ 25.44    $ 27.04    $ 25.84    $ 20.20    $ 23.74
                                             -------    -------    -------    -------    -------

Income/(loss) from investment operations:
  Net investment loss ....................     (0.09)     (0.17)     (0.21)     (0.16)     (0.21)
  Net realized and unrealized gains/
  (losses) on investments ................      3.74       1.23       6.02       8.10      (3.33)
                                             -------    -------    -------    -------    -------
Total from investment operations .........      3.65       1.06       5.81       7.94      (3.54)
                                             -------    -------    -------    -------    -------

Less distributions:
  From net realized gains on
    investments ..........................     (3.57)     (2.66)     (4.61)     (2.30)        --
                                             -------    -------    -------    -------    -------

Net asset value at end of year ...........   $ 25.52    $ 25.44    $ 27.04    $ 25.84    $ 20.20
                                             =======    =======    =======    =======    =======

Total return (a) .........................      14.3%       3.8%      22.6%      39.3%     (14.9)%
                                             =======    =======    =======    =======    =======

Ratios/Supplementary Data:
Net assets at end of year (000's) ........   $68,408    $69,486    $76,510    $59,592    $44,261
                                             =======    =======    =======    =======    =======

Ratio of expenses to average net assets ..      1.38%      1.61%      1.82%      1.89%      1.95%

Ratio of net investment loss to
  average net assets .....................     (0.35)%    (0.65)%    (0.84)%    (0.73)%    (0.98)%

Portfolio turnover rate ..................        82%        78%        83%        74%       103%


(a) Total return is a measure of the change in value of an investment in the Fund over the periods covered, which assumes any dividends or capital gains distributions are reinvested in shares of the Fund. Returns shown do not reflect any reduction for sales charges, nor do they reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.

================================================================================
  ----------------------------------------------------------------------------

                           SHAREHOLDER PRIVACY POLICY
================================================================================
This privacy policy notice is for Schwartz Investment Trust (the "Trust") and Ultimus Fund Distributors, LLC, the Trust's principal underwriter. In the remainder of the Policy, these entities will be referred to as "We."

WE COLLECT ONLY INFORMATION THAT IS NEEDED TO SERVE YOU AND ADMINISTER OUR BUSINESS.

In the process of serving you, we become stewards of your "nonpublic personal information" - information about you that is not available publicly. This information comes to us from the following sources:

o Information you provide directly to us on applications or other forms, correspondence or through conversations (such as your name, social security number, address, phone number, assets, income, date of birth, occupation, etc.).

o Information about your transactions with us, our affiliates or others (such as your account numbers, account balances, transaction details and other financial information).

o Information we receive from third parties (such as your broker, financial planner or other intermediary you hire).

We limit the collection and use of nonpublic personal information to that which is necessary to administer our business and provide superior service.

WE CAREFULLY LIMIT AND CONTROL THE SHARING OF YOUR INFORMATION.

In order to protect shareholder privacy, we carefully control the way in which any information about you is shared. It is our policy to not disclose any nonpublic personal information about you or former shareholders to anyone, except as permitted or required by law.

We are permitted by law to disclose all of the information we collect as described above to our affiliates, advisers, subadvisers, transfer agents, broker-dealers, administrators or any firms that assist us in maintaining and supporting the financial products and services provided to you. For example, our transfer agents need information to process your transactions, and our outside vendors need information so that your account statements can be printed and mailed. However, these parties are not permitted to release, use or transfer your information to any other party for their own purpose.

WE ARE COMMITTED TO THE PRIVACY OF YOUR NONPUBLIC PERSONAL INFORMATION AND WILL USE STRICT SECURITY STANDARDS TO SAFEGUARD IT.

We are committed to the security of your nonpublic personal information. Our employees and others hired to work for us are held accountable for adhering to strict policies and procedures to prevent any misuse of your nonpublic personal information. Employees are bound by this privacy policy and are educated on implementing our security principles and practices.

We maintain physical, electronic and procedural safeguards that comply with federal standards to guard your nonpublic personal information. Our operational and data processing systems are in a secure environment that protects nonpublic personal information from being accessed inappropriately by third parties.

This privacy  policy  explains  how we handle  nonpublic  personal  information;
however, you should also review the privacy policies adopted by any of your financial intermediaries, such as a broker-dealer, bank, or trust company to understand how they protect your nonpublic personal information in accordance with our internal security standards.

IF YOU HAVE ANY QUESTIONS ABOUT THE CONFIDENTIALITY OF YOUR NONPUBLIC PERSONAL INFORMATION, CALL 888-726-0753 TO TALK TO A SHAREHOLDER SERVICES REPRESENTATIVE.

  ----------------------------------------------------------------------------
================================================================================

                                BOARD OF TRUSTEES
                                 John E. Barnds
                                 Peter F. Barry
                              Donald J. Dawson, Jr.
                             George P. Schwartz, CFA
                               Gregory J. Schwartz
                              Fred A. Erb, Emeritus
                           Sidney F. McKenna, Emeritus

                               INVESTMENT ADVISER
                        SCHWARTZ INVESTMENT COUNSEL, INC.
                          3707 W. Maple Road, Suite 100
                        Bloomfield Hills, Michigan 48301
                                  248-644-8500

                                 TRANSFER AGENT
                           ULTIMUS FUND SOLUTIONS, LLC
                                 P.O. Box 46707
                           Cincinnati, Ohio 45246-0707


                                  LEGAL COUNSEL
                            SULLIVAN & WORCESTER LLP
                          1666 K Street N.W., Suite 700
                             Washington, D.C. 20006

                                    OFFICERS
                          Gregory J. Schwartz, Chairman
                       George P. Schwartz, CFA, President
                    Richard L. Platte, Jr., CFA, VP/Secretary
                         Timothy S. Schwartz, Treasurer

                             Becky S. Renaud, Chief
                               Compliance Officer

                      Robert G. Dorsey, Assistant Secretary
                       John F. Splain, Assistant Secretary
                     Mark J. Seger, CPA, Assistant Treasurer
                     Theresa M. Bridge, CPA, Asst. Treasurer
                     Craig J. Hunt, Assistant Vice President


                             INDEPENDENT REGISTERED
                             PUBLIC ACCOUNTING FIRM
                              DELOITTE & TOUCHE LLP
                             111 South Wacker Drive
                             Chicago, Illinois 60606


                                   DISTRIBUTOR
                         ULTIMUS FUND DISTRIBUTORS, LLC
                          225 Pictoria Drive, Suite 450
                             Cincinnati, Ohio 45246

                              SCHWARTZ VALUE FUND

Additional information about the Fund is included in the Statement of Additional Information (SAI), which is incorporated by reference in its entirety. Additional information about the Fund's investments is available in the Fund's annual and semi-annual reports to shareholders. In the Fund's annual report, you will find a discussion of the market conditions and strategies that significantly affected the Fund's performance during its last fiscal year.

To obtain a free copy of the SAI, the annual and semi-annual reports or other information about the Fund, or to make inquiries about the Fund, please call toll-free:

                                  888-726-0753

The Prospectus, the SAI, and the most recent shareholder reports are also available on the Fund's website at www.schwartzvaluefund.com.

Only one copy of a Prospectus or an annual or semi-annual report will be sent to each household address. This process, known as "Householding," is used for most required shareholder mailings. (It does not apply to confirmations of transactions and account statements, however.) You may, of course, request an additional copy of a Prospectus or an annual or semi-annual report at any time by calling or writing the Fund. You may also request that Householding be eliminated from all your required mailings.

Information about the Fund, including the SAI, can be reviewed and copied at the Securities and Exchange Commission's Public Reference Room in Washington, D.C. Information about the operation of the Public Reference Room can be obtained by calling the Commission at 202-551-8090. Reports and other information about the Fund are available on the Commission's Internet site at http:/www.sec.gov. Copies of information on the EDGAR Database on the Commission's Internet site may be obtained, upon payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing to: Securities and Exchange Commission, Public Reference Section, Washington, D.C. 20549-0102.

For  information  or  assistance  in opening an  account,  please  contact  your
financial     adviser,     call     toll-free     888-726-0753)     or     visit
www.schwartzvaluefund.com

                                [GRAPHIC OMITTED]

                        Schwartz Investment Counsel, Inc.


                                Established 1980


       3707 WEST MAPLE ROAD o SUITE 100 o BLOOMFIELD HILLS, MICHIGAN 48301


                                  800-449-9240


                             www.schwartzinvest.com





                               File No. 811-07148

================================================================================

These securities have not been approved or disapproved by the Securities and Exchange Commission nor has the Securities and Exchange Commission passed upon the accuracy or adequacy of this Prospectus. Any representation to the contrary is a criminal offense.



                               [GRAPHIC OMITTED]




         AVE MARIA
           MUTUAL          SCHWARTZ INVESTMENT TRUST
            FUNDS


Ave Maria Catholic Values Fund
   Ave Maria Growth Fund
Ave Maria Rising Dividend Fund
  Ave Maria Opportunity Fund
     Ave Maria Bond Fund

                                                        PROSPECTUS
                                                       MAY 1, 2007

PROSPECTUS
May 1, 2007


SCHWARTZ INVESTMENT TRUST
3707 West Maple Road, Suite 100
Bloomfield Hills, Michigan 48301
www.avemariafunds.com


AVE MARIA CATHOLIC VALUES FUND
AVE MARIA GROWTH FUND
AVE MARIA RISING DIVIDEND FUND                             MINIMUM INVESTMENT
AVE MARIA OPPORTUNITY FUND                             Initial Purchase - $1,000
AVE MARIA BOND FUND (CLASS R & I SHARES)


INVESTMENT OBJECTIVES

AVE MARIA CATHOLIC VALUES FUND:
Long-term capital appreciation from equity investments in companies that do not violate core values and teachings of the Roman Catholic Church.

AVE MARIA GROWTH FUND:
Long-term capital appreciation, using the growth style, from equity investments in companies that do not violate core values and teachings of the Roman Catholic Church.

AVE MARIA RISING DIVIDEND FUND:
Increasing dividend income over time, long-term growth of capital, and a reasonable level of current income from investments in dividend-paying common stocks of companies that do not violate core values and teachings of the Roman Catholic Church.


AVE MARIA OPPORTUNITY FUND:
Long-term capital appreciation from equity investments in companies that do not violate core values and teachings of the Roman Catholic Church.


AVE MARIA BOND FUND:
Preservation of principal with a reasonable level of current income.

The Ave Maria Catholic Values Fund, the Ave Maria Growth Fund, the Ave Maria Rising Dividend Fund, the Ave Maria Opportunity Fund and the Ave Maria Bond Fund (individually a "Fund" or together the "Funds") have retained Schwartz Investment Counsel, Inc. (the "Adviser") to manage the Funds' investments. The Adviser, with the approval of the Board of Trustees, has selected JLB & Associates, Inc. (the "Sub-Adviser") to serve as the sub-adviser to the Ave Maria Growth Fund. In addition, the Funds rely on guidance from the Catholic Advisory Board. The Catholic Advisory Board consists of six members who are actively involved in various Catholic organizations and activities. The members are in contact with many Catholic institutions and clergy and are familiar with the teachings and core values of the Roman Catholic Church. The Catholic Advisory Board sets the criteria for screening out companies based on religious principles. The Funds are not authorized by the Roman Catholic Church nor is the Catholic Advisory Board affiliated with the Roman Catholic Church.

                                     [LOGO]
                                    AVE MARIA
                                     MUTUAL
                                      FUNDS

                                TABLE OF CONTENTS

Risk/Return Summary ...............................................            3

Expense Information ...............................................           18

How to Purchase Shares ............................................           20

How to Exchange Shares ............................................           23

How to Redeem Shares ..............................................           23

Dividends and Distributions .......................................           25

Taxes .............................................................           26

Operation of the Funds ............................................           27

The Catholic Advisory Board .......................................           29

Calculation of Share Price ........................................           30

Financial Highlights ..............................................           31

Shareholder Privacy Policy ........................................           37

For More Information ..............................................   back cover

--------------------------------------------------------------------------------

                              RISK/RETURN SUMMARY

AVE MARIA CATHOLIC VALUES FUND

WHAT IS THE FUND'S INVESTMENT OBJECTIVE?

The investment objective of the Ave Maria Catholic Values Fund is to seek long-term capital appreciation from equity investments in companies that do not violate core values and teachings of the Roman Catholic Church.

WHAT ARE THE FUND'S PRINCIPAL INVESTMENT STRATEGIES?

Under normal market conditions, the Ave Maria Catholic Values Fund invests primarily in common stocks. The Adviser utilizes a comprehensive financial database and other sources with a universe of over 10,000 primarily domestic corporations to identify companies as candidates for the Fund. The Fund may invest in companies of all sizes. Using fundamental security analysis, the Adviser extensively analyzes stocks to identify those that meet the Fund's investment objective and standards.

The Fund practices morally responsible investing. This process is designed to avoid investments in companies it believes offer products or services or engages in practices that are contrary to core values and teachings of the Roman Catholic Church. The Catholic Advisory Board sets the criteria for screening out companies based on religious principles. In making this determination, the Catholic Advisory Board's members are guided by the magisterium of the Catholic Church and actively seek the advice and counsel of Catholic clergy. This process would, in general, encompass two major categories of companies: first, those involved in the practice of abortion, and second, companies whose policies are judged to be anti-family, such as companies that distribute pornographic material or whose policies undermine the Sacrament of Marriage.

The prices of shares in relation to cash flow, earnings, dividends, book value and asset value, both historical and prospective, are key determinants in the security selection process. Emphasis is also placed on companies undergoing change in operations, management, capital allocation, strategies, product transitions, and other significant changes that the Adviser feels will significantly enhance shareholder value in the future.

The prices of securities held by the Fund are monitored in relation to the Adviser's criteria for value. When a stock appreciates substantially and is no longer undervalued, according to the Adviser's valuation criteria, it is sold. Stocks are also sold when a company fails to achieve expected results, or economic factors or competitive developments adversely impair the company's intrinsic value. Additionally, a stock may be sold (but is not required to be sold) if the Catholic Advisory Board determines that the company operates in a way that is inconsistent with core values and teachings of the Roman Catholic Church.

Under normal circumstances, all of the Fund's equity investments and at least 80% of the Fund's net assets, including the amount of any borrowings for investment purposes, will be invested in securities meeting the Fund's religious criteria. This policy and the Fund's investment objective are fundamental and as such may not be changed without the affirmative vote of the holders of a majority (as defined under the Investment Company Act of 1940) of the Fund's outstanding shares.

The Fund invests in securities of established companies of various market capitalizations. Generally, stocks are purchased with the intent to hold them for three years or more. In the Adviser's opinion, holding stocks purchased at bargain prices allows compounding to work without the return-eroding effects of commissions and capital gains taxes.

WHAT ARE THE PRINCIPAL RISKS OF INVESTING IN THE
AVE MARIA CATHOLIC VALUES FUND?

GENERAL MARKET RISKS
The return on and value of an investment in the Fund will fluctuate in response to stock market movements. Stocks and other equity securities are subject to market risks, such as rapid increase or decrease in a stock's value or liquidity, and fluctuations in price due to earnings, economic conditions and other factors beyond the control of the Adviser. As a result, there is a risk that you could lose money by investing in the Fund.

MORAL INVESTING RISKS
The Adviser invests in equity securities only if they meet both the Fund's investment and religious requirements, and as such, the return may be lower than if the Adviser made decisions based solely on investment considerations. If the Catholic Advisory Board is of the opinion that a company has violated teachings and core values of the Roman Catholic Church, the Catholic Advisory Board can request that the security be removed from the Fund. This policy could result in the Fund selling a security at an inopportune time from a purely financial point of view. However, the Catholic Advisory Board cannot force the sale of a security, it may only recommend to the Adviser that the security be sold.

INVESTMENT STYLE RISK
The Fund's method of security selection may not be successful and the Fund may underperform the stock market as a whole. The Adviser's value approach focuses on stocks believed to be selling at a discount relative to intrinsic value. It is the Adviser's expectation that the market will ultimately recognize these undervalued stocks and their prices will rise to more closely reflect their true value. If the market does not recognize these companies, their stock prices may remain stable or decrease.

SMALL AND MID-CAP COMPANY RISK
Investments in small and mid-sized companies often involve higher risks because they may lack the management experience, financial resources, product diversification and competitive strengths usually present with larger corporations. In addition, in many instances, the securities of small and mid-sized companies are traded only over-the-counter or on a regional securities exchange, and the frequency and volume of their trading is substantially less than is typical of larger companies. Therefore, the securities of small and mid-sized companies may be subject to wider price fluctuations. Small and mid-sized companies also may not be widely followed by the investment community, which can lower the demand for their stock.

WHAT HAS BEEN THE FUND'S PERFORMANCE HISTORY?

The bar chart and performance table shown below provide some indication of the risks and variability of investing in the Ave Maria Catholic Values Fund by showing the Fund's performance for each full calendar year over the lifetime of the Fund and by showing how the Fund's average annual total returns compare with those of a broad measure of market performance. How the Fund has performed in the past (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.


                                [GRAPHIC OMITTED]

                   2002      2003      2004      2005     2006
                  ------    ------    ------    ------   ------
                  -9.81%    35.55%    20.10%     5.79%   14.19%


During the periods shown in the bar chart, the highest return for a quarter was 19.59% during the quarter ended June 30, 2003 and the lowest return for a quarter was -15.81% during the quarter ended September 30, 2002.


The impact of taxes is not reflected in the bar chart; if reflected, returns would be less than those shown.

AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDED DECEMBER 31, 2006:


The table below shows how the Ave Maria Catholic Value Fund's average annual total returns compare with those of the Standard & Poor's 500 Index. The table also presents the impact of taxes on the Fund's returns. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.


                                        ONE     FIVE    SINCE INCEPTION
AVE MARIA CATHOLIC VALUES FUND         YEAR     YEARS    (MAY 1, 2001)
                                      ------   ------   ---------------
Return Before Taxes                   14.19%   12.14%        11.65%

Return After Taxes on Distributions   13.50%   11.74%        11.28%

Return After Taxes on Distributions
  and Sale of Fund Shares             10.16%   10.60%        10.18%

STANDARD & POOR'S 500 INDEX*
  (reflects no deduction for fees,
  expenses, or taxes)                 15.79%    6.19%         3.80%

* THE STANDARD & POOR'S 500 INDEX IS AN UNMANAGED INDEX OF COMMON STOCK PRICES OF 500 WIDELY HELD U.S. STOCKS.

--------------------------------------------------------------------------------

AVE MARIA GROWTH FUND

WHAT IS THE FUND'S INVESTMENT OBJECTIVE?

The investment objective of the Ave Maria Growth Fund is to seek long-term capital appreciation, using the growth style, from equity investments in companies that do not violate core values and teachings of the Roman Catholic Church.

WHAT ARE THE FUND'S PRINCIPAL INVESTMENT STRATEGIES?

The Ave Maria Growth Fund invests primarily in common stocks of companies believed by the Sub-Adviser to offer above-average potential for growth in revenues, profits or cash flow. Dividend and interest income are secondary considerations in investment selection. The Fund may invest in companies of all sizes.

In selecting investments, the Sub-Adviser will rely primarily on fundamental analysis by reviewing the issuing company's financial statements, the fundamentals of other companies in the same industry, market trends and economic conditions.

The Fund practices morally responsible investing. The Sub-Adviser monitors over 10,000 primarily domestic corporations to identify companies as candidates for the Fund. This process is designed to avoid investments in companies it believes offer products or services or engages in practices that are contrary to core values and teachings of the Roman Catholic Church. The Catholic Advisory Board sets the criteria for screening out companies based on religious principles. In making this determination, the Catholic Advisory Board's members are guided by the magisterium of the Roman Catholic Church and actively seek the advice and counsel of Catholic clergy. This process would, in general, encompass two major categories of companies: first, those involved in the practice of abortion, and second, companies whose policies are judged to be anti-family, such as companies that distribute pornographic material or whose polices undermine the Sacrament of Marriage.

The Fund's investments are also monitored in relation to the Sub-Adviser's criteria for a growth company. The Sub-Adviser evaluates a company's earnings growth and prospects, price to cash flow, along with other variables to determine whether the company meets its valuation criteria. These companies may include small and mid-cap companies. Generally, stocks are purchased with the intent to hold them for three years or more. However, when a company no longer meets the Sub-Adviser's investment standards, it is sold regardless of the time held by the Fund. In addition, a stock may be sold (but is not required to be sold) if the Catholic Advisory Board determines that the company operates in a way that is inconsistent with the core values and teachings of the Roman Catholic Church.

Under normal circumstances, all of the Fund's equity investments and at least 80% of the Fund's net assets, including the amount of any borrowings for investment purposes, will be invested in securities meeting the Fund's religious criteria. This policy and the Fund's investment objective are fundamental and as such may not be changed without the affirmative vote of the holders of a majority (as defined under the Investment Company Act of 1940) of the Fund's outstanding shares.

WHAT ARE THE PRINCIPAL RISKS OF INVESTING IN THE AVE MARIA GROWTH FUND?

GENERAL MARKET RISKS
The return on and value of an investment in the Fund will fluctuate in response to stock market movements. Stocks and other equity securities are subject to market risks, such as rapid increase or decrease in a stock's value or liquidity, and fluctuations in price due to earnings, economic conditions and other factors beyond the control of the Sub-Adviser. As a result, there is a risk that you could lose money by investing in the Fund.

MORAL INVESTING RISKS
The Sub-Adviser invests in equity securities only if they meet both the Fund's investment and religious requirements, and as such, the return may be lower than if the Sub-Adviser made decisions based solely on investment considerations. If the Catholic Advisory Board is of the opinion that a company has violated teachings and core values of the Roman Catholic Church, the Catholic Advisory Board can request that the security be removed from the Fund. This policy could result in the Fund selling a security at an inopportune time from a financial point of view. However, the Catholic Advisory Board cannot force the sale of a security, it may only recommend to the Sub-Adviser that the security be sold.

INVESTMENT STYLE RISK
The Fund's method of security selection may not be successful and the Fund may underperform the stock market as a whole. The Fund's growth style may go out of favor with investors, resulting in a negative impact to the Fund's performance. In addition, the Sub-Adviser may select stocks that fail to appreciate as anticipated.

GROWTH STOCK RISK
The Fund intends to invest in equity securities of companies that the Sub-Adviser believes will experience relatively rapid earnings growth. Growth securities typically trade at higher multiples of current earnings than other securities. Therefore, growth securities may be more sensitive to changes in current or expected earnings than other securities. Growth securities also may be more volatile because growth companies usually invest a high portion of earnings in their business, and they may lack the dividends of value stocks that can lessen the decreases in stock prices in a falling market. A company may never achieve the earnings expansion the Fund anticipates.

SMALL AND MID-CAP COMPANY RISK
Investments in small and mid-sized companies often involve higher risks because they may lack the management experience, financial resources, product diversification and competitive strengths usually present with larger corporations. In addition, in many instances, the securities of small and mid-sized companies are traded only over-the-counter or on a regional securities exchange, and the frequency and volume of their trading is substantially less than is typical of larger companies. Therefore, the securities of small and mid-sized companies may be subject to wider price fluctuations. Small and mid-sized companies also may not be widely followed by the investment community, which can lower the demand for their stock.

WHAT HAS BEEN THE FUND'S PERFORMANCE HISTORY?

The bar chart and performance table shown below provide some indication of the risks and variability of investing in the Ave Maria Growth Fund by showing the Fund's performance for each full calendar year over the lifetime of the Fund and by showing how the Fund's average annual total returns compare with those of a broad measure of market performance. How the Fund has performed in the past (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.


                                [GRAPHIC OMITTED]

                              2004    2005     2006
                             ------   -----   ------
                             21.47%   0.34%   15.76%


During the period shown in the bar chart, the highest return for a quarter was 10.46% during the quarter ended December 31, 2004 and the lowest return for a quarter was -4.00% during the quarter ended March 31, 2005.


The impact of taxes is not reflected in the bar chart; if reflected, returns would be less than those shown.

AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDED DECEMBER 31, 2006:


The table below shows how the Ave Maria Growth Fund's average annual total returns compare with those of the Standard & Poor's 500 Index. The table also presents the impact of taxes on the Fund's returns. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.


                                         ONE     SINCE INCEPTION
AVE MARIA GROWTH FUND                    YEAR     (MAY 1, 2003)
                                        ------   ---------------
  Return Before Taxes                   15.76%        16.32%

  Return After Taxes on Distributions   15.62%        16.26%

  Return After Taxes on Distributions
    and Sale of Fund Shares             10.44%        14.24%

STANDARD & POOR'S 500 INDEX*
  (reflects no deduction for fees,
  expenses, or taxes)                   15.79%        14.71%

* THE STANDARD & POOR'S 500 INDEX IS AN UNMANAGED INDEX OF COMMON STOCK PRICES OF 500 WIDELY HELD U.S. STOCKS.

--------------------------------------------------------------------------------

AVE MARIA RISING DIVIDEND FUND

WHAT IS THE FUND'S INVESTMENT OBJECTIVE?

The Ave Maria Rising Dividend Fund seeks to provide increasing dividend income over time, long-term growth of capital, and a reasonable level of current income through investments primarily in dividend-paying common stocks of companies that do not violate core values and teachings of the Roman Catholic Church.

WHAT ARE THE FUND'S PRINCIPAL INVESTMENT STRATEGIES?

Under normal circumstances, the Ave Maria Rising Dividend Fund will invest at least 80% of its net assets, including the amount of any borrowings for investment purposes, in the common stocks of dividend-paying companies that the Adviser expects to increase their dividends over time and also provide long-term growth of capital. The Adviser believes that a track record of dividend increases is an excellent indicator of financial health and growth prospects, and that over the long term, income can contribute significantly to total return. Dividends can also help reduce the Fund's volatility during periods of market turbulence and help offset losses when stock prices are falling.

The Adviser looks for stocks with sustainable, above-average growth in earnings and dividends, and the Adviser attempts to buy them when they are temporarily out-of-favor or undervalued by the market. The Fund may invest in companies of all sizes. Using fundamental security analysis, the Adviser extensively analyzes stocks to identify those that meet the Fund's investment objective and standards.

The Fund practices morally responsible investing. This process is designed to avoid investments in companies it believes offer products or services or engages in practices that are contrary to core values and teachings of the Roman Catholic Church. The Catholic Advisory Board sets the criteria for screening out companies based on religious principles. In making this determination, the Catholic Advisory Board's members are guided by the magisterium of the Catholic Church and actively seek the advice and counsel of Catholic clergy. This process would, in general, encompass two major categories of companies: first, those involved in the practice of abortion, and second, companies whose policies are judged to be anti-family, such as companies that distribute pornographic material or whose policies undermine the Sacrament of Marriage.

In selecting investments for the Fund, the Adviser favors companies with one or more of the following attributes:

o either a track record of, or the potential for, above-average earnings and dividend growth;

o    a competitive dividend yield;

o a sound balance sheet and solid cash flow to support future dividend increases;

o    a sustainable competitive advantage and leading market position; and

o reasonable valuations, such as low price/earnings, price/cash flow, or price/sales ratios.

Stocks are sold when a company fails to achieve expected results, or economic factors or competitive developments adversely impair the company's intrinsic value. Additionally, a stock may be sold (but is not required to be sold) if the Catholic Advisory Board determines that the company operates in a way that is inconsistent with core values and teachings of the Roman Catholic Church.

Under normal circumstances, all of the Fund's equity investments and at least 80% of the Fund's net assets, including the amount of any borrowings for investment purposes, will be invested in securities meeting the Fund's religious criteria. This policy and the Fund's investment objective are fundamental and as such may not be changed without the affirmative vote of the holders of a majority (as defined under the Investment Company Act of 1940) of the Fund's outstanding shares.

In pursuing the Fund's investment objective, the Adviser has the discretion to purchase securities that do not meet its normal investment criteria, as described above, when it perceives an unusual opportunity for gain. These special situations might arise when the Adviser believes a security could increase in value for a variety of reasons, including a change in management, an extraordinary corporate event, or a temporary imbalance in the supply of or demand for the securities.

While most assets will be invested in U.S. common stocks, other securities may also be purchased, including foreign stocks, in keeping with the Fund's investment objective.

WHAT ARE THE PRINCIPAL RISKS OF INVESTING IN THE AVE MARIA RISING DIVIDEND FUND?

GENERAL MARKET RISKS
The return on and value of an investment in the Fund will fluctuate in response to stock market movements. Also, a company may reduce or eliminate its dividend. Stocks and other equity securities are subject to market risks such as rapid increase or decrease in a stock's value or liquidity, and fluctuations in price due to earnings, economic conditions and other factors beyond the control of the Adviser. As a result, there is a risk that you could lose money by investing in the Fund.

MORAL INVESTING RISKS
The Adviser invests in equity securities only if they meet both the Fund's investment and religious requirements, and as such, the return may be lower than if the Adviser made decisions based solely on investment considerations. If the Catholic Advisory Board is of the opinion that a company has violated teachings and core values of the Roman Catholic Church, the Catholic Advisory Board can request that the security be removed from the Fund. This policy could result in the Fund selling a security at an inopportune time from a purely financial point of view. However, the Catholic Advisory Board cannot force the sale of a security, it may only recommend to the Adviser that the security be sold.

INVESTMENT STYLE RISK
The Fund's method of security selection may not be successful and the Fund may underperform the stock market as a whole. There is no guarantee that the Fund's dividends will increase over time. The Adviser's value approach focuses on stocks believed to be selling at a discount relative to intrinsic value. It is the Adviser's expectation that the market will ultimately recognize these undervalued stocks and their prices will rise to more closely reflect their true value. If the market does not recognize these companies, their stock prices may remain stable or decrease.

SMALL AND MID-CAP COMPANY RISK
Investments in small and mid-sized companies often involve higher risks because they may lack the management experience, financial resources, product diversification and competitive strengths of larger corporations. In addition, in many instances, the securities of small and mid-sized companies are traded only over-the-counter or on a regional securities exchange, and the frequency and volume of their trading is substantially less than is typical of larger companies. Therefore, the securities of small and mid-sized companies may be subject to wider price fluctuations. Small and mid-sized companies also may not be widely followed by the investment community, which can lower the demand for their stock.

WHAT HAS BEEN THE FUND'S PERFORMANCE HISTORY?


The bar chart and performance table shown below provide some indication of the risks of investing in the Ave Maria Rising Dividend Fund by showing the Fund's performance for each full calendar year over the lifetime of the Fund and by showing how the Fund's average annual total returns compare with those of broad measures of market performance. How the Fund has performed in the past (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.

                               [GRAPHIC OMITTED]

                                      2006
                                     ------
                                     17.89%

During the period shown in the bar chart, the highest return for a quarter was 7.05% during the quarter ended December 31, 2006 and the lowest return for a quarter was -0.44% during the quarter ended June 30, 2006.

The impact of taxes is not reflected in the bar chart; if reflected, returns would be less than those shown.

AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDED DECEMBER 31, 2006:

The table below shows how the Ave Maria Rising Dividend Fund's average annual total returns compare with those of the Standard & Poor's 500 Index and the Standard & Poor's Dividend Aristocrats Index. The table also presents the impact of taxes on the Fund's returns. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

                                                      ONE        SINCE INCEPTION
AVE MARIA RISING DIVIDEND FUND                        YEAR        (MAY 2, 2005)
                                                     -------     ---------------
  Return Before Taxes                                 17.89%         14.77%

  Return After Taxes on Distributions                 17.29%         14.34%

  Return After Taxes on Distributions
    and Sale of Fund Shares                           12.35%         12.61%

STANDARD & POOR'S 500 INDEX*
  (reflects no deduction for fees,
  expenses, or taxes)                                 15.79%         14.87%

STANDARD & POOR'S DIVIDEND
ARISTOCRATS INDEX **
  (reflects no deduction for fees,
  expenses, or taxes)                                 17.30%         10.04%

* THE STANDARD & POOR'S 500 INDEX IS AN UNMANAGED INDEX OF COMMON STOCK PRICES OF 500 WIDELY HELD U.S. STOCKS.

** THE STANDARD & POOR'S DIVIDEND ARISTOCRATS INDEX IS AN UNMANAGED INDEX WHICH MEASURES THE PERFORMANCE OF THE COMPANIES WITHIN THE STANDARD & POOR'S 500 INDEX THAT HAVE INCREASED THEIR DIVIDEND PAYMENTS IN EACH OF THE LAST 25 YEARS.

--------------------------------------------------------------------------------

AVE MARIA OPPORTUNITY FUND

WHAT IS THE FUND'S INVESTMENT OBJECTIVE?

The investment objective of the Ave Maria Opportunity Fund is to seek long-term capital appreciation from equity investments primarily in companies that do not violate core values and teachings of the Roman Catholic Church.

WHAT ARE THE FUND'S PRINCIPAL INVESTMENT STRATEGIES?

Under normal circumstances, the Ave Maria Opportunity Fund will invest primarily in common stocks of small capitalization ("small-cap") and micro capitalization ("micro-cap") companies meeting the Fund's religious criteria (as discussed below). The Adviser uses fundamental security analysis to identify and purchase shares of companies which it believes are selling below their intrinsic value. The price of shares in relation to cash flow, earnings, dividends, book value, and asset value, both historical and prospective, are key determinants in the security selection process. Emphasis is also placed on companies undergoing change in operations, management, capital allocation, strategies, product transitions, and other significant changes which the Adviser feels will significantly enhance shareholder value in the future. The Adviser believes that the Russell 2000 Index, an index of small capitalization stocks, is the most appropriate broad-based securities market index against which to compare the Fund's performance. The median market capitalization of companies included in the Russell 2000 Index currently is $659 million. Although the Fund is permitted to invest in companies of any size, it is anticipated that the Fund will invest primarily in common stocks of small-cap and micro-cap companies, as defined by the Adviser, with market capitalizations within the range determined by the Adviser. The Adviser currently defines small-cap companies as those whose market capitalization at the time of purchase is between $200 million and $4 billion, and defines micro-cap companies as those whose market capitalization is less than $200 million. Therefore, most of the companies in the Fund's portfolio can be expected to have a market capitalization of $4 billion or less, as measured at the time of purchase. However, there is no maximum or minimum market capitalization of companies in which the Fund may invest.


The Fund practices morally responsible investing. This process is designed to avoid investments in companies it believes offer products or services or engages in practices that are contrary to core values and teachings of the Roman Catholic Church. The Catholic Advisory Board sets the criteria for screening out companies based on religious principles. In making this determination, the Catholic Advisory Board's members are guided by the magisterium of the Catholic Church and actively seek the advice and counsel of Catholic clergy. This process would, in general, encompass two major categories of companies: first, those involved in the practice of abortion, and second, companies whose policies are judged to be anti-family, such as companies that distribute pornographic material or whose policies undermine the Sacrament of Marriage.

The prices of securities held by the Fund are monitored in relation to the Adviser's criteria for value. When a stock appreciates substantially and is no longer undervalued, according to the Adviser's valuation criteria, it is sold. Stocks are also sold when a company fails to achieve expected results or economic factors or competitive developments adversely impair the company's intrinsic value. Additionally, a stock may be sold (but is not required to be sold) if the Catholic Advisory Board determines that the company operates in a way that is inconsistent with core values and teachings of the Roman Catholic Church.

The Adviser intends to hold securities in the Fund for an average of 3 to 5 years. In the Adviser's opinion, holding stocks purchased at bargain prices allows compounding to work without the return-eroding effects of commissions and capital gains taxes.


Under normal circumstances, all of the Fund's equity investments and at least 80% of the Fund's net assets, including the amount of any borrowings for investment purposes, will be invested in securities meeting the Fund's religious criteria. This policy and the Fund's investment objective are fundamental and as such may not be changed without the affirmative vote of the holders of a majority (as defined under the Investment Company Act of 1940) of the Fund's outstanding shares.

WHAT ARE THE PRINCIPAL RISKS OF INVESTING IN THE AVE MARIA OPPORTUNITY FUND?


GENERAL MARKET RISKS
The return on and value of an investment in the Fund will fluctuate in response to stock market movements. Stocks and other equity securities are subject to market risks, such as rapid increase or decrease in a stock's value or liquidity, and fluctuations in price due to earnings, economic conditions and other factors beyond the control of the Adviser. As a result, there is a risk that you could lose money by investing in the Fund.

MORAL INVESTING RISKS
The Adviser invests in equity securities only if they meet both the Fund's investment and religious requirements, and as such, the return may be lower than if the Adviser made decisions based solely on investment considerations. If the Catholic Advisory Board is of the opinion that a company has violated teachings and core values of the Roman Catholic Church, the Catholic Advisory Board can request that the security be removed from the Fund. This policy could result in the Fund selling a security at an inopportune time from a purely financial point of view. However, the Catholic Advisory Board cannot force the sale of a security, it may only recommend to the Adviser that the security be sold.


INVESTMENT STYLE RISKS
The Fund's method of security selection may not be successful and the Fund may underperform the stock market as a whole. The Adviser's value approach focuses on stocks believed to be selling at a discount relative to intrinsic value. It is the Adviser's expectation that the market will ultimately recognize these undervalued stocks and their prices will rise to more closely reflect their true value. If the market does not recognize these companies, their stock prices may remain stable or decrease.

SMALL-CAP AND MICRO-CAP COMPANY RISKS
Investments in small-cap and micro-cap companies often involve higher risks because these companies may lack the management experience, financial resources, product diversification and competitive strengths of larger corporations. In addition, in many instances, the securities of small-cap and micro-cap companies are traded only over-the-counter or on a regional securities exchange, and the frequency and volume of their trading is substantially less than is typical of larger companies. Therefore, the securities of small-cap and micro-cap companies may be subject to wider price fluctuations. Small-cap and micro-cap companies also may not be widely followed by the investment community, which can lower the demand for their stock. The foregoing risks may be particularly pronounced with respect to investments in micro-cap companies.

WHAT HAS BEEN THE FUND'S PERFORMANCE HISTORY?

The Ave Maria Opportunity Fund commenced operations on May 1, 2006 and therefore does not have a performance history for a full calendar year.


--------------------------------------------------------------------------------

AVE MARIA BOND FUND

WHAT IS THE FUND'S INVESTMENT OBJECTIVE?

The investment objective of the Ave Maria Bond Fund is to seek preservation of principal with a reasonable level of current income.

WHAT  ARE THE  FUND'S PRINCIPAL INVESTMENT STRATEGIES?

The Ave Maria Bond Fund invests primarily (80% or more of its net assets, including the amount of any borrowings for investment purposes) in investment-grade debt securities of primarily domestic issuers, including corporations, government agencies and municipalities, as well as mortgage-backed securities and money market instruments. This policy and the Fund's investment objective are fundamental and as such may not be changed without the affirmative vote of the holders of a majority (as defined under the Investment Company Act of 1940) of the Fund's outstanding shares. In selecting securities, the Adviser will focus on the issuer's credit strength as well as the security's effective duration and yield. Effective duration is a measure of a debt security's price sensitivity to interest rate changes. Effective duration takes into account a debt security's cash flows over time including the possibility that a debt security might be prepaid by the issuer or redeemed by the holder prior to its stated maturity date. In contrast, maturity measures only the time until final payment is due.

The Fund may also invest a portion of its net assets (up to 20%) in preferred stocks, convertible securities, and common stocks paying dividends. The Fund also seeks to invest in securities that appear comparatively undervalued. For example, the Fund would consider a security having a yield that is higher than another security of similar credit quality and duration to be comparatively undervalued.

Under normal circumstances, all of the Fund's investments in corporate debt and equity securities will satisfy the Fund's religious criteria. The Adviser monitors over 10,000 primarily domestic corporations to identify companies as candidates for the Fund. This process is designed to avoid investments in companies it believes offer products or services or engages in practices that are contrary to core values and teachings of the Roman Catholic Church. The Catholic Advisory Board sets the criteria for screening out companies based on religious principles. In making this determination, the Catholic Advisory Board's members are guided by the magisterium of the Catholic Church and actively seek the advice and counsel of Catholic clergy. However, the Fund's investments in U.S. government obligations (or money market instruments that the Fund may invest in for temporary defensive or liquidity purposes) may conflict with the Fund's religious goals.

The Fund will invest at least a majority of its assets in securities rated at least BBB (or an equivalent rating) at the time of purchase by a nationally recognized rating agency, or unrated securities of comparable quality, and in securities issued by the U.S. government, its agencies or its instrumentalities. The Fund will invest no more than 20% of its assets in securities whose highest rating, at the time of purchase, is BBB (or an equivalent rating) or lower.

"Investment-grade" securities are government securities, corporate bonds, debentures or notes or money market instruments rated at least BBB (or an equivalent rating), or unrated securities the Adviser considers to be of comparable quality. The Fund may invest up to 5% of its net assets in securities whose ratings are below investment grade.

Unlike funds investing solely for income, the Fund also seeks modest capital appreciation and growth of investment income. The Fund may purchase securities that are convertible into common stock or carry warrants or common stock purchase rights when the Adviser believes they offer higher return potential than nonconvertible securities. The Fund may also seek capital appreciation by investing in fixed income securities when the Adviser believes interest rates on such investments may decline, thereby increasing the market value of the Fund's fixed income securities. The Adviser may also purchase securities it believes have a high potential for credit upgrade.

The value of fixed income securities tends to decrease when interest rates rise and increase when interest rates fall. While securities with shorter maturities generally offer lower yields, they are less affected by interest rate changes and generally provide greater price stability than longer-term securities. When the Adviser expects interest rates to rise, it may purchase fixed income securities with shorter maturities or invest in money market instruments. When the Adviser expects interest rates to fall, it may invest in longer-term fixed income securities.



WHAT ARE THE PRINCIPAL RISKS OF INVESTING IN THE AVE MARIA BOND FUND?

GENERAL MARKET RISKS
Factors affecting the securities markets include economic growth and decline, interest rate levels and political events. There is a risk the Adviser will not accurately predict the impact of these and other factors, in which case the securities owned by the Fund might decline in value. As a result, there is a risk you could lose money by investing in the Fund.


MORAL INVESTING RISKS
The Adviser invests in securities only if they meet both the Fund's investment and religious requirements, and as such, the return may be lower than if the Adviser made decisions based solely on investment considerations. If the Catholic Advisory Board is of the opinion that a company has violated teachings and core values of the Roman Catholic Church, the Catholic Advisory Board can request that the security be removed from the Fund. This policy could result in the Fund selling a security at an inopportune time from a purely financial point of view. However, the Catholic Advisory Board cannot force the sale of a security, it may only recommend to the Adviser that the security be sold.


CREDIT RISK
The value of the Fund's fixed income securities is affected by the issuers' continued ability to make interest and principal payments. The Fund could lose money if the issuers cannot meet their financial obligations or their credit ratings are downgraded. Securities rated in the lowest of the investment-grade categories (BBB or an equivalent rating) are considered more speculative than higher-rated securities. Their issuers may not be as financially strong as those of higher-rated bonds and may be more likely to not be able to make interest or principal payments during periods of economic uncertainty or downturn.

INTEREST RATE RISK
The value of the Fund's securities is also affected by changes in interest rates. When interest rates rise, the value of the Fund's securities and its share value will decline. A change in interest rates will also change the amount of income the Fund generates.


PREPAYMENT RISK
Mortgage-backed securities may be particularly sensitive to changes in prevailing interest rates and involve prepayment risk, which is the risk that the underlying mortgages may be refinanced or paid off before they mature, particularly during periods of declining interest rates. This could lower the Fund's return and result in losses to the Fund if some securities were acquired at a premium.

INVESTMENT GRADE RISK
The Fund's investment grade determination is made at the time of purchase. If a security's investment grade is reduced below investment grade, the Fund is not required to liquidate the position. When a security rating is reduced below investment grade, it may be more difficult for the Fund to receive income and achieve capital appreciation from its investment.

WHAT HAS BEEN THE FUND'S PERFORMANCE HISTORY?

The bar chart and performance table shown below provide some indication of the risks and variability of investing in the Ave Maria Bond Fund by showing the Fund's performance for each full calendar year over the lifetime of the Fund and by showing how the Fund's average annual total returns compare with those of a broad measure of market performance. How the Fund has performed in the past (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.


                               CLASS R PERFORMANCE

                                [GRAPHIC OMITTED]

                              2004    2005    2006
                              -----   -----   -----
                              5.06%   1.39%   5.95%

During the period shown in the bar chart, the highest return for a quarter was 3.48% during the quarter ended September 30, 2006 and the lowest return for a quarter was -1.56% during the quarter ended June 30, 2004.

The impact of taxes is not reflected in the bar chart; if reflected, returns would be less than those shown. The performance of Class I shares will be higher than the performance of Class R shares since Class R shares' expenses are higher. Both classes invest in the same portfolio of securities and the annual returns differ only to the extent that the classes do not have the same expenses.

AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDED DECEMBER 31, 2006:

The table below shows how the Ave Maria Bond Fund's average annual total returns compare with those of the Lehman Brothers U.S. Government/Credit Intermediate Index. The table also presents the impact of taxes on the Fund's returns. After-tax returns are shown for Class R shares only and after-tax returns for Class I shares will differ. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

                                                         ONE    SINCE INCEPTION
AVE MARIA BOND FUND                                     YEAR     (MAY 1, 2003)
                                                        -----   ---------------
CLASS R SHARES

  Return Before Taxes                                   5.95%        4.01%
  Return After Taxes on Distributions                   4.69%        3.00%
  Return After Taxes on Distributions
    and Sale of Fund Shares                             4.08%        2.90%

CLASS I SHARES
  Return Before Taxes                                   6.16%        4.37%

LEHMAN BROTHERS U.S. GOVERNMENT/
  CREDIT INTERMEDIATE INDEX*
  (reflects  no deduction for
  fees,expenses, or taxes)                              4.08%        2.89%

* THE LEHMAN BROTHERS U.S. GOVERNMENT/CREDIT INTERMEDIATE INDEX IS AN UNMANAGED INDEX GENERALLY REPRESENTATIVE OF THE PERFORMANCE OF INTERMEDIATE TERM BONDS.


--------------------------------------------------------------------------------

                              EXPENSE INFORMATION

This table describes the fees and expenses that you will pay if you buy and hold shares of the Funds.


SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)
Sales Charge (Load) Imposed on Purchases..............................   None
Contingent Deferred Sales Charge (Load)...............................   None
Sales Charge (Load) Imposed on Reinvested Dividends...................   None
Redemption Fee........................................................   None
Exchange Fee..........................................................   None


ANNUAL FUND OPERATING EXPENSES
(EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)


                              Ave Maria               Ave Maria
                               Catholic   Ave Maria     Rising     Ave Maria
                                Values      Growth     Dividend   Opportunity       Ave Maria
                                 Fund        Fund        Fund         Fund          Bond Fund
                              ---------   ---------   ---------   -----------   -----------------
                                                                                Class R   Class I
                                                                                -------   -------
Management Fees ...........     1.00%       1.00%       0.75%        1.00%       0.30%     0.30%
Service (12b-1) Fees ......     0.25%       0.25%       None         None        0.25%     0.00%(1)
Other Expenses ............     0.27%       0.37%       0.57%        0.90%       0.39%     0.35%
Acquired Fund Fees
  and Expenses(2) .........     0.00%       0.00%       0.00%        0.01%       0.00%     0.00%
                                ----        ----        ----         ----        ----      ----
Total Annual Fund
  Operating Expenses ......     1.52%       1.62%       1.32%        1.91%       0.94%     0.65%
Less: Fee Reduction
  and/or Expense
  Reimbursement(3) ........     0.02%       0.12%       0.06%        0.65%       0.24%     0.25%
                                ----        ----        ----         ----        ----      ----
Net Annual Fund
  Operating Expenses ......     1.50%       1.50%       1.26%        1.26%       0.70%     0.40%
                                ====        ====        ====         ====        ====      ====

EXAMPLE

This Example is intended to help you compare the cost of investing in the Funds with the cost of investing in other mutual funds. It assumes that you invest $10,000 in a Fund for the time periods indicated, all dividends and distributions are reinvested in shares of the Fund, and then you redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Funds' operating expenses remain the same. The Example also takes into account the Adviser's contractual arrangement to maintain each Fund's expenses at the agreed upon level for the contractual periods currently in place. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                       Ave Maria               Ave Maria
                        Catholic   Ave Maria     Rising     Ave Maria
                         Values      Growth     Dividend   Opportunity       Ave Maria
                          Fund        Fund        Fund         Fund          Bond Fund
                       ---------   ---------   ---------   -----------   -----------------
                                                                         Class R   Class I
                                                                         -------   -------
1 Year                   $  153      $  153      $  128       $  128      $   72     $ 41
3 Years                     474         474         400          400         224      128
5 Years                     823         846         705          839         446      284
10 Years                  1,807       1,890       1,574        2,063       1,085      735


(1) The Trust has adopted a Shareholder Servicing Plan under which Class I shares of the Ave Maria Bond Fund may incur expenses related to the distribution of such shares. The annual limitation for payment of such expenses under the Shareholder Servicing Plan is 0.10% of average daily net assets allocable to Class I shares. However, Class I shares of the Fund did not incur any expenses pursuant to the Shareholder Servicing Plan during the most recent fiscal period.

(2) "Acquired Fund Fees and Expenses" represent the fees and expenses incurred indirectly by the Funds as a result of investing in shares of one or more investment companies or other pooled investment vehicles that have their own expenses. Such fees and expenses have been included under the subcaption "Other Expenses" for the Ave Maria Catholic Values Fund, the Ave Maria Growth Fund, the Ave Maria Rising Dividend Fund and the Ave Maria Bond Fund because they were less than 0.01% during the most recent fiscal year. Net Annual Fund Operating Expenses for the Ave Maria Rising Dividend Fund and the Ave Maria Opportunity Fund are calculated as 1.26% of average daily net assets based on the Adviser's agreement to cap operating expenses at 1.25%, plus Acquired Fund Fees and Expenses.

(3) The Adviser has contractually agreed to reduce advisory fees or reimburse a portion of operating expenses until at least May 1, 2010 so that: the net expenses of the Ave Maria Catholic Values Fund and the Ave Maria Growth Fund do not exceed 1.50%; the net expenses of the Ave Maria Rising Dividend Fund and the Ave Maria Opportunity Fund do not exceed 1.25%; and the net expenses of Class R and Class I shares of the Ave Maria Bond Fund do not exceed 0.70% and 0.40%, respectively. Any fee reductions and/or expense reimbursements by the Adviser are subject to repayment by a Fund (or in the case of the Ave Maria Bond Fund, by each class of shares) for a period of three years from the end of the fiscal year during which such fee reductions or expense reimbursements occurred, provided the repayment to the Adviser does not cause expenses of a Fund (or class) to exceed the expense limitation. The Board of Trustees has authorized in advance these repayments to the Adviser. The Adviser will have no claim against a Fund and the Fund will not pay for any unpaid amounts if its expense limitation agreement expires or is terminated.

--------------------------------------------------------------------------------

                             HOW TO PURCHASE SHARES


Your initial investment in a Fund ordinarily must be at least $1,000 (except that a $10 million initial investment is required to purchase Class I shares of the Ave Maria Bond Fund). The Funds may, in the Adviser's sole discretion, accept certain accounts with less than the stated minimum initial investment. Shares of each Fund are sold on a continuous basis at the net asset value next determined after receipt of a purchase order by the Funds. Purchase orders received by the Funds' transfer agent, Ultimus Fund Solutions, LLC (the "Transfer Agent") by 4:00 p.m., Eastern time, are confirmed at that day's net asset value. Purchase orders received by the Transfer Agent after 4:00 p.m., Eastern time, are confirmed at the net asset value next determined on the following business day.


OPENING A NEW ACCOUNT

You may open an account and make an initial investment in the Funds by sending a check and a completed account application form to Ultimus Fund Solutions, LLC, P.O. Box 46707, Cincinnati, Ohio 45246-0707. Checks should be made payable to the applicable Fund.


All purchase checks must be written in U.S. dollars and drawn on a U.S. bank. The Funds do not accept cash, drafts, "starter" checks, travelers checks, credit card checks, post-dated checks, cashier's checks under $10,000, or money orders. In addition, to protect the Funds from check fraud, the Funds do not accept checks made payable to third parties.


Shares of the Funds may be purchased or sold through brokerage firms or financial institutions. These organizations are authorized to accept purchase orders on behalf of the Funds. These organizations may charge you transaction fees on purchases of Fund shares and may impose other charges or restrictions or account options that differ from those applicable to shareholders who purchase shares directly through the Funds or the Transfer Agent. These organizations may be the shareholders of record of your shares. The Funds are not responsible for ensuring that the organizations carry out their obligations to their customers. Shareholders investing in this manner should look to the organization through which they invest for specific instructions on how to purchase and redeem shares.

Provided the Transfer Agent has received a completed account application form, you may also purchase shares of the Funds by bank wire. Please telephone the Transfer Agent at 888-726-9331 for instructions. You should be prepared to give the name in which the account is to be established, the address, telephone number and taxpayer identification number for the account, the name of the Fund(s) in which you are investing, and the name of the bank that will wire the money. Your investment will be made at the next determined net asset value after your wire is received together with the account information indicated above. If the Transfer Agent does not receive timely and complete account information, there may be a delay in the investment of your money and any accrual of dividends. To make your initial wire purchase, you must mail or fax (513-587-3438) a completed account application to the Transfer Agent. Your bank may impose a charge for sending your wire. There is presently no fee for receipt of wired funds, but the Transfer Agent reserves the right to charge shareholders for this service upon 30 days prior notice to shareholders.


ADDING TO YOUR ACCOUNT

You may purchase and add shares to your account by mail, by bank wire transfer or through your brokerage firm or other financial institution. Checks should be sent to Ultimus Fund Solutions, LLC, P.O. Box 46707, Cincinnati, Ohio 45246-0707. Checks should be made payable to the applicable Fund. In order to purchase additional shares of the Funds by bank wire, please telephone the Transfer Agent at 888-726-9331 for instructions. Each additional purchase request must contain the name of your account and your account number to permit proper crediting to your account. While there is no minimum amount required for subsequent investments, the Funds reserve the right to impose such requirement. All purchases are made at the net asset value next determined after receipt of a purchase order by the Funds.

AUTOMATIC INVESTMENT PLAN (AIP) AND DIRECT DEPOSIT PLAN

You may make automatic monthly investments in the Funds from your bank, savings and loan or other depository institution account. Investments must be at least $50 under the AIP. The Transfer Agent pays the costs of your transfers, but reserves the right, upon 30 days written notice, to make reasonable charges for this service.


Your employer may offer a direct deposit plan which will allow you to have all or a portion of your paycheck transferred automatically to purchase shares of the Funds. Social Security recipients may have all or a portion of their social security check transferred automatically to purchase shares of the Funds. Please call 888-726-9331 for more information.

CUSTOMER IDENTIFICATION AND VERIFICATION

To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify and record information that identifies each person that opens a new account, and to determine whether such person's name appears on government lists of known or suspected terrorists and terrorist organizations. As a result, the Funds must obtain the following information for each person that opens a new account:

     o    Name;
     o    Date of birth (for individuals);
     o Residential or business street address (although post office boxes are still permitted for mailing); and
     o Social security number, taxpayer identification number, or other identifying number.

You may also be asked for a copy of your driver's license, passport, or other identifying document in order to verify your identity. In addition, it may be necessary to verify your identity by cross-referencing your identification information with a consumer report or other electronic database. Additional information may be required to open accounts for corporations and other entities. FEDERAL LAW PROHIBITS THE FUNDS AND OTHER FINANCIAL INSTITUTIONS FROM OPENING A NEW ACCOUNT UNLESS THEY RECEIVE THE MINIMUM IDENTIFYING INFORMATION LISTED ABOVE.

After an account is opened, the Funds may restrict your ability to purchase additional shares until your identity is verified. The Funds also may close your account or take other appropriate action if they are unable to verify your identity within a reasonable time. If your account is closed for this reason, your shares will be redeemed at the net asset value next calculated after the account is closed.

FREQUENT PURCHASES AND REDEMPTIONS OF FUND SHARES

In general, the Funds are designed for long-term investment and not as frequent or short-term trading ("market timing") vehicles. The Funds discourage and do not accommodate frequent purchases and redemptions of Fund shares. Accordingly, the Board of Trustees has adopted policies and procedures in an effort to detect and prevent market timing in the Funds. The Funds, through their service providers, will monitor shareholder trading activity in order to ensure it complies with the Funds' policies. The Funds will also prepare reports illustrating purchase and redemption activity to detect market timing activity. The Funds believe that market timing activity is not in the best interest of shareholders. Market timing can be disruptive to the portfolio management process and may adversely impact the ability of the Adviser to implement a Fund's investment strategies. In addition to being disruptive, the risks to the Funds presented by market timing are higher expenses through increased trading and transaction costs; forced and unplanned portfolio turnover; large asset swings that decrease a Fund's ability to provide maximum investment return to all shareholders; and potentially diluting the value of Fund shares. These risks can have an adverse affect on Fund performance. The Funds reserve the right at any time to reject any purchase or exchange request that it believes to be market timing; modify any terms or conditions of purchase of shares of any Fund; or withdraw all or any part of the offering made by this Prospectus. If a purchase order is rejected, shareholders will be responsible for any resulting losses or fees imposed by any financial institutions. Each of the restrictions on frequent purchases and redemptions of Fund shares described above apply uniformly in all cases.

ADDITIONAL INFORMATION

The Funds will mail you confirmations of all purchases or redemptions of Fund shares. Certificates representing shares are not issued. The Funds and the Distributor reserve the rights to limit the amount of investments and to refuse to sell to any person.

The Funds' account application contains provisions in favor of the Funds, the Distributor, the Transfer Agent and certain of their affiliates, excluding such entities from certain liabilities (including, among others, losses resulting from unauthorized shareholder transactions) relating to the various services made available to investors.

By sending your check to the Funds or its Transfer Agent, please be aware that you are authorizing the Transfer Agent to make a one-time electronic debit from your account at the financial institution indicated on your check. Your bank account will be debited as early as the same day the Transfer Agent receives your payment in the amount of your check; no additional amount will be added to the total. The transaction will appear on your bank statement. Your original check will be destroyed once processed, and you will not receive your cancelled check back. If the Transfer

Agent cannot post the transaction electronically, you authorize the Transfer Agent to present an image copy of your check for payment.

If an order to purchase shares is canceled because your check does not clear, you will be responsible for any resulting losses or fees incurred by the Funds or the Transfer Agent in the transaction.

--------------------------------------------------------------------------------

                             HOW TO EXCHANGE SHARES


Shares of one Fund may be exchanged for shares of another Fund. You must meet the minimum investment requirements for the Fund into which you are exchanging. The exchange of shares of one Fund for shares of another Fund is treated, for federal income tax purposes, as a sale on which you may realize a taxable gain or loss.


Shares of the Fund acquired by means of an exchange will be purchased at the net asset value next determined after acceptance of the exchange request by the Transfer Agent. Exchanges may be made by sending a written request to the Transfer Agent, or by calling 888-726-9331. Please provide the following information:

     o    Your name and telephone number
     o    The exact name of your account and your account number
     o    Taxpayer identification number (usually your Social Security number)
     o    Dollar value or number of shares to be exchanged
     o    The name of the Fund from which the exchange is to be made
     o    The name of the Fund into which the exchange is being made

The registration and taxpayer identification numbers of the two accounts involved in the exchange must be identical. To prevent the abuse of the exchange privilege to the disadvantage of other shareholders, the Funds reserve the right to terminate or modify the exchange privilege upon 60 days notice to shareholders.

The Transfer Agent requires personal identification before accepting any exchange request by telephone, and telephone exchange instructions may be recorded. If reasonable procedures are followed by the Transfer Agent, neither the Transfer Agent nor the Funds will be liable for losses due to unauthorized or fraudulent telephone instructions. In the event of drastic economic or market changes, a shareholder may experience difficulty in exchanging shares by telephone. If such a case should occur, sending exchange instructions by mail should be considered.

--------------------------------------------------------------------------------

                              HOW TO REDEEM SHARES


You may redeem shares of the Funds on each day that the Funds are open for business by sending a written request to the Transfer Agent. The request must state the number of shares or the dollar amount to be redeemed and your account number. The request must be signed exactly as your name appears on the Funds' account records. If the shares to be redeemed over any 30-day period have a value of more than $25,000, your signature must be guaranteed. If the name(s) or the address on your account has been changed within the previous 30 days of your redemption request, the request must be made in writing with your signature guaranteed, regardless of the value of the shares being redeemed. The Transfer Agent will accept signatures guaranteed by a domestic bank or trust company, broker, dealer, clearing agency, savings association or other financial institution which participates in the STAMP Medallion program sponsored by the Securities Transfer Association. Signature guarantees from financial institutions which do not participate in the STAMP Medallion program will not be accepted. A notary public cannot provide a signature guarantee. The Transfer Agent has adopted standards for accepting signature guarantees from the above institutions. The Funds and the Transfer Agent reserve the right to amend these standards at any time without notice.


Redemption requests may direct that the proceeds be wired directly to your existing account in any commercial banking institution or brokerage firm in the United States as designated on your application. There is currently no charge for processing wire redemptions. However, the Transfer Agent reserves the right, upon 30 days written notice, to make reasonable charges for wire redemptions. All charges will be deducted from your account by redemption of shares in your account. Your bank or brokerage firm may also impose a charge for processing the wire. In the event that wire transfer of funds is impossible or impractical, the redemption proceeds will be sent by mail to the designated account.


You will receive the net asset value per share next determined after receipt by the Transfer Agent (or other agents of the Funds) of your redemption request in the form described above. Payment is normally made within three business days after tender in proper form, provided that payment in redemption of shares purchased by check will be effected only after the check has been collected, which may take up to fifteen days from the purchase date. To eliminate this delay, you may purchase shares of the Funds by certified check or wire transfer.


You may also redeem your shares through a brokerage firm or financial institution that has been authorized to accept orders on behalf of the Funds at the net asset value next determined after your order is received by such organization in proper form before 4:00 p.m., Eastern time, or such earlier time as may be required by such organization. These organizations may be authorized to designate other intermediaries to act in this capacity. Such an organization may charge you transaction fees on redemptions of Fund shares and may impose other charges or restrictions or account options that differ from those applicable to shareholders who redeem shares directly through the Transfer Agent.

AUTOMATIC WITHDRAWAL PLAN
If the shares in your account have a value of at least $5,000, you (or another person you have designated) may receive monthly, quarterly, semi-annual or annual payments in a specified amount of not less than $50 each. There is currently no charge for this service, but the Transfer Agent reserves the right, upon 30 days written notice, to make reasonable charges or to terminate the plan upon 60 days written notice. Telephone the Transfer Agent toll-free at 888-726-9331 for additional information.

ADDITIONAL INFORMATION
At the discretion of the Funds or the Transfer Agent, corporate investors and other associations may be required to furnish an appropriate certification authorizing redemptions to ensure proper authorization.

The Funds reserve the right to require you to close your account if at any time the value of your shares is less than $1,000 (based on actual amounts invested, unaffected by market fluctuations), or such other minimum amount as the Funds may determine from time to time. After notification to you of the Funds' intention to close your account, you will be given 60 days to increase the value of your account to the minimum amount.

The Funds  reserve the right to suspend the right of  redemption  or to postpone
the  date  of  payment  for  more  than  three   business   days  under  unusual
circumstances as determined by the Securities and Exchange Commission.


Each Fund, when it is deemed to be in the best interests of the Fund's shareholders, may make payment for shares repurchased or redeemed in whole or in part in securities of the Fund taken at current value. Should payment be made in securities, the redeeming shareholder will generally incur brokerage costs in converting such securities to cash and will bear market risk until the securities received are converted into cash. Portfolio securities which are issued in an in-kind redemption will be readily marketable.


--------------------------------------------------------------------------------

                          DIVIDENDS AND DISTRIBUTIONS

The Ave Maria Catholic Values Fund, the Ave Maria Growth Fund and the Ave Maria Opportunity Fund expect to distribute substantially all of their net investment income, if any, on an annual basis. The Ave Maria Rising Dividend Fund expects to distribute substantially all of its net investment income on a quarterly basis. The Ave Maria Bond Fund expects to distribute substantially all of its net investment income on a monthly basis. Each Fund expects to distribute any net realized capital gains annually.

Distributions are paid according to one of the following options:

Share Option  -- income distributions and capital gains distributions reinvested in additional shares.

Income Option -- income distributions paid in cash; capital gains distributions reinvested in additional shares.

Cash Option   -- income distributions and capital gains distributions paid in cash.

You should indicate your choice of option on your application. If no option is specified on your application, distributions will automatically be reinvested in additional shares. All distributions will be based on the net asset value in effect on the payable date.

If you select the Income Option or the Cash Option and the U.S. Postal Service cannot deliver your checks or if your checks remain uncashed for six months, your dividends may be reinvested in your account at the then-current net asset value and your account will be converted to the Share Option. No interest will accrue on amounts represented by uncashed distribution checks.

--------------------------------------------------------------------------------

                                     TAXES

Each Fund has qualified in all prior years and intends to continue to qualify for the special tax treatment afforded a "regulated investment company" under Subchapter M of the Internal Revenue Code by annually distributing substantially all of its net investment income and any net realized capital gains to its shareholders and by satisfying certain other requirements related to the sources of its income and the diversification of its assets. By so qualifying, each Fund will not be subject to federal income tax on that part of its net investment income and net realized capital gains which it distributes to shareholders. The Ave Maria Catholic Values Fund, the Ave Maria Growth Fund, the Ave Maria Rising Dividend Fund and the Ave Maria Opportunity Fund expect most of their distributions to be in the form of capital gains and the Ave Maria Bond Fund expects most of its distributions to be in the form of net investment income; however, the nature of each Fund's distributions could vary in any given year.

Dividends and distributions paid to shareholders are generally subject to federal income tax and may be subject to state and local income tax. Distributions attributable to net investment income and net realized short-term capital gains, if any, are generally taxed as ordinary income, although certain income dividends may be taxed to non-corporate shareholders at long-term capital gains rates. Dividends distributed by the Funds from net investment income may be eligible, in whole or in part, for the dividends received deduction available to corporations.

Distributions of net capital gains (the excess of net long-term capital gains over net short-term capital losses) by the Funds are taxable to you as capital gains, without regard to the length of time you have held your Fund shares. Capital gains distributions may be taxable at different rates depending on the length of time a Fund holds its assets. Redemptions of shares of the Funds are taxable events on which you may realize a gain or loss.

If you buy shares of a Fund shortly before the record date of a distribution, you will pay taxes on money earned by the Fund before you were a shareholder. You will pay the full pre-distribution price for the shares, then receive a portion of your investment back as a distribution, which is taxable.

The Funds will mail a statement to you annually indicating the amount and federal income tax status of all distributions made during the year. In addition to federal taxes, you may be subject to state and local taxes on distributions.

You should consult your tax advisor about the tax consequences of distributions from the Funds, redemptions and exchanges of Fund shares, and the use of the Automatic Withdrawal Plan. The tax consequences described in this section apply whether distributions are taken in cash or reinvested in additional shares. See "Taxes" in the Statement of Additional Information for further information.

--------------------------------------------------------------------------------

                             OPERATION OF THE FUNDS

Each Fund is a diversified series of Schwartz Investment Trust (the "Trust"), an open-end management investment company organized as an Ohio business trust. The Board of Trustees supervises the business activities of the Funds. Like other mutual funds, the Trust retains various organizations to perform specialized services for the Funds.

INVESTMENT ADVISER


The Trust retains Schwartz Investment Counsel, Inc. (the "Adviser"), 3707 W. Maple Road, Suite 100, Bloomfield Hills, Michigan 48301, to manage the Funds' investments. The Adviser has been registered as an investment adviser since 1988 and has $650 million of assets under management as of December 31, 2006. The controlling shareholder of the Adviser is George P. Schwartz, who is President of both the Trust and the Adviser.


The Ave Maria Catholic Values Fund, the Ave Maria Growth Fund and the Ave Maria Opportunity Fund each pay the Adviser an investment advisory fee at the annual rate of 1% of the average value of its daily net assets. The Ave Maria Rising Dividend Fund pays the Adviser an investment advisory fee at the annual rate of 0.75% of the average value of its daily net assets. The Ave Maria Bond Fund pays the Adviser an investment advisory fee at the annual rate of 0.30% of the average value of its daily net assets.


A discussion of the factors considered by the Board of Trustees in its most recent approval of the Funds' investment advisory agreements, including its conclusions with respect thereto, will be available in the Funds' semi-annual report for the period ended June 30, 2007.


SUB-ADVISER

Subject to the authority of the Board of Trustees and the supervision of the Adviser, the Adviser retains JLB & Associates, Inc. (the "Sub-Adviser"), 44670 Ann Arbor Road, Suite 190, Plymouth, Michigan 48170, to provide the Ave Maria Growth Fund with a continuous program of investing the Fund's assets and determining the composition of the Fund's portfolio. Compensation of the Sub-Adviser is paid by the Adviser (not the Ave Maria Growth Fund) at the annual rate of 0.40% of the average value of the Fund's daily net assets. The Sub-Adviser's fee will be reduced on a pro-rata basis to the extent that the Adviser waives any of its advisory fees or reimburses expenses of the Fund. The Sub-Adviser cannot recover from the Fund any such fee reductions.

PORTFOLIO MANAGERS

The portfolio managers of each Fund are responsible for the day-to-day investment policy, portfolio management and investment research for such Fund. The business experience of the portfolio managers are described below. The Statement of Additional Information provides additional information about the portfolio managers' compensation, other accounts managed by the portfolio managers and their ownership of shares of the Funds.

GEORGE P. SCHWARTZ, CFA, co-portfolio manager of the Ave Maria Catholic Values Fund and the Ave Maria Rising Dividend Fund, has been President and Chief Investment Officer of the Adviser for more than 25 years. He has served as a portfolio manager of the Ave Maria Catholic Values Fund since July 2002 and the Ave Maria Rising Dividend Fund since its inception on May 2, 2005.

GREGORY R. HEILMAN, CFA, co-portfolio manager of the Ave Maria Catholic Values Fund since October 1, 2003. He currently serves as Senior Vice President and Portfolio Manager of the Adviser. From 1999 until August 2003, Mr. Heilman was Vice President and Portfolio Manager with Gries Financial LLC.

JAMES L. BASHAW, CFA, portfolio manager of the Ave Maria Growth Fund since its inception on May 1, 2003. Mr. Bashaw has been President and Chief Investment Officer of the Sub-Adviser for more than 20 years.

RICHARD L. PLATTE, JR., CFA, portfolio manager of the Ave Maria Bond Fund and co-portfolio manager of the Ave Maria Rising Dividend Fund, has served in these capacities since each Fund's inception (May 1, 2003 and May 2, 2005, respectively). He joined the Adviser in 1987 and currently serves as Executive Vice President and Secretary.

TIMOTHY S. SCHWARTZ, portfolio manager of the Ave Maria Opportunity Fund since its inception on May 1, 2006. He joined the Adviser in 1998 and currently serves as Vice President and Treasurer.

DISTRIBUTOR

Ultimus Fund Distributors, LLC (the "Distributor") serves as the distributor of shares of the Funds. The Distributor, located at 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246, is a wholly-owned subsidiary of the Funds' administrator and transfer agent. The Funds may be distributed through other broker-dealers as well.

SHAREHOLDER SERVICING PLAN (12B-1 FEES)

Each Fund (except for the Ave Maria Rising Dividend Fund and the Ave Maria Opportunity Fund) has adopted a Shareholder Servicing Plan (the "Plan"). The Plan allows the Funds to make payments to financial organizations (including payments directly to the Adviser and the Distributor) for providing account administration and personnel and account maintenance services to Fund shareholders. The annual service fee may not exceed an amount equal to 0.25% of each Fund's average daily net assets (except that the service fee is limited to 0.10% of the average net assets of the Ave Maria Bond Fund allocable to Class I shares). Because these fees are paid out of the Funds' assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges. The Adviser may make additional payments to financial organizations from its own revenues based on the amount of customer assets maintained in the Funds by such organizations. The payment by the Adviser of any such additional compensation will not affect the expense ratio of the Funds.

PORTFOLIO HOLDINGS AND DISCLOSURE POLICY

A description of the Funds' policies and procedures with respect to the disclosure of the Funds' portfolio securities is available in the Statement of Additional Information.

--------------------------------------------------------------------------------

                           THE CATHOLIC ADVISORY BOARD

Each member of the Catholic Advisory Board has served for many years on Catholic boards, committees, foundations and other Catholic organizations. They have all met with and discussed matters of Catholic dogma with the hierarchy of the Catholic Church, including bishops, archbishops, and in some cases, the Pope. All of them are familiar with the magisterium of the Roman Catholic Church. The Catholic Advisory Board sets the criteria for screening out companies based on religious principles. The companies considered for investment in the Funds are screened using publicly available information as well as information from the Adviser, shareholders and other sources. The Catholic Advisory Board members actively seek the advice and counsel of Catholic clergy in determining if companies meet the Funds' religious criteria.

The members of the Catholic Advisory Board are:


     PAUL R. RONEY, CHAIRMAN
     Executive Director of the Ave Maria Foundation

     LOUIS L. HOLTZ
     Former football coach, ESPN college football analyst, author, and motivational speaker

     LAWRENCE KUDLOW
     Host of CNBC's "Kudlow & Company" and nationally syndicated columnist

     THOMAS S. MONAGHAN
     Chancellor of Ave Maria University

     MICHAEL NOVAK
     Author, columnist and former U.S. Ambassador

     PHYLLIS SCHLAFLY
     Founder of Eagle Forum


HIS EMINENCE ADAM CARDINAL MAIDA is the ecclesiastical advisor to the Catholic Advisory Board, but is not connected to the Funds in any way.

The Catholic Advisory Board acts in an advisory capacity only and has no discretionary authority to make investment decisions for the Funds. The Catholic Advisory Board will make its best determination as to whether a particular security is consistent with core values and teachings of the Catholic Church; however, the members of the Board do not represent the Catholic Church and there is no guarantee that the Catholic Advisory Board will be successful in its mission.

--------------------------------------------------------------------------------

                           CALCULATION OF SHARE PRICE

On each day that the Funds are open for business, the share price (net asset value) of each Fund's shares is determined as of the close of the regular session of trading on the New York Stock Exchange (normally 4:00 p.m., Eastern time). The Funds are open for business on each day the New York Stock Exchange is open for business. The net asset value per share of each Fund is calculated by dividing the sum of the value of the securities held by the Fund plus cash or other assets minus all liabilities (including estimated accrued expenses) by the total number of shares outstanding of the Fund, rounded to the nearest cent. With respect to the Ave Maria Bond Fund, the net asset value of each class of shares is calculated separately. The price at which a purchase or redemption of Fund shares is effected is based on the next calculation of net asset value after the order is placed.


The Funds' portfolio securities are valued as follows: (1) securities which are traded on stock exchanges are valued at the closing sales price as of the close of the regular session of trading on the New York Stock Exchange on the day the securities are being valued, or, if not traded on a particular day, at the closing bid price, (2) securities which are quoted by NASDAQ are valued at the NASDAQ Official Closing Price, (3) securities traded in the over-the-counter market are valued at the last reported sales price or, if there is no reported sale on the valuation date, at the most recently quoted bid price, (4) securities which are traded both in the over-the-counter market and on a stock exchange are valued according to the broadest and most representative market, and (5) securities and other assets for which market quotations are not readily available or are considered to be unreliable due to significant market or other events are valued at their fair value as determined in good faith in accordance with consistently applied procedures established by and under the general supervision of the Board of Trustees. The net asset value per share of each Fund will fluctuate with the value of the securities it holds.

--------------------------------------------------------------------------------

                              FINANCIAL HIGHLIGHTS


The financial highlights tables are intended to help you understand each Fund's financial performance for the past 5 years (or if shorter, the period of the Fund's operations). Certain financial information reflects financial results for a single Fund share. The total returns in the tables represent the rate that an investor would have earned or lost on an investment in the Funds (assuming reinvestment of all dividends and distributions). This information has been audited by Deloitte & Touche LLP, whose report, along with the Funds' financial statements, are included in the annual report, which is available upon request.

AVE MARIA CATHOLIC VALUES FUND
PER SHARE DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR

                                                         YEAR           YEAR           YEAR           YEAR           YEAR
                                                         ENDED          ENDED          ENDED          ENDED          ENDED
                                                     DECEMBER 31,   DECEMBER 31,   DECEMBER 31,   DECEMBER 31,   DECEMBER 31,
                                                         2006           2005           2004           2003           2002
-----------------------------------------------------------------------------------------------------------------------------
Net asset value at beginning of year .............    $  15.06       $  14.62       $  12.75       $   9.47        $ 10.50
                                                      --------       --------       --------       --------        -------

Income/(loss) from investment operations:
  Net investment loss ............................       (0.04)         (0.04)         (0.05)         (0.03)         (0.01)
  Net realized and unrealized gains/(losses)
    on investments ...............................        2.18           0.89           2.61           3.40          (1.02)
                                                      --------       --------       --------       --------        -------
Total from investment operations .................        2.14           0.85           2.56           3.37          (1.03)
                                                      --------       --------       --------       --------        -------

Less distributions:
  From net realized gains on investments .........       (0.70)         (0.41)         (0.69)         (0.09)            --
                                                      --------       --------       --------       --------        -------
Net asset value at end of year ...................    $  16.50       $  15.06       $  14.62       $  12.75        $  9.47
                                                      ========       ========       ========       ========        =======

Total return (a) .................................        14.2%           5.8%          20.1%          35.6%         (9.8)%
                                                      ========       ========       ========       ========        =======

Ratios/Supplementary Data:
Net assets at end of year (000's) ................    $258,012       $246,375       $248,070       $144,956        $61,802
                                                      ========       ========       ========       ========        =======

Ratio of net expenses to average net assets (b) ..        1.50%          1.50%          1.50%          1.50%          1.50%

Ratio of net investment loss to average net
  assets .........................................       (0.23)%        (0.28)%        (0.44)%        (0.28)%        (0.14)%

Portfolio turnover rate ..........................          59%            61%            34%            58%            86%

(a) Total return is a measure of the change in value of an investment in the Fund over the periods covered, which assumes any dividends or capital gains distributions are reinvested in shares of the Fund. The returns shown do not reflect any reduction for sales charges, nor do they reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.

(b) Absent investment advisory fees waived by the Adviser, the ratio of expenses to average net assets would have been 1.52%, 1.51%, 1.52%, 1.56% and 1.69% for the years ended December 31, 2006, 2005, 2004, 2003 and 2002, respectively.

AVE MARIA GROWTH FUND
PER SHARE DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                                                         YEAR           YEAR           YEAR          PERIOD
                                                         ENDED          ENDED          ENDED          ENDED
                                                     DECEMBER 31,   DECEMBER 31,   DECEMBER 31,   DECEMBER 31,
                                                         2006           2005           2004          2003(a)
--------------------------------------------------------------------------------------------------------------
Net asset value at beginning of period ...........     $ 15.00        $ 14.99        $ 12.34       $ 10.00
                                                       -------        -------        -------       -------

Income/(loss) from investment operations:
  Net investment loss ............................       (0.04)         (0.05)         (0.03)        (0.02)
  Net realized and unrealized gains
    on investments ...............................        2.40           0.10           2.68          2.36
                                                       -------        -------        -------       -------
Total from investment operations .................        2.36           0.05           2.65          2.34
                                                       -------        -------        -------       -------

Less distributions:
  From net realized gains on investments .........       (0.14)         (0.04)            --            --
                                                       -------        -------        -------       -------
Net asset value at end of period .................     $ 17.22        $ 15.00        $ 14.99       $ 12.34
                                                       =======        =======        =======       =======

Total return (b) .................................        15.8%           0.3%          21.5%         23.4%(c)
                                                       =======        =======        =======       =======

Ratios/Supplementary Data:
Net assets at end of period (000's) ..............     $85,211        $63,561        $51,574       $15,105
                                                       =======        =======        =======       =======

Ratio of net expenses to average net assets (d) ..        1.50%          1.50%          1.50%         1.49%(e)

Ratio of net investment loss to average net
  assets .........................................      (0.30)%        (0.34)%        (0.29)%        (0.36)%(e)

Portfolio turnover rate ..........................          13%            29%             3%            0%

(a) Represents the period from the initial public offering (May 1, 2003) through December 31, 2003.

(b) Total return is a measure of the change in value of an investment in the Fund over the periods covered, which assumes any dividends or capital gains distributions are reinvested in shares of the Fund. The returns shown do not reflect any reduction for sales charges, nor do they reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.

(c)  Not annualized.

(d) Absent fee waivers and expense reimbursements by the Adviser, the ratio of expenses to average net assets would have been 1.62%, 1.64%, 1.79% and 2.61% (e) for the periods ended December 31, 2006, 2005, 2004 and 2003, respectively.

(e)  Annualized.

AVE MARIA RISING DIVIDEND FUND
PER SHARE DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                                                                YEAR          PERIOD
                                                                ENDED          ENDED
                                                            DECEMBER 31,   DECEMBER 31,
                                                                2006          2005(a)
---------------------------------------------------------------------------------------
Net asset value at beginning of period ..................     $ 10.59       $ 10.00
                                                              -------       -------
Income from investment operations:
  Net investment income .................................        0.14          0.08
  Net realized and unrealized gains on investments ......        1.75          0.59
                                                              -------       -------
Total from investment operations ........................        1.89          0.67
                                                              -------       -------
Less distributions:
  From net investment income ............................       (0.14)        (0.08)
  From net realized gains on investments ................       (0.26)       ( 0.00)(b)
                                                              -------       -------
Total distributions .....................................       (0.40)        (0.08)
                                                              -------       -------
Net asset value at end of period ........................     $ 12.08       $ 10.59
                                                              =======       =======

Total return (c) ........................................        17.9%          6.7%(d)
                                                              =======       =======
Ratios/Supplementary Data:
Net assets at end of period (000's) .....................     $35,051       $25,243
                                                              =======       =======

Ratio of net expenses to average net assets (e) .........        1.25%         1.24%(f)

Ratio of net investment income to average net assets ....        1.23%         1.19%(f)

Portfolio turnover rate .................................          65%           21%(f)

(a) Represents the period from the initial public offering (May 2, 2005) through December 31, 2005.

(b)  Amount rounds to less than $0.01 per share.

(c) Total return is a measure of the change in value of an investment in the Fund over the periods covered, which assumes any dividends or capital gains distributions are reinvested in shares of the Fund. The returns shown do not reflect any reduction for sales charges, nor do they reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.

(d)  Not annualized.

(e) Absent investment advisory fees waived by the Adviser, the ratio of expenses to average net assets would have been 1.31% and 1.43%(f) for the periods ended December 31, 2006 and 2005, respectively.

(f)  Annualized.

AVE MARIA OPPORTUNITY FUND
PER SHARE DATA FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD

                                                               PERIOD
                                                                ENDED
                                                            DECEMBER 31,
                                                               2006(a)
------------------------------------------------------------------------
Net asset value at beginning of period ..................    $ 10.00
                                                             -------
Income from investment operations:
  Net investment income .................................       0.06
  Net realized and unrealized gains on investments ......       0.77
                                                             -------
Total from investment operations ........................       0.83
                                                             -------
Less distributions:
  From net investment income ............................      (0.06)
  From net realized gains on investments ................      (0.22)
                                                             -------
Total distributions .....................................      (0.28)
                                                             -------
Net asset value at end of period ........................    $ 10.55
                                                             =======

Total return (b) ........................................        8.3%(c)
                                                             =======
Ratios/Supplementary Data:
Net assets at end of period (000's) .....................    $17,714
                                                             =======

Ratio of net expenses to average net assets (d) .........       1.24%(e)

Ratio of net investment income to average net assets ....       0.84%(e)

Portfolio turnover rate .................................        102%(e)

(a) Represents the period from the initial public offering (May 1, 2006) through December 31, 2006.

(b) Total return is a measure of the change in value of an investment in the Fund over the period covered, which assumes any dividends or capital gains distributions are reinvested in shares of the Fund. The return shown does not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.

(c)  Not annualized.

(d) Absent investment advisory fees waived by the Adviser, the ratio of expenses to average net assets would have been 1.90%(e) for the period ended December 31, 2006.

(e)  Annualized.

AVE MARIA BOND FUND - CLASS I
PER SHARE DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                                                    YEAR           YEAR           YEAR          PERIOD
                                                    ENDED          ENDED          ENDED          ENDED
                                                DECEMBER 31,   DECEMBER 31,   DECEMBER 31,   DECEMBER 31,
                                                    2006           2005           2004          2003(a)
---------------------------------------------------------------------------------------------------------
Net asset value at beginning of period ......     $ 10.10        $ 10.29        $ 10.09       $ 10.00
                                                  -------        -------        -------       -------
Income/(loss) from investment operations:
  Net investment income .....................        0.38           0.33           0.28          0.16
  Net realized and unrealized gains/
    (losses) on investments .................        0.23          (0.15)          0.27          0.10
                                                  -------        -------        -------       -------
Total from investment operations ............        0.61           0.18           0.55          0.26
                                                  -------        -------        -------       -------
Less distributions:
  From net investment income ................       (0.38)         (0.33)         (0.28)        (0.16)
  From net realized gains on investments ....       (0.07)         (0.04)         (0.07)        (0.01)
                                                  -------        -------        -------       -------
Total distributions .........................       (0.45)         (0.37)         (0.35)        (0.17)
                                                  -------        -------        -------       -------
Net asset value at end of period ............     $ 10.26        $ 10.10        $ 10.29       $ 10.09
                                                  =======        =======        =======       =======

Total return (b) ............................         6.2%           1.8%           5.5%          2.6%(c)
                                                  =======        =======        =======       =======
Ratios/Supplementary Data:
Net assets at end of period (000's) .........     $17,880        $48,115        $32,458       $30,773
                                                  =======        =======        =======       =======
Ratio of net expenses to average net
  assets (d) ................................        0.30%          0.30%          0.30%         0.30%(e)

Ratio of net investment income
  to average net assets .....................        3.67%          3.32%          2.77%         2.36%(e)

Portfolio turnover rate .....................          21%            22%            47%           50%(e)

(a) Represents the period from the initial public offering (May 1, 2003) through December 31, 2003.

(b) Total return is a measure of the change in value of an investment in the Fund over the periods covered, which assumes any dividends or capital gains distributions are reinvested in shares of the Fund. Returns shown do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.

(c)  Not annualized.

(d) Absent fee waivers and expense reimbursements by the Adviser, the ratio of expenses to average net assets would have been 0.65%, 0.61%, 0.72% and 0.71%(e) for the periods ended December 31, 2006, 2005, 2004 and 2003, respectively.

(e)  Annualized.

AVE MARIA BOND FUND - CLASS R
PER SHARE DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                                                         YEAR           YEAR           YEAR          PERIOD
                                                         ENDED          ENDED          ENDED          ENDED
                                                     DECEMBER, 31   DECEMBER 31,   DECEMBER 31,   DECEMBER 31,
                                                         2006           2005           2004          2003(a)
--------------------------------------------------------------------------------------------------------------
Net asset value at beginning of period ...........     $ 10.08        $ 10.28         $10.09       $10.00
                                                       -------        -------         ------       ------

Income/(loss) from investment operations:
  Net investment income ..........................        0.35           0.30           0.24         0.14
  Net realized and unrealized gains/
    (losses) on investments ......................        0.24          (0.16)          0.26         0.10
                                                       -------        -------         ------       ------
Total from investment operations .................        0.59           0.14           0.50         0.24
                                                       -------        -------         ------       ------

Less distributions:
  From net investment income .....................       (0.35)         (0.30)         (0.24)       (0.14)
  From net realized gains on investments .........       (0.07)         (0.04)         (0.07)       (0.01)
                                                       -------        -------         ------       ------
Total distributions ..............................       (0.42)         (0.34)         (0.31)       (0.15)
                                                       -------        -------         ------       ------

Net asset value at end of period .................     $ 10.25        $ 10.08         $10.28       $10.09
                                                       =======        =======         ======       ======

Total return (b) .................................         6.0%           1.4%           5.1%         2.4%(c)
                                                       =======        =======         ======       ======

Ratios/Supplementary Data:

Net assets at end of period (000's) ..............     $23,382        $16,839         $6,491       $1,502
                                                       =======        =======         ======       ======

Ratio of net expenses to average net assets (d) ..        0.60%          0.61%          0.70%        0.69%(e)

Ratio of net investment income
  to average net assets ..........................        3.37%          3.01%          2.37%        1.96%(e)

Portfolio turnover rate ..........................          21%            22%            47%          50%(e)

(a) Represents the period from the initial public offering (May 1, 2003) through December 31, 2003.

(b) Total return is a measure of the change in value of an investment in the Fund over the periods covered, which assumes any dividends or capital gains distributions are reinvested in shares of the Fund. The returns shown do not reflect any reduction for sales charges, nor do they reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.

(c)  Not annualized.

(d) Absent fee waivers and expense reimbursements by the Adviser, the ratio of expenses to average net assets would have been 0.94%, 0.92%, 1.31% and 2.49%(e) for the periods ended December 31, 2006, 2005, 2004 and 2003, respectively.

(e)  Annualized.

================================================================================

                           SHAREHOLDER PRIVACY POLICY

This privacy policy notice is for Schwartz Investment Trust (the "Trust") and Ultimus Fund Distributors, LLC, the Trust's principal underwriter. In the remainder of the Policy, these entities will be referred to as "We."

WE COLLECT ONLY INFORMATION THAT IS NEEDED TO SERVE YOU AND ADMINISTER OUR BUSINESS.

In the process of serving you, we become stewards of your "nonpublic personal information" - information about you that is not available publicly. This information comes to us from the following sources:

     o Information you provide directly to us on applications or other forms, correspondence or through conversations (such as your name, social security number, address, phone number, assets, income, date of birth, occupation, etc.).

     o Information about your transactions with us, our affiliates or others (such as your account numbers, account balances, transaction details and other financial information).

     o Information we receive from third parties (such as your broker, financial planner or other intermediary you hire).

We limit the collection and use of nonpublic personal information to that which is necessary to administer our business and provide superior service.

WE CAREFULLY LIMIT AND CONTROL THE SHARING OF YOUR INFORMATION.

In order to protect shareholder privacy, we carefully control the way in which any information about you is shared. It is our policy to not disclose any nonpublic personal information about your or former shareholders to anyone, except as permitted or required by law.

We are permitted by law to disclose all of the information we collect as described above to our affiliates, advisers, subadvisers, transfer agents, broker-dealers, administrators or any firms that assist us in maintaining and supporting the financial products and services provided to you. For example, our transfer agents need information to process your transactions, and our outside vendors need information so that your account statements can be printed and mailed. However, these parties are not permitted to release, use or transfer your information to any other party for their own purpose.

WE ARE COMMITTED TO THE PRIVACY OF YOUR NONPUBLIC PERSONAL INFORMATION AND WILL USE STRICT SECURITY STANDARDS TO SAFEGUARD IT.

We are committed to the security of your nonpublic information. Our employees and others hired to work for us are held accountable for adhering to strict policies and procedures to prevent any misuse of your nonpublic personal information. Employees are bound by this privacy policy and are educated on implementing our security principles and practices.

We maintain physical, electronic and procedural safeguards that comply with federal standards to guard your nonpublic personal information. Our operational and data processing systems are in a secure environment that protects nonpublic personal information from being accessed inappropriately by third parties.

This privacy  policy  explains  how we handle  nonpublic  personal  information;
however, you should also review the privacy policies adopted by any of your financial intermediaries, such as a broker-dealer, bank, or trust company to understand how they protect your nonpublic personal information in accordance with our internal security standards.

IF YOU HAVE ANY QUESTIONS ABOUT THE CONFIDENTIALITY OF YOUR NONPUBLIC PERSONAL INFORMATION, CALL 888-726-9331 TO TALK TO A SHAREHOLDER SERVICES REPRESENTATIVE.

================================================================================

================================================================================

                                BOARD OF TRUSTEES
                                 John E. Barnds
                                 Peter F. Barry
                              Donald J. Dawson, Jr.
                             George P. Schwartz, CFA
                               Gregory J. Schwartz
                              Fred A. Erb, EMERITUS
                           Sidney F. McKenna, EMERITUS

                               INVESTMENT ADVISER
                        SCHWARTZ INVESTMENT COUNSEL, INC.
                               3707 W. Maple Road
                                    Suite 100
                        Bloomfield Hills, Michigan 48301
                                  248-644-8500

                                 TRANSFER AGENT
                           ULTIMUS FUND SOLUTIONS, LLC
                                 P.O. Box 46707
                           Cincinnati, Ohio 45246-0707
                                  888-726-9331

                                  LEGAL COUNSEL
                            SULLIVAN & WORCESTER LLP
                          1666 K Street N.W., Suite 700
                             Washington, D.C. 20006

                                    OFFICERS
                          Gregory J. Schwartz, Chairman
                       George P. Schwartz, CFA, President
                    Richard L. Platte, Jr., CFA, VP/Secretary
                         Timothy S. Schwartz, Treasurer

                             Becky S. Renaud, Chief
                               Compliance Officer

                      Robert G. Dorsey, Assistant Secretary
                       John F. Splain, Assistant Secretary
                     Mark J. Seger, CPA, Assistant Treasurer
                    Theresa M. Bridge, CPA, Assist. Treasurer
                     Craig J. Hunt, Assistant Vice President

                             INDEPENDENT REGISTERED
                             PUBLIC ACCOUNTING FIRM
                              DELOITTE & TOUCHE LLP
                             111 South Wacker Drive
                             Chicago, Illinois 60606

                                   DISTRIBUTOR
                         ULTIMUS FUND DISTRIBUTORS, LLC
                          225 Pictoria Drive, Suite 450
                             Cincinnati, Ohio 45246

                                     [LOGO]
                                    AVE MARIA
                                     MUTUAL
                                      FUNDS

Additional information about the Funds is included in the Statement of Additional Information (SAI), which is incorporated by reference in its entirety. Additional information about the Funds' investments is available in the Funds' annual and semi-annual reports to shareholders. In the Funds' annual report, you will find a discussion of the market conditions and strategies that significantly affected the Funds' performance during their last fiscal year.

To obtain a free copy of the SAI, the annual and semi-annual reports or other information about the Funds, or to make inquiries about the Funds, please call toll-free:

                                  888-726-9331

The Prospectus, the SAI, and the most recent shareholder reports are also available on the Funds' website at www.avemariafunds.com.

Only one copy of a Prospectus or an annual or semi-annual report will be sent to each household address. This process, known as "Householding," is used for most required shareholder mailings. (It does not apply to confirmations of transactions and account statements, however.) You may, of course, request an additional copy of a Prospectus or an annual or semi-annual report at any time by calling or writing the Funds. You may also request that Householding be eliminated from all your required mailings.

Information about the Funds, including the SAI, can be reviewed and copied at the Securities and Exchange Commission's Public Reference Room in Washington, D.C. Information about the operation of the Public Reference Room can be obtained by calling the Commission at 202-551-8090. Reports and other information about the Funds are available on the Commission's Internet site at http:/www.sec.gov. Copies of information on the EDGAR Database on the Commission's Internet site may be obtained, upon payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing to: Securities and Exchange Commission, Public Reference Section, Washington, D.C. 20549-0102.

For  information  or  assistance  in opening an  account,  please  contact  your
financial  adviser,  call  toll-free   866-AVE-MARIA   (866-283-6274)  or  visit
www.avemariafunds.com

                                [GRAPHIC OMITTED]

                        Schwartz Investment Counsel, Inc.


                                Established 1980


       3707 WEST MAPLE ROAD o SUITE 100 o BLOOMFIELD HILLS, MICHIGAN 48301


                             www.schwartzinvest.com



                               File No. 811-07148

                            SCHWARTZ INVESTMENT TRUST

                       STATEMENT OF ADDITIONAL INFORMATION


                                   MAY 1, 2007


                               SCHWARTZ VALUE FUND


     This Statement of Additional Information supplements the Prospectus offering shares of the Schwartz Value Fund (the "Fund"). The Fund is a series of Schwartz Investment Trust, a registered open-end, diversified management investment company. This Statement of Additional Information, which is incorporated by reference in its entirety into the Prospectus, should be read only in conjunction with the Prospectus for the Fund, dated May 1, 2007, as it may be revised or supplemented from time to time.


     Because this Statement of Additional Information is not a prospectus, no investment in shares of the Fund should be made solely on the basis of the information contained herein. It should be read in conjunction with the Prospectus of the Fund. A copy of the Fund's Prospectus may be obtained by writing the Fund at P.O. Box 46707, Cincinnati, Ohio 45246-0707, or by calling the Fund toll-free at 888-726-0753, or on the Fund's website:
WWW.SCHWARTZVALUEFUND.COM. Capitalized terms used but not defined herein have the same meaning as in the Prospectus.

                       STATEMENT OF ADDITIONAL INFORMATION
                       -----------------------------------

                            Schwartz Investment Trust
                          3707 W. Maple Road, Suite 100
                        Bloomfield Hills, Michigan 48301

                                TABLE OF CONTENTS
                                -----------------

THE TRUST....................................................................  3

INVESTMENT POLICIES AND RISK CONSIDERATIONS..................................  3

CORPORATE BONDS AND PREFERRED STOCKS.........................................  9

INVESTMENT LIMITATIONS....................................................... 11

TRUSTEES AND OFFICERS........................................................ 13

THE INVESTMENT ADVISER....................................................... 15

PORTFOLIO MANAGER............................................................ 16

SECURITIES TRANSACTIONS AND PORTFOLIO HOLDINGS............................... 17

PORTFOLIO TURNOVER........................................................... 21

CALCULATION OF SHARE PRICE................................................... 21

SPECIAL SHAREHOLDER SERVICES................................................. 22

TAXES........................................................................ 23

REDEMPTION IN KIND........................................................... 26

HISTORICAL PERFORMANCE INFORMATION........................................... 26

CUSTODIAN.................................................................... 28

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM................................ 28

LEGAL COUNSEL................................................................ 29

TRANSFER AGENT............................................................... 29

THE DISTRIBUTOR.............................................................. 29

FINANCIAL STATEMENTS......................................................... 30

APPENDIX A (Ratings Descriptions)............................................ 31

APPENDIX B (Proxy Voting Policies and Procedures)............................ 35

THE TRUST
---------


     Schwartz Investment Trust (the "Trust"), an open-end, diversified management investment company, was organized as an Ohio business trust on August 31, 1992. The Trust currently offers six series of shares to investors: the Schwartz Value Fund, the Ave Maria Catholic Values Fund, the Ave Maria Rising Dividend Fund, the Ave Maria Growth Fund, the Ave Maria Opportunity Fund and the Ave Maria Bond Fund. This Statement of Additional Information provides information relating to the Schwartz Value Fund (the "Fund"). Information relating to the Ave Maria Catholic Values Fund, the Ave Maria Rising Dividend Fund, the Ave Maria Growth Fund, the Ave Maria Opportunity Fund and the Ave Maria Bond Fund may be found in a separate Statement of Additional Information. Each Fund has its own investment objective, strategies and policies.


     Shares of the Fund have equal voting rights and liquidation rights. When matters are submitted to shareholders for a vote, each shareholder is entitled to one vote for each full share owned and fractional votes for fractional shares owned. The Fund is not required to hold annual meetings of shareholders. The Trustees shall promptly call and give notice of a meeting of shareholders for the purpose of voting upon removal of any Trustee when requested to do so in writing by shareholders holding 10% or more of the Trust's outstanding shares. The Trust will comply with the provisions of Section 16(c) of the Investment Company Act of 1940 (the "1940 Act") in order to facilitate communications among shareholders.

     Each share of the Fund represents an equal proportionate interest in the assets and liabilities belonging to the Fund with each other share of the Fund and is entitled to such dividends and distributions out of the income belonging to the Fund as are declared by the Trustees. The shares do not have cumulative voting rights or any preemptive or conversion rights, and the Trustees have the authority from time to time to divide or combine the shares of the Fund into a greater or lesser number of shares, so long as the proportionate beneficial interest in the assets belonging to the Fund are in no way affected. In case of any liquidation of the Fund, the Fund's shareholders will be entitled to receive as a class a distribution out of the assets, net of the liabilities, belonging to the Fund. Expenses attributable to the Fund are borne by the Fund. Any general expenses of the Trust not readily identifiable as belonging to a particular fund are allocated by or under the direction of the Trustees in such manner as the Trustees determine to be fair and equitable. Generally, the Trustees allocate such expenses on the basis of relative net assets or number of shareholders. No shareholder is liable to further calls or to assessment by the Trust without his express consent.

INVESTMENT POLICIES AND RISK CONSIDERATIONS
-------------------------------------------

     A more detailed discussion of some of the terms used and investment policies described in the Prospectus appears below. Unless otherwise indicated, all investment practices and limitations of the Fund are nonfundamental policies which may be changed by the Board of Trustees without shareholder approval.

     COMMERCIAL PAPER. Commercial paper consists of short-term (usually from one to two hundred seventy days) unsecured promissory notes issued by corporations in order to finance their current operations. The Fund will only invest in commercial paper rated A-1 by Standard

& Poor's Ratings Group ("Standard & Poor's") or Prime-1 by Moody's Investors Service, Inc. ("Moody's") or unrated paper of issuers who have outstanding unsecured debt rated AA or better by Standard & Poor's or Aa or better by Moody's. Certain notes may have floating or variable rates. Variable and floating rate notes with a demand notice period exceeding seven days will be subject to the Fund's policy with respect to illiquid investments unless, in the judgment of the Adviser, such note is liquid.

     Commercial paper represents an unsecured promise to pay by the issuer and is subject to the provisions of bankruptcy, insolvency and other laws affecting the rights and remedies of creditors. Adverse economic changes or individual corporate developments could materially impact the ability of an issuer to pay, when due, principal and interest.

     The rating of Prime-1 is the highest commercial paper rating assigned by Moody's. Among the factors considered by Moody's in assigning ratings are the following: valuation of the management of the issuer; economic evaluation of the issuer's industry or industries and an appraisal of speculative-type risks which may be inherent in certain areas; evaluation of the issuer's products in relation to competition and customer acceptance; liquidity; amount and quality of long-term debt; trend of earnings over a period of 10 years; the financial strength of the parent company and the relationships which exist with the issuer; and recognition by the management of obligations which may be present or may arise as a result of public interest questions and preparations to meet such obligations. These factors are all considered in determining whether the commercial paper is rated Prime-1. Commercial paper rated A-1 (highest quality) by Standard & Poor's has the following characteristics: liquidity ratios are adequate to meet cash requirements; long-term senior debt is rated "A" or better, although in some cases "BBB" credits may be allowed; the issuer has access to at least two additional channels of borrowing; basic earnings and cash flow have an upward trend with allowance made for unusual circumstances; typically, the issuer's industry is well established and the issuer has a strong position within the industry; and the reliability and quality of management are unquestioned. The relative strength or weakness of the above factors determines whether the issuer's commercial paper is rated A-1.

     BANK DEBT INSTRUMENTS. Bank debt instruments in which the Fund may invest consist of certificates of deposit, bankers' acceptances and time deposits issued by national banks and state banks, trust companies and mutual savings banks, or by banks or institutions the accounts of which are insured by the Federal Deposit Insurance Corporation or the Federal Savings and Loan Insurance Corporation. Certificates of deposit are negotiable certificates evidencing the indebtedness of a commercial bank to repay funds deposited with it for a definite period of time (usually from fourteen days to one year) at a stated or variable interest rate. Bankers' acceptances are credit instruments evidencing the obligation of a bank to pay a draft which has been drawn on it by a customer, which instruments reflect the obligation both of the bank and of the drawer to pay the face amount of the instrument upon maturity. Time deposits are non-negotiable deposits maintained in a banking institution for a specified period of time at a stated interest rate. The Fund will not invest in time deposits maturing in more than seven days if, as a result thereof, more than 15% of the value of its net assets would be invested in such securities and other illiquid securities.

     These bank debt instruments are generally not insured by the Federal Deposit Insurance Corporation or any other government agency, except that certificates of deposit may be insured for up to $100,000. The profitability of the banking industry depends largely upon the availability and cost of funds for the purpose of financing lending operations under prevailing money market conditions. New government regulations, a downturn in general economic conditions or exposure to credit losses arising from possible financial difficulties of borrowers may impact the value of bank debt instruments.

     WHEN-ISSUED SECURITIES. The Fund may purchase securities on a forward commitment or when-issued basis. When-issued securities are securities purchased for delivery beyond the normal settlement date at a stated price and yield and thereby involve the risk that the yield obtained in the transaction will be less than that available in the market when delivery takes place. Delivery of and payment for these securities typically occurs 15 to 90 days after the commitment to purchase. The Fund will only make commitments to purchase securities on a when-issued basis with the intention of actually acquiring the securities. In addition, the Fund may purchase securities on a when-issued basis only if delivery and payment for the securities takes place within 120 days after the date of the transaction. In connection with these investments, the Fund will direct the Custodian to place cash or liquid securities in a segregated account in an amount sufficient to make payment for the securities to be purchased. When a segregated account is maintained because the Fund purchases securities on a when-issued basis, the assets deposited in the segregated account will be valued daily at market for the purpose of determining the adequacy of the securities in the account. If the market value of such securities declines, additional cash or securities will be placed in the account on a daily basis so that the market value of the account will equal the amount of the Fund's commitments to purchase securities on a when-issued basis. The purpose and effect of such maintenance is to prevent the Fund from gaining investment leverage from when-issued transactions. To the extent funds are in a segregated account, they will not be available for new investment or to meet redemptions. Securities purchased on a when-issued basis and the securities held in the Fund's portfolio are subject to changes in market value based upon changes in the level of interest rates (which will generally result in all of those securities changing in value in the same way, i.e., all those securities experiencing appreciation when interest rates decline and depreciation when interest rates rise). Therefore, if in order to achieve higher returns, the Fund remains substantially fully invested at the same time that it has purchased securities on a when-issued basis, there will be a possibility that the market value of the Fund's assets will experience greater fluctuation. The purchase of securities on a when-issued basis may involve a risk of loss if the broker-dealer selling the securities fails to deliver after the value of the securities has risen.

     When the time comes for the Fund to make payment for securities purchased on a when-issued basis, the Fund will do so by using then available cash flow, by sale of the securities held in the segregated account, by sale of other securities or, although it would not normally expect to do so, by directing the sale of the securities purchased on a when-issued basis themselves (which may have a market value greater or less than the Fund's payment obligation). Although the Fund will only make commitments to purchase securities on a when-issued basis with the intention of actually acquiring the securities, the Fund may sell these securities before the settlement date if it is deemed advisable by the Adviser as a matter of investment strategy. The Fund will not accrue income with respect to a when-issued security prior to its stated delivery date. The Fund does not currently intend to invest more than 5% of its net assets in debt securities on a when-issued basis.

     REPURCHASE AGREEMENTS. Repurchase agreements are transactions by which the Fund purchases a security and simultaneously commits to resell that security to the seller at an agreed upon time and price, thereby determining the yield during the term of the agreement. In the event of a bankruptcy or other default by the seller of a repurchase agreement, the Fund could experience both delays in liquidating the underlying security and losses. To minimize these possibilities, the Fund intends to enter into repurchase agreements only with its Custodian, with banks having assets in excess of $10 billion and with broker-dealers having a net worth of at least $50 million. The Fund will not enter into a repurchase agreement not terminable within seven days if, as a result thereof, more than 15% of the value of its net assets would be invested in such securities and other illiquid securities.

     Although the securities subject to a repurchase agreement might bear maturities exceeding one year, settlement for the repurchase will never be more than one year after the Fund's acquisition of the securities and normally would be within a shorter period of time. The resale price will be in excess of the purchase price, reflecting an agreed upon market rate effective for the period of time the Fund's money will be invested in the securities, and will not be related to the coupon rate of the purchased security. At the time the Fund enters into a repurchase agreement, the value of the underlying security, including accrued interest, will equal or exceed the value of the repurchase agreement, and, in the case of a repurchase agreement exceeding one day, the seller will agree that the value of the underlying security, including accrued interest, will at all times equal or exceed the value of the repurchase agreement. The collateral securing the seller's obligation must be of a credit quality at least equal to the Fund's investment criteria for portfolio securities and will be held by the Custodian or in the Federal Reserve Book Entry System.

     For purposes of the 1940 Act, a repurchase agreement is deemed to be a loan from the Fund to the seller subject to the repurchase agreement and is therefore subject to the Fund's investment restriction applicable to loans. It is not clear whether a court would consider the securities purchased by the Fund subject to a repurchase agreement as being owned by the Fund or as being collateral for a loan by the Fund to the seller. In the event of the commencement of bankruptcy or insolvency proceedings with respect to the seller of the securities before repurchase of the security under a repurchase agreement, the Fund may encounter delay and incur costs before being able to sell the security. Delays may involve loss of interest or decline in price of the security. If a court characterized the transaction as a loan and the Fund has not perfected a security interest in the security, the Fund may be required to return the security to the seller's estate and be treated as an unsecured creditor of the seller. As an unsecured creditor, the Fund would be at risk of losing some or all of the principal and income involved in the transaction. As with any unsecured debt obligation purchased for the Fund, the Adviser seeks to minimize the risk of loss through repurchase agreements by analyzing the creditworthiness of the obligor, in this case, the seller.

     Apart from the risk of bankruptcy or insolvency proceedings, there is also the risk that the seller may fail to repurchase the security, in which case the Fund may incur a loss if the proceeds to the Fund of the sale of the security to a third party are less than the repurchase price. However, if the market value of the securities subject to the repurchase agreement becomes less than the repurchase price (including interest), the Fund will direct the seller of the security to deliver additional securities so that the market value of all securities subject to the repurchase agreement will equal or exceed the repurchase price. It is possible that the Fund would be unsuccessful in seeking to enforce the seller's contractual obligation to deliver additional securities.

     U.S.  GOVERNMENT   OBLIGATIONS.   "U.S.  Government   obligations"  include
securities which are issued or guaranteed by the U.S. Treasury, by various agencies of the U.S. Government, and by various instrumentalities which have been established or sponsored by the U.S. Government. U.S. Treasury obligations are backed by the "full faith and credit" of the U.S. Government. U.S. Treasury obligations include Treasury Bills, Treasury Notes, and Treasury Bonds. Treasury Bills have initial maturities of one year or less; Treasury Notes have initial maturities of one to ten years; and Treasury Bonds generally have initial maturities of greater than ten years.

     Agencies and instrumentalities established by the U. S. Government include the Federal Home Loan Banks, the Federal Land Bank, the Government National Mortgage Association, the Federal National Mortgage Association, the Federal Home Loan Mortgage Corporation, the Small Business Administration, the Bank for Cooperatives, the Federal Intermediate Credit Bank, the Federal Financing Bank, the Federal Farm Credit Banks, the Federal Agricultural Mortgage Corporation, the Resolution Funding Corporation, the Financing Corporation of America and the Tennessee Valley Authority. Some of these securities are supported by the full faith and credit of the U.S. Government while others are supported only by the credit of the agency or instrumentality, which may include the right of the issuer to borrow from the U.S. Treasury. In the case of U.S. Government obligations not backed by the full faith and credit of the U.S. Government, the investor must look principally to the agency or instrumentality issuing or guaranteeing the obligation for ultimate repayment, and may not be able to assert a claim against the U.S. Government itself in the event the agency or instrumentality does not meet its commitment. U.S. Government obligations are subject to price fluctuations based upon changes in the level of interest rates, which will generally result in all those securities changing in price in the same way, i.e., all those securities experiencing appreciation when interest rates decline and depreciation when interest rates rise.

     FOREIGN SECURITIES. Subject to the Fund's investment policies and quality standards, the Fund may invest in the equity securities (payable and denominated in U.S. dollars) of foreign issuers, provided such securities are traded domestically on a national securities exchange, including those traded domestically as sponsored American Depository Receipts ("ADRs"). ADRs are receipts typically issued by a U.S. bank or trust company that evidence ownership of underlying securities issued by a foreign issuer. ADRs, in registered form, are designed for use in the U.S. securities markets.

     Investments in foreign securities, including ADRs, involve risks that are different in some respects from an investment in a fund which invests only in securities of U.S. domestic issuers. The performance of foreign markets does not necessarily track U.S. markets. Foreign investments may be affected favorably or unfavorably by changes in currency rates and exchange control regulations. There may be less publicly available information about a foreign company than about a U.S. company, and foreign companies may not be subject to accounting, auditing and financial reporting standards and requirements comparable to those applicable to U.S. companies. There may be less governmental supervision of securities markets, brokers and issuers of securities than in the U.S. Securities of some foreign companies are less liquid or more volatile than securities of U.S. companies, and foreign brokerage commissions and custodian fees are generally higher than in the U.S. Settlement practices may include delays and may differ from those customary in U.S. markets. Investments in foreign securities may also be subject to other risks different from those affecting U.S. investments, including local political or economic developments, expropriation or nationalization of assets, restrictions on foreign investment and repatriation of capital, imposition of withholding taxes on dividend or interest payments, currency blockage (which would prevent cash from being brought back to the U.S.), and difficulty in enforcing legal rights outside the U.S.

     WARRANTS AND RIGHTS. Warrants are options to purchase equity securities at a specified price and are valid for a specific time period. Rights are similar to warrants, but normally have a short duration and are distributed by the issuer to its shareholders. The Fund may purchase warrants and rights, provided that the Fund does not invest more than 5% of its net assets at the time of purchase in warrants and rights other than those that have been acquired in units or attached to other securities. Of such 5%, no more than 2% of the Fund's assets at the time of purchase may be invested in warrants which are not listed on either the New York Stock Exchange or the American Stock Exchange. Investments in warrants and rights involve certain risks, including the possible lack of a liquid market for resale, potential price fluctuations as a result of speculation or other factors, and failure of the price of the underlying security to reach or have reasonable prospects of reaching a level at which the warrant or right can be prudently exercised (in which event the warrant or right may expire without being exercised, resulting in a loss of the Fund's entire investment therein).

     BORROWING AND PLEDGING. The Fund may borrow from banks for the clearance of securities transactions but only as a temporary measure for emergency or extraordinary purposes in an amount not exceeding 5% of its total assets. The Fund may pledge assets in connection with borrowings but will not pledge more than 5% of its total assets. The Fund's policies on borrowing and pledging are fundamental policies which may not be changed without the affirmative vote of a majority of its outstanding shares. Borrowing may cause greater fluctuation in the Fund's net asset value until the borrowing is repaid. Money borrowed by the Fund will be subject to interest and other costs.


     INVESTMENT COMPANY SECURITIES. The Fund may invest in securities of other investment companies. Investments by the Fund in shares of other investment companies will result in duplication of advisory, administrative and distribution fees. The Fund will not invest more than 5% of its total assets in securities of any single investment company and will not purchase more than 3% of the outstanding voting securities of any investment company. An investment in securities of an investment company is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

     EXCHANGE TRADED FUNDS ("ETFS"). These are a type of investment company security bought and sold on a securities exchange. An ETF represents a portfolio of securities designed to track a particular market index. The Fund could purchase an ETF to temporarily gain exposure to a portion of the U.S. or a foreign market while awaiting purchase of underlying securities. The risks of owning an ETF generally reflect the risks of owning the underlying securities they are designed to track, although lack of liquidity in an ETF could result in it being more volatile, and ETFs have management fees which increase their costs.

     ILLIQUID INVESTMENTS. The Fund may invest up to 15% of its net assets in illiquid securities. Illiquid securities are those that may not be sold or disposed of in the ordinary course of business within seven days at approximately the price at which they are valued. Under the supervision of the Board of Trustees, the Adviser determines the liquidity of the Fund's investments. The absence of a trading market can make it difficult to ascertain a market value for illiquid investments. Disposing of illiquid securities before maturity may be time consuming and expensive and it may be difficult or impossible for the Fund to sell illiquid securities promptly at an acceptable price.

     SHORT-TERM TRADING. The Fund does not intend to use short-term trading as a primary means of achieving its investment objective. However, the Fund's rate of portfolio turnover will depend upon market and other conditions, and it will not be a limiting factor when portfolio changes are deemed necessary or appropriate by the Adviser. If the Fund experiences unexpected net redemptions, it could be forced to sell securities without regard to their investment merits, thereby decreasing the asset base upon which the Fund's expenses can be spread and possibly reducing the Fund's rate of return. High turnover involves correspondingly greater commission expenses and transaction costs and may result in the Fund recognizing greater amounts of capital gains, which would increase the amount of capital gains which the Fund must distribute to its shareholders in order to maintain its status as a regulated investment company and to avoid the imposition of federal income or excise taxes. See "Taxes."

CORPORATE BONDS AND PREFERRED STOCKS
------------------------------------

     It is not the Adviser's intention to have the Fund invested in debt securities primarily for capital appreciation; the Fund may, however, from time to time, have all or a portion of its assets invested in debt securities for defensive purposes or to preserve capital on a temporary basis pending a more permanent disposition of assets subject to the Adviser's analysis of economic and market conditions. There is no formula as to the percentage of assets that may be invested in any one type of security, except as set forth herein. When the Fund has a portion of its assets in U.S. Government obligations or corporate debt securities, the maturities of these securities (which may range from one day to thirty years) will be based in large measure both on the Adviser's perception as to general risk levels in the debt market versus the equity market, and on the Adviser's perception of the future trend and term structure of interest rates.

     Although the Fund invests primarily in common stocks, the Fund may, in seeking its objective of long-term capital appreciation, invest in preferred stocks and corporate debt securities, including securities convertible into common stocks, without regard to quality ratings assigned by rating organizations such as Moody's and Standard & Poor's. The Fund does not hold, nor intend to invest, more than 5% of its net assets in preferred stocks and corporate debt securities rated less than "investment grade" by either of these two rating organizations. Lower-rated securities (commonly called "junk" securities) are often considered to be speculative and involve greater risk of default or price changes due to changes in the issuer's creditworthiness. Securities rated in any category below Baa by Moody's or BBB by Standard & Poor's are generally considered to be "junk" securities. The Fund will promptly sell "junk" securities as necessary in order to limit its aggregate investments in such securities to 5% of net assets, which may cause the Fund to suffer a loss.

     See  Appendix  A  to  this  Statement  of  Additional   Information  for  a
description of the quality ratings assigned by Moody's and Standard & Poor's.

     PREFERRED STOCKS. Preferred stocks, unlike common stocks, offer a stated dividend rate payable from a corporation's earnings. Such preferred stock dividends may be cumulative or non-cumulative, participating, or auction rate. If interest rates rise, the fixed dividend on preferred stocks may be less attractive, causing the price of preferred stocks to decline. Preferred stocks may have mandatory sinking fund provisions, as well as call/redemption provisions prior to maturity, a negative feature when interest rates decline. Dividends on some preferred stocks may be "cumulative," requiring all or a portion of prior unpaid dividends to be paid before dividends are paid on the issuer's common stock. Preferred stock also generally has a preference over common stock on the distribution of a corporation's assets in the event of liquidation of the corporation, and may be "participating," which means that it may be entitled to a dividend exceeding the stated dividend in certain cases. The rights of preferred stocks on the distribution of a corporation's assets in the event of liquidation are generally subordinate to the rights associated with a corporation's debt securities.

     CONVERTIBLE SECURITIES. A convertible security is a security that may be converted either at a stated price or rate within a specified period of time into a specified number of shares of common stock. By investing in convertible securities, the Fund seeks the opportunity, through the conversion feature, to participate in the capital appreciation of the common stock into which the securities are convertible, while investing at a better price than may be available on the common stock or obtaining a higher fixed rate of return than is available on common stock. The value of a convertible stock security is a function of its "investment value" (determined by its yield in comparison with the yields of other securities of comparable maturity and quality that do not have a conversion privilege) and its "conversion value" (the security's worth, at market value, if converted into the underlying common stock). The credit standing of the issuer and other factors may also affect the investment value of a convertible security. The conversion value of a convertible security is determined by the market price of the underlying common stock. If the conversion value is low relative to the investment value, the price of the convertible security is governed principally by its investment value. To the extent the market price of the underlying common stock approaches or exceeds the conversion price, the price of the convertible security will be increasingly influenced by its conversion value. A convertible security may be subject to redemption at the option of the issuer at a price established in the instrument governing the convertible security. If a convertible security held by the Fund is called for redemption, the Fund must permit the issuer to redeem the security, convert it into the underlying common stock or sell it to a third party.

     GENERAL RISK FACTORS OF FIXED-INCOME SECURITIES. Investments in fixed-income securities are subject to inherent market risks and fluctuations in value due to changes in earnings, economic conditions, quality ratings and other factors beyond the control of the Adviser. Adverse economic changes or individual corporate developments could materially impact the ability of an issuer to pay, when due, principal and interest. Fixed-income securities are also subject to price fluctuations based upon changes in the level of interest rates, which will generally result in all those securities changing in price in the same way, that is, all those securities experiencing appreciation when interest rates decline and depreciation when interest rates rise. Although it is generally true that fixed-income securities change in response to changes in the level of interest rates, these price changes are not necessarily of the same magnitude.

     RISK FACTORS OF LOWER-RATED SECURITIES. Lower-rated debt securities (commonly called "junk" securities) may be subject to certain risk factors to which other securities are not subject to the same degree. An economic downturn tends to disrupt the market for lower-rated securities and adversely affect their values. Such an economic downturn may be expected to result in increased price volatility of lower-rated securities and of the value of the Fund's shares, and an increase in issuers' defaults on such securities.

     Also, many issuers of lower-rated securities are substantially leveraged, which may impair their ability to meet their obligations. In some cases, the securities in which the Fund invests are subordinated to the prior payment of senior indebtedness, thus making it highly unlikely that the Fund will be able to receive payments when senior securities are in default.

     The credit rating of a security does not necessarily address its market risk (that is, the risk that the value of a security will be adversely affected due to movement of the overall stock market or changes in the level of interest rates). Also, ratings may, from time to time, be changed to reflect developments in the issuer's financial condition. Lower-rated securities held by the Fund have speculative characteristics which are apt to increase in number and significance with each lower rating category.

     When the secondary market for lower-rated securities becomes increasingly illiquid, or in the absence of readily available market quotations for lower-rated securities, the relative lack of reliable, objective data makes the responsibility of the Trustees to value such securities more difficult, and judgment plays a greater role in the valuation of portfolio securities. Also, increased illiquidity of the market for lower-rated securities may affect the Fund's ability to dispose of portfolio securities at a desirable price.

     In addition, prices of lower-rated securities have been found to be less sensitive to interest rate changes and more sensitive to adverse economic changes and individual corporate developments than more highly rated investments. Certain laws or regulations may have a material effect on the Fund's investments in lower-rated securities. As examples, recent legislation requires federally-insured savings and loan associations to divest themselves of their investments in lower-rated securities and pending proposals are designed to limit the use of, or tax and eliminate other advantages of, lower-rated securities.

INVESTMENT LIMITATIONS
----------------------

     The Trust has adopted certain fundamental investment limitations designed to reduce the risk of an investment in the Fund. These limitations may not be changed without the affirmative vote of a majority of the outstanding shares of the Fund. For purposes of the discussion of these fundamental investment limitations, the term "majority" of the outstanding shares of the Fund means the lesser of: (1) 67% or more of the outstanding shares of the Fund present at a meeting, if the holders of more than 50% of the outstanding shares of the Fund are present or represented at such meeting; or (2) more than 50% of the outstanding shares of the Fund.

     Under these fundamental limitations, the Fund MAY NOT:

     1. Borrow amounts in excess of 5% of the Fund's total assets, except as a temporary measure for extraordinary or emergency purposes.

     2. Underwrite securities issued by other persons, except insofar as the Fund may technically be deemed an underwriter under the Securities Act of 1933 in selling a portfolio security.

     3. Invest 25% or more of the Fund's total assets in any one industry.

     4. Purchase or sell real estate, mineral leases, futures contracts or commodities in the ordinary course of business.

     5. Make loans; however, the Fund may enter into repurchase agreements and may purchase corporate and debt obligations for investment purposes.

     6. Purchase the securities of an issuer (other than the United States Government, its agencies or instrumentalities) if such purchase, at the time thereof, would cause more than 5% of the Fund's total assets taken at market value to be invested in the securities of such issuer.

     7. Purchase voting securities of any issuer if such purchase, at the time thereof, would cause more than 10% of the outstanding voting securities of such issuer to be held by the Fund.

     8. Invest for the purpose of exercising control of management.

     9. Issue senior securities as defined in the Investment Company Act of 1940 or mortgage, pledge, hypothecate or in any way transfer as security for indebtedness any securities owned or held by the Fund except as may be necessary in connection with permissible borrowings, and then not exceeding 5% of the Fund's total assets, taken at the lesser of cost or market value.

     10. Purchase any securities on margin; however, the Fund may obtain such short-term credit as may be necessary for the clearance of purchases and sales of securities.

     11. Sell any securities short unless, by virtue of the Fund's ownership of other securities, the Fund has at the time of sale a right to obtain securities, without payment of further consideration, equivalent in kind and amount to the securities sold and provided that if such right is conditional, the sale is made upon the same conditions.

     12. Purchase or sell any put or call options or any combination thereof, provided that this shall not prevent the purchase, ownership, holding or sale of warrants where the grantor of the warrants is the issuer of the underlying securities.

     13. Invest more than 10% of its total assets in securities of unseasoned issuers or in securities which are subject to legal or contractual restrictions on resale.

     With respect to the percentages adopted by the Trust as maximum limitations on the Fund's investment policies and restrictions, an excess above the fixed percentage, except for the percentage limitations relative to the borrowing of money (investment limitation 1, above), will not be a violation of the policy or restriction unless the excess results immediately and directly from the acquisition of any security or the action taken.

     The Trust does not presently intend to pledge, mortgage or hypothecate the assets of the Fund as described above in investment limitation 9. The Fund has never made, nor does it presently intend to make, short sales of securities "against the box" as described above in investment limitation 11. The statements of intention in this paragraph reflect nonfundamental policies which may be changed by the Board of Trustees without shareholder approval.

TRUSTEES AND OFFICERS
---------------------

     Overall responsibility for management of the Trust rests with the Board of Trustees. The Trustees, in turn, elect the officers of the Trust to actively supervise its day-to-day operations. The Trustees serve for an indefinite term and the officers are elected annually. The following is a list of the Trustees and executive officers of the Trust. Each Trustee who is an "interested person" of the Trust, as defined by the 1940 Act, is indicated by an asterisk.

                                                                                                                         NUMBER OF
                                                                                   PRINCIPAL OCCUPATION(S) DURING      PORTFOLIOS IN
                                                                                          PAST 5 YEARS AND              FUND COMPLEX
                                            LENGTH OF       POSITION(S) HELD           DIRECTORSHIPS OF PUBLIC          OVERSEEN BY
NAME, ADDRESS AND AGE                      TIME SERVED         WITH TRUST                    COMPANIES                    TRUSTEE

INTERESTED TRUSTEES:

*Gregory J. Schwartz (age 65)           Since Aug. 1992    Chairman/Trustee    Chairman of Gregory J. Schwartz &              6
3707 W. Maple Road, Suite 201                                                  Co., Inc. (a  registered
Bloomfield Hills, MI 48301                                                     broker-dealer)

*George P. Schwartz, CFA (age 62)       Since Aug. 1992    President/Trustee   President and Chief Investment                 6
3707 W. Maple Road, Suite 100                                                  Officer of Schwartz Investment
Bloomfield Hills, MI 48301                                                     Counsel, Inc.

INDEPENDENT TRUSTEES:

Donald J. Dawson, Jr. (age 60)          Since Jan. 1993         Trustee        Chairman of Payroll 1, Inc. (payroll           6
333 West Seventh Street                                                        processing company)
Royal Oak, MI 48067

John E. Barnds (age 75)                 Since Jan. 2005         Trustee        Retired First Vice President of                6
640 Lakeside Road                                                              National Bank of Detroit
Birmingham, MI 48009

Peter F. Barry (age 79)                 Since Jan. 2004         Trustee        Retired President of Cadillac Rubber           6
3707 W. Maple Road, Suite 208                                                  & Plastics Company (a manufacturer
Bloomfield Hills, MI 48301                                                     of rubber and plastic components)

EXECUTIVE OFFICERS:

*Richard L. Platte, Jr., CFA (age 56)   Since Jan. 1993      Vice President    Executive Vice President and
3707 W. Maple Road, Suite 100                                and Secretary     Secretary of Schwartz Investment
Bloomfield Hills, MI 48301                                                     Counsel, Inc.

*Timothy S. Schwartz (age 35)           Since April 2000       Treasurer       Vice President and Treasurer of
3707 W. Maple Road, Suite 100                                                  Schwartz Investment Counsel, Inc.
Bloomfield Hills, MI 48301

*Becky S. Renaud (age 35)               Since Sept. 2006    Chief Compliance   Chief Financial  Officer and Chief
3707 W. Maple Road, Suite 100                                   Officer        Compliance  Officer of Schwartz
Bloomfield Hills, MI 48301                                                     Investment Counsel, Inc.

* Gregory J. Schwartz, George P. Schwartz, Richard L. Platte, Jr., Timothy S. Schwartz and Becky S. Renaud, as affiliated persons of Schwartz Investment Counsel, Inc., the Fund's investment adviser, are "interested persons" of the Trust within the meaning of Section 2(a)(19) of the 1940 Act. Gregory
     J. Schwartz and George P. Schwartz are brothers. Timothy S. Schwartz is the son of George P. Schwartz and the nephew of Gregory J. Schwartz.

     BOARD COMMITTEE. The Board of Trustees has established a Committee of Independent Trustees, the members of which are Donald J. Dawson, Jr., John E. Barnds and Peter F. Barry. The Committee is responsible for, among other things, overseeing the Trust's accounting and financial reporting policies and the annual audit of its financial statements; nominating and selecting any future Trustees of the Trust who are not "interested persons" of the Trust; and receiving and investigating evidence from attorneys representing the Trust of material violations of securities laws, a material breach of fiduciary duty or a similar material violation. The Committee will review shareholder recommendations for nominations to fill vacancies on the Board if such recommendations are submitted in writing, addressed to the Committee at the Trust's offices, and meet any minimum qualifications that may be adopted by the Committee. The Committee of Independent Trustees held five meetings during the fiscal year ended December 31, 2006.

     TRUSTEES' OWNERSHIP OF FUND SHARES. The following table shows each Trustee's beneficial ownership of shares of the Fund and, on an aggregate basis, of shares of all funds within the complex overseen by the Trustee. Information is provided as of December 31, 2006.

                              Dollar Range of               Aggregate Dollar
                             Fund Shares Owned           Range of Shares of All
Name of Trustee                 by Trustee             Funds Overseen by Trustee
--------------------------------------------------------------------------------
Gregory J. Schwartz            Over $100,000                 Over $100,000
George P. Schwartz, CFA        Over $100,000                 Over $100,000
Donald J. Dawson, Jr.        $50,001--$100,000             $50,001--$100,000
John E. Barnds                     None                           None
Peter F. Barry                 Over $100,000                 Over $100,000


     As of April 1, 2007, the Trustees and officers of the Trust as a group owned of record or beneficially 1.6% of the outstanding shares of the Fund.

     TRUSTEE COMPENSATION. No director, officer or employee of the Adviser or the Distributor will receive any compensation from the Trust for serving as an officer or Trustee of the Trust. Each Trustee who is not affiliated with the Adviser or the Distributor receives from the Trust an annual retainer of $10,000, payable quarterly (except that such retainer is $12,000 for the Chairman of the Committee of Independent Trustees), plus a fee of $3,000 for attendance at each meeting of the Board of Trustees and $1,500 for attendance at each meeting of a committee established by the Board, plus reimbursement of travel and other expenses incurred in attending meetings. Trustees Emeritus receive from the Trust an annual retainer of $5,000, payable quarterly, plus a fee of $1,500 for attendance at each meeting of the Board of Trustees. The following table provides compensation amounts paid during 2006 to each of the
Trustees:

                                                                                  Total
                        Aggregate        Pension or       Estimated Annual     Compensation
                       Compensation      Retirement         Benefits Upon     From the Fund
Trustee               From the Fund   Benefits Accrued       Retirement      and Fund Complex
---------------------------------------------------------------------------------------------
Gregory J. Schwartz        None             None                None              None
George P. Schwartz         None             None                None              None
Donald J. Dawson         $5,383             None                None           $30,000
John E. Barnds            5,211             None                None            29,000
Peter F. Barry            5,494             None                None            30,500
Fred A. Erb*              1,131             None                None             6,250
Sidney F. McKenna*        1,531             None                None             8,500
John J. McHale*           1,222             None                None             6,500


*TRUSTEE EMERITUS

THE INVESTMENT ADVISER
----------------------


     Schwartz Investment Counsel, Inc. (the "Adviser"), 3707 W. Maple Road, Suite 100, Bloomfield Hills, Michigan 48301, is the Fund's investment adviser. George P. Schwartz, as the controlling shareholder of the Adviser, may directly or indirectly receive benefits from the advisory fees paid to the Adviser. Under the terms of the Advisory Agreement between the Trust and the Adviser, the Adviser manages the Fund's investments. Effective February 1, 2006, the Fund pays the Adviser a fee, computed and accrued daily and paid quarterly, at an annual rate of 1.00% of its average daily net assets. Prior to February 1, 2006, the Fund paid the Adviser a fee at an annual rate of 1.25% of its average daily net assets up to $100 million and 1.00% of such assets in excess of $100 million. During the fiscal years ended December 31, 2006, 2005 and 2004, the Fund paid advisory fees of $711,729, $905,728 and $1,044,950, respectively.

     The Fund is responsible for the payment of all expenses incurred in connection with the registration of shares and operations of the Fund, including fees and expenses in connection with membership in investment company organizations, brokerage fees and commissions, legal, auditing and accounting expenses, expenses of registering shares under federal and state securities laws, insurance expenses, taxes or governmental fees, fees and expenses of the custodian, transfer agent and accounting and pricing agent of the Fund, fees and expenses of members of the Board of Trustees who are not affiliated with the Adviser, the cost of preparing and distributing prospectuses, statements, reports and other documents to shareholders, expenses of shareholders' meetings and proxy solicitations, and such extraordinary or non-recurring expenses as may arise, such as litigation to which the Fund may be a party. The Fund may have an obligation to indemnify the Trust's officers and Trustees with respect to such litigation, except in instances of willful misfeasance, bad faith, gross negligence or reckless disregard by such officers and Trustees in the performance of their duties. The compensation and expenses of any officer or Trustee of the Trust who is an officer, director, employee or stockholder of the Adviser are paid by the Adviser, except that the Fund reimburses the Adviser for the compensation paid to the Trust's Chief Compliance Officer. In addition, the Fund reimburses all officers and Trustees, including those who may be officers, directors, employees or stockholders of the Adviser, for actual reasonable out-of-pocket costs related to attending meetings of the Trust's Trustees.

     By its terms, the Advisory Agreement will remain in force from year to year, provided such continuance is approved at least annually by: (1) the Board of Trustees; or (2) a vote of the majority of the Fund's outstanding voting securities; provided that in either event continuance is also approved by a majority of the Trustees who are not interested persons of the Trust, by a vote cast in person at a meeting called for the purpose of voting such approval. The Advisory Agreement may be terminated at any time, on sixty days written notice, without the payment of any penalty, by the Board of Trustees, by a vote of the majority of the Fund's outstanding voting securities, or by the Adviser. The Advisory Agreement automatically terminates in the event of its assignment, as defined by the 1940 Act and the rules thereunder.


PORTFOLIO MANAGER
-----------------

     The portfolio manager for the Fund is George P. Schwartz, CFA. He is also responsible for the day-to-day management of other accounts managed by the Adviser.

OTHER ACCOUNTS MANAGED

     The following table indicates the other accounts managed by the portfolio manager as of December 31, 2006. None of these accounts has an advisory fee based on the performance of the account.


                                                                                           Number of
                                                                Total        Total         Accounts     Total Assets of
                                                              Number of     Assets of    Managed with    Accounts with
                                                                Other        Other       Advisory Fee      Advisory
        Name of                                                Accounts     Accounts       Based on       Fee Based on
   Portfolio Manager               Type of Accounts            Managed      Managed       Performance     Performance
   -----------------               ----------------            -------      -------       -----------     -----------
George P. Schwartz, CFA   Registered Investment Companies:        2       $293 million         0              $0
                          Other Pooled Investment Vehicles:       2        $36 million         0              $0
                          Other Accounts:                         0             $0             0              $0

POTENTIAL CONFLICTS OF INTEREST

     The Adviser does not believe that any material conflicts of interest exist as a result of the portfolio manager advising the Fund and the other accounts listed above. While the portfolio manager may occasionally recommend purchases or sales of the same portfolio securities for the Fund and another account he manages, the Adviser believes that it is highly unlikely that simultaneous transactions would adversely affect the ability of the Fund to obtain or dispose of the full amount of a security which it seeks to purchase or sell or the price at which such security can be purchased or sold. In addition, procedures are in place to monitor personal trading by the portfolio manager to ensure that the interests of the Fund and the Adviser's other clients come first.


COMPENSATION

     The portfolio manager receives a fixed annual cash salary plus an annual bonus from the Adviser. The annual bonus is based upon a variety of factors, which may include the overall performance and profitability of the Adviser and the overall performance of and profit generated by the accounts managed by a portfolio manager. There is no standard benchmark for comparison, nor fixed length of time over which performance is measured by in determining the portfolio manager's annual bonus. Compensation of Mr. Schwartz also includes profits of the Adviser. The profitability of the Adviser depends primarily upon the value of accounts under management, including the Fund. The portfolio manager's compensation is not directly based upon the performance of the Fund nor the value of the Fund's assets.

OWNERSHIP OF FUND SHARES


     The following table indicates the dollar value of shares of the Fund beneficially owned by the portfolio manager as of December 31, 2006:


                ------------------------------------------------

                      Name of             Dollar Value of Fund
                 Portfolio Manager     Shares Beneficially Owned
                ------------------------------------------------
                George P. Schwartz       $500,001 to $1,000,000

                ------------------------------------------------

SECURITIES TRANSACTIONS AND PORTFOLIO HOLDINGS
----------------------------------------------


     Decisions regarding the placing of the Fund's securities transactions and negotiation of commission rates where applicable are made by the Adviser and are subject to review by the Board of Trustees of the Trust. In the purchase and sale of portfolio securities, the Adviser seeks best execution for the Fund, taking into account such factors as price (including the applicable brokerage commission or dealer spread), the execution capability, financial responsibility and responsiveness of the broker or dealer and the brokerage and research services provided by the broker or dealer. The Adviser generally seeks favorable prices and commission rates that are reasonable in relation to the benefits received. During the fiscal years ended December 31, 2006, 2005 and 2004, the Fund paid brokerage commissions of $199,095, $211,399 and $184,298, respectively.


     The Adviser is specifically authorized to select brokers who also provide brokerage and research services to the Fund and/or other accounts over which the Adviser exercises investment discretion and to pay such brokers a commission in excess of the commission another broker would charge if the Adviser determines in good faith that the commission is reasonable in relation to the value of the brokerage and research services provided. The determination may be viewed in terms of a particular transaction or the Adviser's overall responsibilities with respect to the Fund and to accounts over which it exercises investment discretion.


     Research services include securities and economic analyses, reports on issuers' financial conditions and future business prospects, newsletters and opinions relating to interest trends, general advice on the relative merits of possible investment securities for the Fund and statistical services and information with respect to the availability of securities or purchasers or sellers of securities. Although this information is useful to the Fund and the Adviser, it is not possible to place a dollar value on it. Research services furnished by brokers through whom the Fund effects securities transactions may be used by the Adviser in servicing all of its accounts and not all such services may be used by the Adviser in connection with the Fund. During the fiscal year ended December 31, 2006, the amount of transactions and related commissions directed to brokers because of research services provided were $89,079,586 and $163,402, respectively.

     The Adviser may aggregate purchase and sale orders for the Fund and its other clients if it believes such aggregation is consistent with its duties to seek best execution for the Fund and its other clients. The Adviser will not favor any advisory account over any other account, and each account that participates in an aggregated order will participate at the average share price for all transactions of the Adviser in that security on a given business day, with all transaction costs shared on a pro rata basis.

     The Fund has no obligation to deal with any broker or dealer in the execution of securities transactions. Over-the-counter transactions will be placed either directly with principal market makers or with broker-dealers. Although the Fund does not anticipate any ongoing arrangements with any brokerage firms, brokerage business may be transacted from time to time with various firms. Neither the Distributor nor affiliates of the Trust, the Adviser or the Distributor will receive reciprocal brokerage business as a result of the brokerage business transacted by the Fund with any brokers.

     CODE OF ETHICS. The Trust, the Adviser and the Distributor have each adopted a Code of Ethics under Rule 17j-1 of the 1940 Act which permits personnel to invest in securities for their own accounts, subject to certain conditions, including securities that may be purchased or held by the Fund. The Codes of Ethics adopted by the Trust, the Adviser and the Distributor are on public file with, and are available from, the Securities and Exchange Commission.

     PROXY VOTING POLICIES AND PROCEDURES. The Trust and the Adviser have adopted Proxy Voting Policies and Procedures that describe how the Fund intends to vote proxies relating to portfolio securities. The Proxy Voting Policies and Procedures of the Trust and the Adviser are attached to this Statement of Additional Information as Appendix B. Information regarding how the Fund voted proxies relating to its portfolio securities during the most recent 12-month period ended June 30 is available without charge upon request by calling
888-726-0753, or on the Securities and Exchange Commission's website at http://www.sec.gov.

     PORTFOLIO HOLDINGS DISCLOSURE POLICY. The Board of Trustees of the Trust has adopted policies to govern the circumstances under which disclosure regarding portfolio securities held by the Fund, and disclosure of purchases and sales of such securities may be made to shareholders of the Fund or other persons.

  o Public disclosure regarding the portfolio securities held by the Fund is made quarterly in Annual Reports and Semi-Annual Reports to Shareholders, and in quarterly holdings reports on Form N-Q ("Official Reports"). Except for such Official Reports and as otherwise expressly permitted herein or required by applicable law, shareholders and other persons may not be provided with information regarding portfolio securities held, purchased or sold by the Fund.

  o The Fund posts a listing of its 10 largest holdings of portfolio securities as of the end of each calendar quarter at www.schwartzvaluefund.com. These listings are typically available at the website within 5 business days of the end of the quarter. The listings of the 10 largest holdings of portfolio securities on the website are available to the general public.

  o Information regarding portfolio securities as of the end of the most recent month or as of the end of the most recent calendar quarter, and other information regarding the investment activities of the Fund during such month or quarter, may be disclosed on at least a 30-day lag to rating and ranking organizations for use in connection with their rating or ranking of the Fund, but only if such disclosure has been approved by the Chief Compliance Officer of the Trust (the "CCO") as being in the best interests of shareholders and serving a legitimate business interest of the Fund. Below is a table listing the organizations that have been approved by the CCO to receive non-public portfolio information along with the types of information received, conditions or restrictions on use, timing of disclosure and any compensation received for providing portfolio information. These organizations have not signed confidentiality agreements. However, the CCO and the Trust's Board of Trustees have determined that each such organization is bound by a duty of confidentiality and that the Trust's policies and procedures with respect to the disclosure of portfolio information are reasonable and sufficient to prevent any harm to the Fund and its shareholders.

------------------------------------------------------------------------------------------------------------------------
                                                              TIMING OF RELEASE AND
                                                        CONDITIONS OR RESTRICTIONS ON USE     RECEIPT OF COMPENSATION OR
NAME OF RATING                                                OF PORTFOLIO HOLDINGS           OTHER CONSIDERATION BY THE
OR RANKING ORGANIZATION   INFORMATION PROVIDED                     INFORMATION                 FUND OR AFFILIATED PARTY
------------------------------------------------------------------------------------------------------------------------
Morningstar, Inc.         CUSIP, description,           Provided monthly, with a 30-day                 None
                          shares/par, market value,     lag. No formal conditions or
                          coupon, maturity date and     restrictions.
                          fixed income survey
------------------------------------------------------------------------------------------------------------------------

Bloomberg L.P.            CUSIP, shares/par,            Provided quarterly, with a 30-day               None
                          market value, description,    lag. No formal conditions or
                          coupon, maturity date and     restrictions. Bloomberg has
                          percent of total net assets   indicated that it requires all
                                                        employees to sign confidentiality
                                                        agreements acknowledging all
                                                        information received during their
                                                        employment must be used for
                                                        legitimate business purposes only.
------------------------------------------------------------------------------------------------------------------------

Standard & Poors, Inc.    CUSIP, description,           Provided monthly, with a 30-day                 None
                          shares/par, market value,     lag. No formal conditions or
                          coupon, maturity date and     restrictions. S&P has indicated
                          percent of total net assets   that its employees are required to
                                                        follow a code of business conduct
                                                        that prohibits them from using
                                                        portfolio information for anything
                                                        other than performing their job
                                                        responsibilities; S&P employees
                                                        must certify annually that they
                                                        have followed this code of business
                                                        conduct.
------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------
Thomson Research          CUSIP, shares/par,            Provided quarterly, with a 30-day               None
                          market value and cost         lag. No formal conditions or
                          basis                         restrictions. Thomson Research
                                                        has indicated that it requires all
                                                        employees to sign confidentiality
                                                        agreements acknowledging that all
                                                        information received during their
                                                        employment must be used for
                                                        legitimate business purposes only.

------------------------------------------------------------------------------------------------------------------------
Lipper                    CUSIP, shares/ market         Provided monthly, with a 30-day                 None
                          value, description, total     lag. No formal conditions or
                          net assets, cash and share    restrictions. Lipper has indicated
                          total                         that it will not trade based on the
                                                        Fund's portfolio information, and
                                                        it prohibits its employees from any
                                                        such trading.

------------------------------------------------------------------------------------------------------------------------
CDA Weisenberger          CUSIP, shares/ market         Provided monthly, with a 30-day                 None
                          value and cost basis          lag. No formal conditions or
                                                        restrictions.
------------------------------------------------------------------------------------------------------------------------

  o These policies relating to disclosure of the Fund's holdings of portfolio securities does not prohibit: (i) disclosure of information to the Fund's investment adviser or to other Fund service providers, which are the Fund's administrator, distributor, custodian, legal counsel, auditors, pricing service, financial printer and proxy voting service, or to brokers and dealers in connection with the Fund's purchase and sale of portfolio securities, provided that such disclosure is reasonably necessary to aid in conducting the ongoing business of the Fund; and (ii) disclosure of holdings of or transactions in portfolio securities by the Fund that is made on the same basis to all shareholders of the Fund.


  o The CCO may approve other arrangements, not described herein, under which information relating to portfolio securities held by the Fund, or purchased or sold by the Fund (other than information contained in Official Reports), is disclosed to any shareholder or other person. The CCO shall approve such an arrangement only if the CCO concludes (based on a consideration of the information to be disclosed, the timing of the disclosure, the intended use of the information and other relevant factors) that the arrangement is reasonably necessary to aid in conducting the ongoing business of the Fund and is unlikely to affect adversely the Fund or any shareholder of the Fund and is in the best interests of shareholders and subject to a confidentiality agreement and prohibition of trading based upon material non-public information.


  o Neither the Fund's investment adviser nor the Trust (or any affiliated person, employee, officer, trustee or director of the investment adviser or the Trust) may receive any direct or indirect compensation in consideration of the disclosure of information relating to portfolio securities held, purchased or sold by the Fund.

  o The CCO shall inform the Board of Trustees of any arrangements that are approved by the CCO pursuant to these policies, and the rationale supporting such approval, at the next regular quarterly meeting of the Board of Trustees following such approval. At least once annually the CCO shall provide the Board of Trustees with a written report as to compliance with these procedures. The Trust shall maintain a copy of these procedures and all written action under these procedures in an easily accessible place for at least five years.

PORTFOLIO TURNOVER
------------------

     The Fund's portfolio turnover rate is calculated by dividing the lesser of purchases or sales of portfolio securities for the fiscal year, exclusive of short-term investments, by the monthly average of the value of the portfolio securities owned by the Fund during the fiscal year. High portfolio turnover involves correspondingly greater brokerage commissions and other transaction costs, which will be borne directly by the Fund, and may result in the Fund recognizing greater amounts of capital gains, which would increase the amount of capital gains which the Fund must distribute to its shareholders in order to maintain its status as a regulated investment company and to avoid the imposition of federal income or excise taxes. See "Taxes." The Adviser anticipates that the Fund's portfolio turnover rate normally will not exceed 100%. A 100% turnover rate would occur if all of the Fund's portfolio securities were replaced once within a one year period.


     Generally, the Fund intends to invest for long-term purposes. However, the rate of portfolio turnover will depend upon market and other conditions, and it will not be a limiting factor when the Adviser believes that portfolio changes are appropriate. For the fiscal years ended December 31, 2006, 2005 and 2004, the Fund's portfolio turnover rate was 82%, 78% and 83%, respectively.


CALCULATION OF SHARE PRICE
--------------------------

     The share price (net asset value) of the shares of the Fund is determined as of the close of the regular session of trading on the New York Stock Exchange (the "NYSE") (normally 4:00 p.m., Eastern time) on each day the Trust is open for business. The Trust is open for business on every day except Saturdays, Sundays and the following holidays: New Year's Day, Martin Luther King, Jr. Day, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas.


     In valuing the assets of the Fund for purposes of computing net asset value, portfolio securities are valued at market value as of the close of trading on each business day when the NYSE is open. Securities which are traded on stock exchanges are valued at the closing sales price as of the close of the regular session of trading on the NYSE on the day the securities are being valued, or, if not traded on a particular day, at the closing bid price. Securities which are quoted by NASDAQ are valued at the NASDAQ Official Closing Price. Securities traded in the over-the-counter market are valued at the last reported sales price or, if there is no reported sale on the valuation date, at the most recently quoted bid price. Securities which are traded both in the over-the-counter market and on a stock exchange are valued according to the broadest and most representative market. Securities (and other assets) for which market quotations are not readily available are valued at their fair value as determined in good faith in accordance with consistently applied procedures established by and under the general supervision of the Board of Trustees. Debt securities are valued at their current market value when available or at their fair value, which for securities with remaining maturities of 60 days or less has been determined in good faith to be represented by amortized cost value, absent unusual circumstances. One or more pricing services may be utilized to determine the fair value of securities held by the Fund. The Board of Trustees will review and monitor the methods used by such services to determine that such methods result in fair value and that securities are appropriately valued.


SPECIAL SHAREHOLDER SERVICES
----------------------------

     As noted in the Prospectus, the Fund offers the following shareholder services:


     REGULAR ACCOUNT. The regular account allows for voluntary investments to be made at any time. When an investor makes an initial investment in the Fund, a shareholder account is opened in accordance with the investor's registration instructions. Each time there is a transaction in a shareholder account, such as an additional investment or a redemption, the shareholder will receive a confirmation statement showing the current transaction.


     AUTOMATIC INVESTMENT PLAN. The Automatic Investment Plan enables investors to make regular monthly or bi-monthly investments in shares through automatic charges to their checking account. With shareholder authorization and bank approval, the Transfer Agent will automatically charge the checking account for the amount specified ($50 minimum) which will be automatically invested in shares at the public offering price on or about the fifteenth and/or the last business day of the month. The shareholder may change the amount of the investment or discontinue the plan at any time by writing to the Fund.

     AUTOMATIC WITHDRAWAL PLAN. Shareholders owning shares with a value of $5,000 or more may establish an Automatic Withdrawal Plan. A shareholder may receive monthly, quarterly, semi-annual or annual payments, in amounts of not less than $50 per payment, by authorizing the Fund to redeem the necessary number of shares periodically (each month, or quarterly in the months of March, June, September and December). Payments may be made directly to an investor's account with a commercial back or other depository institution via an Automated Clearing House ("ACH") transaction.

     Instructions for establishing this service are available by calling the Fund. Payment may also be made by check made payable to the designated recipient and mailed within 7 days of the redemption date. If the designated recipient is other than registered shareholder, the signature of each shareholder must be guaranteed on the instructions (see "How to Redeem Shares" in the Prospectus). A corporation (or partnership) must also submit a "Corporate Resolution" (or "Certification of Partnership") indicating the names, titles and required number of signatures authorized to act on its behalf. The application must be signed by a duly authorized officer(s) and the corporate seal affixed. No redemption fees are charged to shareholders under this plan. Costs in conjunction with the administration of the plan are borne by the Fund. Investors should be aware that such systematic withdrawals may deplete or use up entirely their initial investment and that the redemption of shares to make withdrawal payments may result in realized long-term or short-term capital gains or losses. The Automatic Withdrawal Plan may be terminated at any time by the Fund upon sixty days written notice or by an investor upon written notice to the Fund. Applications and further details may be obtained by calling the Fund at 888-726-0753 or by writing to:


                               Schwartz Value Fund
                         c/o Ultimus Fund Solutions, LLC
                                 P.O. Box 46707
                           Cincinnati, Ohio 45246-0707


     TRANSFER OF REGISTRATION. To transfer shares to another owner, send a written request to the Fund at the address shown herein. Your request should include the following: (1) the Fund name and existing account registration; (2) signature(s) of the registered owner(s) exactly as the signature(s) appear(s) on the account registrations; (3) the new account registration, address, social security or taxpayer identification number and how dividends and capital gains are to be distributed; (4) signature guarantees (see "How to Redeem Shares" in the Prospectus); and (5) any additional documents which are required for transfer by corporations, administrators, executors, trustees, guardians, etc. If you have any questions about transferring shares, call or write the Fund.

TAXES
-----

     The Prospectus describes generally the tax treatment of distributions by the Fund. This section of the Statement of Additional Information includes additional information concerning federal taxes.

     The Fund intends to qualify annually for the special tax treatment afforded a "regulated investment company" under Subchapter M of the Internal Revenue Code so that it does not pay federal taxes on income and capital gains distributed to shareholders. To so qualify the Fund must, among other things: (1) derive at least 90% of its gross income in each taxable year from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock, securities or foreign currency, certain other income (including but not limited to gains from options, futures and forward contracts) derived with respect to its business of investing in stock, securities or currencies or from net income derived from an interest in a qualified publicly trade partnership ("PTP"); and (2) diversify its holdings so that at the end of each quarter of its taxable year the following two conditions are met: (a) at least 50% of the value of the Fund's total assets is represented by cash, U.S. Government securities, securities of other regulated investment companies and other securities (for this purpose such other securities will qualify only if the Fund's investment is limited in respect to any issuer to an amount not greater than 5% of the value of the Fund's total assets and not greater than 10% of the outstanding voting securities of such issuer); and (b) not more than 25% of the value of the Fund's total assets is invested in the securities (other than U.S. Government securities or securities of other regulated investment companies) of any one issuer, the securities of any two or more issuers that the Fund controls and which are determined to be engaged in the same or similar trades or businesses or related trades or businesses, or the securities of one or more qualified PTPs. For these purposes, a qualified PTP is generally a PTP other than one where at least 90% of its gross income is gross income that would otherwise be qualifying income for a regulated investment company.

     The Fund's net realized capital gains from securities transactions will be distributed only after reducing such gains by the amount of any available capital loss carryforwards. Capital losses may be carried forward to offset any capital gains for eight years, after which any undeducted capital loss remaining is lost as a deduction.

     A federal excise tax at the rate of 4% will be imposed on the excess, if any, of the Fund's "required distribution" over actual distributions in any calendar  year.  Generally  the  "required  distribution"  is 98% of the  Fund's ordinary income for the calendar year plus 98% of its net capital gains recognized during the one year period ending on October 31 of the calendar year plus undistributed amounts from prior years. The Fund intends to make distributions sufficient to avoid imposition of the excise tax.

     TAXATION OF THE SHAREHOLDER. Dividends from net investment income and net short-term capital gains are generally taxable to the shareholder as ordinary income. Distributions of long-term capital gains are taxable as long-term capital gains regardless of the length of time shares of the Fund have been held. Distributions are taxable, whether received in cash or reinvested in shares of the Fund.

     Individual shareholders may benefit from lower rates applicable to long-term capital gains on certain distributions that are attributable to certain dividends received by the Fund from U.S. corporations and certain foreign corporations ("Qualified Dividends"). Such dividends are scheduled to be taxed at ordinary income rates starting in 2009. It appears that for an individual shareholder to benefit from the lower tax rate on Qualified Dividends, the shareholder must hold shares in the Fund, and the Fund must hold shares in the dividend-paying corporation at least 61 days during a prescribed period. Under current IRS practice, the prescribed period is the 121-day period beginning 60 days before the date on which the shareholder or the Fund, as the case may be, becomes entitled to receive the dividend. Furthermore, in determining the holding period for this purpose, any period during which the recipient's risk of loss is offset by means of options, short sales or similar instruments is not included. Additionally, an individual shareholder would not benefit from the lower tax rate to the extent it or the Fund is obligated (e.g., pursuant to a short sale) to make related payments with respect to positions in substantially similar or related property.

     It is anticipated that amounts distributed by the Fund that are attributable to certain dividends received from domestic corporations will qualify for the 70% dividends-received deduction for corporate shareholders. A corporate shareholder's dividends-received deduction will be disallowed unless it holds shares in the Fund, and the Fund holds shares in the dividend-paying corporation, at least 46 days during the 91-day period beginning 45 days before the date on which the shareholder or the Fund, as the case may be, becomes entitled to receive the dividend. In determining the holding period for this purpose, any period during which the recipient's risk of loss is offset by means of options, short sales or similar transactions is not counted. Furthermore, the dividends-received deduction will be disallowed to the extent a corporate shareholder's investment in shares of the Fund, or the Fund's investment in the shares of the dividend-paying corporation, is financed with indebtedness. Additionally, a corporate shareholder would not benefit to the extent it or the Fund is obligated (e.g., pursuant to a short sale) to make related payments with respect to positions in substantially similar or related property.

     Each shareholder is advised annually of the source of distributions for federal income tax purposes. A shareholder who is not subject to federal income tax will not be required to pay tax on distributions received.

     If a shareholder fails to furnish his social security or other tax identification number or to certify properly that it is correct, the Fund may be required to withhold federal income tax at the rate of 28% (backup withholding) from dividend, capital gain and redemption payments to him. Dividend and capital gains distributions may also be subject to backup withholding if the shareholder fails to certify properly that he is not subject to backup withholding.

     Taxable distributions generally are included in a shareholder's gross income for the taxable year in which they are received. However, dividends declared in October, November and December and made payable to shareholders of record in such month will be deemed to have been received on December 31st if paid by the Fund during the following January.

     Distributions by the Fund will result in a reduction in the market value of the Fund's shares. Should a distribution reduce the market value below a shareholder's cost basis, such distribution would be taxable to the shareholder as ordinary income or as a long-term capital gain, even though, from an investment standpoint, it may constitute a partial return of capital. In particular, investors should be careful to consider the tax implications of buying shares of the Fund just prior to a distribution. The price of such shares includes the amount of any forthcoming distribution so that those investors may receive a return of investment upon distribution which will, nevertheless, be taxable to them.

     A redemption of shares is a taxable event and, accordingly, a capital gain or loss may be recognized. Investors should consult their tax advisor regarding the effect of federal, state, local, and foreign taxes on an investment in the Fund.

     Any loss arising from the sale or redemption of shares of the Fund held for six months or less will be treated for federal income tax purposes as a long-term capital loss to the extent of any amount of capital gain dividends received by the shareholder with respect to such Fund shares. For purposes of determining whether shares of the Fund have been held for six months or less, a shareholder's holding period is suspended for any periods during which the shareholder's risk of loss is diminished as a result of holding one or more other positions in substantially similar or related property or through certain options or short sales.

     Pursuant to recently issued Treasury Regulations directed at tax shelter activity, taxpayers are required to disclose to the Internal Revenue Service certain information on Form

8886 if they participate in a "reportable transaction". A transaction may be a "reportable transaction" based upon any of several indicia with respect to a shareholder, including the existence of significant book-tax differences or the recognition of a loss in excess of certain thresholds. Under new legislation a significant penalty is imposed on taxpayers who participate in a "reportable transaction" and fail to make the required disclosure. Investors should consult their own tax advisors concerning any possible disclosure obligation with respect to their investment in shares of the Fund.

     Information set forth in the Prospectus and this SAI which relates to federal taxation is only a summary of some of the important federal tax considerations generally affecting shareholders. No attempt has been made to present a detailed explanation of the federal income tax treatment of the Fund or its shareholders and this description is not intended as a substitute for federal tax planning. Accordingly, shareholders of the Fund are urged to consult their tax advisors with specific reference to their own tax situation. In addition, the tax discussion in the Prospectus and this SAI is based on tax laws and regulations which are in effect on the date of the Prospectus and this SAI; these laws and regulations may be changed by legislative or administrative action.

REDEMPTION IN KIND
------------------

     The Fund, when it is deemed to be in the best interests of the Fund's shareholders, may make payment for shares repurchased or redeemed in whole or in part in securities of the Fund taken at current value. Should payment be made in securities, the redeeming shareholder will generally incur brokerage costs in converting such securities to cash and will bear market risk until the securities received are converted into cash. Portfolio securities which are issued in an in-kind redemption will be readily marketable.

HISTORICAL PERFORMANCE INFORMATION
----------------------------------

     From time to time, the Fund may advertise average annual total return. Average annual total return quotations will be computed by finding the average annual compounded rates of return over 1, 5 and 10 year periods that would equate the initial amount invested to the ending redeemable value, according to the following formula:

                                P (1 + T)n = ERV

Where:

P =   a hypothetical initial payment of $1,000
T =   average annual total return
n =   number of years
ERV = ending redeemable value of a hypothetical $1,000 payment made at the beginning of the 1, 5 and 10 year periods at the end of the 1, 5 or 10 year periods (or fractional portion thereof)


The calculation of average annual total return assumes the reinvestment of all dividends and distributions.

     The Fund may also quote average annual total return over the specified periods: (1) after taxes on Fund distributions; and (2) after taxes on Fund distributions and redemption of Fund shares at the end of the period. The calculations assume deduction of all taxes due on such Fund distributions. The ending redeemable value is determined by assuming a complete redemption at the end of the period covered by the computation and, in the case of returns after taxes on distributions and redemption of Fund shares, includes the deduction of capital gains taxes resulting from the redemption or, if appropriate, an adjustment to take into account the tax benefit from any capital losses that may have resulted from the redemption. After-tax returns are calculated using the highest applicable individual federal marginal tax rate in effect on the reinvestment date of a distribution. The tax rates used correspond to the tax character of each component of the distributions (that is, the ordinary income tax rate for ordinary income distributions and the long-term capital gains rate for capital gains distributions). The tax rates may vary over the course of the measurement period. State and local tax liabilities are disregarded, as are the effect of phaseouts of certain exemptions, deductions and credits at various income levels and the impact of the federal alternative minimum income tax. Actual after-tax returns will depend on an investor's tax situation and may differ from those shown. The after-tax returns are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. The Fund's past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.


     The table below shows the Fund's average annual total returns for periods ended December 31, 2006:

                                      One Year   Five Years   Ten Years
                                      --------   ----------   ---------
Return Before Taxes                    14.29%      11.51%       10.45%
Return After Taxes on Distributions    11.95%       9.87%        8.80%
Return After Taxes on Distributions
  and Sale of Fund Shares              11.86%       9.74%        8.64%

     The Fund may also advertise total return (a "nonstandardized quotation") which is calculated differently from average annual total return. A nonstandardized quotation of total return may be a cumulative return which measures the percentage change in the value of an account between the beginning and end of a period, assuming no activity in the account other than reinvestment of dividends and capital gains distributions. The Fund's total returns as calculated in this manner for each of the past ten fiscal years are as follows:

          Year Ended
          ----------
          December 31, 1997    28.04%
          December 31, 1998   -10.38%
          December 31, 1999    -2.45%
          December 31, 2000     9.27%
          December 31, 2001    28.09%
          December 31, 2002   -14.91%
          December 31, 2003    39.28%

          December 31, 2004    22.60%
          December 31, 2005     3.83%
          December 31, 2006    14.29%

A nonstandardized quotation may also indicate average annual compounded rates of return over periods other than those specified for average annual total return. For example, the Fund's average annual compounded rate of return for the three years ended December 31, 2006 is 13.31%. A nonstandardized quotation of total return will always be accompanied by the Fund's average annual total returns as described above.


     The performance quotations described above are based on historical earnings and are not intended to indicate future performance.

     From time to time the Fund may advertise its performance rankings as published by recognized independent mutual fund statistical services such as Morningstar, Inc. or Lipper, or by publications of general interest such as FORBES, MONEY, THE WALL STREET JOURNAL, BUSINESS WEEK, BARRON'S or FORTUNE. The Fund may also compare its performance to that of other selected mutual funds, averages of the other mutual funds within their categories as determined by Morningstar or Lipper, or recognized indicators such as the Dow Jones Industrial Average, the Standard & Poor's 500 Index, the Russell 2000 Index, the NASDAQ Composite Index and the Value Line Composite Index. In connection with a ranking, the Fund may provide additional information, such as the particular category of funds to which the ranking relates, the number of funds in the category, the criteria upon which the ranking is based, and the effect of fee waivers and/or expense reimbursements, if any. The Fund may also present its performance and other investment characteristics, such as volatility or a temporary defensive posture, in light of the Adviser's view of current or past market conditions or historical trends.

     In assessing such comparisons of performance an investor should keep in mind that the composition of the investments in the reported indices and averages is not identical to the Fund's portfolio, that the averages are generally unmanaged and that the calculations of such averages may not be identical to the formula used by the Fund to calculate its performance. In addition, there can be no assurance that the Fund will continue this performance as compared to such other averages.

CUSTODIAN
---------

     U.S. Bank, N.A., 425 Walnut Street, Cincinnati, Ohio 45202, has been retained to act as custodian for the Fund's investments. As custodian, U.S. Bank, N.A. acts as the Fund's depository, safekeeps its portfolio securities, collects all income and other payments with respect thereto, disburses funds as instructed and maintains records in connection with its duties.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
---------------------------------------------


     The firm of Deloitte & Touche LLP, 111 South Wacker Drive, Chicago, Illinois 60606, has been selected as the independent registered public accounting firm for the Trust for the fiscal year ending December 31, 2007. Deloitte & Touche LLP performs an annual audit of the Fund's financial statements and advises the Fund as to certain accounting matters.


LEGAL COUNSEL
-------------

     Sullivan & Worcester LLP, 1666 K Street, NW, Washington, D.C. 20006, serves as counsel to the Trust.

TRANSFER AGENT
--------------

     The Fund's transfer agent, Ultimus Fund Solutions, LLC ("Ultimus"), 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246, maintains the records of each shareholder's account, processes purchases and redemptions of the Fund's shares and acts as dividend and distribution disbursing agent. Ultimus also provides administrative services to the Fund, calculates daily net asset value per share and maintains such books and records as are necessary to enable Ultimus to perform its duties. For the performance of these services, the Fund pays Ultimus a fee at the annual rate of 0.15% of the average value of its daily net assets, provided, however, that the minimum fee is $4,000 per month. In addition, the Fund pays out-of-pocket expenses, including but not limited to, postage, stationery, checks, drafts, forms, reports, record storage, communication lines and the costs of external pricing services.


     During the fiscal years ended December 31, 2006, 2005 and 2004, Ultimus received fees from the Fund of $104,407, $106,869 and $104,719, respectively.


THE DISTRIBUTOR
---------------

     Ultimus Fund Distributors, LLC (the "Distributor"), 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246, serves as principal underwriter for the Fund pursuant to a Distribution Agreement. Shares are sold on a continuous basis by the Distributor. The Distributor has agreed to use its best efforts to solicit orders for the sale of Fund shares, but it is not obliged to sell any particular amount of shares. The Distribution Agreement provides that, unless sooner terminated, it will continue in effect so long as such continuance is approved at least annually: (1) by the Board of Trustees or a vote of a majority of the outstanding shares; and (2) by a majority of the Independent Trustees by vote cast in person at a meeting called for the purpose of voting on such approval. The Distribution Agreement may be terminated by the Fund at any time, without the payment of any penalty, by vote of a majority of the Board of Trustees of the Trust or by vote of a majority of the outstanding shares of the Fund on sixty days written notice to the Distributor, or by the Distributor at any time, without the payment of any penalty, on sixty days written notice to the Trust. The Distribution Agreement will automatically terminate in the event of its assignment. The Distributor is a wholly-owned subsidiary of Ultimus, and Robert
G. Dorsey, Mark J. Seger and John F. Splain are each Managing Directors of the Distributor and officers of the Trust.

     Prior to September 1, 2006, shares of the Fund were subject to a contingent deferred sales charge. During the fiscal years ended December 31, 2006 and 2005, the Distributor collected $545 and $1,380, respectively, in contingent deferred sales charges on redemptions of Fund shares. Prior to December 31, 2004, Schwartz Fund Distributors, Inc., a wholly-owned subsidiary of the Adviser, served as the Trust's principal underwriter. During the fiscal year ended
December 31, 2004, Schwartz Fund Distributors, Inc. collected $3,941 in contingent deferred sales charges on redemptions of Fund shares.


FINANCIAL STATEMENTS
--------------------


     The financial statements of the Fund, which have been audited by Deloitte & Touche LLP, are incorporated herein by reference to the Annual Report of the Fund dated December 31, 2006.

APPENDIX A (RATINGS DESCRIPTIONS)
---------------------------------

     The various ratings used by Moody's Investors Service, Inc. ("Moody's) and Standard & Poor's Ratings Group ("S&P") are described below. A rating by a nationally recognized statistical rating organization ("NRSRO") represents the organization's opinion as to the credit quality of the security. However, the ratings are general and are not absolute standards of quality or guarantees as to the creditworthiness of an issuer. Consequently, the Adviser believes that the quality of corporate bonds and preferred stocks in which the Funds may invest should be continuously reviewed and that individual analysts give different weightings to the various factors involved in credit analysis. A rating is not a recommendation to purchase, sell or hold a security because it does not take into account market value or suitability for a particular investor. When a security has received a rating from more than one NRSRO, each rating is evaluated independently. Ratings are based on current information furnished by the issuer or obtained by the NRSROs from other sources that they consider reliable. Ratings may be changed, suspended or withdrawn as a result of changes in or unavailability of such information, or for other reasons.

     THE RATINGS OF MOODY'S AND S&P FOR CORPORATE BONDS AND CONVERTIBLE DEBT IN WHICH EACH FUND MAY INVEST ARE AS FOLLOWS:

     Moody's Investors Service, Inc.
     -------------------------------

     Aaa - Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

     Aa - Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

     A - Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

     Baa - Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

     Ba - Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

     B - Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

     Caa - Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

     Ca - Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

     C - Bonds which are rated C are the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

     Standard & Poor's Ratings Group
     -------------------------------

     AAA - Bonds rated AAA have the highest rating assigned by Standard & Poor's to a debt obligation. Capacity to pay interest and repay principal is extremely strong.

     AA - Bonds rated AA have a very strong capacity to pay interest and repay principal and differ from the highest rated issues only in small degree.

     A - Bonds rated A have a strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than bonds in higher rated categories.

     BBB - Bonds rated BBB are regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for bonds in this category than for bonds in higher rated categories.

     BB, B, CCC and CC - Bonds rated BB, B, CCC and CC are regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. BB indicates the lowest degree of speculation and CC the highest degree of speculation. While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

     C - The rating C is reserved for income bonds on which no interest is being paid.

     D - Bonds rated D are in default, and payment of interest and/or repayment of principal is in arrears.

     THE RATINGS OF MOODY'S AND S&P FOR PREFERRED STOCKS IN WHICH EACH FUND MAY INVEST ARE AS FOLLOWS:

     Moody's Investors Service, Inc.
     -------------------------------

     aaa - An issue which is rated aaa is considered to be a top-quality preferred stock. This rating indicates good asset protection and the least risk of dividend impairment within the universe of preferred stocks.

     aa - An issue which is rated aa is considered a high-grade preferred stock. This rating indicates that there is reasonable assurance that earnings and asset protection will remain relatively well maintained in the foreseeable future.

     a - An issue which is rated a is considered to be an upper-medium grade preferred stock. While risks are judged to be somewhat greater than in the "aaa" and "aa" classifications, earnings and asset protection are, nevertheless, expected to be maintained at adequate levels.

     baa - An issue which is rated baa is considered to be medium grade, neither highly protected nor poorly secured. Earnings and asset protection appear adequate at present but may be questionable over any great length of time.

     ba - An issue which is rated ba is considered to have speculative elements and its future cannot be considered well assured. Earnings and asset protection may be very moderate and not well safeguarded during adverse periods. Uncertainty of position characterizes preferred stocks in this class.

     b - An issue which is rated b generally lacks the characteristics of a desirable investment. Assurance of dividend payments and maintenance of other terms of the issue over any long period of time may be small.

     caa - An issue which is rated caa is likely to be in arrears on dividend payments. This rating designation does not purport to indicate the future status of payments.

     ca - An issue rated ca is speculative to a high degree and is likely to be in arrears on dividends with little likelihood of eventual payments.

     c - An issue rated c is the lowest rated class of preferred stock. Issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

     Standard & Poor's Ratings Group
     -------------------------------

     AAA - This is the highest rating that may be assigned by Standard & Poor's to a preferred stock issue and indicates an extremely strong capacity to pay the preferred stock obligations.

     AA - A preferred stock issue rated AA also qualifies as a high-quality fixed-income security. The capacity to pay preferred stock obligations is very strong, although not as overwhelming as for issues rated AAA.

     A - An issue rated A is backed by a sound capacity to pay the preferred stock obligations, although it is somewhat more susceptible to the diverse effects of changes in circumstances and economic conditions.

     BBB - An issue rated BBB is regarded as backed by an adequate capacity to pay the preferred stock obligations. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to make payments for a preferred stock in this category than for issues in the A category.

     BB, B and CCC - Preferred stock rated BB, B and CCC are regarded, on balance, as predominantly speculative with respect to the issuer's capacity to pay preferred stock obligations. BB indicates the lowest degree of speculation and CCC the highest degree of speculation. While such issues will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

     CC - The rating CC is reserved for a preferred stock issue in arrears on dividends or sinking fund payments but that is currently paying.

     C - A preferred stock rated C is a non-paying issue.

     D - A preferred stock rated D is a non-paying issue with the issuer in default on debt instruments.

APPENDIX B (PROXY VOTING POLICIES AND PROCEDURES)
-------------------------------------------------

         SCHWARTZ INVESTMENT TRUST AND SCHWARTZ INVESTMENT COUNSEL, INC.

                      PROXY VOTING POLICIES AND PROCEDURES

Schwartz  Investment  Trust and  Schwartz  Investment  Counsel,  Inc.  intend to exercise a voice on behalf of its shareholders and clients in matters of corporate governance through the proxy voting process. We take our fiduciary responsibilities very seriously and believe the right to vote proxies is a significant asset of shareholders and clients. We exercise our voting responsibilities as a fiduciary, solely with the goal of maximizing the value of our shareholders' and clients' investments.

Schwartz Investment Trust's ("SIT") Board of Trustees has delegated to Schwartz Investment Counsel, Inc. ("SICI") the responsibility of overseeing voting policies and decisions for the Trust. Our proxy voting principles for Schwartz Investment Trust and our other clients are summarized below, with specific examples of voting decisions for the types of proposals that are most frequently presented:

General Policy for Voting Proxies
---------------------------------

SICI will vote proxies solely in the interests of clients. Any conflict of interest must be resolved in the way that will most benefit clients. Since the quality and depth of management is a primary factor considered when investing in a company, substantial weight is given to the recommendation of management on any issue. However, SICI will consider each issue on its own merits, and the position of a company's management will not be supported in any situation where it is found not to be in the best interests of clients. Proxy voting, absent any unusual circumstances or conflicts of interest, will be conducted in accordance with the procedures set forth below.

Conflicts of Interest
---------------------

SICI recognizes that under certain circumstances it may have a conflict of interest in voting proxies on behalf of clients. Such circumstances may include, but are not limited to, situations where SICI or one or more of its affiliates, including officers, directors and employees, has or is seeking a client relationship with the issuer of the security that is the subject of the proxy vote. SICI shall periodically inform its employees that they are under an obligation to be aware of the potential for conflicts of interest on the part of SICI with respect to voting proxies on behalf of clients, both as a result of the employee's personal relationships and due to circumstances that may arise during the conduct of SICI's business, and to bring conflicts of interest of which they become aware to the attention of the Proxy Manager. SICI shall not vote proxies relating to such issuers on behalf of client accounts until it has determined that the conflict of interest is not material, or as it relates to SIT's holdings, a method of resolving such conflict of interest has been agreed upon by the Committee of Independent Trustees. A conflict of interest will be considered material to the extent that it is determined that such conflict has the potential to influence SICI's decision-making in voting a proxy. Materiality determinations will be based upon an assessment of the particular facts and circumstances. If the Proxy Manager determines that a conflict of interest is not material, SICI may vote proxies notwithstanding the existence of a conflict. If the conflict of interest is determined to be material as it relates to SIT's holdings, the conflict shall be disclosed to the Committee of Independent Trustees and SICI shall follow the instructions of the Committee of Independent Trustees. The Proxy Manager shall keep a record of all materiality decisions and SICI's Chief Compliance Officer shall report them to the Committee of Independent Trustees on a quarterly basis.

Election of the Board of Directors
----------------------------------

SICI believes that good governance starts with an independent board, unfettered by significant ties to management, all of whose members are elected annually. In addition, key board committees should be entirely independent.

SICI will generally support the election of directors that result in a board made up of a majority of independent directors.

SICI will hold directors accountable for the actions of the committees on which they serve. For example, SICI will withhold votes for nominees who serve on the compensation committee if they approve excessive compensation arrangements or propose equity-based compensation plans that unduly dilute the ownership interests of stockholders.

SICI will support efforts to declassify existing boards. SICI will vote against efforts by companies to adopt classified board structures, or impose "poison pills" on its shareholders or adopt multiple classes of stock.

Approval of Independent Auditors
--------------------------------

SICI believes that the relationship between the company and its auditors should be limited primarily to the audit engagement, although it may include certain closely related activities that do not, in the aggregate, impair independence.

Equity-based Compensation Plans
-------------------------------

SICI believes that appropriately designed equity-based compensation plans, approved by shareholders, can be an effective way to align the interests of long-term shareholders and the interests of management, employees, and directors. Conversely, SICI is opposed to plans that substantially dilute shareholders' ownership interest in the company, provide participants with excessive awards, or have inherently objectionable structural features.

SICI will generally vote against plans where total potential dilution (including all equity-based plans) exceeds 10% of shares outstanding.

SICI will generally vote against plans if annual option grants have exceeded 2% of shares outstanding.

These total and annual dilution thresholds are guidelines, not ceilings, and when assessing a plan's impact on our shareholdings SICI considers other factors such as the nature of the industry and size of the company.

SICI will vote against plans that have any of the following structural features:

     o    Ability to re-price underwater options

     o Ability to issue options with an exercise price below the stock's current market price.

     o    Ability to issue reload options.

     o    Automatic share replenishment ("evergreen") feature.

SICI will support measures intended to increase long-term stock ownership by executives. These may include:

     o Requiring senior executives to hold a minimum amount of stock in the company (frequently expressed as a certain multiple of the executive's salary).

     o Requiring stock acquired through option exercise to be held for a certain period of time.

     o    Using restricted stock grants instead of options.

To this end, SICI supports expensing the fair value of option grants because it substantially eliminates their preferential financial statement treatment vis-a-vis stock grants, furthering SICI's case for increased ownership by corporate leaders and employees.

SICI will support the use of employee stock purchase plans to increase company stock ownership by employees, provided that shares purchased under the plan are acquired for no less than 85% of their market value.

Corporate Structure and Shareholder Rights
------------------------------------------

SICI believes that shareholders should have voting power equal to their equity interest in the company and should be able to approve (or reject) changes to the corporation's by-laws by a simple majority vote.

SICI will support proposals to remove super-majority (typically from 66.7% to 80%) voting requirements for certain types of proposals. We will vote against proposals to impose super-majority requirements.

SICI will vote for proposals to lower barriers to shareholder action (e.g., limited rights to call special meetings, limited rights to act by written consent).

SICI will vote against proposals for a separate class of stock with disparate voting rights.

SICI will generally vote for proposals to subject shareholder rights plans ("poison pills") to a shareholder vote. In evaluating these plans, SICI will be more likely to support arrangements with short-term (less than 3 years) sunset provisions, qualified bid/permitted offer provisions ("chewable pills") and/or mandatory review by a committee of independent directors at least every three years (so-called "TIDE" provisions).

Corporate and Social Policy Issues
----------------------------------

SICI believes that "ordinary business matters" are primarily the responsibility of management and should be approved solely by the corporation's board of directors. Proposals in this category, initiated primarily by shareholders, typically request that the company disclose or amend certain business practices.

SICI generally votes against these types of proposals, though exceptions may be made in certain instances where SICI believes a proposal has substantial economic implications.

Proxy Voting Process
--------------------

Proxy voting is subject to the supervision of Robert M. Dailey, CFA, Senior Vice President of SICI ("Proxy Manager"). Reasonable efforts will be made to obtain proxy materials and to vote in a timely fashion. Records will be maintained regarding the voting of proxies under these policies and procedures.

                              SCHWARTZ VALUE FUND
                           --------------------------
                           VALUE INVESTING SINCE 1984




                               [GRAPHIC OMITTED]




                                 ANNUAL REPORT
                               -----------------
                               DECEMBER 31, 2006

 SHAREHOLDER ACCOUNTS                                   CORPORATE OFFICES
   c/o Ultimus Fund                                     3707 W. Maple Road
    Solutions, LLC            [GRAPHIC OMITTED]             Suite 100
    P.O. Box 46707                                  Bloomfield Hills, MI 48301
 Cincinnati, OH 45246                                     (248) 644-8500
    (888) 726-0753                                      Fax (248) 644-4250


                              SCHWARTZ VALUE FUND


Dear Fellow Shareowner,

The bull market continued during 2006. It was a good year for U.S. equity investors, as most stock market indices recorded double-digit returns. The investment strategy utilized was not a determining factor in domestic stock performance last year. Nearly everything worked, as small-caps, mid-caps, large-caps, growth stocks, and value stocks all rose pretty much in tandem. Large-caps finally outperformed small-caps, but only by a narrow margin. The Schwartz Value Fund ("Fund") had a total return of 14.3%, which modestly exceeded the Fund's 23-year average.

                              Annual Rate of Return
                            For 1 year ended 12-31-06
                   -------------------------------------------
                   SCHWARTZ VALUE FUND                  +14.3%

                   Russell 2000 Index                   +18.4%
                   NASDAQ Composite(a)                  + 9.5%
                   S&P 500 Index                        +15.8%

Stocks that contributed positively to the Fund's performance included Fargo Electronics, Inc., Thor Industries, Inc., Input/Output, Inc., Unico American Corporation, and Kinetic Concepts, Inc. Stocks that detracted from performance included ProQuest Company, National Dentex Corporation, TVI Corporation, and Craftmade International, Inc. Despite trailing some of the stock market indices in 2006, the Fund's 5-year compound annual rate of return continues to compare favorably.

                          Compound Annual Rate of Return
                            For 5 Years Ended 12-31-06
                   -------------------------------------------
                   SCHWARTZ VALUE FUND                 + 11.5%

                   Russell 2000 Index                  + 11.4%
                   NASDAQ Composite (a)                +  4.4%
                   S&P 500 Index                       +  6.2%

Although the Schwartz Value Fund has historically focused on investing in small and mid-cap stocks (because that's where the best values were found), increasingly we are finding attractive opportunities among larger-cap companies. Small-cap stocks have been on a tear since 2000, and as a result investor affections and valuations for these stocks are up. With the Russell 2000 small-cap index near its all-time high, it is more difficult to find undervalued small-cap ideas. In contrast, some large-cap companies have modest valuations due to several years of underperformance. In fact, some senior growth stocks are selling at prices which we believe represent real value. Accordingly, during 2006 the Fund took positions in Caterpillar Inc., Johnson & Johnson, Wal-Mart Stores, Inc., ConocoPhillips, EnCana Corporation, Legg Mason, Inc., and Berkshire Hathaway, Inc.

On December 28, 2006, the Fund paid a $3.5712 per share distribution, which was composed of $0.5650 per share of short-term gains and $3.0062 per share of long-term gains. After the distribution, the Fund ended the year with a NAV of $25.52 per share.

                                  Best regards,

                                  SCHWARTZ VALUE FUND


                                  /s/ George P. Schwartz

                                  George P. Schwartz, CFA
                                  President

January 31, 2007

(a) Excluding dividends.

SCHWARTZ VALUE FUND
PERFORMANCE (UNAUDITED)
================================================================================


            COMPARISON OF THE CHANGE IN VALUE OF A $10,000 INVESTMENT
              IN THE SCHWARTZ VALUE FUND AND THE RUSSELL 2000 INDEX



                               [GRAPHIC OMITTED]


             RUSSELL 2000 INDEX                 SCHWARTZ VALUE FUND
             ------------------                 -------------------

            DATE          VALUE                 DATE          VALUE
            ----          -----                 ----          -----
           12/31/96     $ 10,000               12/31/96     $ 10,000
           12/31/97       12,236               12/31/97       12,804
           12/31/98       11,924               12/31/98       11,475
           12/31/99       14,459               12/31/99       11,193
           12/31/00       14,022               12/31/00       12,230
           12/31/01       14,372               12/31/01       15,666
           12/31/02       11,428               12/31/02       13,330
           12/31/03       16,828               12/31/03       18,566
           12/31/04       19,913               12/31/04       22,763
           12/31/05       20,819               12/31/05       23,635
           12/31/06       24,643               12/31/06       27,012


Past performance is not predictive of future performance.

    ------------------------------------------
               Schwartz Value Fund
         Average Annual Total Returns(a)
    (for the periods ended December 31, 2006)

    1 Year           5 Years           10 Years
    ------           -------           --------
    14.29%           11.51%            10.45%
    ------------------------------------------


(a) The returns shown do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.








THIS REPORT IS FOR THE INFORMATION OF SHAREHOLDERS, BUT IT MAY ALSO BE USED AS SALES LITERATURE WHEN PRECEDED OR ACCOMPANIED BY A CURRENT PROSPECTUS, WHICH GIVES DETAILS ABOUT CHARGES, EXPENSES, INVESTMENT OBJECTIVES AND OPERATING POLICIES OF THE FUND. THE FUND IS DISTRIBUTED BY ULTIMUS FUND DISTRIBUTORS, LLC.


SCHWARTZ VALUE FUND
ANNUAL TOTAL RATES OF RETURN
COMPARISON WITH MAJOR INDICES (UNAUDITED)
===========================================================================================

                              RUSSELL   RUSSELL
          SCHWARTZ   RUSSELL    2000     2000                  VALUE               CONSUMER
            VALUE     2000     VALUE    GROWTH    NASDAQ        LINE      S&P 500   PRICE
           FUND(a)    INDEX    INDEX    INDEX   COMPOSITE(b) COMPOSITE(b)  INDEX    INDEX
-------------------------------------------------------------------------------------------
    1984    11.1%     -7.3%     2.3%    -15.8%     -11.2%       -8.4%       6.1%    3.9%
    1985    21.7%     31.1%    31.0%     31.0%      31.4%       20.7%      31.6%    3.8%
    1986    16.4%      5.7%     7.4%      3.6%       7.4%        5.0%      18.7%    1.1%
    1987    -0.6%     -8.8%    -7.1%    -10.5%      -5.3%      -10.6%       5.3%    4.4%
    1988    23.1%     24.9%    29.5%     20.4%      15.4%       15.4%      16.8%    4.4%
    1989     8.3%     16.2%    12.4%     20.2%      19.3%       11.2%      31.6%    4.6%
    1990    -5.3%    -19.5%   -21.8%    -17.4%     -17.8%      -24.3%      -3.2%    6.1%
    1991    32.0%     46.1%    41.7%     51.2%      56.8%       27.2%      30.4%    3.1%
    1992    22.7%     18.4%    29.1%      7.8%      15.5%        7.0%       7.6%    2.9%
    1993    20.5%     18.9%    23.8%     13.4%      14.7%       10.7%      10.1%    2.7%
    1994    -6.8%     -1.8%    -1.6%     -2.4%      -3.2%       -6.0%       1.3%    2.7%
    1995    16.9%     28.4%    25.8%     31.0%      39.9%       19.3%      37.5%    2.5%
    1996    18.3%     16.5%    21.4%     11.3%      22.7%       13.4%      22.9%    3.3%
    1997    28.0%     22.4%    31.8%     13.0%      21.6%       21.1%      33.4%    1.7%
    1998   -10.4%     -2.5%    -6.5%      1.2%      39.6%       -3.8%      28.6%    1.6%
    1999    -2.5%     21.3%    -1.5%     43.1%      85.6%       -1.4%      21.0%    2.7%
    2000     9.3%     -3.0%    22.8%    -22.4%     -39.3%       -8.7%      -9.1%    3.4%
    2001    28.1%      2.5%    14.0%     -9.2%     -21.0%       -6.1%     -11.9%    1.6%
    2002   -14.9%    -20.5%   -11.4%    -30.3%     -31.5%      -28.6%     -22.1%    2.4%
    2003    39.3%     47.3%    46.0%     48.5%      50.0%       37.4%      28.7%    1.9%
    2004    22.6%     18.3%    22.3%     14.3%       8.6%       11.5%      10.9%    3.3%
    2005     3.8%      4.6%     4.7%      4.2%       1.4%        2.0%       4.9%    3.4%
    2006    14.3%     18.4%    23.5%     13.4%       9.5%       11.0%      15.8%    2.5%


AVERAGE ANNUAL TOTAL RETURNS
AS OF DECEMBER 31, 2006 (UNAUDITED)
===========================================================================================

                             RUSSELL   RUSSELL
          SCHWARTZ  RUSSELL   2000      2000                    VALUE              CONSUMER
            VALUE    2000     VALUE    GROWTH     NASDAQ        LINE      S&P 500   PRICE
           FUND(a)   INDEX    INDEX     INDEX   COMPOSITE(b) COMPOSITE(b)  INDEX    INDEX
-------------------------------------------------------------------------------------------
 3 Years    13.3%    13.6%    16.5%    10.5%        6.4%         8.1%      10.4%    3.1%
 5 Years    11.5%    11.4%    15.4%     6.9%        4.4%         4.4%       6.2%    2.7%
10 Years    10.5%     9.4%    13.3%     4.9%        6.5%         2.0%       8.4%    2.4%
23 Years    12.0%    10.6%    13.4%     7.4%        9.8%         3.8%      12.7%    3.0%

(a) Schwartz Value Fund's performance combines the performance of the Fund since its commencement of operations as a registered investment company on July 20, 1993, and the performance of RCM Partners Limited Partnership for periods prior thereto.

(b)   Excluding dividends.

SCHWARTZ VALUE FUND
TEN LARGEST EQUITY HOLDINGS
DECEMBER 31, 2006 (UNAUDITED)
================================================================================

                                                                        % OF
    SHARES    COMPANY                                   MARKET VALUE  NET ASSETS
--------------------------------------------------------------------------------
    35,000    Rydex Russell Top 50 ETF................   $3,776,500     5.5%
   225,000    Input/Output, Inc.......................    3,066,750     4.5%
       225    Ohio Savings Financial Corporation......    2,621,250     3.8%
    75,000    Zebra Technologies Corporation - Class A    2,609,250     3.8%
   135,000    Craftmade International, Inc............    2,424,600     3.5%
   182,700    Unico American Corporation..............    2,389,716     3.5%
   150,000    Gentex Corporation......................    2,334,000     3.4%
   135,000    Lifetime Brands, Inc....................    2,218,050     3.2%
    50,000    Kinetic Concepts, Inc...................    1,977,500     2.9%
    40,000    Waters Corporation......................    1,958,800     2.9%


ASSET ALLOCATION  (UNAUDITED)
================================================================================
                                                                         % OF
    SECTOR                                                            NET ASSETS
--------------------------------------------------------------------------------
    Aerospace & Defense...........................................        1.0%
    Building Materials & Construction.............................        6.2%
    Business Services.............................................        6.3%
    Consumer - Durables...........................................        7.7%
    Consumer - Nondurables........................................       11.7%
    Consumer - Retail.............................................        6.0%
    Education.....................................................        0.5%
    Energy & Mining...............................................        6.7%
    Finance.......................................................       20.3%
    Healthcare....................................................        9.5%
    Industrial Products & Services................................        8.0%
    Real Estate...................................................        1.6%
    Technology ...................................................        7.2%
    Exchange Traded Funds.........................................        7.0%
    Cash Equivalents, Other Assets and Liabilities................        0.3%
                                                                     ---------
                                                                        100.0%
                                                                     =========

SCHWARTZ VALUE FUND
SCHEDULE OF INVESTMENTS
DECEMBER 31, 2006
================================================================================
   SHARES     COMMON STOCKS -- 92.7%                                MARKET VALUE
--------------------------------------------------------------------------------
              AEROSPACE & DEFENSE -- 1.0%
     5,000    American Science and Engineering, Inc. *............. $   297,550
     5,000    General Dynamics Corporation.........................     371,750
                                                                    -----------
                                                                        669,300
                                                                    -----------
              BUILDING MATERIALS & CONSTRUCTION -- 6.2%
    30,000    American Woodmark Corporation........................   1,255,500
    65,000    A.S.V., Inc. *.......................................   1,057,550
    75,000    Champion Enterprises, Inc. *.........................     702,000
    10,000    Pulte Homes, Inc.....................................     331,200
     2,000    Ryland Group, Inc. (The).............................     109,240
    25,000    Simpson Manufacturing Company, Inc. .................     791,250
                                                                    -----------
                                                                      4,246,740
                                                                    -----------
              BUSINESS SERVICES -- 6.3%
    15,000    Diebold, Incorporated................................     699,000
    50,000    Neogen Corporation *.................................   1,110,000
    85,000    Superior Uniform Group, Inc..........................   1,093,100
   600,000    TVI Corporation *....................................   1,410,000
                                                                    -----------
                                                                      4,312,100
                                                                    -----------
              CONSUMER -- DURABLES -- 7.7%
   135,000    Craftmade International, Inc.........................   2,424,600
    25,000    Leggett & Platt, Inc.................................     597,500
     7,500    Polaris Industries, Inc..............................     351,225
    15,000    Select Comfort Corporation *.........................     260,850
    10,000    Stanley Furniture Company, Inc. .....................     214,500
    32,500    Thor Industries, Inc.................................   1,429,675
                                                                    -----------
                                                                      5,278,350
                                                                    -----------
              CONSUMER -- NONDURABLES -- 11.7%
    10,000    Acme United Corporation..............................     144,100
    12,500    Chattem, Inc. *......................................     626,000
     7,000    Fortune Brands, Inc..................................     597,730
   100,000    Hartmarx Corporation *...............................     706,000
     1,000    K-Swiss, Inc. - Class A .............................      30,740
   135,000    Lifetime Brands, Inc.................................   2,218,050
    25,000    Prestige Brands Holdings, Inc. *.....................     325,500
    40,000    RC2 Corporation *....................................   1,760,000
     7,500    Sherwin-Williams Company (The).......................     476,850
     8,486    Velcro Industries N.V. ..............................     119,907
    40,000    Weyco Group, Inc.....................................     994,000
                                                                    -----------
                                                                      7,998,877
                                                                    -----------
              CONSUMER -- RETAIL -- 6.0%
    22,500    Chico's FAS, Inc. *..................................     465,525
     5,000    Christopher & Banks Corporation......................      93,300
    20,000    Conn's, Inc. *.......................................     465,400
    30,000    Dollar Tree Stores, Inc. *...........................     903,000
    17,500    Home Depot, Inc. ....................................     702,800

================================================================================
   SHARES     COMMON STOCKS -- 92.7% (CONTINUED)                    MARKET VALUE
--------------------------------------------------------------------------------
              CONSUMER -- RETAIL -- 6.0% (CONTINUED)
    20,000    Ross Stores, Inc..................................... $   586,000
    12,500    Wal-Mart Stores, Inc.................................     577,250
    10,000    Zale Corporation *...................................     282,100
                                                                    -----------
                                                                      4,075,375
                                                                    -----------
              EDUCATION -- 0.5%
    20,000    Nobel Learning Communities, Inc. *...................     226,800
     1,000    Strayer Education, Inc...............................     106,050
                                                                    -----------
                                                                        332,850
                                                                    -----------
              ENERGY & MINING -- 6.7%
     5,000    ConocoPhillips.......................................     359,750
     1,000    Core Laboratories N.V. *.............................      81,000
    20,000    EnCana Corporation...................................     919,000
   225,000    Input/Output, Inc. *.................................   3,066,750
     5,000    Southwestern Energy Company *........................     175,250
                                                                    -----------
                                                                      4,601,750
                                                                    -----------
              FINANCE -- BANKS & THRIFTS -- 5.8%
    36,800    Century Bancorp, Inc. - Class A......................   1,004,640
       225    Ohio Savings Financial Corporation...................   2,621,250
    10,000    Synovus Financial Corporation........................     308,300
                                                                    -----------
                                                                      3,934,190
                                                                    -----------
              FINANCE -- INSURANCE -- 10.6%
    50,000    American Safety Insurance Holdings, Ltd. *...........     927,500
        15    Berkshire Hathaway, Inc. - Class A *.................   1,649,850
    44,100    Fremont Michigan InsuraCorp, Inc. - Class A *........   1,124,550
    75,000    Meadowbrook Insurance Group, Inc. *..................     741,750
   182,700    Unico American Corporation *.........................   2,389,716
    12,500    United Fire & Casualty Company.......................     440,625
                                                                    -----------
                                                                      7,273,991
                                                                    -----------
              FINANCE -- SERVICES -- 3.9%
    11,000    Legg Mason, Inc......................................   1,045,550
     8,000    Student Loan Corporation (The).......................   1,658,400
                                                                    -----------
                                                                      2,703,950
                                                                    -----------
              HEALTHCARE -- 9.5%
    10,000    Johnson & Johnson....................................     660,200
    50,000    Kinetic Concepts, Inc. *.............................   1,977,500
     5,000    Manor Care, Inc. ....................................     234,600
    33,400    MedQuist, Inc. *.....................................     454,240
    50,000    National Dentex Corporation *........................     875,000
    12,500    Pfizer, Inc..........................................     323,750
    40,000    Waters Corporation *.................................   1,958,800
                                                                    -----------
                                                                      6,484,090
                                                                    -----------
              INDUSTRIAL PRODUCTS & SERVICES -- 8.0%
    10,000    Balchem Corporation..................................     256,800
     2,500    Caterpillar Inc......................................     153,325
    10,000    Dover Corporation....................................     490,200
   150,000    Gentex Corporation...................................   2,334,000
    25,000    Graco, Inc. .........................................     990,500

================================================================================
   SHARES     COMMON STOCKS -- 92.7% (CONTINUED)                    MARKET VALUE
--------------------------------------------------------------------------------
              INDUSTRIAL PRODUCTS & SERVICES -- 8.0%
              (CONTINUED)
     5,000    PACCAR, Inc. ........................................ $   324,500
    20,000    Strattec Security Corporation *......................     932,000
                                                                    -----------
                                                                      5,481,325
                                                                    -----------
              REAL ESTATE -- 1.6%
    16,499    I. Gordon Corporation *..............................     321,731
    22,500    PICO Holdings, Inc. *................................     782,325
                                                                    -----------
                                                                      1,104,056
                                                                    -----------
              TECHNOLOGY -- 7.2%
    10,000    ADTRAN, Inc..........................................     227,000
    25,000    Check Point Software Technologies Ltd. *.............     548,000
    11,000    Raven Industries, Inc................................     294,800
   133,068    Sparton Corporation *................................   1,115,115
     5,000    Stratasys, Inc. *....................................     157,050
    75,000    Zebra Technologies Corporation - Class A *...........   2,609,250
                                                                    -----------
                                                                      4,951,215
                                                                    -----------

              TOTAL COMMON STOCKS (Cost $52,093,915)............... $63,448,159
                                                                    -----------

================================================================================
   SHARES     OPEN-END FUNDS -- 0.0%                                MARKET VALUE
--------------------------------------------------------------------------------
        48    Sequoia Fund (Cost $6,148)........................... $     7,311
                                                                    -----------

================================================================================
   SHARES     EXCHANGE TRADED FUNDS -- 7.0%                         MARKET VALUE
--------------------------------------------------------------------------------
    15,000    iShares S&P 100 Index Fund........................... $   991,800
    35,000    Rydex Russell Top 50 ETF.............................   3,776,500
                                                                    -----------

              TOTAL EXCHANGE TRADED FUNDS (Cost $4,168,210)........ $ 4,768,300
                                                                    -----------

================================================================================
    FACE
   AMOUNT     REPURCHASE AGREEMENTS (1) -- 0.8%                     MARKET VALUE
--------------------------------------------------------------------------------
  $523,406    U.S. Bank N.A., 4.10%, dated 12/29/06, due 01/02/07
                repurchase proceeds: $523,644 (Cost $523,406)...... $   523,406
                                                                    -----------

              TOTAL INVESTMENTS AT MARKET VALUE -- 100.5%
              (Cost $56,791,679)................................... $68,747,176

              LIABILITIES IN EXCESS OF OTHER ASSETS -- (0.5%)......    (338,800)
                                                                    -----------

              NET ASSETS -- 100.0%................................. $68,408,376
                                                                    ===========

*     Non-income producing security.

(1)   Repurchase  agreement is fully  collateralized  by $523,406  FGCI,  Pool #
      G11649,  4.50%,  due  02/01/2020.   The  aggregate  market  value  of  the
      collateral at December 31, 2006 was $533,991.

See notes to financial statements.

SCHWARTZ VALUE FUND
STATEMENT OF ASSETS AND LIABILITIES
DECEMBER 31, 2006
================================================================================
ASSETS
Investments, at market value (cost of $56,791,679) (Note 1) .....  $ 68,747,176
Receivable for capital shares sold ..............................         1,920
Dividends and interest receivable ...............................        55,273
Other assets ....................................................        18,217
                                                                   ------------
   TOTAL ASSETS .................................................    68,822,586
                                                                   ------------

LIABILITIES
Payable for capital shares redeemed .............................         1,700
Payable for investment securities purchased .....................       210,078
Accrued investment advisory fees (Note 2) .......................       173,520
Payable to affiliate (Note 2) ...................................         8,700
Other accrued expenses ..........................................        20,212
                                                                   ------------
   TOTAL LIABILITIES ............................................       414,210
                                                                   ------------

NET ASSETS ......................................................  $ 68,408,376
                                                                   ============

NET ASSETS CONSIST OF:
Paid-in capital .................................................  $ 56,497,248
Distributions in excess of net realized gains from security
  transactions ..................................................       (44,369)
Net unrealized appreciation on investments ......................    11,955,497
                                                                   ------------
NET ASSETS ......................................................  $ 68,408,376
                                                                   ============

Shares of beneficial interest outstanding (unlimited number of
   shares authorized, no par value) .............................     2,680,773
                                                                   ============

Net asset value, offering price and redemption price per share ..  $      25.52
                                                                   ============

See notes to financial statements.

SCHWARTZ VALUE FUND
STATEMENT OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 2006
================================================================================
INVESTMENT INCOME
   Dividends .....................................................  $   651,782
   Interest ......................................................       65,307
                                                                    -----------
     TOTAL INCOME ................................................      717,089
                                                                    -----------

EXPENSES
   Investment advisory fees (Note 2) .............................      711,729
   Administration, accounting and transfer agent fees (Note 2) ...      104,407
   Legal and audit fees ..........................................       34,777
   Trustees' fees and expenses ...................................       23,446
   Registration fees .............................................       22,750
   Postage and supplies ..........................................       13,794
   Custodian fees ................................................       13,209
   Reports to shareholders .......................................        9,913
   Insurance expense .............................................        7,215
   Compliance service fees .......................................        5,331
   Other expenses ................................................       17,771
                                                                    -----------
     TOTAL EXPENSES ..............................................      964,342
                                                                    -----------

NET INVESTMENT LOSS ..............................................     (247,253)
                                                                    -----------

REALIZED AND UNREALIZED GAINS/(LOSSES) ON INVESTMENTS
   Net realized gains from security transactions .................    9,136,372
   Net realized gains from in-kind redemptions (Note 1) ..........    1,315,022
   Net change in unrealized appreciation/(depreciation) on
     investments .................................................   (1,132,513)
                                                                    -----------

NET REALIZED AND UNREALIZED GAINS ON INVESTMENTS .................    9,318,881
                                                                    -----------

NET INCREASE IN NET ASSETS FROM OPERATIONS .......................  $ 9,071,628
                                                                    ===========

See notes to financial statements.

SCHWARTZ VALUE FUND
STATEMENTS OF CHANGES IN NET ASSETS
===================================================================================================
                                                                         YEAR ENDED     YEAR ENDED
                                                                        DECEMBER 31,   DECEMBER 31,
                                                                            2006           2005
---------------------------------------------------------------------------------------------------
FROM OPERATIONS
   Net investment loss ...............................................  $   (247,253)  $   (464,040)
   Net realized gains from security transactions .....................     9,136,372      6,895,911
   Net realized gains from in-kind redemptions (Note 1) ..............     1,315,022      1,621,009
   Net change in unrealized appreciation/(depreciation) on investments    (1,132,513)    (5,594,639)
                                                                        ------------   ------------
Net increase in net assets from operations ...........................     9,071,628      2,458,241
                                                                        ------------   ------------

FROM DISTRIBUTIONS TO SHAREHOLDERS
   From net realized gains on investments ............................    (8,564,394)    (6,701,121)
                                                                        ------------   ------------

FROM CAPITAL SHARE TRANSACTIONS
   Proceeds from shares sold .........................................     3,542,040      4,817,052
   Reinvestment of distributions to shareholders .....................     7,110,164      5,575,730
   Payments for shares redeemed ......................................   (12,236,951)   (13,173,652)
                                                                        ------------   ------------
Net decrease in net assets from capital share transactions ...........    (1,584,747)    (2,780,870)
                                                                        ------------   ------------

TOTAL DECREASE IN NET ASSETS .........................................    (1,077,513)    (7,023,750)

NET ASSETS
   Beginning of year .................................................    69,485,889     76,509,639
                                                                        ------------   ------------
   End of year .......................................................  $ 68,408,376   $ 69,485,889
                                                                        ============   ============

ACCUMULATED NET INVESTMENT INCOME ....................................  $         --   $         --
                                                                        ============   ============

SUMMARY OF CAPITAL SHARE ACTIVITY
   Shares sold .......................................................       131,398        176,867
   Shares issued in reinvestment of distributions to shareholders ....       277,308        216,968
   Shares redeemed ...................................................      (458,868)      (492,565)
                                                                        ------------   ------------
   Net decrease in shares outstanding ................................       (50,162)       (98,730)
   Shares outstanding, beginning of year .............................     2,730,935      2,829,665
                                                                        ------------   ------------
   Shares outstanding, end of year ...................................     2,680,773      2,730,935
                                                                        ============   ============

See notes to financial statements.

SCHWARTZ VALUE FUND
FINANCIAL HIGHLIGHTS
PER SHARE DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR
===========================================================================================================================
                                                  YEAR             YEAR            YEAR            YEAR            YEAR
                                                  ENDED            ENDED          ENDED            ENDED          ENDED
                                                 DEC. 31,         DEC. 31,       DEC. 31,        DEC. 31,        DEC. 31,
                                                  2006             2005            2004            2003            2002
---------------------------------------------------------------------------------------------------------------------------
Net asset value at beginning of year .......  $       25.44   $       27.04   $       25.84   $       20.20   $       23.74
                                              -------------   -------------   -------------   -------------   -------------

Income/(loss) from investment operations:
  Net investment loss ......................          (0.09)          (0.17)          (0.21)          (0.16)          (0.21)
  Net realized and unrealized gains/(losses)
     on investments ........................           3.74            1.23            6.02            8.10           (3.33)
                                              -------------   -------------   -------------   -------------   -------------
Total from investment operations ...........           3.65            1.06            5.81            7.94           (3.54)
                                              -------------   -------------   -------------   -------------   -------------

Less distributions:
  From net realized gains on investments ...          (3.57)          (2.66)          (4.61)          (2.30)           --
                                              -------------   -------------   -------------   -------------   -------------

Net asset value at end of year .............  $       25.52   $       25.44   $       27.04   $       25.84   $       20.20
                                              =============   =============   =============   =============   =============

Total return (a) ...........................           14.3%            3.8%           22.6%           39.3%          (14.9)%
                                              =============   =============   =============   =============   =============

Ratios/Supplementary Data:
Net assets at end of year (000's) ..........  $      68,408   $      69,486   $      76,510   $      59,592   $      44,261
                                              =============   =============   =============   =============   =============

Ratio of expenses to average net assets ....           1.38%           1.61%           1.82%           1.89%           1.95%

Ratio of net investment loss to
  average net assets .......................          (0.35)%         (0.65)%         (0.84)%         (0.73)%         (0.98)%

Portfolio turnover rate ....................             82%             78%             83%             74%            103%

(a) Total return is a measure of the change in value of an investment in the Fund over the periods covered, which assumes any dividends or capital gains distributions are reinvested in shares of the Fund. Returns shown do not reflect any reduction for sales charges, nor do they reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.

See notes to financial statements.

SCHWARTZ VALUE FUND
NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 2006
================================================================================

1.   SIGNIFICANT ACCOUNTING POLICIES

Schwartz Value Fund (the "Fund") is a diversified series of Schwartz Investment Trust (the "Trust"), an open-end management investment company established as an Ohio business trust under a Declaration of Trust dated August 31, 1992. The Fund is registered under the Investment Company Act of 1940 and commenced operations on July 20, 1993. The Fund determines and makes available for publication the net asset value of its shares on a daily basis.

The investment objective of the Fund is to seek long-term capital appreciation. See the Prospectus for information regarding the principal investment strategies of the Fund.

Shares of the Fund are sold at net asset value. To calculate the net asset value, the Fund's assets are valued and totaled, liabilities are subtracted, and the balance is divided by the number of shares outstanding. The offering price and redemption price per share are equal to the net asset value per share. Prior to September 1, 2006, shares of the Fund were subject to a contingent deferred sales charge ("CDSC").

The following is a summary of significant  accounting  policies  followed by the
Fund:

     (A) VALUATION OF INVESTMENTS -- Securities which are traded on stock exchanges are valued at the closing sales price as of the close of the regular session of trading on the New York Stock Exchange ("NYSE") on the day the securities are being valued, or, if not traded on a particular day, at the closing bid price. Securities which are quoted by NASDAQ are valued at the NASDAQ Official Closing Price. Securities traded in the over-the-counter market are valued at the last reported sales price or, if there is no reported sale on the valuation date, at the most recently quoted bid. Securities which are traded both in the over-the-counter market and on a stock exchange are valued according to the broadest and most representative market. Investments representing primarily capital stock of other open-end investment companies are valued at their net asset value as reported by such companies. Securities (and other assets) for which market quotations are not readily available are valued at their fair value as determined in good faith in accordance with consistently applied procedures established by and under the general supervision of the Board of Trustees. Short-term instruments (those with remaining maturities of 60 days or less) are valued at amortized cost, which approximates market value.

     (B) INCOME TAXES -- It is the Fund's policy to comply with the special provisions of Subchapter M of the Internal Revenue Code applicable to regulated investment companies. As provided therein, in any fiscal year in which the Fund so qualifies and distributes at least 90% of its taxable income, the Fund (but not the shareholders) will be relieved of federal income tax on the income distributed. Accordingly, no provision for income taxes has been made.

================================================================================
     In order to avoid imposition of the excise tax applicable to regulated investment companies, it is also the Fund's intention to declare as dividends in each calendar year at least 98% of its net investment income and 98% of its net realized capital gains plus undistributed amounts from prior years.

     The tax character of distributable earnings at December 31, 2006 was as follows:

         Unrealized appreciation                                $ 11,911,066
         Undistributed long-term gains                                    62
                                                                ------------
         Total distributable earnings                           $ 11,911,128
                                                                ============

     For federal income tax purposes, the cost of portfolio investments amounted to $56,836,110 at December 31, 2006. The composition of unrealized appreciation (the excess of value over tax cost) and unrealized depreciation (the excess of tax cost over value) was as follows:

         Gross unrealized appreciation                          $ 13,196,353
         Gross unrealized depreciation                           ( 1,285,287)
                                                                ------------
         Net unrealized appreciation                            $ 11,911,066
                                                                ============

     The difference between the federal income tax cost of portfolio investments and the financial statement cost for the Fund is due to certain timing differences in the recognition of capital losses under income tax regulations and accounting principles generally accepted in the United States of America. These "book/tax" differences are temporary in nature and are primarily due to the tax deferral of losses on wash sales.

     During the year ended December 31, 2006, the Fund realized $1,315,022 of net capital gains resulting from in-kind redemptions - in which shareholders who redeemed Fund shares received securities held by the Fund rather than cash. The Fund recognizes a gain on in-kind redemptions to the extent that the value of the distributed securities on the date of redemption exceeds the cost of those securities. Such gains are not taxable to the Fund and are not required to be distributed to shareholders.

     For the year ended December 31, 2006, the Fund reclassified $247,253 of net investment loss against distributions in excess of net realized gains from security transactions and reclassified its net capital gains resulting from in-kind redemptions of $1,315,022 against paid-in capital on the Statement of Assets and Liabilities. Such reclassifications, the result of permanent differences between the financial statement and income tax reporting requirements, have no effect on the Fund's net assets or net asset value per share.

     (C) SECURITY TRANSACTIONS AND INVESTMENT INCOME -- Security transactions are accounted for on the trade date. Dividend income is recorded on the ex-dividend date. Interest income is recognized on the accrual basis. Realized gains and losses on security transactions are determined on the identified cost basis.

================================================================================
     (D) DIVIDENDS AND DISTRIBUTIONS -- Dividends from net investment income and net capital gains, if any, are declared and paid annually in December. Dividends and distributions to shareholders are recorded on the ex-dividend date. The tax character of distributions paid during the years ended December 31, 2006 and December 31, 2005 was as follows:

                                                    Long-Term
                                   Ordinary       Capital Total        Total
            Period Ended            Income            Gains        Distributions
         -----------------------------------------------------------------------
         December 31, 2006      $  1,354,903      $  7,209,491    $   8,564,394
         December 31, 2005      $    974,486      $  5,726,635    $   6,701,121

     (E) REPURCHASE AGREEMENTS -- The Fund may enter into repurchase agreements (agreements to purchase securities subject to the seller's agreement to repurchase them at a specified time and price) with well-established registered securities dealers or banks. Repurchase agreements may be deemed to be loans by the Fund. The Fund's policy is to take possession of U.S. Government obligations as collateral under a repurchase agreement and, on a daily basis, mark-to-market such obligations to ensure that their value, including accrued interest, is at least equal to the amount to be repaid to the Fund under the repurchase agreement.

     (F) ESTIMATES -- The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

     (G) COMMON EXPENSES -- Common expenses of the Trust are allocated among the Fund and the other series of the Trust based on relative net assets of each series or the nature of the services performed and the relative applicability to each series.

2.   INVESTMENT ADVISORY AGREEMENT AND TRANSACTIONS WITH RELATED PARTIES

The President of the Trust is also the President and Chief Investment Officer of Schwartz Investment Counsel, Inc. (the "Adviser"). Certain other officers of the Trust are officers of the Adviser, or of Ultimus Fund Solutions, LLC ("Ultimus"), the administrative, accounting and transfer agent for the Fund, or of Ultimus Fund Distributors, LLC (the "Distributor"), the Fund's principal underwriter.

Pursuant to an Investment Advisory Agreement between the Trust and the Adviser, the Adviser is responsible for the management of the Fund and provides investment advice along with the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. Effective as of February 1, 2006, the Adviser receives from the Fund a quarterly fee at the annual rate of 1.00% of its average daily net assets. Prior to February 1, 2006, the Adviser received from the Fund a quarterly fee at the annual rate of 1.25% of its average daily net assets up to $100 million and 1.00% of such assets in excess of $100 million.

================================================================================
Pursuant to a Mutual Fund Services Agreement between the Fund and Ultimus, Ultimus supplies regulatory and compliance services, calculates the daily net asset value per share, maintains the financial books and records of the Fund, maintains the records of each shareholder's account, and processes purchases and redemptions of the Fund's shares. For the performance of these services, the Fund pays Ultimus a fee, payable monthly, at an annual rate of 0.15% of its average daily net assets, subject to a minimum monthly fee of $4,000. For the year ended December 31, 2006, the Fund paid $104,407 to Ultimus for mutual fund services.

Pursuant to a Distribution Agreement between the Fund and the Distributor, the Distributor serves as the Fund's exclusive agent for the distribution of its shares. During the year ended December 31, 2006, the Distributor collected $545 of CDSCs imposed on redemptions of Fund shares. The Distributor is an affiliate of Ultimus.

3.   INVESTMENT TRANSACTIONS

During the year ended December 31, 2006, cost of purchases and proceeds from sales and maturities of investment securities, excluding short-term investments and U.S. government securities, amounted to $55,982,425 and $67,345,088, respectively.

4.  CONTINGENCIES AND COMMITMENTS

The Fund indemnifies the Trust's officers and Trustees for certain liabilities that might arise from their performance of their duties to the Fund. Additionally, in the normal course of business the Fund enters into contracts that contain a variety of representations and warranties and which provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

5. NEW ACCOUNTING PRONOUNCEMENTS

On July 13, 2006, the Financial Accounting Standards Board (FASB) released FASB Interpretation No. 48 (FIN 48) "Accounting for Uncertainty in Income Taxes." FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken in the course of preparing the Fund's tax returns to determine whether the tax positions are "more-likely-than-not" of being sustained by the applicable tax authority. Tax benefits of positions not deemed to meet the more-likely-than-not threshold would be booked as a tax expense in the current year and recognized as: a liability for unrecognized tax benefits; a reduction of an income tax refund receivable; a reduction of deferred tax asset; an increase in deferred tax liability; or a combination thereof. Adoption of FIN 48 is required for fiscal years beginning after December 15, 2006. At this time, management is evaluating the implications of FIN 48 and its impact on the financial statements has not yet been determined.

================================================================================
In September  2006,  the  Financial  Accounting  Standards  Board (FASB)  issued
Statement on Financial Accounting Standards (SFAS) No. 157, "Fair Value Measurements." This standard establishes a single authoritative definition of fair value, sets out a framework for measuring fair value and requires additional disclosures about fair value measurements. SFAS No. 157 applies to fair value measurements already required or permitted by existing standards. SFAS No. 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. The changes to current generally accepted accounting principles from the application of this Statement relate to the definition of fair value, the methods used to measure fair value, and the expanded disclosures about fair value measurements. As of December 31 2006, the Fund does not believe the adoption of SFAS No. 157 will impact the amounts reported in the financial statements, however, additional disclosures may be required about the inputs used to develop the measurements and the effect of certain of the measurements reported on the statement of changes in net assets for a fiscal period.

SCHWARTZ VALUE FUND
REPORT OF INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM
================================================================================
To the Shareholders and Board of Trustees
Schwartz Value Fund:

We have audited the accompanying statement of assets and liabilities of Schwartz Value Fund (the "Fund"), including the schedule of investments, as of December 31, 2006, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2006, by correspondence with the custodian and brokers. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Schwartz Value Fund as of December 31, 2006, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Chicago, Illinois
February 9, 2007

SCHWARTZ VALUE FUND
BOARD OF TRUSTEES AND EXECUTIVE OFFICERS
(UNAUDITED)
================================================================================
Overall responsibility for management of the Trust rests with the Board of Trustees. The Trustees serve during the lifetime of the Trust and until its termination, or until death, resignation, retirement or removal. The Trustees, in turn, elect the officers of the Trust to actively supervise its day-to-day operations. The officers have been elected for an annual term. The following are the Trustees and executive officers of the Trust:

                                                                 Position Held        Length of
Trustee/Officer                 Address                   Age    with the Trust       Time Served
-------------------------------------------------------------------------------------------------
INTERESTED TRUSTEES:
*  Gregory J. Schwartz          3707 W. Maple Road,        65    Chairman of the      Since 1992
                                Bloomfield Hills, MI             Board/Trustee

*  George P. Schwartz, CFA      3707 W. Maple Road,        62    President/Trustee    Since 1992
                                Bloomfield Hills, MI

INDEPENDENT TRUSTEES:

   John E. Barnds               640 Lakeside Road          74    Trustee              Since 2005
                                Birmingham, MI

   Peter F. Barry               3707 W. Maple Road,        79    Trustee              Since 2004
                                Bloomfield Hills, MI

   Donald J. Dawson, Jr.        333 W. Seventh Street,     59    Trustee              Since 1993
                                Royal Oak, MI

   Fred A. Erb                  800 Old North Woodward,    83    Trustee Emeritus     Since 1994
                                Birmingham, MI

   Sidney F. McKenna            1173 Banbury Circle,       84    Trustee Emeritus     Since 1993
                                Bloomfield Hills, MI

EXECUTIVE OFFICERS:

*  Richard L. Platte, Jr., CFA  3707 W. Maple Road,        55    Vice President       Since 1993
                                Bloomfield Hills, MI             and Secretary

*  Timothy S. Schwartz          3707 W. Maple Road,        35    Treasurer            Since 2000
                                Bloomfield Hills, MI

*  Becky S. Renaud              3707 W. Maple Road,        34    Chief Compliance     Since 2006
                                Bloomfield Hills, MI             Officer

* Gregory J. Schwartz, George P. Schwartz, Richard L. Platte, Jr., Timothy S. Schwartz and Becky S. Renaud, as affiliated persons of Schwartz Investment Counsel, Inc., the Fund's investment adviser, are "interested persons" of the Trust within the meaning of Section 2(a)(19) of the Investment Company Act of 1940. Gregory J. Schwartz and George P. Schwartz are brothers and Timothy S. Schwartz is the son of George P. Schwartz and the nephew of Gregory J. Schwartz.

Each Trustee oversees six portfolios of the Trust: the Ave Maria Catholic Values Fund, the Ave Maria Growth Fund, the Ave Maria Rising Dividend Fund, the Ave Maria Opportunity Fund, the Ave Maria Bond Fund and the Schwartz Value Fund. The principal occupations of the Trustees and executive officers of the Trust during the past five years and public directorships held by the Trustees are set forth below:

BOARD OF TRUSTEES AND EXECUTIVE OFFICERS
(UNAUDITED) (CONTINUED)
================================================================================
Gregory J. Schwartz is Chairman of Gregory J. Schwartz & Co., Inc., a registered broker-dealer.

George P. Schwartz, CFA is President and Chief Investment Officer of Schwartz Investment Counsel, Inc. and is the portfolio manager of the Fund.

John E. Barnds is retired First Vice President of National Bank of Detroit.

Peter F. Barry is retired President of Cadillac Rubber & Plastics Company (a manufacturer of rubber and plastics components).

Donald J. Dawson, Jr. is Chairman of Payroll 1, Inc. (a payroll processing company).

Fred A. Erb is Chairman and Chief Executive Officer of Edgemere Enterprises, Inc. (a real estate investment, development and management company).

Sidney F. McKenna is retired Senior Vice President of United Technologies Corporation (a major manufacturer of aircraft engines and other industrial products).

Richard L. Platte, Jr., CFA is Executive Vice President and Secretary of Schwartz Investment Counsel, Inc.

Timothy S. Schwartz is Vice President and Treasurer of Schwartz Investment Counsel, Inc.

Becky S. Renaud is Chief Financial Officer and Chief Compliance Officer of Schwartz Investment Counsel, Inc.

Additional information about members of the Board of Trustees and executive officers is available in the Statement of Additional Information (SAI). To obtain a free copy of the SAI, please call (888) 726-0753.

FEDERAL TAX INFORMATION (UNAUDITED)
================================================================================
In accordance with federal tax requirements, the following provides shareholders with information concerning distributions from net realized gains made by the Fund during the year ended December 31, 2006. On December 28, 2006, the Fund declared and paid a short-term capital gain distribution of $0.5650 per share and a long-term capital gain distribution of $3.0062 per share. As provided by the Jobs and Growth Tax Relief Reconciliation Act of 2003, both the short-term capital gain distribution of $0.5650 per share and the long-term capital gain distribution of $3.0062 per share may be subject to a maximum tax rate of 15%. Early in 2007, as required by federal regulations, shareholders received notification of their portion of the Fund's taxable capital gain distribution, if any, paid during the 2006 calendar year.

SCHWARTZ VALUE FUND
ABOUT YOUR FUND'S EXPENSES (UNAUDITED)
================================================================================
We believe it is important for you to understand the impact of costs on your investment. As a shareholder of the Fund, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees and other Fund expenses. The following examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

A mutual fund's ongoing costs are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The ongoing costs reflected in the table below are based on an investment of $1,000 made at the beginning of the most recent semi-annual period (July 1, 2006) and held until the end of the period (December 31, 2006).

The table below illustrates the Fund's costs in two ways:

ACTUAL FUND RETURN - This section helps you to estimate the actual expenses that you paid over the period. The "Ending Account Value" shown is derived from the Fund's actual return, and the third column shows the dollar amount of operating expenses that would have been paid by an investor who started with $1,000 in the Fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for the Fund under the heading "Expenses Paid During Period."

HYPOTHETICAL 5% RETURN - This section is intended to help you compare the Fund's costs with those of other mutual funds. It assumes that the Fund had an annual return of 5% before expenses during the period shown, but that the expense ratio is unchanged. In this case, because the return used is not the Fund's actual returns, the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess the Fund's costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that expenses shown in the table are meant to highlight and help you compare ongoing costs only. The Fund does not charge a sales load.

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

More information about the Fund's expenses, including historical annual expense ratios, can be found in this report. For additional information on operating expenses and other shareholder costs, please refer to the Fund's Prospectus.
--------------------------------------------------------------------------------
                                   Beginning         Ending
                                 Account Value    Account Value   Expenses Paid
                                 July 1, 2006   December 31, 2006 During Period*
--------------------------------------------------------------------------------
Based on Actual Fund Return        $1,000.00        $1,083.30          $7.25
Based on Hypothetical 5% Return
  (before expenses)                $1,000.00        $1,018.25          $7.02
--------------------------------------------------------------------------------
* Expenses are equal to the Fund's annualized expense ratio of 1.38% for the period, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

SCHWARTZ VALUE FUND
OTHER INFORMATION (UNAUDITED)
================================================================================
A description of the policies and procedures the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge upon request by calling toll-free (888) 726-0753, or on the Securities and Exchange Commission's ("SEC") website at http://www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is also available without charge upon request by calling toll-free (888) 726-0753, or on the SEC's website http://www.sec.gov.

The Trust files a complete listing of portfolio holdings for the Fund with the SEC as of the first and third quarters of each fiscal year on Form N-Q. The filings are available free of charge, upon request, by calling (888) 726-0753. Furthermore, you may obtain a copy of the filing on the SEC's website at http://www.sec.gov. The Trust's Forms N-Q may also be reviewed and copied at the SEC's Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330.

SCHWARTZ VALUE FUND
INVESTMENT PHILOSOPHY
================================================================================
Schwartz Value Fund (the "Fund") seeks long-term capital appreciation through value investing - purchasing shares of strong, growing companies at reasonable prices. Because the Adviser believes small and medium size companies offer vast reward opportunities, fundamental analysis is used to identify emerging companies with outstanding business characteristics. Sometimes the best values are issues not followed closely by Wall Street analysts.

Most value investors buy fair companies at an excellent price. The Fund attempts to buy excellent companies at a fair price. The essence of value investing is finding companies with great business characteristics, which by their nature offer a margin of safety. A truly fine business requires few assets to provide a consistently expanding stream of income. The Fund purchases shares which are temporarily out-of-favor and selling below intrinsic value.

A common thread in the Fund's investments is that the market price is below what a corporate or entrepreneurial buyer might be willing to pay for the entire business. The auction nature and the inefficiencies of the stock market are such that the Fund can often buy a minority interest in a fine company at a small fraction of the price per share necessary to acquire the entire company.

SCHWARTZ VALUE FUND
a series of
Schwartz Investment Trust
3707 W. Maple Road
Suite 100
Bloomfield Hills, Michigan 48301

BOARD OF TRUSTEES
Gregory J. Schwartz, Chairman
George P. Schwartz, CFA
John E. Barnds
Peter F. Barry
Donald J. Dawson, Jr.
Fred A. Erb, Emeritus
Sidney F. McKenna, Emeritus

OFFICERS
George P. Schwartz, CFA, President
Richard L. Platte, Jr., CFA, V.P./Secretary
Timothy S. Schwartz, Treasurer
Robert G. Dorsey, Assistant Secretary
John F. Splain, Assistant Secretary
Mark J. Seger, CPA, Assistant Treasurer
Theresa M. Bridge, CPA, Assistant Treasurer
Craig J. Hunt, Assistant Vice President
Becky S. Renaud, Chief Compliance Officer

INVESTMENT ADVISER
SCHWARTZ INVESTMENT COUNSEL, INC.
3707 W. Maple Road
Suite 100
Bloomfield Hills, Michigan 48301

DISTRIBUTOR
ULTIMUS FUND DISTRIBUTORS, LLC
225 Pictoria Drive, Suite 450
Cincinnati, Ohio 45246

CUSTODIAN
US BANK, N.A.
425 Walnut Street
Cincinnati, Ohio 45202

ADMINISTRATOR
ULTIMUS FUND SOLUTIONS, LLC
P.O. Box 46707
Cincinnati, Ohio 45246

INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM
DELOITTE & TOUCHE LLP
111 S. Wacker Drive
Chicago, Illinois 60606

LEGAL COUNSEL
SULLIVAN & WORCESTER LLP
1666 K Street, NW, Suite 700
Washington, D.C. 20006

                            SCHWARTZ INVESTMENT TRUST

                       STATEMENT OF ADDITIONAL INFORMATION


                                   MAY 1, 2007

                         AVE MARIA CATHOLIC VALUES FUND
                              AVE MARIA GROWTH FUND
                         AVE MARIA RISING DIVIDEND FUND
                           AVE MARIA OPPORTUNITY FUND
                               AVE MARIA BOND FUND

     This Statement of Additional Information supplements the Prospectus offering shares of the Ave Maria Catholic Values Fund, the Ave Maria Growth Fund, the Ave Maria Rising Dividend Fund, the Ave Maria Opportunity Fund and the Ave Maria Bond Fund (the "Funds"). The Funds are series of Schwartz Investment Trust, a registered open-end, diversified management investment company. This Statement of Additional Information, which is incorporated by reference in its entirety into the Prospectus, should be read only in conjunction with the Prospectus for the Funds, dated May 1, 2007, as it may be revised or supplemented from time to time.


     Because this Statement of Additional Information is not a prospectus, no investment in shares of the Funds should be made solely on the basis of the information contained herein. It should be read in conjunction with the Prospectus of the Funds. A copy of the Funds' Prospectus may be obtained by writing the Funds at P.O. Box 46707, Cincinnati, Ohio 45246-0707, or by calling the Funds toll-free at 888-726-9331, or on the Funds' website: www.avemariafunds.com. Capitalized terms used but not defined herein have the same meaning as in the Prospectus.

                       STATEMENT OF ADDITIONAL INFORMATION
                       -----------------------------------

                            Schwartz Investment Trust
                          3707 W. Maple Road, Suite 100
                        Bloomfield Hills, Michigan 48301

                                TABLE OF CONTENTS
                                -----------------

THE TRUST..................................................................    3

INVESTMENT POLICIES AND RISK CONSIDERATIONS................................    4

CORPORATE BONDS AND PREFERRED STOCKS.......................................   12

INVESTMENT LIMITATIONS.....................................................   14

TRUSTEES, OFFICERS AND THE CATHOLIC ADVISORY BOARD.........................   18

THE INVESTMENT ADVISER.....................................................   21

THE SUB-ADVISER............................................................   23

PORTFOLIO MANAGERS.........................................................   24

SHAREHOLDER SERVICING PLAN.................................................   26

SECURITIES TRANSACTIONS AND PORTFOLIO HOLDINGS.............................   27

PORTFOLIO TURNOVER.........................................................   30

CALCULATION OF SHARE PRICE.................................................   31

SPECIAL SHAREHOLDER SERVICES...............................................   31

TAXES......................................................................   33

REDEMPTION IN KIND.........................................................   36

HISTORICAL PERFORMANCE INFORMATION.........................................   36

PRINCIPAL SECURITY HOLDERS.................................................   39

CUSTODIAN..................................................................   40

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM..............................   40

LEGAL COUNSEL..............................................................   40

TRANSFER AGENT.............................................................   40

THE DISTRIBUTOR............................................................   40

FINANCIAL STATEMENTS.......................................................   41

APPENDIX A (Ratings Descriptions)..........................................   42

APPENDIX B (Proxy Voting Policies and Procedures)..........................   46

THE TRUST
---------

     Schwartz Investment Trust (the "Trust"), an open-end, diversified management investment company, was organized as an Ohio business trust on August 31, 1992. The Trust currently offers six series of shares to investors: the Ave Maria Catholic Values Fund, the Ave Maria Growth Fund, the Ave Maria Rising Dividend Fund, the Ave Maria Opportunity Fund (formerly the Ave Maria Small Cap
Fund), the Ave Maria Bond Fund and the Schwartz Value Fund. This Statement of Additional Information provides information relating to the Ave Maria Catholic Values Fund, the Ave Maria Growth Fund, the Ave Maria Rising Dividend Fund, the Ave Maria Opportunity Fund and the Ave Maria Bond Fund (referred to individually as a "Fund" and collectively as the "Funds"). Information relating to the Schwartz Value Fund may be found in a separate Statement of Additional Information. Each Fund has its own investment objective, strategies and policies.

     Shares of the Funds have equal voting rights and liquidation rights. When matters are submitted to shareholders for a vote, each shareholder is entitled to one vote for each full share owned and fractional votes for fractional shares owned. The Funds are not required to hold annual meetings of shareholders. The Trustees shall promptly call and give notice of a meeting of shareholders for the purpose of voting upon removal of any Trustee when requested to do so in writing by shareholders holding 10% or more of the Trust's outstanding shares. The Trust will comply with the provisions of Section 16(c) of the Investment Company Act of 1940 (the "1940 Act") in order to facilitate communications among shareholders.

     Each share of a Fund represents an equal proportionate interest in the assets and liabilities belonging to that Fund with each other share of that Fund and is entitled to such dividends and distributions out of the income belonging to the Fund as are declared by the Trustees. The shares do not have cumulative voting rights or any preemptive or conversion rights, and the Trustees have the authority from time to time to divide or combine the shares of any Fund into a greater or lesser number of shares of that Fund so long as the proportionate beneficial interest in the assets belonging to that Fund are in no way affected. In case of any liquidation of a Fund, the shareholders of the Fund being liquidated will be entitled to receive as a class a distribution out of the assets, net of the liabilities, belonging to that Fund. Expenses attributable to any Fund are borne by that Fund. Any general expenses of the Trust not readily identifiable as belonging to a particular Fund are allocated by or under the direction of the Trustees in such manner as the Trustees determine to be fair and equitable. Generally, the Trustees allocate such expenses on the basis of relative net assets or number of shareholders. No shareholder is liable to further calls or to assessment by the Trust without his express consent.

     The Ave Maria Bond Fund offers both Class R shares and Class I shares. Each Class of shares represents an interest in the same assets of the Ave Maria Bond Fund, has the same rights and is identical in all material respects except that:
(1) Class R shares bear the expense of higher distribution fees; (2) certain other Class specific expenses may be borne solely by the Class to which such expenses are attributable, including printing and postage expenses related to preparing and distributing materials to current shareholders of a specific class, registration fees incurred by a specific class of shares, the expense of administrative personnel and services required to support the shareholders of a specific class, litigation or other legal expenses relating to a class of shares, Trustees' fees or expenses incurred as a result of issues relating to a specific class of shares and accounting fees and expenses relating to a specific class of shares; and (3) each Class has exclusive voting rights relating to its own distribution arrangements. The Board of Trustees may classify and reclassify the shares of each Fund into additional classes of shares at a future date in its sole discretion.

INVESTMENT POLICIES AND RISK CONSIDERATIONS
-------------------------------------------

     A more detailed discussion of some of the terms used and investment policies described in the Prospectus appears below. Unless otherwise indicated, all investment practices and limitations of the Funds are nonfundamental policies which may be changed by the Board of Trustees without shareholder approval.

     COMMERCIAL PAPER. Commercial paper consists of short-term (usually from one to two hundred seventy days) unsecured promissory notes issued by corporations in order to finance their current operations. The Funds will only invest in commercial paper rated A-1 by Standard & Poor's Ratings Group ("Standard & Poor's") or Prime-1 by Moody's Investors Service, Inc. ("Moody's") or unrated paper of issuers who have outstanding unsecured debt rated AA or better by Standard & Poor's or Aa or better by Moody's. Certain notes may have floating or variable rates. Variable and floating rate notes with a demand notice period exceeding seven days will be subject to the Funds' policy with respect to illiquid investments unless, in the judgment of the Adviser, such note is liquid.

     Commercial paper represents an unsecured promise to pay by the issuer and is subject to the provisions of bankruptcy, insolvency and other laws affecting the rights and remedies of creditors. Adverse economic changes or individual corporate developments could materially impact the ability of an issuer to pay, when due, principal and interest.

     The rating of Prime-1 is the highest commercial paper rating assigned by Moody's. Among the factors considered by Moody's in assigning ratings are the following: valuation of the management of the issuer; economic evaluation of the issuer's industry or industries and an appraisal of speculative-type risks which may be inherent in certain areas; evaluation of the issuer's products in relation to competition and customer acceptance; liquidity; amount and quality of long-term debt; trend of earnings over a period of 10 years; the financial strength of the parent company and the relationships which exist with the issuer; and recognition by the management of obligations which may be present or may arise as a result of public interest questions and preparations to meet such obligations. These factors are all considered in determining whether the commercial paper is rated Prime-1. Commercial paper rated A-1 (highest quality) by Standard & Poor's has the following characteristics: liquidity ratios are adequate to meet cash requirements; long-term senior debt is rated "A" or better, although in some cases "BBB" credits may be allowed; the issuer has access to at least two additional channels of borrowing; basic earnings and cash flow have an upward trend with allowance made for unusual circumstances; typically, the issuer's industry is well-established and the issuer has a strong position within the industry; and the reliability and quality of management are unquestioned. The relative strength or weakness of the above factors determines whether the issuer's commercial paper is rated A-1.

     BANK DEBT INSTRUMENTS. Bank debt instruments in which the Funds may invest consist of certificates of deposit, bankers' acceptances and time deposits issued by national banks and state banks, trust companies and mutual savings banks, or by banks or institutions the accounts of which are insured by the Federal Deposit Insurance Corporation or the Federal Savings and Loan Insurance Corporation. Certificates of deposit are negotiable certificates evidencing the indebtedness of a commercial bank to repay funds deposited with it for a definite period of time (usually from fourteen days to one year) at a stated or variable interest rate. Bankers' acceptances are credit instruments evidencing the obligation of a bank to pay a draft which has been drawn on it by a customer, which instruments reflect the obligation both of the bank and of the drawer to pay the face amount of the instrument upon maturity. Time deposits are non-negotiable deposits maintained in a banking institution for a specified period of time at a stated interest rate. Each Fund will not invest in time deposits maturing in more than seven days if, as a result thereof, more than 15% of the value of its net assets would be invested in such securities and other illiquid securities.

     These bank debt instruments are generally not insured by the Federal Deposit Insurance Corporation or any other government agency, except that certificates of deposit may be insured for up to $100,000. The profitability of the banking industry depends largely upon the availability and cost of funds for the purpose of financing lending operations under prevailing money market conditions. New government regulations, a downturn in general economic conditions or exposure to credit losses arising from possible financial difficulties of borrowers may impact the value of bank debt instruments.

     WHEN-ISSUED SECURITIES. Each Fund may purchase securities on a forward commitment or when-issued basis. When-issued securities are securities purchased for delivery beyond the normal settlement date at a stated price and yield and thereby involve the risk that the yield obtained in the transaction will be less than that available in the market when delivery takes place. Delivery of and payment for these securities typically occur 15 to 90 days after the commitment to purchase. The Funds will only make commitments to purchase securities on a when-issued basis with the intention of actually acquiring the securities. In addition, the Funds may purchase securities on a when-issued basis only if delivery and payment for the securities takes place within 120 days after the date of the transaction. In connection with these investments, the Funds will direct the Custodian to place cash or liquid securities in a segregated account in an amount sufficient to make payment for the securities to be purchased. When a segregated account is maintained because a Fund purchases securities on a when-issued basis, the assets deposited in the segregated account will be valued daily at market for the purpose of determining the adequacy of the securities in the account. If the market value of such securities declines, additional cash or securities will be placed in the account on a daily basis so that the market value of the account will equal the amount of the Fund's commitments to purchase securities on a when-issued basis. The purpose and effect of such maintenance is to prevent the Funds from gaining investment leverage from when-issued transactions. To the extent funds are in a segregated account, they will not be available for new investment or to meet redemptions. Securities purchased on a when-issued basis and the securities held in a Fund's portfolio are subject to changes in market value based upon changes in the level of interest rates (which will generally result in all of those securities changing in value in the same way, i.e., all those securities experiencing appreciation when interest rates decline and depreciation when interest rates rise). Therefore, if in order to achieve higher returns, a Fund remains substantially fully invested at the same time that it has purchased securities on a when-issued basis, there will be a possibility that the market value of the Fund's assets will experience greater fluctuation. The purchase of securities on a when-issued basis may involve a risk of loss if the broker-dealer selling the securities fails to deliver after the value of the securities has risen.

     When the time comes for a Fund to make payment for securities purchased on a when-issued basis, the Fund will do so by using then available cash flow, by sale of the securities held in the segregated account, by sale of other securities or, although it would not normally expect to do so, by directing the sale of the securities purchased on a when-issued basis themselves (which may have a market value greater or less than the Fund's payment obligation). Although the Funds will only make commitments to purchase securities on a when-issued basis with the intention of actually acquiring the securities, a Fund may sell these securities before the settlement date if it is deemed advisable by the

Adviser as a matter of investment strategy. The Funds will not accrue income with respect to a when-issued security prior to its stated delivery date. Each of the Ave Maria Catholic Values Fund, the Ave Maria Growth Fund, the Ave Maria Rising Dividend Fund and the Ave Maria Opportunity Fund does not currently intend to invest more than 5% of its net assets in debt securities on a when-issued basis.

     REPURCHASE AGREEMENTS. Repurchase agreements are transactions by which a Fund purchases a security and simultaneously commits to resell that security to the seller at an agreed upon time and price, thereby determining the yield during the term of the agreement. In the event of a bankruptcy or other default by the seller of a repurchase agreement, a Fund could experience both delays in liquidating the underlying security and losses. To minimize these possibilities, each Fund intends to enter into repurchase agreements only with its Custodian, with banks having assets in excess of $10 billion and with broker-dealers having a net worth of at least $50 million. A Fund will not enter into a repurchase agreement not terminable within seven days if, as a result thereof, more than 15% of the value of its net assets would be invested in such securities and other illiquid securities.

     Although the securities subject to a repurchase agreement might bear maturities exceeding one year, settlement for the repurchase will never be more than one year after a Fund's acquisition of the securities and normally would be within a shorter period of time. The resale price will be in excess of the purchase price, reflecting an agreed upon market rate effective for the period of time a Fund's money will be invested in the securities, and will not be related to the coupon rate of the purchased security. At the time a Fund enters into a repurchase agreement, the value of the underlying security, including accrued interest, will equal or exceed the value of the repurchase agreement, and, in the case of a repurchase agreement exceeding one day, the seller will agree that the value of the underlying security, including accrued interest, will at all times equal or exceed the value of the repurchase agreement. The collateral securing the seller's obligation must be of a credit quality at least equal to a Fund's investment criteria for portfolio securities and will be held by the Custodian or in the Federal Reserve Book Entry System.

     For purposes of the 1940 Act, a repurchase agreement is deemed to be a loan from the Fund to the seller subject to the repurchase agreement and is therefore subject to the Fund's investment restriction applicable to loans. It is not clear whether a court would consider the securities purchased by a Fund subject to a repurchase agreement as being owned by the Fund or as being collateral for a loan by the Fund to the seller. In the event of the commencement of bankruptcy or insolvency proceedings with respect to the seller of the securities before repurchase of the security under a repurchase agreement, a Fund may encounter delay and incur costs before being able to sell the security. Delays may involve loss of interest or decline in price of the security. If a court characterized the transaction as a loan and a Fund has not perfected a security interest in the security, the Fund may be required to return the security to the seller's estate and be treated as an unsecured creditor of the seller. As an unsecured creditor, a Fund would be at risk of losing some or all of the principal and income involved in the transaction. As with any unsecured debt obligation purchased for the Funds, the Adviser seeks to minimize the risk of loss through repurchase agreements by analyzing the creditworthiness of the obligor, in this case, the seller.

     Apart from the risk of bankruptcy or insolvency proceedings, there is also the risk that the seller may fail to repurchase the security, in which case a Fund may incur a loss if the proceeds to the Fund of the sale of the security to a third party are less than the repurchase price. However, if the market value of the securities subject to the repurchase agreement becomes less than the repurchase price (including interest), a Fund will direct the seller of the security to deliver additional securities so that the market value of all securities subject to the repurchase agreement will equal or exceed the repurchase price. It is possible that the Funds would be unsuccessful in seeking to enforce the seller's contractual obligation to deliver additional securities.

     LENDING PORTFOLIO SECURITIES. The Ave Maria Growth Fund and the Ave Maria Bond Fund may each lend a portion of its portfolio securities. Such loans may not exceed 10% of the net assets of the lending Fund. Income may be earned on collateral received to secure the loans. Cash collateral would be invested in money market instruments. U.S. Government securities collateral would yield interest or earn discount. Part of this income might be shared with the borrower. Alternatively, the lending Fund could allow the borrower to receive the income from the collateral and charge the borrower a fee. In either event, the Fund would receive the amount of dividends or interest paid on the loaned securities.

     Usually these loans would be made to brokers, dealers or financial institutions. Loans would be fully secured by collateral deposited with the Funds' custodian in the form of cash and/or securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities. This collateral must be increased within one business day in the event that its value should become less than the market value of the loaned securities. While there may be delays in recovery or even loss of rights in the collateral should the borrower fail financially, the loans will be made only to firms deemed by the Adviser, to be of good standing. Loans will not be made unless, in the judgment of the Adviser, the consideration which can be earned from such loans justifies the risk.

     The borrower, upon notice, must redeliver the loaned securities within 3 business days. In the event that voting rights with respect to the loaned securities pass to the borrower and a material proposal affecting the securities arises, the loan may be called or the Fund will otherwise secure or be granted a valid proxy in time for it to vote on the proposal.

     In making such loans, the Funds may utilize the services of a loan broker and pay a fee therefor. The Funds may incur additional custodian fees for services in connection with lending of securities.

     U.S.  GOVERNMENT   OBLIGATIONS.   "U.S.  Government   obligations"  include
securities which are issued or guaranteed by the U.S. Treasury, by various agencies of the U.S. Government, and by various instrumentalities which have been established or sponsored by the U.S. Government. U.S. Treasury obligations are backed by the "full faith and credit" of the U.S. Government. U.S. Treasury obligations include Treasury Bills, Treasury Notes, and Treasury Bonds. Treasury Bills have initial maturities of one year or less; Treasury Notes have initial maturities of one to ten years; and Treasury Bonds generally have initial maturities of greater than ten years.

     Agencies and instrumentalities established by the U.S. Government include the Federal Home Loan Banks, the Federal Land Bank, the Government National Mortgage Association, the Federal National Mortgage Association, the Federal Home Loan Mortgage Corporation, the Small Business Administration, the Bank for Cooperatives, the Federal Intermediate Credit Bank, the Federal Financing Bank, the Federal Farm Credit Banks, the Federal Agricultural Mortgage Corporation, the Resolution Funding Corporation, the Financing Corporation of America and the Tennessee Valley Authority. Some of these securities are supported by the full faith and credit of the U.S. Government while others are supported only by the credit of the agency or instrumentality, which may include the right of the issuer to borrow from the U.S. Treasury. In the case of U.S. Government obligations not backed by the full faith and credit of the U.S. Government, the investor must look principally to the agency or instrumentality issuing or guaranteeing the obligation for ultimate repayment, and may not be able to assert a claim against the U.S. Government itself in the event the agency or instrumentality does not meet its commitment. U.S. Government obligations are subject to price fluctuations based upon changes in the level of interest rates, which will generally result in all those securities changing in price in the same way, i.e., all those securities experiencing appreciation when interest rates decline and depreciation when interest rates rise.

     FOREIGN SECURITIES. Subject to the Funds' investment policies and quality standards, each Fund may invest in securities of foreign issuers that are either U.S. dollar-denominated or in securities of foreign issuers denominated in foreign currencies. Such securities may be traded domestically on a national securities exchange, including those traded domestically as sponsored American Depository Receipts ("ADRs"). ADRs are receipts typically issued by a U.S. bank or trust company that evidence ownership of underlying securities issued by a foreign issuer. ADRs, in registered form, are designed for use in the U.S. securities markets.

     Investments in foreign securities, including ADRs, involve risks that are different in some respects from an investment in a mutual fund which invests only in securities of U.S. domestic issuers. The performance of foreign markets does not necessarily track U.S. markets. Foreign investments may be affected favorably or unfavorably by changes in currency rates and exchange control regulations. There may be less publicly available information about a foreign company than about a U.S. company, and foreign companies may not be subject to accounting, auditing and financial reporting standards and requirements comparable to those applicable to U.S. companies. There may be less governmental supervision of securities markets, brokers and issuers of securities than in the U.S. Securities of some foreign companies are less liquid or more volatile than securities of U.S. companies, and foreign brokerage commissions and custodian fees are generally higher than in the U.S. Settlement practices may include delays and may differ from those customary in U.S. markets. Investments in foreign securities may also be subject to other risks different from those affecting U.S. investments, including local political or economic developments, expropriation or nationalization of assets, restrictions on foreign investment and repatriation of capital, imposition of withholding taxes on dividend or interest payments, currency blockage (which would prevent cash from being brought back to the U.S.), and difficulty in enforcing legal rights outside the U.S.

     WARRANTS AND RIGHTS. Warrants are options to purchase equity securities at a specified price and are valid for a specific time period. Rights are similar to warrants, but normally have a short duration and are distributed by the issuer to its shareholders. The Funds may purchase warrants and rights, provided that each Fund does not invest more than 5% of its net assets at the time of purchase in warrants and rights other than those that have been acquired in units or attached to other securities. Of such 5%, no more than 2% of a Fund's assets at the time of purchase may be invested in warrants which are not listed on either the New York Stock Exchange or the American Stock Exchange. Investments in warrants and rights involve certain risks, including the possible lack of a liquid market for resale, potential price fluctuations as a result of speculation or other factors, and failure of the price of the underlying security to reach or have reasonable prospects of reaching a level at which the warrant or right can be prudently exercised (in which event the warrant or right may expire without being exercised, resulting in a loss of a Fund's entire investment therein).

     BORROWING AND PLEDGING. Each Fund may borrow from banks for the clearance of securities transactions but only as a temporary measure for emergency or extraordinary purposes in an amount not exceeding 5% of total assets in the case of the Ave Maria Catholic Values Fund, the Ave Maria Rising Dividend Fund and the Ave Maria Opportunity Fund, and in an amount not exceeding 25% of total assets in the case of the Ave Maria Growth Fund and the Ave Maria Bond Fund. Each Fund may pledge assets in connection with borrowings but will not pledge more than the amount of its borrowings. The Funds' policies on borrowing and pledging are fundamental policies which may not be changed without the affirmative vote of a majority of its outstanding shares. Borrowing may cause greater fluctuation in a Fund's net asset value until the borrowing is repaid. Money borrowed by the Funds will be subject to interest and other costs.


     INVESTMENT COMPANY SECURITIES. Investment company securities are securities of other open-end or closed-end investment companies. Each Fund may invest in securities of other investment companies. Investments by the Funds in shares of other investment companies will result in duplication of advisory, administrative and distribution fees. Each Fund will not invest more than 5% of its total assets in securities of any single investment company and will not purchase more than 3% of the outstanding voting securities of any investment company. An investment in securities of an investment company is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.


     EXCHANGE TRADED FUNDS ("ETFS"). These are a type of investment company security bought and sold on a securities exchange. An ETF represents a portfolio of securities designed to track a particular market index. The Funds could purchase an ETF to temporarily gain exposure to a portion of the U.S. or a foreign market while awaiting purchase of underlying securities. The risks of owning an ETF generally reflect the risks of owning the underlying securities they are designed to track, although lack of liquidity in an ETF could result in it being more volatile, and ETFs have management fees which increase their costs.

     MORTGAGE-BACKED SECURITIES. The Ave Maria Bond Fund may invest in Mortgage-Backed Securities that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans secured by real property. These securities are described below.

     GUARANTEED GOVERNMENT AGENCY MORTGAGE-BACKED SECURITIES. Mortgage-Backed Securities include Guaranteed Government Agency Mortgage-Backed Securities, which represent participation interests in pools of residential mortgage loans originated by U.S. governmental or private lenders and guaranteed, to the extent provided in such securities, by the U.S. Government or one of its agencies or instrumentalities. Such securities, with the exception of collateralized mortgage obligations, are ownership interests in the underlying mortgage loans and provide for monthly payments that are a "pass-through" of the monthly interest and principal payments (including any prepayments) made by the individual borrowers on the pooled mortgage loans, net of any fees paid to the guarantor of such securities and the servicer of the underlying mortgage loans.

     The Guaranteed Government Agency Mortgage-Backed Securities in which the Bond Fund may invest will include those issued or guaranteed by the Government National Mortgage Association ("Ginnie Mae"), the Federal National Mortgage Association ("Fannie Mae") and the Federal Home Loan Mortgage Corporation ("Freddie Mac").

     GINNIE MAE CERTIFICATES. Ginnie Mae is a wholly-owned corporate instrumentality of the U.S. within the Department of Housing and Urban Development. The National Housing Act of 1934, as amended (the "Housing Act"), authorizes Ginnie Mae to guarantee the timely payment of the principal of and interest on certificates that are based on and backed by a pool of mortgage loans insured by the Federal Housing Administration Act, or Title V of the Housing Act of 1949 ("FHA Loans"), or guaranteed by the Veterans' Administration under the Servicemen's Readjustment Act of 1944, as amended ("VA Loans"), or by pools of other eligible mortgage loans. The Housing Act provides that the full faith and credit of the U.S. Government is pledged to the payment of all amounts that may be required to be paid under any guarantee. To meet its obligations under such guarantee, Ginnie Mae is authorized to borrow from the U.S. Treasury with no limitations as to amount.

     FANNIE MAE CERTIFICATES. Fannie Mae is a federally chartered and privately owned corporation organized and existing under the Federal National Mortgage Association Charter Act. Fannie Mae was originally established in 1938 as a U.S. Government agency to provide supplemental liquidity to the mortgage market and was transformed into a stockholder owned and privately managed corporation by legislation enacted in 1968. Fannie Mae provides funds to the mortgage market primarily by purchasing home mortgage loans from local lenders, thereby replenishing their funds for additional lending. Fannie Mae acquires funds to purchase home mortgage loans from many capital market investors that ordinarily may not invest in mortgage loans directly, thereby expanding the total amount of funds available for housing.

     FREDDIE MAC CERTIFICATES. Freddie Mac is a corporate instrumentality of the U.S. created pursuant to the Emergency Home Finance Act of 1970, as amended (the "FHLMC Act"). Freddie Mac was established primarily for the purpose of increasing the availability of mortgage credit for the financing of needed housing. The principal activity of Freddie Mac currently consists of the purchase of first lien, conventional, residential mortgage loans and participation interests in such mortgage loans and the resale of the mortgage loans so purchased in the form of mortgage securities, primarily Freddie Mac Certificates.

     Freddie Mac guarantees to each registered holder of a Freddie Mac Certificate the timely payment of interest at the rate provided for by such Freddie Mac Certificate, whether or not received. Freddie Mac also guarantees to each registered holder of a Freddie Mac Certificate ultimate collection of all principal of the related mortgage loans, without any offset or deduction, but, generally, does not guarantee the timely payment of scheduled principal. Freddie Mac may remit the amount due on account of its guarantee of collection of principal at any time after default on an underlying mortgage loan, but not later than 30 days following: (1) foreclosure sale; (2) payment of claim by any mortgage insurer; or (3) the expiration of any right of redemption, whichever occurs later, but in any event no later than one year after demand has been made upon the mortgagor for accelerated payment of principal. The obligations of Freddie Mac under its guarantee are obligations solely of Freddie Mac and are not backed by the full faith and credit of the U.S. Government.

     MISCELLANEOUS. The yield characteristics of Mortgage-Backed Securities differ from traditional debt securities. Among the major differences are that interest and principal payments are made more frequently, usually monthly, and that principal may be prepaid at any time because the underlying mortgage loans generally may be prepaid at any time. As a result, if a Fund purchases such a security at a premium, a prepayment rate that is faster than expected will reduce yield to maturity, while a prepayment rate that is slower than expected will have the opposite effect of increasing yield to maturity. Conversely, if a Fund purchases these securities at a discount, faster than expected prepayments will increase, while slower than expected payments will reduce, yield to maturity. Certain classes of mortgage pass-through securities, including those whose interest rates fluctuate based on multiples of a stated index, are designed to be highly sensitive to changes in prepayment and interest rates and can subject the holders thereof to extreme reductions of yield and possibly loss of principal.

     Prepayments on a pool of mortgage loans are influenced by a variety of economic, geographic, social and other factors, including changes in the mortgagors' housing needs, job transfers, unemployment, mortgagors' net equity in the mortgaged properties and servicing decisions. Generally, however, prepayments on fixed rate mortgage loans will increase during a period of falling interest rates and decrease during a period of rising interest rates. Accordingly, amounts available for reinvestment by a Fund are likely to be greater during a period of declining interest rates and, as a result, likely to be reinvested at lower interest rates than during a period of rising interest rates. Mortgage-Backed Securities may decrease in value as a result of increases in interest rates and may benefit less than other fixed income securities from declining interest rates because of the risk of prepayment.

     No assurance can be given as to the liquidity of the market for certain Mortgage-Backed Securities. Determination as to the liquidity of such securities will be made in accordance with guidelines established by the Board of Trustees. In accordance with such guidelines, the Adviser will monitor each Fund's investments in such securities with particular regard to trading activity, availability of reliable price information and other relevant information.

     Interest rates on variable rate Mortgage-Backed Securities are subject to periodic adjustment based on changes or multiples of changes in an applicable index. The One-Year Treasury Index and the London Interbank Offered Rate ("LIBOR") are among the most common interest rate indexes. The One-Year Treasury Index is the figure derived from the average weekly quoted yield on U.S. Treasury Securities adjusted to a constant maturity of one year. LIBOR is the interest rate that the most creditworthy international banks dealing in U.S. dollar-denominated deposits and loans charge each other for large dollar-denominated loans. LIBOR is also usually the base rate for large dollar-denominated loans in the international market. LIBOR is generally quoted for loans having rate adjustments at one, three, six or twelve month intervals.

     ILLIQUID INVESTMENTS. Each of the Funds may invest in illiquid securities, which include certain restricted securities (privately placed securities), repurchase agreements maturing in more than seven days and other securities that are not readily marketable. However, no Fund will acquire illiquid securities if, as a result, they would comprise more than 15% of the value of the Fund's net assets. The Board of Trustees or its delegate has the ultimate authority to determine, to the extent permissible under the federal securities laws, which securities are liquid or illiquid for purposes of this 15% limitation. Securities eligible to be resold pursuant to Rule 144A under the Securities Act may be considered liquid by the Board of Trustees. Risks associated with illiquid securities include the potential inability of a Fund to promptly sell a portfolio security after its decision to sell.

     Restricted securities may be sold only in privately negotiated transactions or in a public offering with respect to which a registration statement is in effect under the Securities Act. Where registration is required, a Fund may be obligated to pay all or part of the registration expenses and a considerable period may elapse between the time of the decision to sell and the time the Fund may be permitted to sell a security under an effective registration statement. If, during such a period, adverse market conditions were to develop, a Fund might obtain a less favorable price than prevailed when it decided to sell. Restricted securities will be priced at fair value as determined in good faith by the Board of Trustees, with the assistance of the Adviser and/or Sub-Adviser. If through the appreciation of restricted securities or the depreciation of unrestricted securities, a Fund should be in a position where more than 15% of the value of its net assets is invested in illiquid assets, including restricted securities, the Fund will take such steps as is deemed advisable to protect liquidity.

     ZERO COUPON SECURITIES. The Ave Maria Bond Fund may invest up to 10% of its net assets in zero coupon U.S. Government and corporate debt securities, which do not pay current interest, but are purchased at a discount from their face values. The market prices of zero coupon securities generally are more volatile than the prices of securities that pay interest periodically and in cash and are likely to respond to changes in interest rates to a greater degree than to other types of debt securities having similar maturities and credit qualities.

     SHORT-TERM TRADING. The Funds do not intend to use short-term trading as a primary means of achieving its investment objective. However, a Fund's rate of portfolio turnover will depend upon market and other conditions, and it will not be a limiting factor when portfolio changes are deemed necessary or appropriate by the Adviser. If a Fund experiences unexpected net redemptions, it could be forced to sell securities without regard to their investment merits, thereby decreasing the asset base upon which the Fund's expenses can be spread and possibly reducing the Fund's rate of return. High turnover involves correspondingly greater commission expenses and transaction costs and may result in a Fund recognizing greater amounts of capital gains, which would increase the amount of capital gains which the Fund must distribute to its shareholders in order to maintain its status as a regulated investment company and to avoid the imposition of federal income or excise taxes. See "Taxes."

CORPORATE BONDS AND PREFERRED STOCKS
------------------------------------

     The Ave Maria Bond Fund invests a majority of its assets in debt securities under normal market conditions. It is not the Adviser's intention to have the Ave Maria Catholic Values Fund, the Ave Maria Growth Fund, the Ave Maria Rising Dividend Fund or the Ave Maria Opportunity Fund invested in debt securities primarily for capital appreciation; each Fund may, however, from time to time, have all or a portion of its assets invested in debt securities for defensive purposes or to preserve capital on a temporary basis pending a more permanent disposition of assets subject to the Adviser's analysis of economic and market conditions. There is no formula as to the percentage of assets that may be invested in any one type of security, except as set forth herein. When a Fund has a portion of its assets in U.S. Government obligations or corporate debt securities, the maturities of these securities (which may range from one day to thirty years) will be based in large measure both on the Adviser's perception as to general risk levels in the debt market versus the equity market, and on the Adviser's perception of the future trend and term structure of interest rates.

     Although the Funds (except for the Ave Maria Bond Fund) invest primarily in common stocks, each Fund may, in seeking its objective of long-term capital appreciation, invest in preferred stocks and corporate debt securities, including securities convertible into common stocks, without regard to quality ratings assigned by rating organizations such as Moody's and Standard & Poor's. Each Fund does not hold, nor intends to invest, more than 5% of its net assets in preferred stocks and corporate debt securities rated less than "investment grade" by either of these two rating organizations. Lower-rated securities (commonly called "junk" securities) are often considered to be speculative and involve greater risk of default or price changes due to changes in the issuer's creditworthiness. Securities rated in any category below Baa by Moody's or BBB by Standard & Poor's are generally considered to be "junk" securities. A Fund will promptly sell "junk" securities as necessary in order to limit its aggregate investments in such securities to 5% of net assets, which may cause the Fund to suffer a loss.

     See  Appendix  A  to  this  Statement  of  Additional   Information  for  a
description of the quality ratings assigned by Moody's and Standard & Poor's.

     PREFERRED STOCKS. Preferred stocks, unlike common stocks, offer a stated dividend rate payable from a corporation's earnings. Such preferred stock dividends may be cumulative or non-cumulative, participating, or auction rate. If interest rates rise, the fixed dividend on preferred stocks may be less attractive, causing the price of preferred stocks to decline. Preferred stocks may have mandatory sinking fund provisions, as well as call/redemption provisions prior to maturity, a negative feature when interest rates decline. Dividends on some preferred stocks may be "cumulative," requiring all or a portion of prior unpaid dividends to be paid before dividends are paid on the issuer's common stock. Preferred stock also generally has a preference over common stock on the distribution of a corporation's assets in the event of liquidation of the corporation, and may be "participating," which means that it may be entitled to a dividend exceeding the stated dividend in certain cases. The rights of preferred stocks on the distribution of a corporation's assets in the event of liquidation are generally subordinate to the rights associated with a corporation's debt securities.

     CONVERTIBLE SECURITIES. A convertible security is a security that may be converted either at a stated price or rate within a specified period of time into a specified number of shares of common stock. By investing in convertible securities, a Fund seeks the opportunity, through the conversion feature, to participate in the capital appreciation of the common stock into which the securities are convertible, while investing at a better price than may be available on the common stock or obtaining a higher fixed rate of return than is available on common stock. The value of a convertible stock security is a function of its "investment value" (determined by its yield in comparison with the yields of other securities of comparable maturity and quality that do not have a conversion privilege) and its "conversion value" (the security's worth, at market value, if converted into the underlying common stock). The credit standing of the issuer and other factors may also affect the investment value of a convertible security. The conversion value of a convertible security is determined by the market price of the underlying common stock. If the conversion value is low relative to the investment value, the price of the convertible security is governed principally by its investment value. To the extent the market price of the underlying common stock approaches or exceeds the conversion price, the price of the convertible security will be increasingly influenced by its conversion value. A convertible security may be subject to redemption at the option of the issuer at a price established in the instrument governing the convertible security. If a convertible security held by a Fund is called for redemption, the Fund must permit the issuer to redeem the security, convert it into the underlying common stock or sell it to a third party.

     GENERAL RISK FACTORS OF FIXED-INCOME SECURITIES. Investments in fixed-income securities are subject to inherent market risks and fluctuations in value due to changes in earnings, economic conditions, quality ratings and other factors beyond the control of the Adviser. Adverse economic changes or individual corporate developments could materially impact the ability of an issuer to pay, when due, principal and interest. Fixed-income securities are also subject to price fluctuations based upon changes in the level of interest rates, which will generally result in all those securities changing in price in the same way, that is, all those securities experiencing appreciation when interest rates decline and depreciation when interest rates rise. Although it is generally true that fixed-income securities change in response to changes in the level of interest rates, these price changes are not necessarily of the same magnitude.

     RISK FACTORS OF LOWER-RATED SECURITIES. Lower-rated debt securities (commonly called "junk" securities) may be subject to certain risk factors to which other securities are not subject to the same degree. An economic downturn tends to disrupt the market for lower-rated securities and adversely affect their values. Such an economic downturn may be expected to result in increased price volatility of lower-rated securities and of the value of a Fund's shares, and an increase in issuers' defaults on such securities.

     Also, many issuers of lower-rated securities are substantially leveraged, which may impair their ability to meet their obligations. In some cases, the securities in which the Funds invest are subordinated to the prior payment of senior indebtedness, thus making it highly unlikely that the Funds will be able to receive payments when senior securities are in default.

     The credit rating of a security does not necessarily address its market risk (that is, the risk that the value of a security will be adversely affected due to movement of the overall stock market or changes in the level of interest rates). Also, ratings may, from time to time, be changed to reflect developments in the issuer's financial condition. Lower-rated securities held by the Funds have speculative characteristics which are apt to increase in number and significance with each lower rating category.

     When the secondary market for lower-rated securities becomes increasingly illiquid, or in the absence of readily available market quotations for lower-rated securities, the relative lack of reliable, objective data makes the responsibility of the Trustees to value such securities more difficult, and judgment plays a greater role in the valuation of portfolio securities. Also, increased illiquidity of the market for lower-rated securities may affect the Funds' ability to dispose of portfolio securities at a desirable price.

     In addition, prices of lower-rated securities have been found to be less sensitive to interest rate changes and more sensitive to adverse economic changes and individual corporate developments than more highly rated investments. Certain laws or regulations may have a material effect on the Funds' investments in lower-rated securities. As examples, recent legislation requires federally-insured savings and loan associations to divest themselves of their investments in lower-rated securities and pending proposals are designed to limit the use of, or tax and eliminate other advantages of, lower-rated securities.

INVESTMENT LIMITATIONS
----------------------

     The Trust has adopted certain fundamental investment limitations designed to reduce the risk of an investment in the Funds. These limitations may not be changed with respect to a Fund without the affirmative vote of a majority of the outstanding shares of that Fund. For purposes of the discussion of these fundamental investment limitations, the term "majority" of the outstanding shares of the Trust (or the applicable Fund) means the lesser of: (1) 67% or more of the outstanding shares of the Trust (or the applicable Fund) present at a meeting, if the holders of more than 50% of the outstanding shares of the Trust (or the applicable Fund) are present or represented at such meeting; or
(2) more than 50% of the  outstanding  shares  of the  Trust (or the  applicable
Fund).

AVE MARIA CATHOLIC VALUES FUND, AVE MARIA RISING DIVIDEND FUND AND AVE MARIA OPPORTUNITY FUND

     Under these fundamental limitations, the Ave Maria Catholic Values Fund, the Ave Maria Rising Dividend Fund and the Ave Maria Opportunity Fund MAY NOT:

     1. Borrow amounts in excess of 5% of the Fund's total assets, except as a temporary measure for extraordinary or emergency purposes.

     2. Underwrite securities issued by other persons, except insofar as the Fund may technically be deemed an underwriter under the Securities Act of 1933 in selling a portfolio security.

     3. Invest 25% or more of the Fund's total assets in any one industry.

     4. Purchase or sell real estate, mineral leases, futures contracts or commodities in the ordinary course of business.

     5. Make loans; however, the Fund may enter into repurchase agreements and may purchase corporate and debt obligations for investment purposes.

     6. Purchase the securities of an issuer (other than the U.S. Government, its agencies or instrumentalities) if such purchase, at the time thereof, would cause more than 5% of the Fund's total assets taken at market value to be invested in the securities of such issuer.

     7. Purchase voting securities of any issuer if such purchase, at the time thereof, would cause more than 10% of the outstanding voting securities of such issuer to be held by the Fund.

     8. Invest for the purpose of exercising control of management.

     9. Issue senior securities as defined in the Investment Company Act of 1940 or mortgage, pledge, hypothecate or in any way transfer as security for indebtedness any securities owned or held by the Fund except as may be necessary in connection with permissible borrowings, and then not exceeding 5% of the Fund's total assets, taken at the lesser of cost or market value.

     10. Purchase any securities on margin; however, the Fund may obtain such short-term credit as may be necessary for the clearance of purchases and sales of securities.

     11. Sell any securities short unless, by virtue of the Fund's ownership of other securities, the Fund has at the time of sale a right to obtain securities, without payment of further consideration, equivalent in kind and amount to the securities sold and provided that if such right is conditional, the sale is made upon the same conditions.

     12. Purchase or sell any put or call options or any combination thereof, provided that this shall not prevent the purchase, ownership, holding or sale of warrants where the grantor of the warrants is the issuer of the underlying securities.

     13. Invest more than 10% of its total assets in securities of unseasoned issuers or in securities which are subject to legal or contractual restrictions on resale.

     The Trust does not presently intend to pledge, mortgage or hypothecate the assets of the Funds as described above in investment limitation 9. The Funds have never made, nor do they presently intend to make, short sales of securities "against the box" as described above in investment limitation 11. The statements of intention in this paragraph reflect nonfundamental policies which may be changed by the Board of Trustees without shareholder approval.

AVE MARIA GROWTH FUND AND AVE MARIA BOND FUND

     The fundamental investment limitations with respect to the Ave Maria Growth Fund and the Ave Maria Bond Fund are:

     1. Each of the Funds will diversify its assets in different companies and will not purchase securities of any issuer if, as a result of such purchase, the Fund would own more than 10% of the outstanding voting securities of such issuer or more than 5% of the Fund's assets would be invested in securities of such issuer (except that up to 25% of the value of the Fund's total assets may be invested without regard to this limitation). This restriction does not apply to obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities.

     2. Neither Fund will purchase securities on margin, participate in a joint trading account or sell securities short (except for such short term credits as are necessary for the clearance of transactions); provided, however, that the Bond Fund may: (1) enter into interest rate swap transactions; (2) purchase or sell futures contracts; (3) make initial and variation margin payments in connection with purchases or sales of futures contracts or options on futures contracts; (4) write or invest in put or call options; and (5) enter into foreign currency exchange contracts.

     3. Neither Fund will borrow money or issue senior securities, except the Funds may borrow for temporary or emergency purposes, and then only from banks, in an amount not exceeding 25% of the value of the Fund's total assets. The Funds will not borrow money for the purpose of investing in securities, and the Funds will not purchase any portfolio securities while any borrowed amounts remain outstanding. Notwithstanding the foregoing, the Bond Fund may enter into options, futures, options on futures, foreign currency exchange contracts and interest rate swap transactions.

     4. Neither Fund will pledge or hypothecate its assets, except to secure borrowings for temporary or emergency purposes.

     5. Neither Fund will act as an underwriter or distributor of securities other than shares of the applicable Fund (except to the extent that the Fund may be deemed to be an underwriter within the meaning of the Securities Act of 1933, as amended, in the disposition of restricted securities).

     6. Neither Fund will make loans, except through: (1) the acquisition of debt securities from the issuer or others which are publicly distributed or are of a type normally acquired by institutional investors; or (2) repurchase agreements and except that the Funds may make loans of portfolio securities to unaffiliated persons who are deemed to be creditworthy if any such loans are secured continuously by collateral at least equal to the market value of the securities loaned in the form of cash and/or securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities and provided that no such loan will be made if upon the making of that loan more than 30% of the value of the lending Fund's total assets would be the subject of such loans.

     7. Neither Fund will concentrate 25% or more of its total assets, determined at the time an investment is made, in securities issued by companies primarily engaged in the same industry. This restriction does not apply to obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities.

     8. Neither Fund will purchase or sell real estate or real estate mortgage loans and will not make any investments in real estate limited partnerships but the Funds may purchase and sell securities that are backed by real estate or issued by companies that invest in or deal in real estate. The Bond Fund may purchase mortgage-backed securities and similar securities in accordance with its investment objectives and policies.

     9. Neither Fund will purchase or sell any interest in any oil, gas or other mineral exploration or development program, including any oil, gas or mineral leases.

     10.  Neither  Fund  will  purchase  or  sell   commodities  or  commodities
contracts, except that the Bond Fund may enter into futures contracts and options on futures contracts.

     The Ave Maria Growth Fund and the Ave Maria Bond Fund have adopted certain other investment restrictions which are not fundamental policies and which may be changed without shareholder approval. These additional restrictions are as follows:

     1. The Funds will not acquire or retain any security issued by a company, an officer or director of which is an officer or director of the Trust or an officer, director or other affiliated person of the Funds' investment adviser.

     2. Neither Fund will invest more than 5% of its total assets in securities of any issuer which has a record of less than three (3) years of continuous operation, including the operation of any predecessor business of a company which came into existence as a result of a merger, consolidation, reorganization or purchase of substantially all of the assets of such predecessor business.

     3. Neither Fund's investments in illiquid securities will exceed 15% of the value of its net assets.

     4. Neither Fund will make investments for the purpose of exercising control or management of any company.

     5. Neither Fund's investment in warrants, valued at the lower of cost or market, will exceed 5% of the total value of the Fund's net assets. Included within that amount, but not to exceed 2% of the total value of the Fund's net assets, may be warrants that are not listed on the New York Stock Exchange or the American Stock Exchange.

     6. Neither Fund will mortgage, pledge or hypothecate more than one-third of its total assets.

     With respect to the percentages adopted by the Trust as maximum limitations on the Funds' investment policies and restrictions, an excess above the fixed percentage, except for the percentage limitations relative to the borrowing of money and investing in illiquid securities, will not be a violation of the policy or restriction unless the excess results immediately and directly from the acquisition of any security or the action taken.

TRUSTEES, OFFICERS AND THE CATHOLIC ADVISORY BOARD
--------------------------------------------------

     Overall responsibility for management of the Trust rests with the Board of Trustees. The Trustees, in turn, elect the officers of the Trust to actively supervise its day-to-day operations. The Trustees serve for an indefinite term and the officers are elected annually. The following is a list of the Trustees and executive officers of the Trust. Each Trustee who is an "interested person" of the Trust, as defined by the 1940 Act, is indicated by an asterisk.

                                                                                                                     NUMBER OF
                                                                                                                   PORTFOLIOS IN
                                                                                 PRINCIPAL OCCUPATION(S) DURING     FUND COMPLEX
                                            LENGTH OF       POSITION(S) HELD            PAST 5 YEARS AND            OVERSEEN BY
NAME, ADDRESS AND AGE                      TIME SERVED         WITH TRUST      DIRECTORSHIPS OF PUBLIC COMPANIES      TRUSTEE

INTERESTED TRUSTEES:

*Gregory J. Schwartz (age 65)           Since Aug. 1992     Chairman/Trustee   Chairman of Gregory J. Schwartz           6
3707 W. Maple Road, Suite 201                                                  & Co., Inc. (a registered
Bloomfield Hills, MI  48301                                                    broker-dealer)

*George P. Schwartz, CFA (age 62)       Since Aug. 1992    President/Trustee   President and Chief Investment            6
3707 W. Maple Road, Suite 100                                                  Officer of Schwartz Investment
Bloomfield Hills, MI  48301                                                    Counsel, Inc.

INDEPENDENT TRUSTEES:

Donald J. Dawson, Jr. (age 60)          Since Jan. 1993         Trustee        Chairman of Payroll 1, Inc.               6
333 W. Seventh Street                                                          (payroll processing company)
Royal Oak, MI  48067

John E. Barnds (age 75)                 Since Jan. 2005         Trustee        Retired First Vice President of           6
640 Lakeside Road                                                              National Bank of Detroit
Birmingham, MI  48009

Peter F. Barry (age 79)                 Since Jan. 2004         Trustee        Retired President of Cadillac             6
3707 W. Maple Road, Suite 208                                                  Rubber & Plastics Company (a
Bloomfield Hills, MI 48301                                                     manufacturer of rubber and
                                                                               plastic components)

EXECUTIVE OFFICERS:

*Richard L. Platte, Jr., CFA (age 56)   Since Jan. 1993      Vice President    Executive Vice President and
3707 W. Maple Road, Suite 100                                and Secretary     Secretary of Schwartz Investment
Bloomfield Hills, MI 48301                                                     Counsel, Inc.

*Timothy S. Schwartz (age 35)           Since April 2000       Treasurer       Vice President and Treasurer of
3707 W. Maple Road, Suite 100                                                  Schwartz Investment Counsel, Inc.
Bloomfield Hills, MI  48301

*Becky S. Renaud (age 35)               Since Sept. 2006    Chief Compliance   Chief Financial Officer and Chief
3707 W. Maple Road, Suite 100                                   Officer        Compliance Officer of Schwartz
Bloomfield Hills, MI  48301                                                    Investment Counsel, Inc.

     * Gregory J. Schwartz, George P. Schwartz, Richard L. Platte, Jr., Timothy S. Schwartz and Becky S. Renaud, as affiliated persons of Schwartz Investment Counsel, Inc., the Funds' investment adviser, are "interested persons" of the Trust within the meaning of Section 2(a)(19) of the 1940 Act. Gregory J. Schwartz and George P. Schwartz are brothers. Timothy S. Schwartz is the son of George P. Schwartz and the nephew of Gregory J. Schwartz.

     BOARD COMMITTEE. The Board of Trustees has established a Committee of Independent Trustees, the members of which are Donald J. Dawson, Jr., John E. Barnds and Peter F. Barry. The Committee is responsible for, among other things, overseeing the Trust's accounting and financial reporting policies and the annual audit of its financial statements; nominating and selecting any future Trustees of the Trust who are not "interested persons" of the Trust; and receiving and investigating evidence from attorneys representing the Trust of material violations of securities laws, a material breach of fiduciary duty or a similar material violation. The Committee will review shareholder recommendations for nominations to fill vacancies on the Board if such recommendations are submitted in writing, addressed to the Committee at the Trust's offices, and meet any minimum qualifications that may be adopted by the Committee. The Committee of Independent Trustees held five meetings during the fiscal year ended December 31, 2006.

     TRUSTEES' OWNERSHIP OF FUND SHARES. The following table shows each Trustee's beneficial ownership of shares of the Funds and, on an aggregate basis, of shares of all Funds within the complex overseen by the Trustee. Information is provided as of December 31, 2006.

                               Dollar Range of             Aggregate Dollar
                              Fund Shares Owned         Range of Shares of All
Name of Trustee                   by Trustee          Funds Overseen by Trustee
-------------------------------------------------------------------------------
Gregory J. Schwartz                  None                   Over $100,000
George P. Schwartz, CFA         Over $100,000*              Over $100,000
Donald J. Dawson, Jr.                None                 $50,001--$100,000
John E. Barnds                       None                       None
Peter F. Barry                 $10,001--$50,000             Over $100,000

*    As of December 31, 2006,  George P.  Schwartz  owned shares  valued at over
     $100,000 in each of the Ave Maria Catholic Values Fund, the Ave Maria Growth Fund, the Ave Maria Rising Dividend Fund, the Ave Maria Opportunity Fund and the Ave Maria Bond Fund.


     THE CATHOLIC ADVISORY BOARD. The Catholic Advisory Board attempts to ensure that each Fund's investments are consistent with core values and teachings of the Roman Catholic Church. Each Board member is actively involved in various Catholic organizations and activities. The members are in contact with many Catholic institutions and clergy and are familiar with teachings and core values of the Roman Catholic Church. The Catholic Advisory Board reviews the companies selected by the Adviser and/or the Sub-Adviser to ensure that the companies operate in a way that is consistent with teachings and core values of the Roman Catholic Church. The Board evaluates companies using publicly available information, information from the Adviser, and information from shareholders and other sources in making its recommendations.

     The Funds only invest in equity securities and corporate debt securities if they meet the Funds' religious and investment objectives and, therefore, the Funds' returns may be lower than if the Adviser made decisions based solely on investment considerations. However, the Adviser does not expect this policy to have a material effect on the Funds' performance, either positively or negatively.

     His Eminence Adam Cardinal Maida is the ecclesiastical advisor to the Catholic Advisory Board, but receives no compensation from the Funds, nor is he affiliated with the Funds in any way.

     The following is a list of the members of the Catholic Advisory Board:


                                       Length of                 Principal Occupation(s) During
      Name, Address and Age           Time Served                         Past 5 Years
---------------------------------------------------------------------------------------------------------
Paul R. Roney, Chairman (age 49)   Since April 2001   Executive Director of the Ave Maria Foundation;
One Ave Maria Drive                                   President of Domino's Farms Corp.
Ann Arbor, MI 48105

Louis L. Holtz (age 70)            Since April 2007   Former football coach at University of Notre Dame
5818 El Camino                                        among others, ESPN college football analyst, author
Carlsbad, CA 92008                                    and motivational speaker

Lawrence Kudlow (age 59)           Since July 2005    Economist, author, nationally syndicated columnist,
One Dag Hammarskjold Plaza                            contributing editor of National Review magazine
885 Second Avenue, 26th Floor                         and host of CNBC's "Kudlow & Company"; Chief
New York, NY 10017                                    Executive Officer of Kudlow & Co., LLC (an
                                                      economic and investment research firm)

Thomas S. Monaghan (age 70)        Since April 2001   Chairman of the Ave Maria Foundation (a non-
One Ave Maria Drive                                   profit foundation supporting Roman Catholic
Ann Arbor, MI 48105                                   organizations); Chancellor of Ave Maria University

Michael J. Novak (age 73)          Since April 2001   Theologian, author, columnist and former U.S.
1150 17th Street, NW                                  Ambassador; Director of Social and Political
Washington, DC 20015                                  Studies of the American Enterprise Institute

Phyllis Schlafy (age 82)           Since April 2001   Author, columnist and radio commentator; President
7800 Bonhomme Avenue                                  of Eagle Forum (an organization promoting
St. Louis, MO 63105                                   conservative and pro-family values)


     The Funds will indemnify and hold harmless the members of the Catholic Advisory Board for losses suffered by any person in connection with the Funds, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of any member in the performance of his or her duties.


     COMPENSATION OF TRUSTEES AND CATHOLIC ADVISORY BOARD MEMBERS. No director, officer or employee of the Adviser, the Sub-Adviser, or the Distributor will receive any compensation from the Trust for serving as an officer or Trustee of the Trust. Each Trustee who is not affiliated with the Adviser, the Sub-Adviser, or the Distributor receives from the Trust an annual retainer of $10,000, payable quarterly (except that such retainer is $12,000 for the Chairman of the Committee of Independent Trustees), plus a fee of $3,000 for attendance at each meeting of the Board of Trustees and $1,500 for attendance at each meeting of a committee established by the Board, plus reimbursement of travel and other expenses incurred in attending meetings. Trustees Emeritus receive from the Trust an annual retainer of $5,000, payable quarterly, plus a fee of $1,500 for attendance at each meeting of the Board of Trustees. Each member of the Catholic Advisory Board receives a fee of $1,500 for each Advisory Board meeting attended (except $2,000 for the Chairman of the Advisory Board), plus reimbursement of travel and other expenses incurred in attending meetings. The following table provides compensation amounts paid during 2006 to Trustees and members of the Catholic Advisory Board (CAB):

                            Aggregate        Pension or      Estimated Annual   Total Compensation
                          Compensation       Retirement        Benefits Upon    From the Funds and
Name and Position        From the Funds   Benefits Accrued      Retirement       the Fund Complex
-----------------        --------------   ----------------   ----------------   ------------------
Gregory J. Schwartz           None              None               None                None
  CHAIRMAN/TRUSTEE
George P. Schwartz            None              None               None                None
  PRESIDENT/TRUSTEE
Donald J. Dawson             $24,617            None               None               $30,000
  TRUSTEE
John E. Barnds               $23,789            None               None               $29,000
  TRUSTEE
Peter F. Barry               $25,006            None               None               $30,500
  TRUSTEE
Fred A. Erb                  $ 5,119            None               None               $ 6,250
  TRUSTEE EMERITUS
Sidney F. McKenna            $ 6,969            None               None               $ 8,500
  TRUSTEE EMERITUS
John J. McHale               $ 5,278            None               None               $ 6,500
  TRUSTEE EMERITUS
Bowie K. Kuhn                $14,000            None               None               $14,000
  FORMER CAB MEMBER
Thomas S. Monaghan           $ 3,000            None               None               $ 3,000
  CAB MEMBER
Michael J. Novak             $ 1,500            None               None               $ 1,500
  CAB MEMBER
Paul R. Roney                $ 3,500            None               None               $ 3,500
  CAB MEMBER
Phyllis Schlafly             $ 3,000            None               None               $ 3,000
  CAB MEMBER
Lawrence Kudlow              $ 1,500            None               None               $ 1,500
  CAB MEMBER


THE INVESTMENT ADVISER
----------------------

     Schwartz Investment Counsel, Inc. (the "Adviser"), 3707 W. Maple Road, Suite 100, Bloomfield Hills, Michigan 48301, is the Funds' investment manager. George P. Schwartz, as the controlling shareholder of the Adviser, may directly or indirectly receive benefits from the advisory fees paid to the Adviser. Under the terms of the Advisory Agreements between the Trust and the Adviser, the Adviser manages each Fund's investment process. The Ave Maria Catholic Values Fund, the Ave Maria Growth Fund and the Ave Maria Opportunity Fund each pay the Adviser a fee, computed and accrued daily and paid quarterly, at an annual rate of 1.00% of such Fund's average daily net assets. The Ave Maria Rising Dividend Fund pays the Adviser a fee, computed and accrued daily and paid quarterly, at an annual rate of 0.75% of its average daily net assets. The Ave Maria Bond Fund pays the Adviser a fee, computed and accrued daily and paid quarterly, at an annual rate of 0.30% of its average daily net assets.


     During the fiscal years ended December 31, 2006, 2005 and 2004, the Ave Maria Catholic Values Fund accrued advisory fees of $2,467,162, $2,424,716 and $1,911,323, respectively; however, in order to meet its commitments under the Expense Limitation Agreement described below, the Adviser waived advisory fees during such years of $40,693, $33,160 and $36,934, respectfully. During the fiscal years ended December 31, 2006, 2005 and 2004, the Ave Maria Growth Fund accrued advisory fees of $726,474, $577,142 and $312,122, respectively; however, in order to meet its commitments under the Expense Limitation Agreement described below, the Adviser waived advisory fees during such years of $90,617, $80,548 and $93,231, respectively. During the fiscal periods ended December 31, 2006 and 2005, the Ave Maria Rising Dividend Fund accrued advisory fees of $229,848 and $97,361, respectively; however, in order to meet its commitments under the Expense Limitation Agreement described below, the Adviser waived advisory fees during such periods of $19,794 and $24,642, respectively. During the fiscal period ended December 31, 2006, the Ave Maria Opportunity Fund accrued advisory fees of $112,052; however, in order to meet its commitments under the Expense Limitation Agreement described below, the Adviser waived $73,278 of its advisory fees during such period. During the fiscal years ended December 31, 2006, 2005 and 2004, the Ave Maria Bond Fund accrued advisory fees of $155,008, $165,253 and $104,658, respectively; however, in order to meet its commitments under the Expense Limitation Agreement described below, the Adviser waived all of its advisory fees with respect to each such fiscal year and reimbursed the Fund for $22,970, $5,560 and $49,616, respectively, of other operating expenses.

     Each Fund is responsible for the payment of all expenses incurred in connection with the registration of shares and operations of the Fund, including fees and expenses in connection with membership in investment company organizations, brokerage fees and commissions, legal, auditing and accounting expenses, expenses of registering shares under federal and state securities laws, insurance expenses, taxes or governmental fees, fees and expenses of the custodian, transfer agent and accounting and pricing agent of the Funds, fees and expenses of members of the Board of Trustees who are not affiliated with the Adviser and members of the Catholic Advisory Board, the cost of preparing and distributing prospectuses, statements, reports and other documents to shareholders, expenses of shareholders' meetings and proxy solicitations, and such extraordinary or non-recurring expenses as may arise, such as litigation to which the Funds may be a party. The Funds may have an obligation to indemnify the Trust's officers and Trustees with respect to such litigation, except in instances of willful misfeasance, bad faith, gross negligence or reckless disregard by such officers and Trustees in the performance of their duties. The compensation and expenses of any officer or Trustee of the Trust who is an officer, director, employee or stockholder of the Adviser are paid by the Adviser, except that the Funds reimburse the Adviser for the compensation paid to the Trust's Chief Compliance Officer. In addition, the Funds reimburse all officers and Trustees, including those who may be officers, directors, employees or stockholders of the Adviser, for actual reasonable out-of-pocket costs related to attending meetings of the Trust's Trustees.

     Pursuant to an Expense Limitation Agreement in effect until May 1, 2010, the Adviser has contractually agreed to reduce advisory fees or reimburse operating expenses to the extent necessary so that: ordinary operating expenses (excluding interest, taxes, brokerage costs, litigation, and other extraordinary expenses) of the Ave Maria Catholic Values Fund and the Ave Maria Growth Fund do not exceed an amount equal to 1.50% annually of average net assets; ordinary operating expenses of the Ave Maria Rising Dividend Fund and the Ave Maria Opportunity Fund do not exceed an amount equal to 1.25% annually of average net assets; and ordinary operating expenses of the Ave Maria Bond Fund do not exceed an amount equal to 0.70% and 0.40% annually of average net assets allocable to Class R shares and Class I shares, respectively.

     Any fee reductions and/or expense reimbursements by the Adviser are subject to repayment by a Fund for a period of three years from the time such fee reductions or expense reimbursements occurred, provided a Fund is able to effect such repayment and remain in compliance with the undertaking by the Adviser to limit expenses of such Fund. As of December 31, 2006, the amount of fee reductions and expense reimbursements available for reimbursement to the Adviser are as follows:

           Ave Maria Catholic Values Fund   $110,787
           Ave Maria Growth Fund            $264,396
           Ave Maria Rising Dividend Fund   $ 44,436
           Ave Maria Opportunity Fund       $ 73,278
           Ave Maria Bond Fund              $503,065

     As of December 31, 2006, the Adviser may recapture a portion of the above amounts no later than the dates reflected in the table below:

                                 Dec. 31, 2007   Dec. 31, 2008   Dec. 31, 2009
                                 -------------   -------------   -------------
Ave Maria Catholic Values Fund      $ 36,934        $ 33,160        $ 40,693
Ave Maria Growth Fund               $ 93,231        $ 80,548        $ 90,617
Ave Maria Rising Dividend Fund      $     --        $ 24,642        $ 19,794
Ave Maria Opportunity Fund          $     --        $     --        $ 73,278
Ave Maria Bond Fund                 $154,274        $170,813        $177,978


     By its terms, the Advisory Agreement of each Fund will remain in force from year to year, provided such continuance is approved at least annually by: (1) the Board of Trustees; or (2) a vote of the majority of a Fund's outstanding shares; provided that in either event continuance is also approved by a majority of the Trustees who are not interested persons of the Trust, by a vote cast in person at a meeting called for the purpose of voting such approval. The Advisory Agreements may be terminated at any time, on sixty days written notice, without the payment of any penalty, by the Board of Trustees, by a vote of the majority of a Fund's outstanding shares, or by the Adviser. The Advisory Agreements automatically terminate in the event of their assignment, as defined by the 1940 Act and the rules thereunder.

THE SUB-ADVISER
---------------

     The Adviser, with the approval of the Board of Trustees, has retained JLB & Associates, Inc. (the "Sub-Adviser") to serve as the discretionary portfolio manager of the Ave Maria Growth Fund. The Sub-Adviser is a Michigan corporation with its principal address at 44670 Ann Arbor Road, Suite 190, Plymouth, Michigan 48170. James L. Bashaw is the controlling shareholder of the Sub-Adviser.


     Under the terms of a Sub-Advisory Agreement, the Sub-Adviser is responsible for selecting the portfolio securities for investment by the Ave Maria Growth Fund, subject to the general supervision of the Board of Trustees and the Adviser. The Adviser (not the Fund) pays the Sub-Adviser a fee at an annual rate of 0.40% of the value of the Ave Maria Growth Fund's average daily net assets. The Sub-Adviser's fee will be reduced by a portion (40%) of any fee waivers or expense reimbursements by the Adviser with respect to the Ave Maria Growth Fund. For the fiscal years ended December 31, 2006, 2005 and 2004, the Adviser paid the Sub-Adviser $254,343, $198,638 and $84,250, respectively, in sub-advisory fees.

     By its terms, the Sub-Advisory Agreement will remain in force from year-to-year, provided such continuance is approved at least annually by: (1) the Board of Trustees; or (2) a vote of the majority of the Ave Maria Growth Fund's outstanding shares; provided that in either event continuance is also approved by a majority of the Trustees who are not interested persons of the Trust, by a vote cast in person at a meeting called for the purpose of voting on such approval. The Sub-Advisory Agreement may be terminated at any time, on sixty days written notice, without the payment of any penalty, by the Board of Trustees, by a vote of the majority of the Fund's outstanding shares, or by the Adviser or the Sub-Adviser. The Sub-Advisory Agreement automatically terminates in the event of its assignment, as defined by the 1940 Act and the rules thereunder.


PORTFOLIO MANAGERS
------------------

     The portfolio managers for the Ave Maria Catholic Values Fund are George P. Schwartz, CFA and Gregory R. Heilman, CFA. The portfolio manager for the Ave Maria Growth Fund is James L. Bashaw, CFA, who is President of the Sub-Adviser, JLB & Associates, Inc. The portfolio managers for the Ave Maria Rising Dividend Fund are Richard L. Platte, Jr., CFA and George P. Schwartz. The portfolio manager for the Ave Maria Opportunity Fund is Timothy S. Schwartz. The portfolio manager for the Ave Maria Bond Fund is Richard L. Platte, Jr. Certain portfolio managers are also responsible for the day-to-day management of other accounts managed by the Adviser or the Sub-Adviser.

OTHER ACCOUNTS MANAGED


     The following table indicates the other accounts managed by the portfolio managers as of December 31, 2006. None of these accounts has an advisory fee based on the performance of the account.

------------------------------------------------------------------------------------------------------------------------------
                                                                                                  Number of
                                                                    Total                         Accounts     Total Assets of
                                                                  Number of        Total        Managed with    Accounts with
                                                                    Other     Assets of Other   Advisory Fee       Advisory
          Name of                                                  Accounts       Accounts        Based on       Fee Based on
     Portfolio Manager                 Type of Accounts            Managed        Managed        Performance     Performance
------------------------------------------------------------------------------------------------------------------------------
George P. Schwartz, CFA       Registered Investment Companies:        1         $68 million           0               $0
                              Other Pooled Investment Vehicles:       2         $36 million           0               $0
                              Other Accounts:                         0             $ 0               0               $0
------------------------------------------------------------------------------------------------------------------------------
Richard L. Platte, Jr., CFA   Registered Investment Companies:        0             $ 0               0               $0
                              Other Pooled Investment Vehicles:       0             $ 0               0               $0
                              Other Accounts:                         9         $63 million           0               $0
------------------------------------------------------------------------------------------------------------------------------
Gregory R. Heilman, CFA       Registered Investment Companies:        0             $ 0               0               $0
                              Other Pooled Investment Vehicles:       0             $ 0               0               $0
                              Other Accounts:                         12        $17 million           0               $0
------------------------------------------------------------------------------------------------------------------------------
James L. Bashaw, CFA          Registered Investment Companies:        0             $ 0               0               $0
                              Other Pooled Investment Vehicles:       0             $ 0               0               $0
                              Other Accounts:                        210        $220 million          0               $0
------------------------------------------------------------------------------------------------------------------------------
Timothy S. Schwartz           Registered Investment Companies:        0             $ 0               0               $0
                              Other Pooled Investment Vehicles:       0             $ 0               0               $0
                              Other Accounts:                         0             $ 0               0               $0
------------------------------------------------------------------------------------------------------------------------------

POTENTIAL CONFLICTS OF INTEREST

     The Adviser does not believe that any material conflicts of interest exist as a result of the portfolio managers advising the Funds and the other accounts listed above. While a portfolio manager may occasionally recommend purchases or sales of the same portfolio securities for two different Funds, or for a Fund and another account he manages, the Adviser believes that it is highly unlikely that simultaneous transactions would adversely affect the ability of the Funds to obtain or dispose of the full amount of a security which it seeks to purchase or sell or the price at which such security can be purchased or sold. In addition, procedures are in place to monitor personal trading by the portfolio managers to ensure that the interests of the Funds and the Adviser's other clients come first.


COMPENSATION

     Each of the portfolio managers, except for Mr. Bashaw, receives a fixed annual cash salary plus an annual bonus from the Adviser, as determined by George P. Schwartz, in his sole discretion. The annual bonus is based upon a variety of factors, which may include the overall performance and profitability of the Adviser and the overall performance of and profit generated by the accounts managed by a portfolio manager. There is no standard benchmark for comparison, nor fixed length of time over which performance is measured by Mr. Schwartz in determining the portfolio managers' annual bonuses. Compensation of Messrs. George Schwartz, Timothy Schwartz and Platte also includes profits of the Adviser. The profitability of the Adviser depends primarily upon the value of accounts under management, including the Funds. No portfolio manager's compensation is directly based upon the performance of any Fund nor the value of the Funds' assets.

     Mr. Bashaw is compensated by the Sub-Adviser. Compensation received by Mr. Bashaw from the Sub-Adviser includes profits of the Sub-Adviser. The profitability of the Sub-Adviser depends primarily upon the value of accounts under management, including the Ave Maria Growth Fund.

OWNERSHIP OF FUND SHARES


     The following table indicates the dollar value of shares of the Funds beneficially owned by the portfolio managers as of December 31, 2006:

----------------------------------------------------------------------------------------------------------------------------------
                                                                        Dollar Value         Dollar Value         Dollar Value
                                                                       of Ave Maria          of Ave Maria         of Ave Maria
                        Dollar Value of Ave    Dollar Value of Ave    Rising Dividend      Opportunity Fund         Bond Fund
                       Maria Catholic Values    Maria Growth Fund       Fund Shares             Shares               Shares
        Name of             Fund Shares        Shares Beneficially      Beneficially         Beneficially         Beneficially
   Portfolio Manager     Beneficially Owned           Owned                Owned                 Owned                Owned
----------------------------------------------------------------------------------------------------------------------------------
George P. Schwartz        Over $1,000,000    $500,001 to $1,000,000 $100,001 to $500,000 $100,001 to $500,000 $100,001 to $500,000


----------------------------------------------------------------------------------------------------------------------------------
Richard L. Platte, Jr.     $1 to $10,000       $10,001 to $50,000    $10,001 to $50,000          None          $50,001 to $100,000


----------------------------------------------------------------------------------------------------------------------------------
Gregory R. Heilman      $100,001 to $500,000          None              $1 to $10,000            None                 None

----------------------------------------------------------------------------------------------------------------------------------
James L. Bashaw                 None                  None                   None                None                 None

----------------------------------------------------------------------------------------------------------------------------------
Timothy S. Schwartz             None                  None                   None                None                 None

----------------------------------------------------------------------------------------------------------------------------------

SHAREHOLDER SERVICING PLAN (AVE MARIA CATHOLIC VALUES FUND, AVE MARIA GROWTH FUND AND AVE MARIA BOND FUND ONLY)


     The Ave Maria Catholic Values Fund, the Ave Maria Growth Fund and the Ave Maria Bond Fund have adopted a Shareholder Servicing Plan (the "Plan") to permit the Funds to pay compensation to the Funds' principal underwriter, broker-dealers and other financial intermediaries that have clients who invest in the Funds or that have a servicing relationship with the beneficial owners of shares of the Funds. These Funds may incur expenses under the Plan in an amount not to exceed .25% per annum of the Fund's average daily net assets, except that such limitation is .10% per annum of the average daily net assets of the Ave Maria Bond Fund allocable to Class I shares. During the fiscal year ended December 31, 2006, the total fees paid by the Ave Maria Catholic Values Fund pursuant to the Plan were $616,788; the total fees paid by the Ave Maria Growth Fund pursuant to the Plan were $181,618; and the total fees paid by Class R shares of the Ave Maria Bond Fund pursuant to the Plan were $49,765. The Adviser may from time to time from its own resources make payments to broker-dealers or other persons for account administration and personnel and account maintenance services to Fund shareholders.


     The Plan will continue in effect from year-to-year, provided such continuance is approved annually by a vote of the Trustees, including a majority of the Trustees who are not interested persons of the Trust and who have no direct or indirect financial interest in the operation of the Plan (the "Independent Trustees"). The Plan may be terminated at any time without payment of any penalty by vote of a majority of the Independent Trustees or by a vote of the holders of a majority of the outstanding shares of the Ave Maria Catholic Values Fund, the Ave Maria Growth Fund or the Ave Maria Bond Fund, respectively. In the event the Plan is terminated in accordance with its terms, the affected Fund will not be required to make any payments for expenses incurred after the termination date. The Plan may not be amended to increase materially the amount to be spent under the Plan without shareholder approval. All material amendments to the Plan must be approved by a vote of the Trust's Board of Trustees and by a vote of the Independent Trustees.

     Expenditures made by a Fund under the Plan will not benefit all shareholders of the Fund equally because the types of services provided under the Plan are already being paid for by some shareholders. In approving the Plan, the Trustees determined, in the exercise of their business judgment and in light of their fiduciary duties as Trustees, that there is a reasonable likelihood that such Plan will benefit the Funds and their shareholders. The Board of Trustees believes that expenditure of the Funds' assets for service fees under the Plan should assist in the growth of the Funds which will benefit the Funds and their shareholders through increased economies of scale, greater investment flexibility, greater portfolio diversification and less chance of disruption of planned investment strategies. The Plan will be renewed only if the Trustees make a similar determination for each subsequent year of the Plan. There can be no assurance that the benefits anticipated from the expenditure of a Fund's assets for service fees will be realized. While the Plan is in effect, all amounts spent by the Funds pursuant to the Plan and the purposes for which such expenditures were made must be reported quarterly to the Board of Trustees for its review. In addition, the selection and nomination of those Trustees who are not interested persons of the Trust are committed to the discretion of the Independent Trustees during such period.

     By reason of their affiliation with the Adviser, Gregory J. Schwartz and George P. Schwartz may be deemed to have a financial interest in the operation of the Plan.

SECURITIES TRANSACTIONS AND PORTFOLIO HOLDINGS
----------------------------------------------


     Decisions regarding the placing of the Fund's securities transactions and negotiation of commission rates where applicable are made by the Adviser and are subject to review by the Board of Trustees of the Trust. In the purchase and sale of portfolio securities, the Adviser seeks best execution for the Funds, taking into account such factors as price (including the applicable brokerage commission or dealer spread), the execution capability, financial responsibility and responsiveness of the broker or dealer and the brokerage and research services provided by the broker or dealer. The Adviser generally seeks favorable prices and commission rates that are reasonable in relation to the benefits received. During the fiscal years ended December 31, 2006, 2005 and 2004, the Ave Maria Catholic Values Fund paid brokerage commissions of $410,325, $427,616 and $279,555, respectively; the Ave Maria Growth Fund paid brokerage commissions of $29,156, $27,342 and $23,687, respectively; and the Ave Maria Bond Fund paid brokerage commissions of $8,643, $9,821 and $5,031, respectively. During the fiscal periods ended December 31, 2006 and 2005, the Ave Maria Rising Dividend Fund paid brokerage commissions of $41,102 and $37,476, respectively. During the fiscal period ended December 31, 2006, the Ave Maria Opportunity Fund paid brokerage commissions of $63,773.


     The Adviser is specifically authorized to select brokers who also provide brokerage and research services to the Funds and/or other accounts over which the Adviser exercises investment discretion and to pay such brokers a commission in excess of the commission another broker would charge if the Adviser determines in good faith that the commission is reasonable in relation to the value of the brokerage and research services provided. The determination may be viewed in terms of a particular transaction or the Adviser's overall responsibilities with respect to the Funds and to accounts over which it exercises investment discretion.


     Research services include securities and economic analyses, reports on issuers' financial conditions and future business prospects, newsletters and opinions relating to interest trends, general advice on the relative merits of possible investment securities for the Funds and statistical services and information with respect to the availability of securities or purchasers or sellers of securities. Although this information is useful to the Funds and the Adviser, it is not possible to place a dollar value on it. Research services furnished by brokers through whom a Fund effects securities transactions may be used by the Adviser in servicing all of its accounts and not all such services may be used by the Adviser in connection with the Funds. During the fiscal year ended December 31, 2006, the amount of transactions and related commissions directed to brokers by the Ave Maria Catholic Values Fund because of research services provided were $217,652,620 and $362,740, respectively; the amount of transactions and related commissions directed to brokers by the Ave Maria Growth Fund because of research services provided were $21,096,038 and $26,564, respectively; the amount of transactions and related commissions directed to brokers by the Ave Maria Rising Dividend Fund because of research services were $25,976,017 and $35,651, respectively; the amount of transactions and related commissions directed to brokers by the Ave Maria Opportunity Fund because of research services provided were $21,849,705 and $49,826, respectively; and the amount of transactions and related commissions directed to brokers by the Ave Maria Bond Fund because of research services provided were $3,228,969 and $6,080, respectively.


     The Adviser may aggregate purchase and sale orders for the Funds and its other clients if it believes such aggregation is consistent with its duties to seek best execution for the Funds and its other clients. The Adviser will not favor any advisory account over any other account, and each account that participates in an aggregated order will participate at the average share price for all transactions of the Adviser in that security on a given business day, with all transaction costs shared on a pro rata basis.

     The Funds have no obligation to deal with any broker or dealer in the execution of securities transactions. Over-the-counter transactions will be placed either directly with principal market makers or with broker-dealers. Although the Funds do not anticipate any ongoing arrangements with any brokerage firms, brokerage business may be transacted from time to time with various firms. Neither the Distributor nor affiliates of the Trust or the Adviser will receive reciprocal brokerage business as a result of the brokerage business transacted by the Funds with any brokers.

     CODE OF ETHICS. The Trust, the Adviser, the Sub-Adviser and the Distributor have each adopted a Code of Ethics under Rule 17j-1 of the 1940 Act which permits personnel to invest in securities for their own accounts, subject to certain conditions, including securities that may be purchased or held by the Funds. The Codes of Ethics adopted by the Trust, the Adviser, the Sub-Adviser and the Distributor are on public file with, and are available from, the Securities and Exchange Commission.

     PROXY VOTING POLICIES AND PROCEDURES. The Trust and the Adviser have adopted Proxy Voting Policies and Procedures that describe how the Funds intend to vote proxies relating to portfolio securities. The Proxy Voting Policies and Procedures of the Trust and the Adviser are attached to this Statement of Additional Information as Appendix B. Information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge upon request by calling 888-726-9331, or on the Securities and Exchange Commission's website at http://www.sec.gov.

     PORTFOLIO HOLDINGS DISCLOSURE POLICY. The Board of Trustees of the Trust has adopted a policy to govern the circumstances under which disclosure regarding portfolio securities held by the Funds and disclosure of purchases and sales of such securities, may be made to shareholders of the Funds or other persons.

     o Public disclosure regarding the portfolio securities held by the Funds is made quarterly in Annual Reports and Semi-Annual Reports to Shareholders, and in quarterly holdings reports on Form N-Q ("Official Reports"). Except for such Official Reports and as otherwise expressly permitted herein or required by applicable law, shareholders and other persons may not be provided with information regarding portfolio securities held, purchased or sold by the Funds.

     o Each of the Funds posts a listing of its 10 largest holdings of portfolio securities as of the end of each calendar quarter at www.avemariafunds.com. These listings are typically available at the website within 5 business days of the end of the quarter. The listings of the 10 largest holdings of portfolio securities on the website are available to the general public.

     o Information regarding portfolio securities as of the end of the most recent month or as of the end of the most recent calendar quarter, and other information regarding the investment activities of the Funds during such month or quarter, may be disclosed on at least a 30-day lag to rating and ranking organizations for use in connection with their rating or ranking of the Funds, but only if such disclosure has been approved by the Chief Compliance Officer of the Trust (the "CCO") as being in the best interests of shareholders and serving a legitimate business interest of the Funds. Below is a table listing the organizations that have been approved by the CCO to receive non-public portfolio information along with the types of information received, conditions or restrictions on use, timing of disclosure and any compensation received for providing portfolio information. These organizations have not signed confidentiality agreements. However, the CCO and the Trust's Board of Trustees have determined that each such organization is bound by a duty of confidentiality and that the Trust's policies and procedures with respect to the disclosure of portfolio information are reasonable and sufficient to prevent any harm to the Funds and their shareholders.

------------------------------------------------------------------------------------------------------------------------
                                                               TIMING OF RELEASE AND
                                                         CONDITIONS OR RESTRICTIONS ON USE    RECEIPT OF COMPENSATION OR
NAME OF RATING                                                 OF PORTFOLIO HOLDINGS          OTHER CONSIDERATION BY THE
OR RANKING ORGANIZATION       INFORMATION PROVIDED                  INFORMATION                FUND OR AFFILIATED PARTY
------------------------------------------------------------------------------------------------------------------------
Morningstar, Inc.          CUSIP, description,          Provided  monthly,  with a  30-day               None
                           shares/par,  market value,   lag.  No  formal  conditions  or
                           coupon,  maturity date and   restrictions.
                           fixed income survey
------------------------------------------------------------------------------------------------------------------------
Bloomberg L.P.             CUSIP, shares/par,  market   Provided quarterly,  with a 30-day               None
                           value, description,          lag.  No  formal   conditions   or
                           coupon, maturity date and    restrictions.     Bloomberg    has
                           percent of   total   net     indicated  that  it  requires  all
                           assets                       employees to sign  confidentiality
                                                        agreements    acknowledging    all
                                                        information  received during their
                                                        employment   must  be   used   for
                                                        legitimate business purposes only.
------------------------------------------------------------------------------------------------------------------------
Standard & Poors, Inc.     CUSIP, description,          Provided  monthly,  with a  30-day               None
                           shares/par,  market value,   lag.  No  formal   conditions   or
                           coupon,  maturity date and   restrictions.  S&P  has  indicated
                           percent   of   total   net   that its employees are required to
                           assets                       follow a code of business  conduct
                                                        that  prohibits  them  from  using
                                                        portfolio information for anything
                                                        other  than  performing  their job
                                                        responsibilities;   S&P  employees
                                                        must  certify  annually  that they
                                                        have   followed   this   code   of
                                                        business conduct.
------------------------------------------------------------------------------------------------------------------------
Thomson Research           CUSIP, shares/par,  market   Provided quarterly,  with a 30-day               None
                           value and cost basis         lag.  No  formal   conditions   or
                                                        restrictions. Thomson Research has
                                                        indicated  that  it  requires  all
                                                        employees to sign  confidentiality
                                                        agreements  acknowledging that all
                                                        information  received during their
                                                        employment   must  be   used   for
                                                        legitimate business purposes only.
------------------------------------------------------------------------------------------------------------------------
Lipper                     CUSIP, shares/market         Provided  monthly,  with a  30-day               None
                           value, description,  total   lag.  No  formal   conditions   or
                           net assets, cash and share   restrictions. Lipper has indicated
                           total                        that it will  not  trade  based on
                                                        the Fund's portfolio  information,
                                                        and  it  prohibits  its  employees
                                                        from any such trading.
------------------------------------------------------------------------------------------------------------------------
CDA Weisenberger           CUSIP, shares/market         Provided  monthly,  with a  30-day               None
                           value and cost basis         lag.  No  formal   conditions   or
                                                        restrictions.
------------------------------------------------------------------------------------------------------------------------

     o These policies relating to disclosure of the Funds' holdings of portfolio securities does not prohibit: (1) disclosure of information to the Funds' investment adviser or to other Fund service providers, which are the Funds' administrator, distributor, custodian, legal counsel, auditors, pricing service, financial printer and proxy voting service, or to brokers and dealers in connection with the Funds' purchase and sale of portfolio securities, provided that such disclosure is reasonably necessary to aid in conducting the ongoing business of the Funds; and (2) disclosure of holdings of or transactions in portfolio securities by the Funds that is made on the same basis to all shareholders of the Funds.


     o The CCO may approve other arrangements, not described herein, under which information relating to portfolio securities held by the Funds, or purchased or sold by the Funds (other than information contained in Official Reports), is disclosed to any shareholder or other person. The CCO shall approve such an arrangement only if the CCO concludes (based on a consideration of the information to be disclosed, the timing of the disclosure, the intended use of the information and other relevant factors) that the arrangement is reasonably necessary to aid in conducting the ongoing business of the Funds and is unlikely to affect adversely the Funds or any shareholder of the Funds and is in the best interests of shareholders and subject to a confidentiality agreement and prohibition of trading based upon material non-public information.


     o Neither the Funds' investment adviser nor the Trust (or any affiliated person, employee, officer, trustee or director of the investment adviser or the Trust) may receive any direct or indirect compensation in consideration of the disclosure of information relating to portfolio securities held, purchased or sold by the Funds.

     o The CCO shall inform the Board of Trustees of any arrangements that are approved by the CCO pursuant to these policies, and the rationale supporting such approval, at the next regular quarterly meeting of the Board of Trustees following such approval. At least once annually the CCO shall provide the Board of Trustees with a written report as to compliance with these procedures. The Trust shall maintain a copy of these procedures and all written action under these procedures in an easily accessible place for at least five years.

PORTFOLIO TURNOVER
------------------

     A Fund's portfolio turnover rate is calculated by dividing the lesser of purchases or sales of portfolio securities for the fiscal year, exclusive of short-term investments, by the monthly average of the value of the portfolio securities owned by the Fund during the fiscal year. High portfolio turnover involves correspondingly greater brokerage commissions and other transaction costs, which will be borne directly by the Funds, and may result in the Funds recognizing greater amounts of capital gains, which would increase the amount of capital gains which a Fund must distribute to its shareholders in order to maintain its status as a regulated investment company and to avoid the imposition of federal income or excise taxes. See "Taxes." The Adviser anticipates that each Fund's portfolio turnover rate normally will not exceed 100%. A 100% turnover rate would occur if all of a Fund's portfolio securities were replaced once within a one year period.

     Generally, the Funds intend to invest for long-term purposes. However, the rate of portfolio turnover will depend upon market and other conditions, and it will not be a limiting factor when the Adviser/Sub-Adviser believes that portfolio changes are appropriate. For the fiscal years ended December 31, 2006, 2005 and 2004, the Ave Maria Catholic Values Fund's portfolio turnover rate was 59%, 61% and 34%, respectively. For the fiscal years ended December 31, 2006, 2005 and 2004, the Ave Maria Growth Fund's portfolio turnover rate was 13%, 29% and 3%, respectively. For the fiscal years ended December 31, 2006, 2005 and 2004, the Ave Maria Bond Fund's portfolio turnover rate was 21%, 22% and 47%, respectively. For the fiscal periods ended December 31, 2006 and 2005, the Ave Maria Rising Dividend Fund's annualized portfolio turnover rate was 65% and 21%, respectively. For the fiscal period ended December 31, 2006, the Ave Maria Opportunity Fund's annualized portfolio turnover rate was 102%.


CALCULATION OF SHARE PRICE
--------------------------

     The share price (net asset value) of the shares of each Fund is determined as of the close of the regular session of trading on the New York Stock Exchange (the "NYSE") (normally 4:00 p.m., Eastern time) on each day the Trust is open for business. The Trust is open for business on every day except Saturdays, Sundays and the following holidays: New Year's Day, Martin Luther King, Jr. Day, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas. The Trust may also be open for business on other days in which there is sufficient trading in a Fund's portfolio securities that its net asset value might be materially affected.


     In valuing the assets of the Funds for purposes of computing net asset value, portfolio securities are valued at market value as of the close of trading on each business day when the NYSE is open. Securities which are traded on stock exchanges are valued at the closing sales price as of the close of the regular session of trading on the NYSE on the day the securities are being valued, or, if not traded on a particular day, at the closing bid price. Securities which are quoted by NASDAQ are valued at the NASDAQ Official Closing Price. Securities traded in the over-the-counter market are valued at the last reported sales price or, if there is no reported sale on the valuation date, at the most recently quoted bid price. Securities which are traded both in the over-the-counter market and on a stock exchange are valued according to the broadest and most representative market. Securities (and other assets) for which market quotations are not readily available are valued at their fair value as determined in good faith in accordance with consistently applied procedures established by and under the general supervision of the Board of Trustees. Debt securities are valued at their current market value when available or at their fair value, which for securities with remaining maturities of 60 days or less has been determined in good faith to be represented by amortized cost value, absent unusual circumstances. One or more pricing services may be utilized to determine the fair value of securities held by the Funds. The Board of Trustees will review and monitor the methods used by such services to determine that such methods result in fair value and that securities are appropriately valued.


SPECIAL SHAREHOLDER SERVICES
----------------------------

     As noted in the Prospectus, the Funds offer the following shareholder services:


     REGULAR ACCOUNT. The regular account allows for voluntary investments to be made at any time. When an investor makes an initial investment in the Funds, a shareholder account is opened in accordance with the investor's registration instructions. Each time there is a transaction in a shareholder account, such as an additional investment or a redemption, the shareholder will receive a confirmation statement showing the current transaction.

     AUTOMATIC INVESTMENT PLAN. The Automatic Investment Plan enables investors to make regular monthly or bi-monthly investments in shares through automatic charges to their checking account. With shareholder authorization and bank approval, the Transfer Agent will automatically charge the checking account for the amount specified ($50 minimum) which will be automatically invested in shares at the public offering price on or about the fifteenth and/or the last business day of the month. The shareholder may change the amount of the investment or discontinue the plan at any time by writing to the Funds.

     AUTOMATIC WITHDRAWAL PLAN. Shareholders owning shares with a value of $5,000 or more may establish an Automatic Withdrawal Plan. A shareholder may receive monthly, quarterly, semi-annual or annual payments, in amounts of not less than $50 per payment, by authorizing the Funds to redeem the necessary number of shares periodically (each month, or quarterly in the months of March, June, September and December). Payments may be made directly to an investor's account with a commercial bank or other depository institution via an Automated Clearing House ("ACH") transaction.

     Instructions for establishing this service are available by calling the Funds. Payment may also be made by check made payable to the designated recipient and mailed  within 7 days of the  redemption  date. If the  designated recipient is other than registered shareholder, the signature of each shareholder must be guaranteed on the instructions (see "How to Redeem Shares" in the Prospectus). A corporation (or partnership) must also submit a "Corporate Resolution" (or "Certification of Partnership") indicating the names, titles and required number of signatures authorized to act on its behalf. The application must be signed by a duly authorized officer(s) and the corporate seal affixed.
No redemption fees are charged to shareholders under this plan. Costs in conjunction with the administration of the plan are currently borne by the applicable Fund. Investors should be aware that such systematic withdrawals may deplete or use up entirely their initial investment and that the redemption of shares to make withdrawal payments may result in realized long-term or short-term capital gains or losses. The Automatic Withdrawal Plan may be terminated at any time by the Funds upon sixty days written notice or by an investor upon written notice to the Funds. Applications and further details may be obtained by calling the Funds at 888-726-9331 or by writing to:


                             Ave Maria Mutual Funds
                         c/o Ultimus Fund Solution, LLC
                          225 Pictoria Drive, Suite 450
                             Cincinnati, Ohio 45246


     EXCHANGE OF SHARES. You may exchange shares of one Ave Maria Fund for those of another Ave Maria Fund. You must meet the minimum investment requirements for the Fund into which you are exchanging. Note that an exchange is treated as an ordinary sale and purchase for federal income tax purposes, and you may realize a capital gain or loss.


     You may request an exchange in writing or by phone (888-726-9331). Each Fund redeems shares at the net asset value next calculated after the Transfer Agent receives your exchange request. The shares you want to acquire will be purchased at the net asset value next calculated after the Transfer Agent receives your request in proper form.

     The Funds reserve the right to terminate or modify the exchange privileges of any shareholder, broker, investment adviser or agent who requests a significant number of exchange transactions, either for oneself or one's customers, upon 60 days notice. The Funds will consider the number of exchanges requested, the time within which requests are made, and the level of expense to the Funds or adverse effects to other shareholders.

     TRANSFER OF REGISTRATION. To transfer shares to another owner, send a written request to the Funds at the address shown herein. Your request should include the following: (1) the Fund name and existing account registration; (2) signature(s) of the registered owner(s) exactly as the signature(s) appear(s) on the account registrations; (3) the new account registration, address, social security or taxpayer identification number and how dividends and capital gains are to be distributed; (4) signature guarantees (see "How to Redeem Shares" in the Prospectus); and (5) any additional documents which are required for transfer by corporations, administrators, executors, trustees, guardians, etc. If you have any questions about transferring shares, call or write the Funds.

TAXES
-----

     The Prospectus describes generally the tax treatment of distributions by the Funds. This section of the Statement of Additional Information includes additional information concerning federal taxes.

     Each Fund intends to qualify annually for the special tax treatment afforded a "regulated investment company" under Subchapter M of the Internal Revenue Code so that it does not pay federal taxes on income and capital gains distributed to shareholders. To so qualify a Fund must, among other things: (1) derive at least 90% of its gross income in each taxable year from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock, securities or foreign currency, certain other income (including but not limited to gains from options, futures and forward contracts) derived with respect to its business of investing in stock, securities or currencies or from net income derived from an interest in a qualified publicly traded partnership ("PTP"); and (2) diversify its holdings so that at the end of each quarter of its taxable year the following two conditions are met: (a) at least 50% of the value of the Fund's total assets is represented by cash, U.S. Government securities, securities of other regulated investment companies and other securities (for this purpose such other securities will qualify only if the Fund's investment is limited in respect to any issuer to an amount not greater than 5% of the value of the Fund's total assets and not greater than 10% of the outstanding voting securities of such issuer); and (b) not more than 25% of the value of the Fund's total assets is invested in the securities (other than U.S. Government securities or securities of other regulated investment companies) of any one issuer, the securities of any two or more issuers that the Fund controls and which are determined to be engaged in the same or similar trades or businesses or related trades or businesses, or the securities of one or more qualified PTPs. For these purposes, a qualified PTP is generally a PTP other than one where at least 90% of its gross income is gross income that would otherwise be qualifying income for a regulated investment company.

     Each Fund's net realized capital gains from securities transactions will be distributed only after reducing such gains by the amount of any available capital loss carryforwards. Capital losses may be carried forward to offset any capital gains for eight years, after which any undeducted capital loss remaining is lost as a deduction.

     A federal excise tax at the rate of 4% will be imposed on the excess, if any, of a Fund's "required distribution" over actual distributions in any calendar year. Generally the "required distribution" is 98% of a Fund's ordinary income for the calendar year plus 98% of its net capital gains recognized during the one year period ending on October 31 of the calendar year plus undistributed amounts from prior years. Each Fund intends to make distributions sufficient to avoid imposition of the excise tax.

     TAXATION OF THE SHAREHOLDER. Dividends from net investment income and net short-term capital gains are generally taxable to the shareholder as ordinary income. Distributions of long-term capital gains are taxable as long-term capital gains regardless of the length of time shares of the Funds have been held. Distributions are taxable, whether received in cash or reinvested in shares of the Funds.

     Individual shareholders may benefit from lower rates applicable to long-term capital gains on certain distributions that are attributable to certain dividends received by the Funds from U.S. corporations and certain foreign corporations ("Qualified Dividends"). Such dividends are scheduled to be taxed at ordinary income rates starting in 2009. It appears that for an individual shareholder to benefit from the lower tax rate on Qualified Dividends, the shareholder must hold shares in the Fund, and the Fund must hold shares in the dividend-paying corporation at least 61 days during a prescribed period. Under current IRS practice, the prescribed period is the 121-day period beginning 60 days before the date on which the shareholder or the Fund, as the case may be, becomes entitled to receive the dividend. Furthermore, in determining the holding period for this purpose, any period during which the recipient's risk of loss is offset by means of options, short sales or similar instruments is not included. Additionally, an individual shareholder would not benefit from the lower tax rate to the extent it or the Fund is obligated (e.g., pursuant to a short sale) to make related payments with respect to positions in substantially similar or related property.

     It is anticipated that amounts distributed by the Funds that are attributable to certain dividends received from domestic corporations will qualify for the 70% dividends-received deduction for corporate shareholders. A corporate shareholder's dividends-received deduction will be disallowed unless it holds shares in the Fund, and the Fund holds shares in the dividend-paying corporation, at least 46 days during the 91-day period beginning 45 days before the date on which the shareholder or the Fund, as the case may be, becomes entitled to receive the dividend. In determining the holding period for this purpose, any period during which the recipient's risk of loss is offset by means of options, short sales or similar transactions is not counted. Furthermore, the dividends-received deduction will be disallowed to the extent a corporate shareholder's investment in shares of the Fund, or the Fund's investment in the shares of the dividend-paying corporation, is financed with indebtedness. Additionally, a corporate shareholder would not benefit to the extent it or the Fund is obligated (e.g., pursuant to a short sale) to make related payments with respect to positions in substantially similar or related property.

     Each shareholder is advised annually of the source of distributions for federal income tax purposes. A shareholder who is not subject to federal income tax will not be required to pay tax on distributions received.

     If a shareholder fails to furnish his social security or other tax identification number or to certify properly that it is correct, the Funds may be required to withhold federal income tax at the rate of 28% (backup withholding) from dividend, capital gain and redemption payments to him. Dividend and capital gains distributions may also be subject to backup withholding if the shareholder fails to certify properly that he is not subject to backup withholding.

     Taxable distributions generally are included in a shareholder's gross income for the taxable year in which they are received. However, dividends declared in October, November and December and made payable to shareholders of record in such month will be deemed to have been received on December 31st if paid by the Funds during the following January.

     Distributions by a Fund will result in a reduction in the market value of the Fund's shares. Should a distribution reduce the market value below a shareholder's cost basis, such distribution would be taxable to the shareholder as ordinary income or as a long-term capital gain, even though, from an investment standpoint, it may constitute a partial return of capital. In particular, investors should be careful to consider the tax implications of buying shares of a Fund just prior to a distribution. The price of such shares includes the amount of any forthcoming distribution so that those investors may receive a return of investment upon distribution which will, nevertheless, be taxable to them.

     A redemption of shares is a taxable event and, accordingly, a capital gain or loss may be recognized. Investors should consult their tax advisor regarding the effect of federal, state, local, and foreign taxes on an investment in the Funds.

     Any loss arising from the sale or redemption of shares of the Funds held for six months or less will be treated for federal income tax purposes as a long-term capital loss to the extent of any amount of capital gain dividends received by the shareholder with respect to such Fund shares. For purposes of determining whether shares of a Fund have been held for six months or less, a shareholder's holding period is suspended for any periods during which the shareholder's risk of loss is diminished as a result of holding one or more other positions in substantially similar or related property or through certain options or short sales.

     Pursuant to Treasury Regulations directed at tax shelter activity, taxpayers are required to disclose to the Internal Revenue Service certain information on Form 8886 if they participate in a "reportable transaction". A transaction may be a "reportable transaction" based upon any of several indicia with respect to a shareholder, including the existence of significant book-tax differences or the recognition of a loss in excess of certain thresholds. A significant penalty is imposed on taxpayers who participate in a "reportable transaction" and fail to make the required disclosure. Investors should consult their own tax advisors concerning any possible disclosure obligation with respect to their investment in shares of the Funds.

     Information set forth in the Prospectus and this SAI which relates to federal taxation is only a summary of some of the important federal tax considerations generally affecting shareholders. No attempt has been made to present a detailed explanation of the federal income tax treatment of the Funds or their shareholders and this description is not intended as a substitute for federal tax planning. Accordingly, shareholders of the Funds are urged to consult their tax advisors with specific reference to their own tax situation. In addition, the tax discussion in the Prospectus and this SAI is based on tax laws and regulations which are in effect on the date of the Prospectus and this SAI; these laws and regulations may be changed by legislative or administrative action.

REDEMPTION IN KIND
------------------

     Each Fund, when it is deemed to be in the best interests of the Fund's shareholders, may make payment for shares repurchased or redeemed in whole or in part in securities of the Fund taken at current value. Should payment be made in securities, the redeeming shareholder will generally incur brokerage costs in converting such securities to cash and will bear market risk until the securities received are converted into cash. Portfolio securities which are issued in an in-kind redemption will be readily marketable.

HISTORICAL PERFORMANCE INFORMATION
----------------------------------

     From time to time, each Fund may advertise average annual total return. Average annual total return quotations will be computed by finding the average annual compounded rates of return over 1, 5 and 10 year periods that would equate the initial amount invested to the ending redeemable value, according to the following formula:

                                P (1 + T)n = ERV

Where:

P =   a hypothetical initial payment of $1,000
T =   average annual total return
n =   number of years
ERV = ending redeemable value of a hypothetical $1,000 payment made at the beginning of the 1, 5 and 10 year periods at the end of the 1, 5 or 10 year periods (or fractional portion thereof)


The calculation of average annual total return assumes the reinvestment of all dividends and distributions. If a Fund has been in existence less than one, five or ten years, the time period since the date of the initial public offering of shares will be substituted for the periods stated.


     The Funds may also quote average annual total return over the specified periods: (1) after taxes on Fund distributions; and (2) after taxes on Fund distributions and redemption of Fund shares at the end of the period. The calculations assume deduction of all taxes due on such Fund distributions. The ending redeemable value is determined by assuming a complete redemption at the end of the period covered by the computation and, in the case of returns after taxes on distributions and redemption of Fund shares, includes the deduction of capital gains taxes resulting from the redemption or, if appropriate, an adjustment to take into account the tax benefit from any capital losses that may have resulted from the redemption. After-tax returns are calculated using the highest applicable individual federal marginal tax rate in effect on the reinvestment date of a distribution. The tax rates used correspond to the tax character of each component of the distributions (that is, the ordinary income tax rate for ordinary income distributions and the long-term capital gains rate for capital gains distributions). The tax rates may vary over the course of the measurement period. State and local tax liabilities are disregarded, as are the effect of phaseouts of certain exemptions, deductions and credits at various income levels and the impact of the federal alternative minimum income tax. Actual after-tax returns will depend on an investor's tax situation and may differ from those shown. The after-tax returns are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. The Funds' past performance, before and after taxes, is not necessarily an indication of how the Funds will perform in the future.

     The table below shows the average annual total returns for periods ended December 31, 2006 for the Ave Maria Catholic Values Fund, the Ave Maria Growth Fund, the Ave Maria Rising Dividend Fund and the Ave Maria Bond Fund:

                                                                Since Inception
                                        One Year   Five Years     (May 1, 2001)
                                        --------   ----------   ---------------
Ave Maria Catholic Values Fund
  Return Before Taxes                    14.19%      12.14%          11.65%
  Return After Taxes on Distributions    13.50%      11.74%          11.28%
  Return After Taxes on Distributions
    and Sale of Fund Shares              10.16%      10.60%          10.18%

                                                                Since Inception
                                        One Year                 (May 1, 2003)
                                        --------                ---------------
Ave Maria Growth Fund
  Return Before Taxes                    15.76%                      16.32%
  Return After Taxes on Distributions    15.62%                      16.26%
  Return After Taxes on Distributions
    and Sale of Fund Shares              10.44%                      14.24%

                                                                Since Inception
                                        One Year                 (May 2, 2005)
                                        --------                ---------------
Ave Maria Rising Dividend Fund
  Return Before Taxes                    17.89%                      14.77%
  Return After Taxes on Distributions    17.29%                      14.34%
  Return After Taxes on Distributions
    and Sale of Fund Shares              12.35%                      12.61%

                                                                Since Inception
                                        One Year                 (May 1, 2003)
                                        --------                ---------------
Ave Maria Bond Fund (Class I)
  Return Before Taxes                     6.16%                      4.37%
  Return After Taxes on Distributions     4.79%                      3.25%
  Return After Taxes on Distributions
    and Sale of Fund Shares               4.22%                      3.15%

Ave Maria Bond Fund (Class R)
  Return Before Taxes                     5.95%                      4.01%
  Return After Taxes on Distributions     4.69%                      3.00%
  Return After Taxes on Distributions
    and Sale of Fund Shares               4.08%                      2.90%

Average annual total returns are not presented for the Ave Maria Opportunity Fund because it has not yet completed a full calendar year of operations.

     Each Fund may also advertise total return (a "nonstandardized quotation") which is calculated differently from average annual total return. A nonstandardized quotation of total return may be a cumulative return which measures the percentage change in the value of an account between the beginning and end of a period, assuming no activity in the account other than reinvestment of dividends and capital gains distributions. The cumulative return for the Ave Maria Catholic Values Fund as calculated in this manner for the period since inception (May 1, 2001) to December 31, 2006 is 86.74%. For the period since inception (May 1, 2003) to December 31, 2006, the cumulative return of the Ave Maria Growth Fund as calculated in this manner was 74.10%, and the cumulative returns of the Ave Maria Bond Fund as calculated in this manner were 15.52% for Class R shares and 16.98% for Class I shares. For the period since inception (May 2, 2005) to December 31, 2006, the cumulative return of the Ave Maria Rising Dividend Fund as calculated in this manner was 25.80%. A nonstandardized quotation may also indicate average annual compounded rates of return over periods other than those specified for average annual total return. For example, the average annual compounded rate of return for the three year period ended December 31, 2006 is 13.21% for the Ave Maria Catholic Values Fund, 12.16% for the Ave Maria Growth Fund, and 4.48% and 4.12% for Class I and Class R shares, respectively, of the Ave Mara Bond Fund. A nonstandardized quotation of total return will always be accompanied by a Fund's average annual total returns as described above.


     From time to time, the Ave Maria Bond Fund may advertise its yield. A yield quotation is based on a 30-day (or one month) period and is computed by dividing the net investment income per share earned during the period by the maximum offering price per share on the last day of the period, according to the following formula:

                         Yield = 2 [(a-b/cd + 1)(6) - 1]

Where:

a = dividends and interest earned during the period b = expenses accrued for the period (net of reimbursements) c = the average daily number of shares outstanding during the period that were entitled to receive dividends
d = the maximum offering price per share on the last day of the period


Solely for the purpose of computing yield, dividend income is recognized by accruing 1/360 of the stated dividend rate of the security each day that the Fund owns the security. Generally, interest earned (for the purpose of "a" above) on debt obligations is computed by reference to the yield to maturity of each obligation held based on the market value of the obligation (including actual accrued interest) at the close of business on the last business day prior to the start of the 30-day (or one month) period for which yield is being calculated, or, with respect to obligations purchased during the month, the purchase price (plus actual accrued interest). With respect to the treatment of discounts and premiums on mortgage or other receivables-backed obligations which are expected to be subject to monthly paydowns of principal and interest, gain or loss attributable to actual monthly paydowns is accounted for as an increase or decrease to interest income during the period and discount or premium on the remaining security is not amortized. The yields of Class R and Class I shares of the Ave Maria Bond Fund for the 30-day period ended December 31, 2006 were 4.00% and 4.30%, respectively.


     The performance quotations described above are based on historical earnings and are not intended to indicate future performance.

     From time to time the Funds may advertise their performance rankings as published by recognized independent mutual fund statistical services such as
Morningstar, Inc. or Lipper, or by publications of general interest such as FORBES, MONEY, THE WALL STREET JOURNAL, BUSINESS WEEK, BARRON'S or FORTUNE. The Funds may also compare their performance to that of other selected mutual funds, averages of the other mutual funds within their categories as determined by Morningstar or Lipper, or recognized indicators such as the Dow Jones Industrial Average, the Standard & Poor's 500 Index, the Russell 2000 Index, the NASDAQ Composite Index and the Value Line Composite Index. In connection with a ranking, the Funds may provide additional information, such as the particular category of funds to which the ranking relates, the number of funds in the category, the criteria upon which the ranking is based, and the effect of fee waivers and/or expense reimbursements, if any. The Funds may also present their performance and other investment characteristics, such as volatility or a temporary defensive posture, in light of the Adviser's view of current or past market conditions or historical trends.

     In assessing such comparisons of performance an investor should keep in mind that the composition of the investments in the reported indices and averages is not identical to a Fund's portfolio, that the averages are generally unmanaged and that the calculations of such averages may not be identical to the formula used by a Fund to calculate its performance. In addition, there can be no assurance that the Funds will continue this performance as compared to such other averages.

PRINCIPAL SECURITY HOLDERS
--------------------------


     As of April 1, 2007, Calhoun & Co., c/o Comerica Bank, for the benefit of the Thomas S. Monaghan Trust, P.O. Box 75000, Detroit, Michigan 48275, owned of record 40.1% of the outstanding shares of the Ave Maria Bond Fund, including 100% of the Ave Maria Bond Fund's Class I shares; 69.8% of the outstanding shares of the Ave Maria Opportunity Fund; and 11.7% of the outstanding shares of the Ave Maria Rising Dividend Fund. As a result, Thomas S. Monaghan may be deemed to control the Ave Maria Bond Fund and the Ave Maria Opportunity Fund. Generally, an individual or entity holding with power to vote more than 50% of a Fund's shares would be able to determine the outcome of any issue submitted to shareholders for a vote.

     As of April 1, 2007, Charles Schwab & Co., Inc., 101 Montgomery Street, San Francisco, California 94104, owned of record 7.4% of the outstanding Class R shares of the Ave Maria Bond Fund, 7.6% of the outstanding shares of the Ave Maria Growth Fund and 6.7% of the outstanding shares of the Ave Maria Catholic Values Fund; Nap & Co., 7650 Magna Drive, Belleville, Illinois 62223, owned of record 18.8% of the outstanding shares of the Ave Maria Rising Dividend Fund; Associated Trust Company as Custodian for the Catholic Knights, P.O. Box 22037, Green Bay, Wisconsin 54305, owned of record 7.9% of the outstanding shares of the Ave Maria Rising Dividend Fund; Louis C. and Mary Jo Argenta, c/o Schwartz Investment Counsel, 3707 W. Maple Road, Suite 100, Bloomfield Hills, Michigan 48301, owned of record 6.2% of the outstanding shares of the Ave Maria Opportunity Fund; James R. and Ann M. Longon, c/o Schwartz Investment Counsel, 3707 W. Maple Road, Suite 100, Bloomfield Hills, Michigan 48301, owned of record 5.6% of the outstanding Class R shares of the Ave Maria Bond Fund; the Basilian Fathers of Milford Michigan Tuition Assistance Fund, c/o Schwartz Investment Counsel, 3707 W. Maple Road, Suite 100, Bloomfield Hills, Michigan 48301, owned of record 5.6% of the outstanding Class R shares of the Ave Maria Bond Fund; and the Community Foundation for Southeast Michigan, 333 W. Fort Street, Suite 2010, Detroit, Michigan 48226, owned of record 19.0% of the outstanding Class R shares of the Ave Maria Bond Fund.

     As of April 1, 2007, the Trustees and officers of the Trust as a group owned of record or beneficially less than 1% of the outstanding shares of each of the Funds.

CUSTODIAN
---------

     U.S. Bank, N.A., 425 Walnut Street, Cincinnati, Ohio 45202, has been retained to act as custodian for the Funds' investments. As custodian, U.S. Bank, N.A. acts as the Funds' depository, safekeeps its portfolio securities, collects all income and other payments with respect thereto, disburses funds as instructed and maintains records in connection with its duties.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
---------------------------------------------


     The firm of Deloitte & Touche LLP, 111 South Wacker Drive, Chicago, Illinois 60606, has been selected as the independent registered public accounting firm for the Trust for the fiscal year ending December 31, 2007. Deloitte & Touche LLP performs an annual audit of the Funds' financial statements and advises the Funds as to certain accounting matters.


LEGAL COUNSEL
-------------

     Sullivan & Worcester LLP, 1666 K Street, NW, Washington, D.C. 20006, serves as counsel to the Trust.

TRANSFER AGENT
--------------

     The Funds' transfer agent, Ultimus Fund Solutions, LLC ("Ultimus"), 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246, maintains the records of each shareholder's account, processes purchases and redemptions of the Funds' shares and acts as dividend and distribution disbursing agent. Ultimus also provides administrative services to the Funds, calculates daily net asset value per share and maintains such books and records as are necessary to enable Ultimus to perform its duties. For the performance of these services, each Fund (except the Ave Maria Bond Fund) pays Ultimus a fee at the annual rate of 0.15% of the average value of its daily net assets and the Ave Maria Bond Fund pays Ultimus a fee at the annual rate of 0.10% of the average value of its daily net assets, provided, however, that the minimum fee is $4,000 per month with respect to each Fund. In addition, the Funds pay out-of-pocket expenses, including but not limited to, postage, stationery, checks, drafts, forms, reports, record storage, communication lines and the costs of external pricing services.


     During the fiscal years ended December 31, 2006, 2005 and 2004, Ultimus received fees from the Ave Maria Catholic Values Fund of $370,007, $363,821 and $287,303, respectively; fees from the Ave Maria Growth Fund of $109,000, $86,575 and $52,862, respectively; and fees from the Ave Maria Bond Fund of $53,031, $57,197 and $48,000, respectively. During the fiscal periods ended December 31, 2006 and 2005, Ultimus received fees from the Ave Maria Rising Dividend Fund of $49,354 and $32,000, respectively. During the fiscal period ended December 31, 2006, Ultimus received fees from the Ave Maria Opportunity Fund of $32,000.


THE DISTRIBUTOR
---------------

     Ultimus Fund Distributors, LLC (the "Distributor"), 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246, serves as principal underwriter for the Funds pursuant to a Distribution Agreement. Shares are sold on a continuous basis by the Distributor. The Distributor has agreed to use its best efforts to solicit orders for the sale of Fund shares, but it is not obliged to sell any particular amount of shares. The Distribution Agreement provides that, unless sooner terminated, it will continue in effect so long as such continuance is approved at least annually: (1) by the Board of Trustees or a vote of a majority of the outstanding shares; and (2) by a majority of the Independent Trustees by vote cast in person at a meeting called for the purpose of voting on such approval. The Distribution Agreement may be terminated by a Fund at any time, without the payment of any penalty, by vote of a majority of the Board of Trustees of the Trust or by vote of a majority of the outstanding shares of the Fund on sixty days written notice to the Distributor, or by the Distributor at any time, without the payment of any penalty, on sixty days written notice to the Trust. The Distribution Agreement will automatically terminate in the event of its assignment. The Distributor is a wholly-owned subsidiary of Ultimus, and Robert G. Dorsey, Mark J. Seger and John F. Splain are each Managing Directors of the Distributor and officers of the Trust.


     Prior to September 1, 2006, shares of the Ave Maria Catholic Values Fund and the Ave Maria Growth Fund and Class R shares of the Ave Maria Bond Fund were subject to a contingent deferred sales charge. During the fiscal years ended December 31, 2006 and 2005, the Distributor collected $1,337 and $33,893, respectively, in contingent deferred sales charges on redemptions of shares of the Ave Maria Catholic Values Fund; $2,091 and $20,888, respectively, in contingent deferred sales charges on redemptions of shares of the Ave Maria Growth Fund; and $565 and $4,099, respectively, in contingent deferred sales charges on redemptions of Class R shares of the Ave Maria Bond Fund. Prior to December 31, 2004, Schwartz Fund Distributors, LLC, a wholly-owned subsidiary of the Adviser, served as the Trust's principal underwriter. During the fiscal year ended December 31, 2004, Schwartz Fund Distributors, Inc. collected $6,365 in contingent deferred sales charges on redemptions of shares of the Ave Maria Catholic Values Fund, $3,000 in contingent deferred sales charges on redemptions of shares of the Ave Maria Growth Fund, and $857 in contingent deferred sales charges on redemptions of Class R shares of the Ave Maria Bond Fund.


FINANCIAL STATEMENTS
--------------------


     The financial statements of the Funds, which have been audited by Deloitte & Touche LLP, are incorporated herein by reference to the Annual Report of the Funds dated December 31, 2006.

                        APPENDIX A (RATINGS DESCRIPTIONS)
                        ---------------------------------

     The various ratings used by Moody's Investors Service, Inc. ("Moody's") and Standard & Poor's Ratings Group ("S&P") are described below. A rating by a nationally recognized statistical rating organization ("NRSRO") represents the organization's opinion as to the credit quality of the security. However, the ratings are general and are not absolute standards of quality or guarantees as to the creditworthiness of an issuer. Consequently, the Adviser believes that the quality of corporate bonds and preferred stocks in which the Funds may invest should be continuously reviewed and that individual analysts give different weightings to the various factors involved in credit analysis. A rating is not a recommendation to purchase, sell or hold a security because it does not take into account market value or suitability for a particular investor. When a security has received a rating from more than one NRSRO, each rating is evaluated independently. Ratings are based on current information furnished by the issuer or obtained by the NRSROs from other sources that they consider reliable. Ratings may be changed, suspended or withdrawn as a result of changes in or unavailability of such information, or for other reasons.

     THE RATINGS OF MOODY'S AND S&P FOR CORPORATE BONDS AND CONVERTIBLE DEBT IN WHICH EACH FUND MAY INVEST ARE AS FOLLOWS:

     Moody's Investors Service, Inc.
     -------------------------------

     Aaa - Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged". Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

     Aa - Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

     A - Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

     Baa - Bonds which are rated Baa are considered as medium-grade obligations, (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

     Ba - Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

     B - Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

     Caa - Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

     Ca - Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

     C - Bonds which are rated C are the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

     Standard & Poor's Ratings Group
     -------------------------------

     AAA - Bonds rated AAA have the highest rating assigned by Standard & Poor's to a debt obligation. Capacity to pay interest and repay principal is extremely strong.

     AA - Bonds rated AA have a very strong capacity to pay interest and repay principal and differ from the highest rated issues only in small degree.

     A - Bonds rated A have a strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than bonds in higher rated categories.

     BBB - Bonds rated BBB are regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for bonds in this category than for bonds in higher rated categories.

     BB, B, CCC and CC - Bonds rated BB, B, CCC and CC are regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. BB indicates the lowest degree of speculation and CC the highest degree of speculation. While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

     C - The rating C is reserved for income bonds on which no interest is being paid.

     D - Bonds rated D are in default, and payment of interest and/or repayment of principal is in arrears.

     THE RATINGS OF MOODY'S AND S&P FOR PREFERRED STOCKS IN WHICH EACH FUND MAY INVEST ARE AS FOLLOWS:

     Moody's Investors Service, Inc.
     -------------------------------

     aaa - An issue which is rated aaa is considered to be a top-quality preferred stock. This rating indicates good asset protection and the least risk of dividend impairment within the universe of preferred stocks.

     aa - An issue which is rated aa is considered a high-grade preferred stock. This rating indicates that there is reasonable assurance that earnings and asset protection will remain relatively well-maintained in the foreseeable future.

     a - An issue which is rated a is considered to be an upper-medium grade preferred stock. While risks are judged to be somewhat greater than in the "aaa" and "aa" classifications, earnings and asset protection are, nevertheless, expected to be maintained at adequate levels.

     baa - An issue which is rated baa is considered to be medium grade, neither highly protected nor poorly secured. Earnings and asset protection appear adequate at present but may be questionable over any great length of time.

     ba - An issue which is rated ba is considered to have speculative elements and its future cannot be considered well-assured. Earnings and asset protection may be very moderate and not well-safeguarded during adverse periods. Uncertainty of position characterizes preferred stocks in this class.

     b - An issue which is rated b generally lacks the characteristics of a desirable investment. Assurance of dividend payments and maintenance of other terms of the issue over any long period of time may be small.

     caa - An issue which is rated caa is likely to be in arrears on dividend payments. This rating designation does not purport to indicate the future status of payments.

     ca - An issue rated ca is speculative to a high degree and is likely to be in arrears on dividends with little likelihood of eventual payments.

     c - An issue rated c is the lowest rated class of preferred stock. Issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

     Standard & Poor's Ratings Group
     -------------------------------

     AAA - This is the highest rating that may be assigned by Standard & Poor's to a preferred stock issue and indicates an extremely strong capacity to pay the preferred stock obligations.

     AA  -  Preferred   stock  rated  AA  also  qualifies  as  a   high-quality,
fixed-income security. The capacity to pay preferred stock obligations is very strong, although not as overwhelming as for issues rated AAA.

     A - An issue rated A is backed by a sound capacity to pay the preferred stock obligations, although it is somewhat more susceptible to the diverse effects of changes in circumstances and economic conditions.

     BBB - An issue rated BBB is regarded as backed by an adequate capacity to pay the preferred stock obligations. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to make payments for a preferred stock in this category than for issues in the A category.

     BB, B and CCC - Preferred stock rated BB, B and CCC are regarded, on balance, as predominantly speculative with respect to the issuer's capacity to pay preferred stock obligations. BB indicates the lowest degree of speculation and CCC the highest degree of speculation. While such issues will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

     CC - The rating CC is reserved for a preferred stock issue in arrears on dividends or sinking fund payments but that is currently paying.

     C - Preferred stock rated C is a non-paying issue.

     D - Preferred stock rated D is a non-paying issue with the issuer in default on debt instruments.

                APPENDIX B (PROXY VOTING POLICIES AND PROCEDURES)
                -------------------------------------------------

     SCHWARTZ INVESTMENT TRUST AND SCHWARTZ INVESTMENT COUNSEL, INC.

                      PROXY VOTING POLICIES AND PROCEDURES

Schwartz  Investment  Trust and  Schwartz  Investment  Counsel,  Inc.  intend to exercise a voice on behalf of its shareholders and clients in matters of corporate governance through the proxy voting process. We take our fiduciary responsibilities very seriously and believe the right to vote proxies is a significant asset of shareholders and clients. We exercise our voting responsibilities as a fiduciary, solely with the goal of maximizing the value of our shareholders' and clients' investments.

Schwartz Investment Trust's ("SIT") Board of Trustees has delegated to Schwartz Investment Counsel, Inc. ("SICI") the responsibility of overseeing voting policies and decisions for the Trust. Our proxy voting principles for Schwartz Investment Trust and other clients are summarized below, with specific examples of voting decisions for the types of proposals that are most frequently presented.

General Policy for Voting Proxies
---------------------------------

SICI will vote proxies solely in the interests of clients. Any conflict of interest must be resolved in the way that will most benefit clients. Since the quality and depth of management is a primary factor considered when investing in a company, substantial weight is given to the recommendation of management on any issue. However, SICI will consider each issue on its own merits, and the position of a company's management will not be supported in any situation where it is found not to be in the best interests of clients. Proxy voting, absent any unusual circumstances or conflicts of interest, will be conducted in accordance with the procedures set forth below.

Conflicts of Interest
---------------------

SICI recognizes that under certain circumstances it may have a conflict of interest in voting proxies on behalf of clients. Such circumstances may include, but are not limited to, situations where SICI or one or more of its affiliates, including officers, directors and employees, has or is seeking a client relationship with the issuer of the security that is the subject of the proxy vote. SICI shall periodically inform its employees that they are under an obligation to be aware of the potential for conflicts of interest on the part of SICI with respect to voting proxies on behalf of clients, both as a result of the employee's personal relationships and due to circumstances that may arise during the conduct of SICI's business, and to bring conflicts of interest of which they become aware to the attention of the Proxy Manager. SICI shall not vote proxies relating to such issuers on behalf of client accounts until it has determined that the conflict of interest is not material, or as it relates to SIT's holdings, a method of resolving such conflict of interest has been agreed upon by the Committee of Independent Trustees. A conflict of interest will be considered material to the extent that it is determined that such conflict has the potential to influence SICI's decision-making in voting a proxy. Materiality determinations will be based upon an assessment of the particular facts and circumstances. If the Proxy Manager determines that a conflict of interest is not material, SICI may vote proxies notwithstanding the existence of a conflict. If the conflict of interest is determined to be material as it relates to SIT's holdings, the conflict shall be disclosed to the Committee of Independent Trustees and SICI shall follow the instructions of the Committee of Independent Trustees. The Proxy Manager shall keep a record of all materiality decisions and SICI's Chief

Compliance Officer shall report them to the Committee of Independent Trustees on a quarterly basis.

Election of the Board of Directors
----------------------------------
SICI believes that good governance starts with an independent board, unfettered by significant ties to management, all of whose members are elected annually. In addition, key board committees should be entirely independent.

SICI will generally support the election of directors that result in a board made up of a majority of independent directors.

SICI will hold directors accountable for the actions of the committees on which they serve. For example, SICI will withhold votes for nominees who serve on the compensation committee if they approve excessive compensation arrangements or propose equity-based compensation plans that unduly dilute the ownership interests of stockholders.

SICI will support efforts to declassify existing boards. SICI will vote against efforts by companies to adopt classified board structures, or impose "poison pills" on its shareholders or adopt multiple classes of stock.

Approval of Independent Auditors
--------------------------------
SICI believes that the relationship between the company and its auditors should be limited primarily to the audit engagement, although it may include certain closely related activities that do not, in the aggregate, impair independence.

Equity-based Compensation Plans
-------------------------------
SICI believes that appropriately designed equity-based compensation plans, approved by shareholders, can be an effective way to align the interests of long-term shareholders and the interests of management, employees, and directors. Conversely, SICI is opposed to plans that substantially dilute shareholders' ownership interest in the company, provide participants with excessive awards, or have inherently objectionable structural features.

SICI will generally vote against plans where total potential dilution (including all equity-based plans) exceeds 10% of shares outstanding.

SICI will generally vote against plans if annual option grants have exceeded 2% of shares outstanding.

These total and annual dilution thresholds are guidelines, not ceilings, and when assessing a plan's impact on our shareholdings SICI considers other factors such as the nature of the industry and size of the company.

SICI will vote against plans that have any of the following structural features:

     o    Ability to re-price underwater options

     o Ability to issue options with an exercise price below the stock's current market price.

     o    Ability to issue  reload  options.

     o    Automatic share replenishment ("evergreen") feature.

SICI will support measures intended to increase long-term stock ownership by executives. These may include:

     o Requiring senior executives to hold a minimum amount of stock in the company (frequently expressed as a certain multiple of the executive's salary).

     o Requiring stock acquired through option exercise to be held for a certain period of time.

     o    Using restricted stock grants instead of options.

To this end, SICI supports expensing the fair value of option grants because it substantially eliminates their preferential financial statement treatment vis-a-vis stock grants, furthering SICI's case for increased ownership by corporate leaders and employees.

SICI will support the use of employee stock purchase plans to increase company stock ownership by employees, provided that shares purchased under the plan are acquired for no less than 85% of their market value.

Corporate Structure and Shareholder Rights
------------------------------------------
SICI believes that shareholders should have voting power equal to their equity interest in the company and should be able to approve (or reject) changes to the corporation's by-laws by a simple majority vote.

SICI will support proposals to remove super-majority (typically from 66.7% to 80%) voting requirements for certain types of proposals. SICI will vote against proposals to impose super-majority requirements.

SICI will vote for proposals to lower barriers to shareholder action (e.g., limited rights to call special meetings, limited rights to act by written consent).

SICI will vote against proposals for a separate class of stock with disparate voting rights.

SICI will generally vote for proposals to subject shareholder rights plans ("poison pills") to a shareholder vote. In evaluating these plans, SICI will be more likely to support arrangements with short-term (less than 3 years) sunset provisions, qualified bid/permitted offer provisions ("chewable pills") and/or mandatory review by a committee of independent directors at least every three years (so-called "TIDE" provisions).

Corporate and Social Policy Issues
----------------------------------
SICI believes that "ordinary business matters" are primarily the responsibility of management and should be approved solely by the corporation's board of directors. Proposals in this category, initiated primarily by shareholders, typically request that the company disclose or amend certain business practices.

SICI generally votes against these types of proposals, though exceptions may be made in certain instances where SICI believes a proposal has substantial economic implications.

Proxy Voting Process
--------------------
Proxy voting is subject to the supervision of Robert M. Dailey, CFA, Senior Vice President of SICI ("Proxy Manager"). Reasonable efforts will be made to obtain proxy materials and to vote in a timely fashion. Records will be maintained regarding the voting of proxies under these policies and procedures.

                               [GRAPHIC OMITTED]






                                          SCHWARTZ INVESTMENT TRUST
         AVE MARIA
           MUTUAL
           FUNDS


AVE MARIA CATHOLIC VALUES FUND

   AVE MARIA GROWTH FUND

AVE MARIA RISING DIVIDEND FUND

 AVE MARIA OPPORTUNITY FUND

    AVE MARIA BOND FUND



                                                  ANNUAL REPORT
                                                      2006

SHAREHOLDER ACCOUNTS               AVE MARIA               CORPORATE OFFICES
  c/o Ultimus Fund                   MUTUAL                3707 W. Maple Road
   Solutions, LLC                    FUNDS                    Suite 100
   P.O. Box 46707                                     Bloomfield Hills, MI 48301
Cincinnati, OH 45246            [GRAPHIC OMITTED]           (248) 644-8500
   (888) 726-9331                                         Fax (248) 644-4250

Dear Shareowner of:

           Ave Maria Catholic Values Fund (AVEMX), started May 1, 2001 Ave Maria Growth Fund (AVEGX), started May 1, 2003
           Ave Maria Bond Fund (AVEFX), started May 1, 2003
           Ave Maria Rising Dividend Fund (AVEDX), started May 2, 2005 Ave Maria Opportunity Fund (AVESX), started May 1, 2006
           Ave Maria Money Market Account, started July 1, 2006

The family of Ave Maria Mutual Funds continued to grow in 2006, with the addition of the Ave Maria Opportunity Fund (AVESX), a small-cap focused mutual fund, and the Ave Maria Money Market Account. With these two new investment vehicles added to our list of offerings, pro-life and pro-family investors have an even wider array of diversification options.

On July 1, 2006, Schwartz Investment Counsel, Inc., the investment manager of all the Ave Maria Mutual Funds, entered into a joint venture with Federated Securities, Inc. to offer the Ave Maria Money Market Account. This money market Fund is managed by Federated, and adheres to the same moral principles as all the Ave Maria Mutual Funds. Federated Securities, Inc. is Pittsburgh-based and is one of the largest and oldest managers of money market funds in the country. We are blessed to be in partnership with this highly respected firm.

As portfolio managers of the Ave Maria Mutual Funds, we screen out companies based on the guidelines established by our Catholic Advisory Board. This eliminates from consideration companies related to abortion, pornography, and companies which offer their employees non-marital partner benefits. Apparently that approach has appeal; at least 15,000 people, at last count, have invested in the Ave Maria Mutual Funds.

Importantly, the investment performance of all the Ave Maria Funds has been respectable. I'm happy to report that Morningstar* has recently rated each of our three Funds which are more than three years old - Catholic Values, Growth, and Bond - a 4-star rating (out of 5 stars). Our investment research emphasis on fundamentals with a long-term focus seems to be working.

Thanks for being a shareowner.
                                   Sincerely,


                            /s/ George P. Schwartz

                             George P. Schwartz, CFA
                                    President

January 31, 2007



* Source: Morningstar 12/31/06. For each fund with at least a 3-year history, Morningstar calculates a risk-adjusted measure that accounts for variation in a fund's monthly performance (including the effects of all sales charges), placing more emphasis on downward variations and rewarding consistent performance. The top 10% of funds in each category receive a Morningstar Rating(TM) of 5 stars, the next 22.5% receive 4 stars, the next 35% receive 3 stars, the next 22.5% receive 2 stars, and the bottom 10% receive 1 star. The Ave Maria Catholic Values Fund was rated against 378 and 310 mid-cap blend funds, and received Morningstar Ratings of 3 stars and 4 stars for the 3 and 5 year periods, respectively. The Ave Maria Growth Fund was rated against 823 mid-cap growth funds and received Morningstar Rating of 4 stars for the 3 year period. The Ave Maria Bond Fund was rated against 951 intermediate-term bond funds and received
      Morningstar Rating of 4 stars for the 3 year period. (C) 2006. Morningstar, Inc. All rights reserved. The information contained herein is proprietary to Morningstar and/or its content providers, may not be copied or distributed and is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information.

AVE MARIA MUTUAL FUNDS
TABLE OF CONTENTS
==================================================================================================
Ave Maria Catholic Values Fund:
      Portfolio Manager Commentary..........................................................     1
      Performance...........................................................................     3
      Annual Total Rates of Return Comparison with Major Indices............................     4
      Ten Largest Equity Holdings...........................................................     5
      Asset Allocation......................................................................     5
      Schedule of Investments...............................................................     6

Ave Maria Growth Fund:
      Portfolio Manager Commentary..........................................................     9
      Performance...........................................................................    11
      Ten Largest Equity Holdings...........................................................    12
      Asset Allocation......................................................................    12
      Schedule of Investments...............................................................    13

Ave Maria Rising Dividend Fund:
      Portfolio Manager Commentary..........................................................    15
      Performance...........................................................................    16
      Ten Largest Equity Holdings...........................................................    17
      Asset Allocation......................................................................    17
      Schedule of Investments...............................................................    18

Ave Maria Opportunity Fund:
      Portfolio Manager Commentary..........................................................    20
      Performance...........................................................................    21
      Ten Largest Equity Holdings...........................................................    22
      Asset Allocation......................................................................    22
      Schedule of Investments...............................................................    23

Ave Maria Bond Fund:
      Portfolio Manager Commentary..........................................................    26
      Performance...........................................................................    28
      Ten Largest Holdings..................................................................    29
      Asset Allocation......................................................................    29
      Schedule of Investments...............................................................    30

Statements of Assets and Liabilities........................................................    33

Statements of Operations....................................................................    34

Statements of Changes in Net Assets:
   Ave Maria Catholic Values Fund...........................................................    35
   Ave Maria Growth Fund....................................................................    36
   Ave Maria Rising Dividend Fund...........................................................    37
   Ave Maria Opportunity Fund...............................................................    38
   Ave Maria Bond Fund......................................................................    39


AVE MARIA MUTUAL FUNDS
TABLE OF CONTENTS (CONTINUED)
==================================================================================================
Financial Highlights:
   Ave Maria Catholic Values Fund...........................................................    40
   Ave Maria Growth Fund....................................................................    41
   Ave Maria Rising Dividend Fund...........................................................    42
   Ave Maria Opportunity Fund...............................................................    43
   Ave Maria Bond Fund - Class I............................................................    44
   Ave Maria Bond Fund - Class R............................................................    45

Notes to Financial Statements...............................................................    46

Report of Independent Registered Public Accounting Firm.....................................    54

Board of Trustees and Executive Officers....................................................    55

Catholic Advisory Board.....................................................................    57

Federal Tax Information.....................................................................    58

About Your Fund's Expenses..................................................................    59

Other Information...........................................................................    62

Results of a Special Meeting of Shareholders of Ave Maria Opportunity Fund..................    62



THIS REPORT IS FOR THE INFORMATION OF SHAREHOLDERS OF THE AVE MARIA MUTUAL FUNDS, BUT IT MAY ALSO BE USED AS SALES LITERATURE WHEN PRECEDED OR ACCOMPANIED BY A CURRENT PROSPECTUS, WHICH GIVES DETAILS ABOUT CHARGES, EXPENSES, INVESTMENT OBJECTIVES AND OPERATING POLICIES OF THE FUNDS. THE AVE MARIA FUNDS ARE DISTRIBUTED BY ULTIMUS FUND DISTRIBUTORS, LLC.

AVE MARIA CATHOLIC VALUES FUND
PORTFOLIO MANAGER COMMENTARY
================================================================================

Dear Fellow Shareowner:

The Ave Maria Catholic Values Fund had a 14.2% total return in 2006 compared to 15.8% for the S&P 500 Index and 10.3% for the S&P 400 MidCap Index. Since inception on May 1, 2001, the Fund has outperformed both benchmarks:

                                       From 5-01-01 (Inception) Through 12-31-06
                                                     Total Returns
                                       -----------------------------------------
                                              Cumulative       Annualized
                                              ----------       ----------
   Ave Maria Catholic Values Fund (AVEMX)        86.7%           11.7%
   S&P 500 Index                                 23.6%            3.8%
   S&P 400 MidCap Index                          66.9%            9.5%

For the third consecutive year the stock market finished strong following a lackluster first half. 2006's second half gain was fueled by double-digit corporate profit growth, declining energy prices and the Federal Reserve's decision to refrain from further rate hikes after July. We anticipate a continuation of economic trends that should provide a favorable environment for equities in 2007, not withstanding a slower rate of corporate profit growth.

The Fund's investment return in 2006 can be attributed to a broad range of stocks across many industries, but notable out-performers included Input/Output, Inc., Fargo Electronics, Inc,. Thor Industries, Inc., The Sherwin Williams Company, Meadowbrook Insurance Group, Inc., and Dollar Tree Stores, Inc. Stocks with the largest negative impact were ProQuest Company, Lifetime Brands, Inc., Mohawk Industries, Inc., and Pulte Homes, Inc. A number of the weaker performers are related to residential construction, but notably many of them recovered nicely late in the year.

In 2006 we sold shares of six companies as a result of their changed corporate policies, which violated the Fund's moral screens. These holdings were liquidated, as we were unable to persuade these companies to change their offensive behavior.

Other  significant  eliminations  from the Fund in the second  half of this year
were:  Lincare  Holdings,   Inc.  because  of  concerns  over  reduced  Medicare
reimbursement rates; Christopher & Banks Corporation, First Marblehead Corporation and Core Laboratories N.V., which appreciated beyond our price objectives, and SEMCO Energy, Inc. due to deteriorating fundamentals.

The Fund took advantage of opportunities to invest in a number of larger capitalization companies this year including United Technologies Corporation, Legg Mason, Inc., Johnson Controls, Inc., Stryker Corporation and ITT Corporation. We are finding more attractive values in larger companies as

AVE MARIA CATHOLIC VALUES FUND
PORTFOLIO MANAGER COMMENTARY (CONTINUED)
================================================================================

corporate, hedge fund and private equity buyout activity has bid up the stock prices of many smaller companies. One notable area of exception is the insurance industry where we now own a number of small specialty insurers purchased at attractive valuations including American Safety Insurance Holdings, Ltd., The Hanover Insurance Group Inc., Meadowbrook Insurance Group, Inc., Unico American Corporation, and United Fire & Casualty Company.

As of December 31, 2006, the Ave Maria Catholic Values Fund was 4-star rated by Morningstar* (out of 310 mid-cap blend funds). Overall Morningstar Rating(TM) for a fund is derived from a weighted average of the performance figures associated with its 3-, 5-, and 10-year (if applicable) rating metrics.

Thank you for being a shareowner. It's our privilege to manage the Fund for you.

Sincerely,


/s/ George P. Schwartz                               /s/ Gregory R. Heilman

George P. Schwartz, CFA                              Gregory R. Heilman, CFA
Co-Portfolio Manager                                 Co-Portfolio Manager



* Source: Morningstar 12/31/06. For each fund with at least a 3-year history, Morningstar calculates a risk-adjusted measure that accounts for variation in a fund's monthly performance (including the effects of all sales charges), placing more emphasis on downward variations and rewarding consistent performance. The top 10% of funds in each category receive a Morningstar Rating(TM) of 5 stars, the next 22.5% receive 4 stars, the next 35% receive 3 stars, the next 22.5% receive 2 stars, and the bottom 10% receive 1 star. The Ave Maria Catholic Values Fund was rated against 378 and 310 mid-cap blend funds, and received Morningstar Ratings of 3 stars and 4 stars for the 3 and 5 year periods, respectively. (C) 2006. Morningstar, Inc. All rights reserved. The information contained herein is proprietary to Morningstar and/or its content providers, may not be copied or distributed and is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information.

AVE MARIA CATHOLIC VALUES FUND
PERFORMANCE (UNAUDITED)
================================================================================

            COMPARISON OF THE CHANGE IN VALUE OF A $10,000 INVESTMENT IN THE AVE MARIA CATHOLIC VALUES FUND, THE S&P 500 INDEX,
                         AND THE S&P 400 MID CAP INDEX

                               [GRAPHIC OMITTED]

                                                           AVE MARIA CATHOLIC
     S&P 500 INDEX            S&P 400 MID CAP INDEX           VALUES FUND
     -------------            ---------------------        ------------------

    DATE           VALUE        DATE           VALUE       DATE          VALUE
    ----           -----        ----           -----       ----          -----
  05/01/01     $  10,000      05/01/01     $  10,000     05/01/01     $  10,000
  06/30/01         9,690      06/30/01        10,110     06/30/01        10,370
  09/30/01         8,268      09/30/01         8,435     09/30/01         9,360
  12/31/01         9,151      12/31/01         9,952     12/31/01        10,529
  03/31/02         9,177      03/31/02        10,622     03/31/02        11,201
  06/30/02         7,947      06/30/02         9,633     06/30/02        10,970
  09/30/02         6,574      09/30/02         8,039     09/30/02         9,236
  12/31/02         7,128      12/31/02         8,508     12/31/02         9,496
  03/31/03         6,904      03/31/03         8,131     03/31/03         8,904
  06/30/03         7,967      06/30/03         9,564     06/30/03        10,649
  09/30/03         8,177      09/30/03        10,194     09/30/03        11,552
  12/31/03         9,173      12/31/03        11,538     12/31/03        12,872
  03/31/04         9,328      03/31/04        12,123     03/31/04        13,982
  06/30/04         9,489      06/30/04        12,240     06/30/04        14,184
  09/30/04         9,311      09/30/04        11,984     09/30/04        14,235
  12/31/04        10,171      12/31/04        13,441     12/31/04        15,459
  03/31/05         9,952      03/31/05        13,387     03/31/05        15,459
  06/30/05        10,088      06/30/05        13,958     06/30/05        15,660
   9/30/05        10,452       9/30/05        14,639      9/30/05        15,956
  12/31/05        10,670      12/31/05        15,129     12/31/05        16,354
   3/31/06        11,119       3/31/06        16,284      3/31/06        17,950
   6/30/06        10,959       6/30/06        15,771      6/30/06        17,244
   9/30/06        11,580       9/30/06        15,600      9/30/06        17,244
  12/31/06        12,357      12/31/06        16,690     12/31/06        18,674

Past performance is not predictive of future performance.

-------------------------------------------
   Ave Maria Catholic Values Fund
  Average Annual Total Returns (a)
(for periods ended December 31, 2006)

                               Since
   1 Year         5 Year    Inception(b)
   ------         ------    ------------
   14.19%(c)       12.14%      11.65%
-------------------------------------------

(a) The returns shown does not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.

(b) Represents the period from the commencement of operations (May 1, 2001) through December 31, 2006.

AVE MARIA CATHOLIC VALUES FUND
ANNUAL TOTAL RATES OF RETURN
COMPARISON WITH MAJOR INDICES (UNAUDITED)
==============================================================================================

         AVE MARIA CATHOLIC   S&P 500      S&P 400        NASDAQ      VALUE LINE     CONSUMER
             VALUES FUND       INDEX    MIDCAP INDEX   COMPOSITE(b)  COMPOSITE(b)  PRICE INDEX
----------------------------------------------------------------------------------------------
2001(a)          5.3%          -8.5%        -0.5%         -10.1%        -7.3%         0.0%
2002            -9.8%         -22.1%       -14.5%         -31.5%       -28.6%         2.4%
2003            35.6%          28.7%        35.6%          50.0%        37.4%         1.9%
2004            20.1%          10.9%        16.5%           8.6%        11.5%         3.3%
2005             5.8%           4.9%        12.6%           1.4%         2.0%         3.4%
2006            14.2%          15.8%        10.3%           9.5%        11.0%         2.5%


AVERAGE ANNUAL TOTAL RETURNS
AS OF DECEMBER 31, 2006 (UNAUDITED)
==============================================================================================

         AVE MARIA CATHOLIC   S&P 500      S&P 400        NASDAQ      VALUE LINE     CONSUMER
             VALUES FUND       INDEX    MIDCAP INDEX   COMPOSITE(b)  COMPOSITE(b)  PRICE INDEX
----------------------------------------------------------------------------------------------
3 Years          13.2%         10.4%        13.1%           6.4%         8.1%         3.1%
5 Years          12.1%          6.2%        10.9%           4.4%         4.4%         2.7%
Since Inception  11.7%          3.8%         9.5%           1.9%         2.5%         2.4%

(a) Represents the period from the commencement of operations (May 1, 2001) through December 31, 2001.

(b)   Excluding dividends.

AVE MARIA CATHOLIC VALUES FUND
TEN LARGEST EQUITY HOLDINGS
DECEMBER 31, 2006 (UNAUDITED)
================================================================================================
     SHARES      COMPANY                                        MARKET VALUE     % OF NET ASSETS
------------------------------------------------------------------------------------------------
     625,000     Gentex Corporation ........................    $ 9,725,000             3.8%
     680,000     Input/Output, Inc. ........................      9,268,400             3.6%
     225,000     Kinetic Concepts, Inc. ....................      8,898,750             3.4%
     290,000     Dollar Tree Stores, Inc. ..................      8,729,000             3.4%
     185,000     RC2 Corporation ...........................      8,140,000             3.2%
     470,000     Lifetime Brands, Inc. .....................      7,722,100             3.0%
     200,000     Zebra Technologies Corporation - Class A ..      6,958,000             2.7%
     150,000     Thor Industries, Inc. .....................      6,598,500             2.6%
     100,000     Sherwin-Williams Company (The) ............      6,358,000             2.5%
      30,000     Student Loan Corporation (The) ............      6,219,000             2.4%

ASSET ALLOCATION (UNAUDITED)
================================================================================================
    SECTOR                                                                       % OF NET ASSETS
------------------------------------------------------------------------------------------------
    Aerospace & Defense ......................................................          3.6%
    Building Materials & Construction ........................................          6.8%
    Business Services ........................................................          2.3%
    Consumer - Durables ......................................................          9.2%
    Consumer - Nondurables ...................................................         11.4%
    Consumer - Retail ........................................................          7.2%
    Energy & Mining ..........................................................          8.5%
    Finance ..................................................................         14.8%
    Healthcare ...............................................................         10.0%
    Industrial Products & Services ...........................................         12.2%
    Real Estate ..............................................................          0.7%
    Technology ...............................................................          6.5%
    Cash Equivalents, Other Assets and Liabilities............................          6.8%
                                                                                    -------
                                                                                      100.0%
                                                                                    =======

AVE MARIA CATHOLIC VALUES FUND
SCHEDULE OF INVESTMENTS
DECEMBER 31, 2006
=================================================================================================
      SHARES    COMMON STOCKS -- 93.2%                                              MARKET VALUE
-------------------------------------------------------------------------------------------------
                AEROSPACE & DEFENSE -- 3.6%
      30,000       American Science and Engineering, Inc. *....................   $    1,785,300
      80,000       General Dynamics Corporation ...............................        5,948,000
      40,000       Mine Safety Appliances Company .............................        1,466,000
                                                                                  --------------
                                                                                       9,199,300
                                                                                  --------------
                BUILDING MATERIALS & CONSTRUCTION -- 6.8%
     100,000       American Woodmark Corporation ..............................        4,185,000
     232,400       Champion Enterprises, Inc. *................................        2,175,264
     125,000       Pulte Homes, Inc. ..........................................        4,140,000
      70,000       Ryland Group, Inc. (The)....................................        3,823,400
     100,000       Simpson Manufacturing Company, Inc. ........................        3,165,000
                                                                                  --------------
                                                                                      17,488,664
                                                                                  --------------
                BUSINESS SERVICES -- 2.3%
      65,000       Diebold, Incorporated ......................................        3,029,000
     138,000       Neogen Corporation *........................................        3,063,600
                                                                                  --------------
                                                                                       6,092,600
                                                                                  --------------
                CONSUMER - DURABLES -- 9.2%
     297,000       Craftmade International, Inc. ..............................        5,334,120
      40,000       Harley-Davidson, Inc. ......................................        2,818,800
     250,000       Leggett & Platt, Inc. ......................................        5,975,000
      40,000       Polaris Industries, Inc. ...................................        1,873,200
      50,000       Stanley Furniture Company, Inc. ............................        1,072,500
     150,000       Thor Industries, Inc. ......................................        6,598,500
                                                                                  --------------
                                                                                      23,672,120
                                                                                  --------------
                CONSUMER - NONDURABLES -- 11.4%
      85,000       Chattem, Inc. *.............................................        4,256,800
     470,000       Lifetime Brands, Inc. ......................................        7,722,100
     185,000       RC2 Corporation *...........................................        8,140,000
     100,000       Sherwin-Williams Company (The)..............................        6,358,000
      35,000       VF Corporation .............................................        2,872,800
                                                                                  --------------
                                                                                      29,349,700
                                                                                  --------------
                CONSUMER - RETAIL -- 7.2%
     160,000       Chico's FAS, Inc. *.........................................        3,310,400
     290,000       Dollar Tree Stores, Inc. *..................................        8,729,000
     100,000       Ross Stores, Inc. ..........................................        2,930,000
     125,000       Zale Corporation *..........................................        3,526,250
                                                                                  --------------
                                                                                      18,495,650
                                                                                  --------------
                ENERGY & MINING -- 8.5%
      20,000       Anadarko Petroleum Corporation .............................          870,400
      50,000       ConocoPhillips .............................................        3,597,500
      35,000       Exxon Mobil Corporation ....................................        2,682,050
     680,000       Input/Output, Inc. *........................................        9,268,400

                                       6

AVE MARIA CATHOLIC VALUES FUND
SCHEDULE OF INVESTMENTS (CONTINUED)
=================================================================================================
     SHARES     COMMON STOCKS -- 93.2% (CONTINUED)                                  MARKET VALUE
-------------------------------------------------------------------------------------------------
                ENERGY & MINING -- 8.5% (CONTINUED)
      50,000       Patterson-UTI Energy, Inc...................................   $    1,161,500
     100,000       Southwestern Energy Company *...............................        3,505,000
       5,000       Transocean Inc. *...........................................          404,450
      10,000       XTO Energy Inc..............................................          470,500
                                                                                  --------------
                                                                                      21,959,800
                                                                                  --------------
                FINANCE - BANKS & THRIFTS -- 2.3%
      45,000       BB&T Corporation............................................        1,976,850
      75,000       Synovus Financial Corporation...............................        2,312,250
      60,000       TCF Financial Corporation...................................        1,645,200
                                                                                  --------------
                                                                                       5,934,300
                                                                                  --------------
                FINANCE - INSURANCE -- 7.9%
     210,000       American Safety Insurance Holdings, Ltd. *..................        3,895,500
      50,000       Everest Re Group, Ltd. .....................................        4,905,500
      75,000       Hanover Insurance Group Inc.................................        3,660,000
     230,000       Meadowbrook Insurance Group, Inc. *.........................        2,274,700
     282,945       Unico American Corporation *................................        3,700,921
      55,000       United Fire & Casualty Company..............................        1,938,750
                                                                                  --------------
                                                                                      20,375,371
                                                                                  --------------
                FINANCE - SERVICES -- 4.6%
      60,000       Legg Mason, Inc. ...........................................        5,703,000
      30,000       Student Loan Corporation (The)..............................        6,219,000
                                                                                  --------------
                                                                                      11,922,000
                                                                                  --------------
                HEALTHCARE -- 10.0%
      35,000       Beckman Coulter, Inc........................................        2,093,000
     225,000       Kinetic Concepts, Inc. *....................................        8,898,750
      80,000       Manor Care, Inc.............................................        3,753,600
     170,000       Mylan Laboratories Inc......................................        3,393,200
      35,000       Stryker Corporation.........................................        1,928,850
     115,000       Waters Corporation *........................................        5,631,550
                                                                                  --------------
                                                                                      25,698,950
                                                                                  --------------
                INDUSTRIAL PRODUCTS & SERVICES -- 12.2%
      60,000       Balchem Corporation.........................................        1,540,800
      65,000       Caterpillar Inc.............................................        3,986,450
     625,000       Gentex Corporation..........................................        9,725,000
      50,000       Genuine Parts Company.......................................        2,371,500
     150,000       Graco, Inc..................................................        5,943,000
      25,000       ITT Corporation.............................................        1,420,500
      30,000       Johnson Controls, Inc. .....................................        2,577,600
      12,500       Stericycle, Inc. *..........................................          943,750
      15,000       Teleflex Incorporated.......................................          968,400
      35,000       United Technologies Corporation.............................        2,188,200
                                                                                  --------------
                                                                                      31,665,200
                                                                                  --------------

                                       7

AVE MARIA CATHOLIC VALUES FUND
SCHEDULE OF INVESTMENTS (CONTINUED)
================================================================================================
     SHARES     COMMON STOCKS -- 93.2% (CONTINUED)                                 MARKET VALUE
------------------------------------------------------------------------------------------------
                REAL ESTATE -- 0.7%
      50,000       Health Care Property Investors, Inc. .......................   $    1,841,000
                                                                                  --------------

                TECHNOLOGY -- 6.5%
     150,000       ADTRAN, Inc. ...............................................        3,405,000
      25,000       Alltel Corporation..........................................        1,512,000
      18,000       CenturyTel, Inc. ...........................................          785,880
     126,000       Sparton Corporation *.......................................        1,055,880
     100,000       Stratasys, Inc. *...........................................        3,141,000
     200,000       Zebra Technologies Corporation - Class A *..................        6,958,000
                                                                                  --------------
                                                                                      16,857,760
                                                                                  --------------

                TOTAL COMMON STOCKS (Cost $196,183,716)........................   $  240,552,415
                                                                                  --------------

================================================================================================
     SHARES     CASH EQUIVALENTS -- 8.2%                                           MARKET VALUE
------------------------------------------------------------------------------------------------
  12,410,990       Federated Treasury Obligations Money Market Fund............   $   12,410,990
   8,733,561       Federated Government Obligations Money Market Fund..........        8,733,561
                                                                                  --------------

                TOTAL CASH EQUIVALENTS (Cost $21,144,551)......................   $   21,144,551
                                                                                  --------------

                TOTAL INVESTMENTS AT MARKET VALUE -- 101.4%
                (Cost $217,328,267)............................................   $  261,696,966

                LIABILITIES IN EXCESS OF OTHER ASSETS -- (1.4%) ...............       (3,685,307)
                                                                                  --------------

                NET ASSETS -- 100.0%...........................................   $  258,011,659
                                                                                  ==============

*     Non-income producing security.

See notes to financial statements.

AVE MARIA GROWTH FUND
PORTFOLIO MANAGER COMMENTARY
================================================================================

Dear Fellow Shareholders:

For the year ended December 31, 2006, the Ave Maria Growth Fund had a total return of 15.8% equaling the return of the S&P 500 Index. For the three years ended December 31, 2006, the Fund's total return was 12.2% annualized compared with 10.4% annualized for the S&P 500 Index. Since inception (May 1, 2003), the Fund's total return has been 16.3% annualized compared with 14.7% annualized for the S&P 500 Index.

The top five performing issues in the Ave Maria Growth Fund for 2006 were:

   SEI Investments Company (Asset Management)                          +61.5%
   Mettler-Toledo International Inc. (Electronic Weighing Equipment)   +43.1%
   Harley-Davidson, Inc. (Motorcycle Manufacturer)                     +39.6%
   FactSet Research Systems, Inc. (Database Software)                  +37.7%
   Franklin Electric Company, Inc. (Submersible Pumps)                 +34.6%

The bottom five performing issues were:

   Frontier Oil Corporation (Oil & Gas Refining & Marketing)           -14.2%
   Varian Medical Systems, Inc. (Healthcare)                           -11.9%
   Landstar System, Inc. (Trucking)                                    -11.5%
   Brown & Brown, Inc. (Insurance Broker)                               -7.4%
   The Black & Decker Corporation (Household Appliances)                -5.4%

The Fund is  diversified  among  eight out of eleven S&P 500  economic  sectors:
Consumer Staples 6.1%, Consumer Cyclicals 15.5%, Financial 14.1%, Transportation 5.1%, Energy 7.7%, Capital Goods 18.9%, Technology 15.6%, and Healthcare 17.0%.

As of December 31, 2006, the Ave Maria Growth Fund was 4-star rated by Morningstar* (out of 823 mid-cap growth funds). Overall Morningstar Rating(TM) for a fund is derived from a weighted average of the performance figures associated with its 3-, 5-, and 10-year (if applicable) rating metrics.

Respectfully,


/s/ James L. Bashaw

James L. Bashaw, CFA
Portfolio Manager

AVE MARIA GROWTH FUND
PORTFOLIO MANAGER COMMENTARY (CONTINUED)
================================================================================

* Source: Morningstar 12/31/06. For each fund with at least a 3-year history, Morningstar calculates a risk-adjusted measure that accounts for variation in a fund's monthly performance (including the effects of all sales charges), placing more emphasis on downward variations and rewarding consistent performance. The top 10% of funds in each category receive a Morningstar Rating(TM) of 5 stars, the next 22.5% receive 4 stars, the next 35% receive 3 stars, the next 22.5% receive 2 stars, and the bottom 10% receive 1 star. The Ave Maria Growth Fund was rated against 823 mid-cap growth funds and received Morningstar Rating of 4 stars for the 3 year period. (C) 2006. Morningstar, Inc. All rights reserved. The information contained herein is proprietary to Morningstar and/or its content providers, may not be copied or distributed and is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information.

AVE MARIA GROWTH FUND
PERFORMANCE (UNAUDITED)
================================================================================

           COMPARISON OF THE CHANGE IN VALUE OF A $10,000 INVESTMENT IN THE AVE MARIA GROWTH FUND AND THE S&P 500 INDEX

                               [GRAPHIC OMITTED]

               S&P 500 INDEX                 AVE MARIA GROWTH FUND
               -------------                 ---------------------

            DATE           VALUE               DATE         VALUE
            ----           -----               ----         -----
           05/01/03     $  10,000            05/01/03    $  10,000
           05/31/03        10,532            05/31/03       10,470
           06/30/03        10,668            06/30/03       10,660
           07/31/03        10,857            07/31/03       11,070
           08/31/03        11,070            08/31/03       11,440
           09/30/03        10,954            09/30/03       10,980
           10/31/03        11,573            10/31/03       11,900
           11/30/03        11,675            11/30/03       12,160
           12/31/03        12,287            12/31/03       12,340
           01/31/04        12,513            01/31/04       12,470
           02/29/04        12,687            02/29/04       12,690
           03/31/04        12,496            03/31/04       12,860
           04/30/04        12,300            04/30/04       12,570
           05/31/04        12,468            05/31/04       12,790
           06/30/04        12,710            06/30/04       13,240
           07/31/04        12,289            07/31/04       12,840
           08/31/04        12,338            08/31/04       13,030
            9/30/04        12,472            09/30/04       13,570
           10/31/04        12,662            10/31/04       13,820
           11/30/04        13,175            11/30/04       14,530
           12/31/04        13,625            12/31/04       14,990
            1/31/05        13,292             1/31/05       14,790
            2/28/05        13,572             2/28/05       14,910
            3/31/05        13,332             3/31/05       14,390
            4/30/05        13,079             4/30/05       13,770
            5/31/05        13,495             5/31/05       14,260
            6/30/05        13,514             6/30/05       14,170
            7/31/05        14,017             7/31/05       14,920
            8/31/05        13,889             8/31/05       14,600
            9/30/05        14,001             9/30/05       14,540
           10/31/05        13,768            10/31/05       14,350
           11/30/05        14,289            11/30/05       15,050
           12/31/05        14,294            12/31/05       15,040
            1/31/06        14,672             1/31/06       15,491
            2/28/06        14,712             2/28/06       15,732
            3/31/06        14,895             3/31/06       16,344
            4/30/06        15,095             4/30/06       16,735
            5/31/06        14,661             5/31/06       16,434
            6/30/06        14,680             6/30/06       16,554
            7/31/06        14,771             7/31/06       16,053
            8/31/06        15,122             8/31/06       15,883
            9/30/06        15,512             9/30/06       16,494
           10/31/06        16,018            10/31/06       17,236
           11/30/06        16,322            11/30/06       17,537
           12/31/06        16,554            12/31/06       17,410

Past performance is not predictive of future performance.

--------------------------------------
       Ave Maria Growth Fund
   Average Annual Total Returns (a)
(for periods ended December 31, 2006)

                      Since
      1 Year       Inception(b)
      ------       ------------
      15.76%          16.32%
--------------------------------------

(a) The returns shown does not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.

(b) Represents the period from the commencement of operations (May 1, 2003) through December 31, 2006.

AVE MARIA GROWTH FUND
TEN LARGEST EQUITY HOLDINGS
DECEMBER 31, 2006 (UNAUDITED)
================================================================================================
     SHARES      COMPANY                                        MARKET VALUE     % OF NET ASSETS
------------------------------------------------------------------------------------------------
      74,000     Biomet, Inc. ...............................   $ 3,053,980             3.6%
      50,950     FactSet Research Systems, Inc. .............     2,877,656             3.4%
      48,000     SEI Investments Company ....................     2,858,880             3.4%
      60,100     XTO Energy, Inc. ...........................     2,827,705             3.3%
      72,900     McCormick & Company, Inc. ..................     2,811,024             3.3%
      50,500     Stryker Corporation ........................     2,783,055             3.3%
      39,400     Harley-Davidson, Inc. ......................     2,776,518             3.3%
      96,400     Brown & Brown, Inc. ........................     2,719,444             3.2%
      34,000     Black & Decker Corporation (The) ...........     2,718,980             3.2%
      42,500     Rockwell Collins, Inc. .....................     2,689,825             3.2%

ASSET ALLOCATION (UNAUDITED)
================================================================================================
    SECTOR                                                                       % OF NET ASSETS
------------------------------------------------------------------------------------------------
    Aerospace & Defense.......................................................          7.4%
    Consumer - Durables.......................................................         11.5%
    Consumer - Nondurables....................................................          6.1%
    Consumer - Retail.........................................................          4.0%
    Energy & Mining...........................................................          8.1%
    Finance...................................................................         14.0%
    Healthcare................................................................         19.3%
    Industrial Products & Services............................................         25.9%
    Technology................................................................          3.0%
    Cash Equivalents, Other Assets and Liabilities............................          0.7%
                                                                                    -------
                                                                                      100.0%
                                                                                    =======

AVE MARIA GROWTH FUND
SCHEDULE OF INVESTMENTS
DECEMBER 31, 2006
================================================================================================
     SHARES     COMMON STOCKS -- 99.3%                                             MARKET VALUE
------------------------------------------------------------------------------------------------
                AEROSPACE & DEFENSE -- 7.4%
      18,000       Alliant Techsystems, Inc. *.................................   $    1,407,420
      29,200       General Dynamics Corporation................................        2,171,020
      42,500       Rockwell Collins, Inc.......................................        2,689,825
                                                                                  --------------
                                                                                       6,268,265
                                                                                  --------------
                CONSUMER - DURABLES -- 11.5%
      34,000       Black & Decker Corporation (The)............................        2,718,980
      39,400       Harley-Davidson, Inc........................................        2,776,518
      38,200       Polaris Industries, Inc.....................................        1,788,906
      53,900       Toro Company (The)..........................................        2,513,357
                                                                                  --------------
                                                                                       9,797,761
                                                                                  --------------
                CONSUMER - NONDURABLES -- 6.1%
      48,200       Kellogg Company.............................................        2,412,892
      72,900       McCormick & Company, Inc. ..................................        2,811,024
                                                                                  --------------
                                                                                       5,223,916
                                                                                  --------------
                CONSUMER - RETAIL -- 4.0%
      53,100       Bed Bath & Beyond Inc. *....................................        2,023,110
      46,300       Ross Stores, Inc. ..........................................        1,356,590
                                                                                  --------------
                                                                                       3,379,700
                                                                                  --------------
                ENERGY & MINING -- 8.1%
      59,000       Frontier Oil Corporation....................................        1,695,660
      48,800       Occidental Petroleum Corporation............................        2,382,904
      60,100       XTO Energy, Inc. ...........................................        2,827,705
                                                                                  --------------
                                                                                       6,906,269
                                                                                  --------------
                FINANCE - BANKS & THRIFTS -- 2.4%
      56,200       National City Corporation...................................        2,054,672
                                                                                  --------------

                FINANCE - INSURANCE -- 4.9%
      50,400       Arthur J. Gallagher & Co. ..................................        1,489,320
      96,400       Brown & Brown, Inc..........................................        2,719,444
                                                                                  --------------
                                                                                       4,208,764
                                                                                  --------------
                FINANCE - SERVICES -- 6.7%
      50,950       FactSet Research Systems, Inc...............................        2,877,656
      48,000       SEI Investments Company.....................................        2,858,880
                                                                                  --------------
                                                                                       5,736,536
                                                                                  --------------
                HEALTHCARE -- 19.3%
      29,300       Beckman Coulter, Inc........................................        1,752,140
      74,000       Biomet, Inc.................................................        3,053,980
      30,100       C. R. Bard, Inc.............................................        2,497,397
      55,500       Patterson Companies, Inc. *.................................        1,970,805
      50,500       Stryker Corporation.........................................        2,783,055
      47,000       Varian Medical Systems, Inc. *..............................        2,235,790
      43,600       Waters Corporation *........................................        2,135,092
                                                                                  --------------
                                                                                      16,428,259
                                                                                  --------------

                                       13

AVE MARIA GROWTH FUND
SCHEDULE OF INVESTMENTS (CONTINUED)
================================================================================================
      SHARES    COMMON STOCKS -- 99.3% (CONTINUED)                                 MARKET VALUE
------------------------------------------------------------------------------------------------
                INDUSTRIAL PRODUCTS & SERVICES -- 25.9%
      66,900       AMETEK, Inc. ...............................................   $    2,130,096
      61,800       CLARCOR, Inc................................................        2,089,458
      35,200       Danaher Corporation.........................................        2,549,888
      61,400       Donaldson Company, Inc. ....................................        2,131,194
      49,100       Expeditors International of Washington, Inc. ...............        1,988,550
      46,300       Franklin Electric Company, Inc..............................        2,379,357
      53,400       Graco, Inc..................................................        2,115,708
      39,600       ITT Corporation.............................................        2,250,072
      27,300       Johnson Controls, Inc.......................................        2,345,616
      55,400       Landstar System, Inc........................................        2,115,172
                                                                                  --------------
                                                                                      22,095,111
                                                                                  --------------
                TECHNOLOGY -- 3.0%
      31,900       Mettler-Toledo International Inc. *.........................        2,515,315
                                                                                  --------------

                TOTAL COMMON STOCKS (Cost $72,487,143).........................   $   84,614,568
                                                                                  --------------

================================================================================================
     SHARES     CASH EQUIVALENTS -- 0.9%                                            MARKET VALUE
------------------------------------------------------------------------------------------------
     790,318       Federated Treasury Obligations Money Market Fund
                      (Cost $790,318)..........................................   $      790,318
                                                                                  --------------

                TOTAL INVESTMENTS AT MARKET VALUE -- 100.2%
                (Cost $73,277,461).............................................   $   85,404,886

                LIABILITIES IN EXCESS OF OTHER ASSETS -- (0.2%) ...............         (194,182)
                                                                                  --------------

                NET ASSETS -- 100.0%...........................................   $   85,210,704
                                                                                  ==============

*     Non-income producing security.

See notes to financial statements.

AVE MARIA RISING DIVIDEND FUND
PORTFOLIO MANAGER COMMENTARY
================================================================================

Dear Fellow Shareholders:

The total return for the Ave Maria Rising Dividend Fund in 2006 was 17.9%. This compares with 15.8% for the S&P 500 Index and 17.3% for the S&P 500 Dividend Aristocrat Index. Important contributions to performance came from a variety of industries, including FPL Group, Inc. (a Florida utility), The Sherwin-Williams Company (paint), Diebold, Incorporated (automated teller machines), and Thor Industries, Inc. (recreational vehicles). Performance was adversely effected by:
Pulte Homes, Inc. (homebuilder), Cato Corporation (retailer), and Automatic Data Processing, Inc. (payroll processor). Over the course of the year, shares of six companies were sold because of changes in their corporate policies, which violated our pro-life/pro-family screens.

As of December 31, 2006, the Ave Maria Rising Dividend Fund held shares of 38 companies across 15 industries. Of these stocks, 89% raised their dividend during 2006. Investing in companies that have regularly raised their dividend is a defining characteristic of this Fund. A company with a long history of rising dividends is almost always indicative of balance sheet integrity and sound underlying business fundamentals. It goes without saying that in order to increase dividends over many years, companies must also generate growth in earnings and cash flow. Importantly, when making investment decisions for the Fund, we don't just look at historical results; we look forward, too, in an effort to anticipate what the future may hold for these fine companies. Before we buy shares of any company for the Fund, our research analysts have to show the likelihood of continued earnings and dividend increases for that company. In addition, valuation is a critical component of the portfolio management process.

Here is another benefit to this style of investing. One can take comfort in the knowledge that the Boards of Directors of the companies in which we've invested really seem to understand that the assets they are entrusted with managing, belong to the shareholders. Companies represented in the Ave Maria Rising Dividend Fund have Boards which have demonstrated respect for the interests of their shareholders.

We appreciate your commitment and strive to merit your confidence.

With best regards,


/s/ George P. Schwartz                             /s/ Richard L. Platte, Jr.

George P. Schwartz, CFA                            Richard L. Platte, Jr., CFA
Co-Portfolio Manager                               Co-Portfolio Manager

AVE MARIA RISING DIVIDEND FUND
PERFORMANCE (UNAUDITED)
================================================================================

            COMPARISON OF THE CHANGE IN VALUE OF A $10,000 INVESTMENT IN THE AVE MARIA RISING DIVIDEND FUND, THE S&P 500 INDEX,
                     AND THE S&P DIVIDEND ARISTOCRAT INDEX


                                [GRAPHIC OMITTED]


                                   S&P 500 DIVIDEND          AVE MARIA RISING
     S&P 500 INDEX                 ARISTOCRAT INDEX            DIVIDEND FUND
     -------------              ---------------------      ------------------

    DATE         VALUE          DATE          VALUE        DATE          VALUE
    ----         -----          ----          -----        ----          -----
  05/02/05    $  10,000        05/02/05    $  10,000      05/02/05    $  10,000
  05/31/05       10,271        05/31/05       10,130      05/31/05       10,130
  06/30/05       10,286        06/30/05       10,031      06/30/05       10,200
  07/31/05       10,668        07/31/05       10,388      07/31/05       10,641
  08/31/05       10,571        08/31/05       10,182      08/31/05       10,471
  09/30/05       10,656        09/30/05       10,136      09/30/05       10,330
  10/31/05       10,479        10/31/05       10,189      10/31/05       10,310
  11/30/05       10,875        11/30/05       10,502      11/30/05       10,702
  12/31/05       10,879        12/31/05       10,542      12/31/05       10,671
   1/31/06       11,167        01/31/06       10,727      01/31/06       10,933
   2/28/06       11,197        02/28/06       10,923      02/28/06       11,134
   3/31/06       11,336         3/31/06       11,049       3/31/06       11,386
   4/30/06       11,489         4/30/06       11,306       4/30/06       11,558
   5/31/06       11,158         5/31/06       11,120       5/31/06       11,366
   6/30/06       11,173         6/30/06       11,176       6/30/06       11,336
   7/31/06       11,242         7/31/06       11,255       7/31/06       11,295
   8/31/06       11,509         8/31/06       11,504       8/31/06       11,508
   9/30/06       11,806         9/30/06       11,754       9/30/06       11,751
  10/31/06       12,191        10/31/06       12,143      10/31/06       12,096
  11/30/06       12,423        11/30/06       12,165      11/30/06       12,482
  12/31/06       12,597        12/31/06       12,365      12/31/06       12,580

Past performance is not predictive of future performance.

---------------------------------------
    Ave Maria Rising Dividend Fund
   Average Annual Total Returns (a)
(for periods ended December 31, 2006)

                      Since
     1 Year        Inception(b)
     ------        ------------
     17.89%           14.77%
---------------------------------------

(a) The returns shown does not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.

(b) Represents the period from the commencement of operations (May 2, 2005) through December 31, 2006.

AVE MARIA RISING DIVIDEND FUND
TEN LARGEST EQUITY HOLDINGS
DECEMBER 31, 2006 (UNAUDITED)
================================================================================================
     SHARES     COMPANY                                         MARKET VALUE     % OF NET ASSETS
------------------------------------------------------------------------------------------------
      65,000    RPM International Inc. ......................   $ 1,357,850             3.9%
      45,000    Arthur J. Gallagher & Co. ...................     1,329,750             3.8%
      28,500    Diebold, Incorporated .......................     1,328,100             3.8%
     100,000    ServiceMaster Company (The) .................     1,311,000             3.7%
      45,000    TCF Financial Corporation ...................     1,233,900             3.5%
      25,000    Genuine Parts Company .......................     1,185,750             3.4%
      38,000    Synovus Financial Corporation ...............     1,171,540             3.3%
      25,000    Polaris Industries, Inc. ....................     1,170,750             3.3%
      75,000    Gentex Corporation ..........................     1,167,000             3.3%
      38,000    Masco Corporation ...........................     1,135,060             3.2%

ASSET ALLOCATION (UNAUDITED)
================================================================================================
    SECTOR                                                                       % OF NET ASSETS
------------------------------------------------------------------------------------------------
    Aerospace & Defense.......................................................          1.5%
    Building Materials & Construction.........................................          4.9%
    Business Services.........................................................          7.5%
    Consumer - Durables.......................................................          7.6%
    Consumer - Nondurables....................................................         12.1%
    Consumer - Retail.........................................................          4.2%
    Energy & Mining...........................................................          2.2%
    Finance...................................................................         21.4%
    Healthcare................................................................          9.7%
    Industrial Products & Services............................................         22.1%
    Printing & Publishing.....................................................          1.5%
    Technology................................................................          0.6%
    Utilities.................................................................          2.8%
    Cash Equivalents, Other Assets and Liabilities............................          1.9%
                                                                                    -------
                                                                                      100.0%
                                                                                    =======

AVE MARIA RISING DIVIDEND FUND
SCHEDULE OF INVESTMENTS
DECEMBER 31, 2006
================================================================================================
     SHARES     COMMON STOCKS -- 98.1%                                             MARKET VALUE
------------------------------------------------------------------------------------------------
                AEROSPACE & DEFENSE -- 1.5%
       7,000       General Dynamics Corporation................................   $      520,450
                                                                                  --------------
                BUILDING MATERIALS & CONSTRUCTION -- 4.9%
      38,000       Masco Corporation...........................................        1,135,060
      17,500       Pulte Homes, Inc. ..........................................          579,600
                                                                                  --------------
                                                                                       1,714,660
                                                                                  --------------
                BUSINESS SERVICES -- 7.5%
      28,500       Diebold, Incorporated.......................................        1,328,100
     100,000       ServiceMaster Company (The).................................        1,311,000
                                                                                  --------------
                                                                                       2,639,100
                                                                                  --------------
                CONSUMER - DURABLES -- 7.6%
      41,000       Leggett & Platt, Inc. ......................................          979,900
      25,000       Polaris Industries, Inc.....................................        1,170,750
      12,000       Thor Industries, Inc. ......................................          527,880
                                                                                  --------------
                                                                                       2,678,530
                                                                                  --------------
                CONSUMER - NONDURABLES -- 12.1%
      25,000       Hormel Foods Corporation....................................          933,500
      20,000       J.M. Smucker Company (The)..................................          969,400
      15,000       Kellogg Company.............................................          750,900
      12,000       Sherwin-Williams Company (The)..............................          762,960
      10,000       VF Corporation..............................................          820,800
                                                                                  --------------
                                                                                       4,237,560
                                                                                  --------------
                CONSUMER - RETAIL -- 4.2%
      32,000       Cato Corporation - Class A (The)............................          733,120
      25,000       Ross Stores, Inc. ..........................................          732,500
                                                                                  --------------
                                                                                       1,465,620
                                                                                  --------------
                ENERGY & MINING -- 2.2%
      10,000       Exxon Mobil Corporation.....................................          766,300
                                                                                  --------------

                FINANCE - BANKS & THRIFTS -- 12.5%
      25,000       BB&T Corporation............................................        1,098,250
      32,500       Citizens Republic Bancorp...................................          861,250
      38,000       Synovus Financial Corporation...............................        1,171,540
      45,000       TCF Financial Corporation...................................        1,233,900
                                                                                  --------------
                                                                                       4,364,940
                                                                                  --------------
                FINANCE - INSURANCE -- 3.8%
      45,000       Arthur J. Gallagher & Co. ..................................        1,329,750
                                                                                  --------------
                FINANCE - SERVICES -- 5.1%
      10,000       Legg Mason, Inc.............................................          950,500
       4,000       Student Loan Corporation (The)..............................          829,200
                                                                                  --------------
                                                                                       1,779,700
                                                                                  --------------

                                       18

AVE MARIA RISING DIVIDEND FUND
SCHEDULE OF INVESTMENTS (CONTINUED)
================================================================================================
     SHARES     COMMON STOCKS -- 98.1% (CONTINUED)                                  MARKET VALUE
------------------------------------------------------------------------------------------------
                HEALTHCARE -- 9.7%
      13,500       Beckman Coulter, Inc. ......................................   $      807,300
       8,000       Becton, Dickinson & Company.................................          561,200
      20,000       Manor Care, Inc.............................................          938,400
      20,000       Stryker Corporation.........................................        1,102,200
                                                                                  --------------
                                                                                       3,409,100
                                                                                  --------------
                INDUSTRIAL PRODUCTS & SERVICES -- 22.1%
      15,000       Caterpillar Inc.............................................          919,950
      75,000       Gentex Corporation..........................................        1,167,000
      25,000       Genuine Parts Company.......................................        1,185,750
      15,000       Graco, Inc..................................................          594,300
      12,000       Johnson Controls, Inc. .....................................        1,031,040
      65,000       RPM International Inc.......................................        1,357,850
      20,000       Stanley Works (The).........................................        1,005,800
       7,000       W.W. Grainger, Inc..........................................          489,580
                                                                                  --------------
                                                                                       7,751,270
                                                                                  --------------
                PRINTING & PUBLISHING -- 1.5%
      15,000       R.R. Donnelley & Sons Company...............................          533,100
                                                                                  --------------
                TECHNOLOGY -- 0.6%
       3,500       Alltel Corporation..........................................          211,680
                                                                                  --------------
                UTILITIES -- 2.8%
      18,000       FPL Group, Inc..............................................          979,560
                                                                                  --------------
                TOTAL COMMON STOCKS (Cost $30,978,680).........................   $   34,381,320
                                                                                  --------------

================================================================================================
     SHARES     CASH EQUIVALENTS -- 3.1%                                            MARKET VALUE
------------------------------------------------------------------------------------------------
   1,104,702       Federated Treasury Obligations Money Market Fund
                       (Cost $1,104,702).......................................   $    1,104,702
                                                                                  --------------

                TOTAL INVESTMENTS AT MARKET VALUE -- 101.2%
                (Cost $32,083,382).............................................   $   35,486,022

                LIABILITIES IN EXCESS OF OTHER ASSETS -- (1.2%) ...............         (434,917)
                                                                                  --------------

                NET ASSETS -- 100.0%...........................................   $   35,051,105
                                                                                  ==============

See notes to financial statements.

AVE MARIA OPPORTUNITY FUND
PORTFOLIO MANAGER COMMENTARY
================================================================================

Dear Fellow Shareholders:

The Ave Maria Opportunity Fund ended 2006 with a net asset value per share of $10.55, which along with a year-end distribution of $.28 per share, gave shareholders an 8.3% total return since the Fund's inception on May 1, 2006. In comparison, the Russell 2000 Index produced a total return of 4.4%, and the S&P 600 SmallCap Index a total return of 2.2% during the same period.

Stocks which contributed notably to the positive performance during the year included American Science and Engineering, Inc. (x-ray detection machines), Champion Enterprises, Inc. (manufactured housing), Fargo Electronics, Inc. (identification card printers), Gentex Corporation (automotive mirrors), Input/Output, Inc. (energy), and Yak Communications Inc. (telecommunications). Under-performers in the portfolio were Lifetime Brands, Inc. (consumer products), Mine Safety Appliances Company (first responder & military equipment), Stanley Furniture Company, Inc., and TVI Corporation (decontamination & infection control equipment).

In managing this Fund, emphasis is placed on selecting well-managed, small and mid-sized companies that have proprietary products and/or a unique industry niche. We want companies with excellent business characteristics, including a dominant market position, above average profit margins, excess free cash flow, high returns on equity with little or no debt, and strong growth potential. At the time of purchase, the company's stock price must be selling at a discount to its intrinsic value. Recent additions to the portfolio that have some or all of these characteristics include A.S.V., Inc. (earth moving equipment), Foot Locker, Inc. (athletic retailing), Harris Corporation (defense communications), MTS Systems Corporation (simulation systems), Raven Industries, Inc. (industrial manufacturing), and Select Comfort Corporation (Sleep Number beds). Recently, these companies' stock prices have been under pressure, owing to near-term difficulties. This situation affords value investors like us an opportunity to establish a position at an attractive price. When the temporary problems subside, the share prices of these companies should resume an upward trajectory.

Your interest and investment in the Ave Maria Opportunity Fund is very much appreciated.

With best regards,


/s/ Timothy S. Schwartz

Timothy S. Schwartz
Portfolio Manager

AVE MARIA OPPORTUNITY FUND
PERFORMANCE (UNAUDITED)
================================================================================

            COMPARISON OF THE CHANGE IN VALUE OF A $10,000 INVESTMENT IN THE AVE MARIA OPPORTUNITY FUND AND THE RUSSELL 2000 INDEX

                               [GRAPHIC OMITTED]


          RUSSELL 2000 INDEX               AVE MARIA OPPORTUNITY FUND
          ------------------               --------------------------

           DATE         VALUE                  DATE         VALUE
           ----         -----                  ----         -----
         05/01/06    $  10,000               05/01/06    $  10,000
         05/31/06        9,481               05/31/06        9,960
         06/30/06        9,542               06/30/06        9,940
         07/31/06        9,232               07/31/06        9,750
         08/31/06        9,505               08/31/06        9,820
         09/30/06        9,584               09/30/06       10,030
         10/31/06       10,136               10/31/06       10,740
         11/30/06       10,402               11/30/06       10,850
         12/31/06       10,437               12/31/06       10,829

Past performance is not predictive of future performance.

---------------------------------
  Ave Maria Opportunity Fund
      Total Return (a)

    Since Inception (b)
    -------------------

           8.29%
---------------------------------

(a) The returns shown does not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.

(b) Represents the period from the commencement of operations (May 1, 2006) through December 31, 2006.

AVE MARIA OPPORTUNITY FUND
TEN LARGEST EQUITY HOLDINGS
DECEMBER 31, 2006 (UNAUDITED)
================================================================================================
     SHARES      COMPANY                                        MARKET VALUE    % OF NET ASSETS
------------------------------------------------------------------------------------------------
      25,000     Zebra Technologies Corporation - Class A ...     $ 869,750             4.9%
      45,000     Gentex Corporation .........................       700,200             4.0%
      17,500     Graco, Inc. ................................       693,350             3.9%
      50,000     Input/Output, Inc. .........................       681,500             3.8%
      40,000     Lifetime Brands, Inc. ......................       657,200             3.7%
      15,000     Kinetic Concepts, Inc. .....................       593,250             3.3%
          40     Ohio Savings Financial Corporation .........       466,000             2.6%
      25,000     Craftmade International, Inc. ..............       449,000             2.5%
      15,000     TCF Financial Corporation ..................       411,300             2.3%
      15,000     Century Bancorp, Inc. - Class A ............       409,500             2.3%

ASSET ALLOCATION (UNAUDITED)
================================================================================================
    SECTOR                                                                      % OF NET ASSETS
------------------------------------------------------------------------------------------------
    Aerospace & Defense.......................................................          2.6%
    Building Materials & Construction.........................................          4.0%
    Business Services.........................................................          3.5%
    Consumer - Durables.......................................................          9.2%
    Consumer - Nondurables....................................................          7.9%
    Consumer - Retail.........................................................          3.0%
    Energy & Mining...........................................................          7.0%
    Finance...................................................................         18.6%
    Healthcare................................................................          5.6%
    Industrial Products & Services............................................         14.0%
    Technology................................................................         10.7%
    Utilities.................................................................          0.3%
    Cash Equivalents, Other Assets and Liabilities............................         13.6%
                                                                                    -------
                                                                                      100.0%
                                                                                    =======

AVE MARIA OPPORTUNITY FUND
SCHEDULE OF INVESTMENTS
DECEMBER 31, 2006
================================================================================================
     SHARES     COMMON STOCKS -- 86.4%                                             MARKET VALUE
------------------------------------------------------------------------------------------------
                AEROSPACE & DEFENSE -- 2.6%
       2,000       American Science and Engineering, Inc. *....................   $      119,020
       7,500       Harris Corporation..........................................          343,950
                                                                                  --------------
                                                                                         462,970
                                                                                  --------------
                BUILDING MATERIALS & CONSTRUCTION -- 4.0%
       2,500       American Woodmark Corporation...............................          104,625
      20,000       A.S.V., Inc. *..............................................          325,400
      30,000       Champion Enterprises, Inc. *................................          280,800
                                                                                  --------------
                                                                                         710,825
                                                                                  --------------
                BUSINESS SERVICES -- 3.5%
      15,000       ServiceMaster Company (The).................................          196,650
      10,000       Superior Uniform Group, Inc. ...............................          128,600
     125,000       TVI Corporation *...........................................          293,750
                                                                                  --------------
                                                                                         619,000
                                                                                  --------------
                CONSUMER - DURABLES -- 9.2%
      25,000       Craftmade International, Inc. ..............................          449,000
      10,000       Leggett & Platt, Inc. ......................................          239,000
       5,000       Polaris Industries, Inc.....................................          234,150
      12,500       Select Comfort Corporation *................................          217,375
       7,500       Stanley Furniture Company, Inc..............................          160,875
       7,500       Thor Industries, Inc. ......................................          329,925
                                                                                  --------------
                                                                                       1,630,325
                                                                                  --------------
                CONSUMER - NONDURABLES -- 7.9%
      15,000       Acme United Corporation.....................................          216,150
      10,000       Hartmarx Corporation *......................................           70,600
      40,000       Lifetime Brands, Inc. ......................................          657,200
      10,000       Prestige Brands Holdings, Inc. *............................          130,200
       7,500       RC2 Corporation *...........................................          330,000
                                                                                  --------------
                                                                                       1,404,150
                                                                                  --------------
                CONSUMER - RETAIL -- 3.0%
       5,000       Christopher & Banks Corporation.............................           93,300
       2,500       Conn's, Inc. *..............................................           58,175
       5,000       Dollar Tree Stores, Inc. *..................................          150,500
       5,000       Foot Locker, Inc............................................          109,650
       2,000       Ross Stores, Inc. ..........................................           58,600
       2,500       Zale Corporation *..........................................           70,525
                                                                                  --------------
                                                                                         540,750
                                                                                  --------------
                ENERGY & MINING -- 7.0%
      50,000       Input/Output, Inc. *........................................          681,500
      12,500       Patterson-UTI Energy, Inc...................................          290,375
       7,500       Southwestern Energy Company *...............................          262,875
                                                                                  --------------
                                                                                       1,234,750
                                                                                  --------------

                                       23

AVE MARIA OPPORTUNITY FUND
SCHEDULE OF INVESTMENTS (CONTINUED)
================================================================================================
     SHARES     COMMON STOCKS -- 86.4% (CONTINUED)                                 MARKET VALUE
------------------------------------------------------------------------------------------------
                FINANCE - BANKS & THRIFTS -- 8.6%
      15,000       Century Bancorp, Inc. - Class A.............................   $      409,500
          40       Ohio Savings Financial Corporation .........................          466,000
      15,000       TCF Financial Corporation...................................          411,300
       6,000       United Bankshares, Inc. ....................................          231,900
                                                                                  --------------
                                                                                       1,518,700
                                                                                  --------------
                FINANCE - INSURANCE -- 8.2%
      10,000       American Safety Insurance Holdings Ltd. *...................          185,500
      12,000       Arthur J. Gallagher & Co. ..................................          354,600
      10,000       Fremont Michigan InsuraCorp, Inc. - Class A *...............          255,000
       4,000       Hanover Insurance Group Inc. ...............................          195,200
      25,000       Meadowbrook Insurance Group, Inc. *.........................          247,250
       3,200       Unico American Corporation *................................           41,856
       5,000       United Fire & Casualty Company..............................          176,250
                                                                                  --------------
                                                                                       1,455,656
                                                                                  --------------
                FINANCE - SERVICES -- 1.8%
       1,500       Student Loan Corporation (The)..............................          310,950
                                                                                  --------------
                HEALTHCARE -- 5.6%
       2,500       Beckman Coulter, Inc........................................          149,500
      15,000       Kinetic Concepts, Inc. *....................................          593,250
       5,000       Waters Corporation *........................................          244,850
                                                                                  --------------
                                                                                         987,600
                                                                                  --------------
                INDUSTRIAL PRODUCTS & SERVICES -- 14.0%
       5,000       Applied Industrial Technologies, Inc. ......................          131,550
       4,000       Balchem Corporation.........................................          102,720
      45,000       Gentex Corporation..........................................          700,200
      17,500       Graco, Inc..................................................          693,350
       2,500       Matthews International Corporation - Class A................           98,375
      12,500       RPM International Inc.......................................          261,125
       4,000       Strattec Security Corporation *.............................          186,400
      15,000       Sun Hydraulics Corporation..................................          307,650
                                                                                  --------------
                                                                                       2,481,370
                                                                                  --------------
                TECHNOLOGY -- 10.7%
      15,000       ADTRAN, Inc. ...............................................          340,500
       7,500       MTS Systems Corporation.....................................          289,650
       7,500       Raven Industries, Inc.......................................          201,000
       6,000       Stratasys, Inc. *...........................................          188,460
      25,000       Zebra Technologies Corporation - Class A *..................          869,750
                                                                                  --------------
                                                                                       1,889,360
                                                                                  --------------
                UTILITIES -- 0.3%
      10,000       SEMCO Energy, Inc. *........................................           61,000
                                                                                  --------------

                 TOTAL COMMON STOCKS (Cost $14,283,625)........................   $   15,307,406
                                                                                  --------------

                                       24

AVE MARIA OPPORTUNITY FUND
SCHEDULE OF INVESTMENTS (CONTINUED)
================================================================================================
      SHARES    CASH EQUIVALENTS -- 9.8%                                           MARKET VALUE
------------------------------------------------------------------------------------------------
     867,331       Federated Treasury Obligations Money Market Fund ...........   $      867,331
     867,331       Federated Government Obligations Money Market Fund .........          867,331
                                                                                  --------------
                TOTAL CASH EQUIVALENTS (Cost $1,734,662).......................   $    1,734,662
                                                                                  --------------

================================================================================================
      FACE
     AMOUNT     REPURCHASE AGREEMENTS (1) -- 3.6%                                   MARKET VALUE
------------------------------------------------------------------------------------------------
 $   640,054       U.S. Bank N.A., 4.100%, dated 12/29/06, due 01/02/07
                      repurchase proceeds: $640,345 (Cost $640,054)............   $      640,054
                                                                                  --------------

                TOTAL INVESTMENTS AT MARKET VALUE -- 99.8%
                (Cost $16,658,341).............................................   $   17,682,122

                OTHER ASSETS IN EXCESS OF LIABILITIES -- 0.2%..................           32,304
                                                                                  --------------

                NET ASSETS -- 100.0%...........................................   $   17,714,426
                                                                                  ==============

*     Non-income producing security.

(1)   Repurchase  agreement is fully  collateralized  by $640,054  FGCI,  Pool #
      G11649,  4.50%,  due  02/01/2020.   The  aggregate  market  value  of  the
      collateral  at December  31,  2006 was  $653,327.

See notes to financial statements.

AVE MARIA BOND FUND
PORTFOLIO MANAGER COMMENTARY
================================================================================

Dear Fellow Shareholders:

In 2006, the Ave Maria Bond Fund (Retail Class) had a total return of 6.0%. This compares favorably with the return on the Lehman Brothers Intermediate Government/Credit Index of 4.1%. The average maturity of the bond portfolio was shorter than that of the index for much of the year. This was additive to performance in an environment of generally rising interest rates. Throughout the year, we emphasized the purchase of very high quality bonds. Equities represented 17.8% of the portfolio at year end, and contributed positively to performance with 93% of those companies raising their dividends during the year. One issue was sold because of a change in its corporate policies, which resulted in the violation of our pro-life/pro-family screens.

Between June, 2004 and June, 2006 the Federal Reserve raised the Fed Funds rate on seventeen different occasions, moving that rate from 1.0% to 5.25%, where it currently stands. We believe this marks the peak in the Fed Funds rate for the current interest rate cycle. Last year, long-term interest rates moved up, much less than short-term rates, which are more directly impacted by Fed policy. The result is a negatively sloped yield curve with short-term rates higher than long-term rates.

Much has been made of the fact that the investment world is awash in liquidity. One of the effects of this phenomenon has been the low compensation investors receive for assuming more risk. This has expressed itself in the bond market as very small differences in yield for bonds with significant differences in credit ratings. Another way to view this situation is that there is little "give-up" in yield for owning high quality. Quality is cheap. Therefore, we have stressed purchases of U.S. Treasuries and Agencies (governments), the highest quality bonds available, and relatively short maturities which reduce volatility.

I'm happy to report that the Ave Maria Bond Fund (Retail Class) is 4-star rated by Morningstar* (out of 951 intermediate-term bond funds). Overall Morningstar Rating(TM) for a fund is derived from a weighted average of the performance figures associated with its 3-, 5-, and 10-year (if applicable) rating metrics.

Thanks for investing in the Ave Maria Bond Fund.

With best regards,


/s/ Richard L. Platte, Jr.

Richard L. Platte, Jr., CFA
Portfolio Manager

AVE MARIA BOND FUND
PORTFOLIO MANAGER COMMENTARY (CONTINUED)
================================================================================

* Source: Morningstar 12/31/06. For each fund with at least a 3-year history, Morningstar calculates a risk-adjusted measure that accounts for variation in a fund's monthly performance (including the effects of all sales charges), placing more emphasis on downward variations and rewarding consistent performance. The top 10% of funds in each category receive a Morningstar Rating(TM) of 5 stars, the next 22.5% receive 4 stars, the next 35% receive 3 stars, the next 22.5% receive 2 stars, and the bottom 10% receive 1 star. The Ave Maria Bond Fund was rated against 951 intermediate-term bond funds and received Morningstar Rating of 4 stars for the 3 year period. (C) 2006 Morningstar, Inc. All rights reserved. The information contained herein is proprietary to Morningstar and/or its content providers, may not be copied or distributed and is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information.

AVE MARIA BOND FUND
PERFORMANCE (UNAUDITED)
=================================================================================================

                   COMPARISON OF THE CHANGE IN VALUE OF A $10,000 INVESTMENT
                      IN THE AVE MARIA BOND FUND AND THE LEHMAN BROTHERS
                          INTERMEDIATE U.S. GOVERNMENT/CREDIT INDEX

                                      [GRAPHIC OMITTED]


LEHMAN BROTHERS INTERMEDIATE
U.S.GOVERNMENT/CREDIT INDEX      AVE MARIA BOND FUND (CLASS I)     AVE MARIA BOND FUND (CLASS R)
----------------------------    -----------------------------     -----------------------------
  DATE           BALANCE              DATE         BALANCE              DATE         BALANCE
  ----           ------              -------       -------             ------        -------
  05/01/03     $  10,000             05/01/03    $  10,000            05/01/03     $  10,000
  05/31/03        10,195             05/31/03       10,165            05/31/03        10,164
  06/30/03        10,188             06/30/03       10,163            06/30/03        10,151
  07/31/03         9,911             07/31/03        9,941            07/31/03         9,936
  08/31/03         9,934             08/31/03        9,962            08/31/03         9,954
  09/30/03        10,186             09/30/03       10,174            09/30/03        10,163
  10/31/03        10,090             10/31/03       10,145            10/31/03        10,131
  11/30/03        10,104             11/30/03       10,158            11/30/03        10,131
  12/31/03        10,192             12/31/03       10,256            12/31/03        10,236
  01/31/04        10,259             01/31/04       10,316            01/31/04        10,282
  02/24/04        10,364             02/29/04       10,426            02/29/04        10,399
  03/31/04        10,445             03/31/04       10,500            03/31/04        10,470
  04/30/04        10,197             04/30/04       10,278            04/30/04        10,235
  05/31/04        10,151             05/31/04       10,299            05/31/04        10,252
  06/30/04        10,182             06/30/04       10,354            06/30/04        10,306
  07/31/04        10,267             07/31/04       10,442            07/31/04        10,390
  08/31/04        10,439             08/31/04       10,635            08/31/04        10,579
  09/30/04        10,457             09/30/04       10,679            09/30/04        10,620
  10/31/04        10,527             10/31/04       10,768            10/31/04        10,705
  11/30/04        10,431             11/30/04       10,722            11/30/04        10,656
  12/31/04        10,502             12/31/04       10,823            12/31/04        10,753
  01/31/05        10,522             01/31/05       10,766            01/31/05        10,693
  02/28/05        10,464             02/28/05       10,749            02/28/05        10,673
  03/31/05        10,410             03/31/05       10,722            03/31/05        10,643
  04/30/05        10,529             04/30/05       10,826            04/30/05        10,732
  05/31/05        10,624             05/31/05       10,885            05/31/05        10,798
  06/30/05        10,669             06/30/05       10,946            06/30/05        10,857
  07/31/05        10,580             07/31/05       10,934            07/31/05        10,842
  08/31/05        10,704             08/31/05       11,006            08/31/05        10,911
   9/30/05        10,613              9/30/05       10,950             9/30/05        10,853
  10/31/05        10,555             10/31/05       10,895            10/31/05        10,785
  11/30/05        10,601             11/30/05       10,973            11/30/05        10,871
  12/31/05        10,668             12/31/05       11,020            12/31/05        10,903
   1/31/06        10,666              1/31/06       11,040             1/31/06        10,931
   2/28/06        10,674              2/28/06       11,037             2/28/06        10,926
   3/31/06        10,626              3/31/06       11,019             3/31/06        10,905
   4/30/06        10,632              4/30/06       11,065             4/30/06        10,948
   5/31/06        10,633              5/31/06       11,055             5/31/06        10,924
   6/30/06        10,649              6/30/06       11,070             6/30/06        10,937
   7/31/06        10,768              7/31/06       11,209             7/31/06        11,083
   8/31/06        10,904              8/31/06       11,359             8/31/06        11,228
   9/30/06        10,990              9/30/06       11,452             9/30/06        11,318
  10/31/06        11,048             10/31/06       11,570            10/31/06        11,431
  11/30/06        11,148             11/30/06       11,718            11/30/06        11,575
  12/31/06        11,103             12/31/06       11,698            12/31/06        11,552

Past performance is not predictive of future performance.

----------------------------------------
         Ave Maria Bond Fund
   Average Annual Total Returns (a)
 (for periods ended December 31, 2006)

                          Since
            1 Year     Inception (b)
            -------    -------------
Class I     6.16%         4.37%
Class R     5.95%         4.01%
----------------------------------------


(a) The returns shown does not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.

(b) Represents the period from the commencement of operations (May 1, 2003) through December 31, 2006.

AVE MARIA BOND FUND
TEN LARGEST HOLDINGS
DECEMBER 31, 2006 (UNAUDITED)
================================================================================================
   PAR VALUE     HOLDING                                        MARKET VALUE     % OF NET ASSETS
------------------------------------------------------------------------------------------------
  $4,000,000     U.S. Treasury Note, 3.750%, due 05/15/08 ..    $ 3,938,752             9.5%
   3,000,000     U.S. Treasury Note, 2.625%, due 05/15/08 ..      2,910,468             7.1%
   3,000,000     U.S. Treasury Note, 4.125%, due 05/15/15 ..      2,880,585             7.0%
   2,000,000     U.S. Treasury Note, 3.375%, due 02/15/08 ..      1,965,078             4.8%
   1,500,000     U.S. Treasury Note, 4.375%, due 08/15/12 ..      1,478,437             3.6%
   1,500,000     U.S. Treasury Note, 4.250%, due 10/15/10 ..      1,476,797             3.6%
   1,230,700     U.S. Treasury Inflation-Protection Note,
                   3.875%, due 01/15/09 ....................      1,264,544             3.1%
   1,000,000     United Technologies Corporation,
                   6.350%, due 03/01/11 ....................      1,039,772             2.5%
   1,000,000     Southern Power Company, 6.250%,
                   due 07/15/12 ............................      1,033,199             2.5%
     999,420     U.S. Treasury Inflation-Protection Note,
                   2.500%, due 07/15/16 ....................      1,006,994             2.4%

ASSET ALLOCATION (UNAUDITED)
================================================================================================
                                                                                 % OF NET ASSETS
------------------------------------------------------------------------------------------------
U.S. GOVERNMENT AND AGENCY OBLIGATIONS
U.S. Treasuries ..............................................................         50.4%
U.S. Government Agencies .....................................................         10.7%

CORPORATE BONDS
SECTOR
------
Consumer Products ............................................................          2.4%
Finance ......................................................................          4.7%
Food & Tobacco ...............................................................          1.5%
Industrials ..................................................................          3.7%
Utilities ....................................................................          2.5%

COMMON STOCKS
SECTOR
------
Business Services ............................................................          1.6%
Consumer - Durables ..........................................................          1.6%
Energy & Mining ..............................................................          0.7%
Finance ......................................................................          6.4%
Industrial Products & Services ...............................................          1.8%
Real Estate ..................................................................          1.0%
Utilities ....................................................................          4.7%
Cash Equivalents, Other Assets and Liabilities ...............................          6.3%
                                                                                    -------
                                                                                      100.0%
                                                                                    =======

AVE MARIA BOND FUND
SCHEDULE OF INVESTMENTS
DECEMBER 31, 2006
================================================================================================
                U.S. GOVERNMENT AND
   PAR VALUE    AGENCY OBLIGATIONS -- 61.1%                                        MARKET VALUE
------------------------------------------------------------------------------------------------
                U.S. TREASURIES -- 50.4%
$  2,000,000       U.S. Treasury Note, 3.375%, due 02/15/08....................   $    1,965,078
   3,000,000       U.S. Treasury Note, 2.625%, due 05/15/08....................        2,910,468
   4,000,000       U.S. Treasury Note, 3.750%, due 05/15/08....................        3,938,752
   1,230,700       U.S. Treasury Inflation-Protection Note, 3.875%, due 01/15/09       1,264,544
   1,000,000       U.S. Treasury Note, 3.000%, due 02/15/09....................          964,062
   1,000,000       U.S. Treasury Note, 3.375%, due 10/15/09....................          964,766
   1,500,000       U.S. Treasury Note, 4.250%, due 10/15/10....................        1,476,797
   1,500,000       U.S. Treasury Note, 4.375%, due 08/15/12....................        1,478,437
   1,000,000       U.S. Treasury Note, 4.000%, due 02/15/14....................          957,227
   3,000,000       U.S. Treasury Note, 4.125%, due 05/15/15....................        2,880,585
   1,000,000       U.S. Treasury Note, 4.500%, due 02/15/16....................          984,062
     999,420       U.S. Treasury Inflation-Protection Note, 2.500%, due 07/15/16       1,006,994
                                                                                  --------------
                                                                                      20,791,772
                                                                                  --------------
                U.S. GOVERNMENT AGENCIES -- 10.7%
   1,000,000       Federal Farm Credit Bank, 4.480%, due 08/24/12..............          975,602
   1,000,000       Federal Farm Credit Bank, 4.600%, due 12/27/12..............          980,529
     500,000       Federal Home Loan Bank, 3.375%, due 07/21/08................          487,394
   1,000,000       Federal Home Loan Bank, 4.375%, due 02/04/10................          979,716
   1,000,000       Federal Home Loan Bank, 5.000%, due 09/01/10................        1,002,253
                                                                                  --------------
                                                                                       4,425,494
                                                                                  --------------
                TOTAL U.S. GOVERNMENT AND
                   AGENCY OBLIGATIONS (Cost $25,531,262).......................   $   25,217,266
                                                                                  --------------

================================================================================================
   PAR VALUE    CORPORATE BONDS -- 14.8%                                           MARKET VALUE
------------------------------------------------------------------------------------------------
                CONSUMER PRODUCTS -- 2.4%
$  1,000,000       Harley-Davidson, Inc. - 144A(a), 3.625%, due 12/15/08.......   $      968,894
                                                                                  --------------

                FINANCE -- 4.7%
   1,000,000       Caterpillar Financial Services Corporation,
                       4.750%, due 02/17/15....................................          954,497
   1,000,000       Marshall & Ilsley Bank, 5.250%, due 09/04/12................        1,002,867
                                                                                  --------------
                                                                                       1,957,364
                                                                                  --------------
                FOOD & TOBACCO -- 1.5%
     600,000       Hormel Foods Corporation, 6.625%, due 06/01/11..............          630,372
                                                                                  --------------

                INDUSTRIALS -- 3.7%
     500,000       Johnson Controls, Inc., 5.250%, due 01/15/11................          496,059
   1,000,000       United Technologies Corporation, 6.350%, due 03/01/11.......        1,039,772
                                                                                  --------------
                                                                                       1,535,831
                                                                                  --------------

AVE MARIA BOND FUND
SCHEDULE OF INVESTMENTS (CONTINUED)
================================================================================================
  PAR VALUE     CORPORATE BONDS -- 14.8% (CONTINUED)                               MARKET VALUE
------------------------------------------------------------------------------------------------
                UTILITIES -- 2.5%
$  1,000,000       Southern Power Company, 6.250%, due 07/15/12................   $    1,033,199
                                                                                  --------------

                TOTAL CORPORATE BONDS (Cost $6,256,926)........................   $    6,125,660
                                                                                  --------------

================================================================================================
     SHARES     COMMON STOCKS -- 17.8%                                             MARKET VALUE
------------------------------------------------------------------------------------------------
                BUSINESS SERVICES -- 1.6%
      50,000       ServiceMaster Company (The).................................   $      655,500
                                                                                  --------------

                CONSUMER - DURABLES -- 1.6%
      10,000       Leggett & Platt, Inc. ......................................          239,000
      15,000       Newell Rubbermaid Inc.......................................          434,250
                                                                                  --------------
                                                                                         673,250
                                                                                  --------------
                ENERGY & MINING -- 0.7%
       8,000       National Fuel Gas Company...................................          308,320
                                                                                  --------------

                FINANCE - BANKS & THRIFTS -- 4.6%
      15,000       BB&T Corporation............................................          658,950
      10,000       Citizens Republic Bancorp...................................          265,000
      15,000       National City Corporation...................................          548,400
      15,000       TCF Financial Corporation...................................          411,300
                                                                                  --------------
                                                                                       1,883,650
                                                                                  --------------
                FINANCE - INSURANCE -- 1.8%
      25,000        Arthur J. Gallagher & Co...................................          738,750
                                                                                  --------------
                INDUSTRIAL PRODUCTS & SERVICES -- 1.8%
      35,000       RPM International Inc.......................................          731,150
                                                                                  --------------

                REAL ESTATE -- 1.0%
      10,000       Duke Realty Corporation.....................................          409,000
                                                                                  --------------

                UTILITIES -- 4.7%
      12,000       FPL Group, Inc..............................................          653,040
      12,000       Pinnacle West Capital Corporation...........................          607,680
      18,000       Southern Company ...........................................          663,480
                                                                                  --------------
                                                                                       1,924,200
                                                                                  --------------

                TOTAL COMMON STOCKS (Cost $6,203,865)..........................   $    7,323,820
                                                                                  --------------

AVE MARIA BOND FUND
SCHEDULE OF INVESTMENTS (CONTINUED)
================================================================================================
     SHARES     CASH EQUIVALENTS -- 4.8%                                           MARKET VALUE
------------------------------------------------------------------------------------------------
   1,959,237       Federated Treasury Obligations Money Market Fund ...........   $    1,959,237
      30,204       Federated Government Obligations Money Market Fund .........           30,204
                                                                                  --------------
                TOTAL CASH EQUIVALENTS (Cost $1,989,441).......................   $    1,989,441
                                                                                  --------------

                TOTAL INVESTMENTS AT MARKET VALUE -- 98.5%
                (Cost $39,981,494).............................................   $   40,656,187

                OTHER ASSETS IN EXCESS OF LIABILITIES -- 1.5%..................          605,639
                                                                                  --------------

                NET ASSETS -- 100.0%...........................................   $   41,261,826
                                                                                  ==============

(a) 144A - This is a restricted security that was sold in a transaction exempt from Rule 144A of the Securities Act of 1933. This security may be sold in transactions exempt form registration, normally to qualified institutional buyers.

See notes to financial statements.

AVE MARIA MUTUAL FUNDS
STATEMENTS OF ASSETS AND LIABILITIES
DECEMBER 31, 2006
================================================================================================================================
                                                   AVE MARIA       AVE MARIA      AVE MARIA         AVE MARIA
                                                    CATHOLIC        GROWTH          RISING         OPPORTUNITY       AVE MARIA
                                                  VALUES FUND        FUND        DIVIDEND FUND         FUND          BOND FUND
--------------------------------------------------------------------------------------------------------------------------------
ASSETS
Investment securities:
  At amortized cost ..........................   $ 217,328,267    $  73,277,461   $  32,083,382   $  16,658,341    $  39,981,494
                                                 =============    =============   =============   =============    =============
  At market value (Note 1) ...................   $ 261,696,966    $  85,404,886   $  35,486,022   $  17,682,122    $  40,656,187
Receivable for capital shares sold ...........         242,155          152,765          31,302          30,351          248,630
Dividends and interest receivable ............         277,344           91,056          65,132          21,477          375,280
Other assets .................................          27,954           12,806           8,537          12,479           11,101
                                                 -------------    -------------   -------------   -------------    -------------
   TOTAL ASSETS ..............................     262,244,419       85,661,513      35,590,993      17,746,429       41,291,198
                                                 -------------    -------------   -------------   -------------    -------------

LIABILITIES
Payable for investment securities purchased ..       3,438,803               --         420,299              --               --
Payable for capital shares redeemed ..........          54,281          224,067          30,053           1,253            6,181
Payable to Adviser (Note 2) ..................         639,128          190,964          74,707          18,104            2,424
Payable to affiliate (Note 2) ................          32,300           10,700           4,400           4,000            4,000
Accrued distribution fees (Note 2) ...........          30,093            8,099              --              --            4,868
Other accrued expenses .......................          38,155           16,979          10,429           8,646           11,899
                                                 -------------    -------------   -------------   -------------    -------------
   TOTAL LIABILITIES .........................       4,232,760          450,809         539,888          32,003           29,372
                                                 -------------    -------------   -------------   -------------    -------------
NET ASSETS ...................................   $ 258,011,659    $  85,210,704   $  35,051,105   $  17,714,426    $  41,261,826
                                                 =============    =============   =============   =============    =============

NET ASSETS CONSIST OF:
Paid-in capital ..............................   $ 214,269,263    $  73,082,950   $  31,648,372   $  16,720,823    $  40,588,552
Undistributed/(Distributions in excess of)
 net investment income .......................              --               --              --             258           (1,440)
Accumulated undistributed/(Distributions
 in excess of) net realized gains from
 security transactions .......................        (626,303)             329              93         (30,436)              21
Net unrealized appreciation/(depreciation)
 on investments ..............................      44,368,699       12,127,425       3,402,640       1,023,781          674,693
                                                 -------------    -------------   -------------   -------------    -------------
NET ASSETS ...................................   $ 258,011,659    $  85,210,704   $  35,051,105   $  17,714,426    $  41,261,826
                                                 =============    =============   =============   =============    =============

Shares of beneficial interest outstanding
 (unlimited number of shares authorized,
 no par value) ...............................      15,641,099        4,949,680       2,902,503       1,679,454
                                                 =============    =============   =============   =============

Net asset value, offering price and redemption
 price per share (Note 1) ....................   $       16.50    $       17.22   $       12.08   $       10.55
                                                 =============    =============   =============   =============

PRICING OF CLASS I SHARES
Net assets applicable to Class I shares ......                                                                     $  17,880,112
                                                                                                                   =============
Shares of beneficial interest outstanding
 (unlimited number of shares authorized,
 no par value) ...............................                                                                         1,741,856
                                                                                                                   =============
Net asset value, offering price and redemption
 price per share (Note 1) ....................                                                                     $       10.26
                                                                                                                   =============

PRICING OF CLASS R SHARES
Net assets applicable to Class R shares ......                                                                     $  23,381,714
                                                                                                                   =============
Shares of beneficial interest outstanding
 (unlimited number of shares authorized,
 no par value) ...............................                                                                         2,280,686
                                                                                                                   =============
Net asset value, offering price and redemption
 price per share (Note 1) ....................                                                                     $       10.25
                                                                                                                   =============

See notes to financial statements.

AVE MARIA MUTUAL FUNDS
STATEMENTS OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 2006(a)
==================================================================================================================================
                                                   AVE MARIA        AVE MARIA        AVE MARIA        AVE MARIA
                                                    CATHOLIC          GROWTH          RISING         OPPORTUNITY       AVE MARIA
                                                  VALUES FUND          FUND        DIVIDEND FUND         FUND          BOND FUND
----------------------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME
  Dividend ...................................   $   2,997,724    $     846,457    $     736,655    $     168,085    $     373,674
  Interest ...................................         132,577           22,258           22,961           66,474        1,673,840
                                                 -------------    -------------    -------------    -------------    -------------
    Total Income .............................       3,130,301          868,715          759,616          234,559        2,047,514
                                                 -------------    -------------    -------------    -------------    -------------
EXPENSES
  Investment advisory fees (Note 2) ..........       2,467,162          726,474          229,848          112,052          155,008
  Distribution fees (Note 2) .................         616,788          181,618               --               --               --
  Distribution fees - Class R (Note 2) .......              --               --               --               --           49,765
  Administration, accounting and
    transfer agent fees (Note 2) .............         370,007          109,000           49,354           32,000           53,031
  Legal and audit fees .......................          52,587           36,317           30,617           21,310           31,577
  Postage and supplies .......................          73,878           38,004           19,453            6,566           23,071
  Trustees' fees and expenses ................          25,177           25,177           25,177           12,355           25,177
  Registration fees - Common .................          28,135           20,198           22,674           13,012            7,844
  Registration fees - Class I ................              --               --               --               --            1,330
  Registration fees - Class R ................              --               --               --               --           10,542
  Custodian fees .............................          23,848            9,131            6,367            7,597            5,783
  Insurance expense ..........................          20,855            6,824            3,139              932            6,431
  Reports to shareholders ....................          19,894            9,365            3,076            1,038            3,236
  Compliance service fees ....................          15,992            5,254            2,787            1,431            4,378
  Advisory board fees and expenses ...........           4,650            4,650            4,650            1,900            4,650
  Other expenses .............................          22,455            8,314            5,733            3,151           10,937
                                                 -------------    -------------    -------------    -------------    -------------
    TOTAL EXPENSES ...........................       3,741,428        1,180,326          402,875          213,344          392,760
  Less fees waived and/or expenses reimbursed
    by the Adviser (Note 2):
    Common ...................................         (40,693)         (90,617)         (19,794)         (73,278)        (176,062)
    Class I ..................................              --               --               --               --           (1,330)
    Class R ..................................              --               --               --               --             (586)
                                                 -------------    -------------    -------------    -------------    -------------
    NET EXPENSES .............................       3,700,735        1,089,709          383,081          140,066          214,782
                                                 -------------    -------------    -------------    -------------    -------------

NET INVESTMENT INCOME/(LOSS) .................        (570,434)        (220,994)         376,535           94,493        1,832,732
                                                 -------------    -------------    -------------    -------------    -------------

REALIZED AND UNREALIZED GAINS
  ON INVESTMENTS
  Net realized gains from security transactions     10,818,434          712,003          748,365          342,668          260,709
  Net realized gains from in-kind
    redemptions (Note 1) .....................      18,457,383        2,014,638        1,733,646               --               --
  Net change in unrealized appreciation/
    (depreciation) on investments ............       4,564,102        7,996,624        2,332,107        1,023,781          704,922
                                                 -------------    -------------    -------------    -------------    -------------

NET REALIZED AND UNREALIZED
  GAINS ON INVESTMENTS .......................      33,839,919       10,723,265        4,814,118        1,366,449          965,631
                                                 -------------    -------------    -------------    -------------    -------------

NET INCREASE IN NET
  ASSETS FROM OPERATIONS .....................   $  33,269,485    $  10,502,271    $   5,190,653    $   1,460,942    $   2,798,363
                                                 =============    =============    =============    =============    =============

(a) Except for the Ave Maria Opportunity Fund, which represents the period from the commencement of operations (May 1, 2006) through December 31, 2006.

See notes to financial statements.

AVE MARIA CATHOLIC VALUES FUND
STATEMENTS OF CHANGES IN NET ASSETS
========================================================================================================
                                                                             YEAR            YEAR
                                                                             ENDED           ENDED
                                                                          DECEMBER 31,     DECEMBER 31,
                                                                             2006            2005
--------------------------------------------------------------------------------------------------------
FROM OPERATIONS
   Net investment loss ...............................................   $    (570,434)   $    (675,749)
   Net realized gains from security transactions .....................      10,818,434        6,419,904
   Net realized gains from in-kind redemptions (Note 1) ..............      18,457,383       25,684,514
   Net change in unrealized appreciation/(depreciation) on investments       4,564,102      (18,517,281)
                                                                         -------------    -------------
Net increase in net assets from operations ...........................      33,269,485       12,911,388
                                                                         -------------    -------------

FROM DISTRIBUTIONS TO SHAREHOLDERS
   From net realized gains on investments ............................     (10,545,124)      (6,556,047)
                                                                         -------------    -------------

FROM CAPITAL SHARE TRANSACTIONS
   Proceeds from shares sold .........................................      52,002,346       71,427,677
   Reinvestment of distributions to shareholders .....................       9,595,000        4,811,260
   Payments for shares redeemed ......................................     (72,685,160)     (84,289,471)
                                                                         -------------    -------------
Net decrease in net assets from capital share transactions ...........     (11,087,814)      (8,050,534)
                                                                         -------------    -------------

TOTAL INCREASE/(DECREASE) IN NET ASSETS ..............................      11,636,547       (1,695,193)

NET ASSETS
   Beginning of year .................................................     246,375,112      248,070,305
                                                                         -------------    -------------
   End of year .......................................................   $ 258,011,659    $ 246,375,112
                                                                         =============    =============

ACCUMULATED UNDISTRIBUTED NET INVESTMENT INCOME ......................   $          --    $          --
                                                                         =============    =============

SUMMARY OF CAPITAL SHARE ACTIVITY
   Shares sold .......................................................       3,249,139        4,855,617
   Shares issued in reinvestment of distributions to shareholders ....         578,360          316,942
   Shares redeemed ...................................................      (4,543,268)      (5,785,549)
                                                                         -------------    -------------
   Net decrease in shares outstanding ................................        (715,769)        (612,990)
   Shares outstanding, beginning of year .............................      16,356,868       16,969,858
                                                                         -------------    -------------
   Shares outstanding, end of year ...................................      15,641,099       16,356,868
                                                                         =============    =============

See notes to financial statements.

AVE MARIA GROWTH FUND
STATEMENTS OF CHANGES IN NET ASSETS
========================================================================================================
                                                                             YEAR             YEAR
                                                                             ENDED            ENDED
                                                                          DECEMBER 31,     DECEMBER 31,
                                                                             2006             2005
--------------------------------------------------------------------------------------------------------
FROM OPERATIONS
   Net investment loss ...............................................   $    (220,994)   $    (197,932)
   Net realized gains from security transactions .....................         712,003          195,655
   Net realized gains from in-kind redemptions (Note 1) ..............       2,014,638        5,019,059
   Net change in unrealized appreciation/(depreciation) on investments       7,996,624       (4,911,979)
                                                                         -------------    -------------
Net increase in net assets from operations ...........................      10,502,271          104,803
                                                                         -------------    -------------

FROM DISTRIBUTIONS TO SHAREHOLDERS
   From net realized gains on investments ............................        (711,674)        (170,748)
                                                                         -------------    -------------

FROM CAPITAL SHARE TRANSACTIONS
   Proceeds from shares sold .........................................      27,242,598       33,341,319
   Reinvestment of distributions to shareholders .....................         668,695          145,383
   Payments for shares redeemed ......................................     (16,052,538)     (21,433,585)
                                                                         -------------    -------------
Net increase in net assets from capital share transactions ...........      11,858,755       12,053,117
                                                                         -------------    -------------

TOTAL INCREASE IN NET ASSETS .........................................      21,649,352       11,987,172

NET ASSETS
   Beginning of year .................................................      63,561,352       51,574,180
                                                                         -------------    -------------
   End of year .......................................................   $  85,210,704    $  63,561,352
                                                                         =============    =============

ACCUMULATED UNDISTRIBUTED NET INVESTMENT INCOME ......................   $          --    $          --
                                                                         =============    =============

SUMMARY OF CAPITAL SHARE ACTIVITY
   Shares sold .......................................................       1,667,583        2,275,713
   Shares issued in reinvestment of distributions to shareholders ....          38,564            9,634
   Shares redeemed ...................................................        (993,409)      (1,488,490)
                                                                         -------------    -------------
   Net increase in shares outstanding ................................         712,738          796,857
   Shares outstanding, beginning of year .............................       4,236,942        3,440,085
                                                                         -------------    -------------
   Shares outstanding, end of year ...................................       4,949,680        4,236,942
                                                                         =============    =============

See notes to financial statements.

AVE MARIA RISING DIVIDEND FUND
STATEMENTS OF CHANGES IN NET ASSETS
========================================================================================================
                                                                             YEAR            PERIOD
                                                                             ENDED           ENDED
                                                                          DECEMBER 31,    DECEMBER 31,
                                                                             2006            2005 (a)
--------------------------------------------------------------------------------------------------------
FROM OPERATIONS
   Net investment income .............................................   $     376,535    $     154,951
   Net realized gains from security transactions .....................         748,365            5,878
   Net realized gains from in-kind redemptions (Note 1) ..............       1,733,646               --
   Net change in unrealized appreciation/(depreciation) on investments       2,332,107        1,070,533
                                                                         -------------    -------------
Net increase in net assets from operations ...........................       5,190,653        1,231,362
                                                                         -------------    -------------

FROM DISTRIBUTIONS TO SHAREHOLDERS
   From net investment income ........................................        (376,535)        (155,062)
   From net realized gains on investments ............................        (748,272)          (5,912)
                                                                         -------------    -------------
Net decrease in net assets from distributions to shareholders ........      (1,124,807)        (160,974)
                                                                         -------------    -------------

FROM CAPITAL SHARE TRANSACTIONS
   Proceeds from shares sold .........................................      16,397,640       24,214,318
   Reinvestment of distributions to shareholders .....................         711,266          115,204
   Payments for shares redeemed ......................................     (11,366,258)        (157,299)
                                                                         -------------    -------------
Net increase in net assets from capital share transactions ...........       5,742,648       24,172,223
                                                                         -------------    -------------

TOTAL INCREASE IN NET ASSETS .........................................       9,808,494       25,242,611

NET ASSETS
   Beginning of period ...............................................      25,242,611               --
                                                                         -------------    -------------
   End of period .....................................................   $  35,051,105    $  25,242,611
                                                                         =============    =============

ACCUMULATED UNDISTRIBUTED NET INVESTMENT INCOME ......................   $          --    $          --
                                                                         =============    =============

SUMMARY OF CAPITAL SHARE ACTIVITY
   Shares sold .......................................................       1,432,894        2,387,085
   Shares issued in reinvestment of distributions to shareholders ....          59,190           11,154
   Shares redeemed ...................................................        (972,858)         (14,962)
                                                                         -------------    -------------
   Net increase in shares outstanding ................................         519,226        2,383,277
   Shares outstanding, beginning of period ...........................       2,383,277               --
                                                                         -------------    -------------
   Shares outstanding, end of period .................................       2,902,503        2,383,277
                                                                         =============    =============

(a) Represents the period from the commencement of operations (May 2, 2005) through December 31, 2005.

See notes to financial statements.

AVE MARIA OPPORTUNITY FUND
STATEMENT OF CHANGES IN NET ASSETS
======================================================================================
                                                                             PERIOD
                                                                             ENDED
                                                                          DECEMBER 31,
                                                                            2006 (a)
--------------------------------------------------------------------------------------
FROM OPERATIONS
   Net investment income .............................................   $      94,493
   Net realized gains from security transactions .....................         342,668
   Net change in unrealized appreciation/(depreciation) on investments       1,023,781
                                                                         -------------
Net increase in net assets from operations ...........................       1,460,942
                                                                         -------------

FROM DISTRIBUTIONS TO SHAREHOLDERS
   From net investment income ........................................         (94,235)
   From net realized gains on investments ............................        (373,104)
                                                                         -------------
Net decrease in net assets from distributions to shareholders ........        (467,339)
                                                                         -------------

FROM CAPITAL SHARE TRANSACTIONS
   Proceeds from shares sold .........................................      18,868,063
   Reinvestment of distributions to shareholders .....................          91,678
   Payments for shares redeemed ......................................      (2,238,918)
                                                                         -------------
Net increase in net assets from capital share transactions ...........      16,720,823
                                                                         -------------

TOTAL INCREASE IN NET ASSETS .........................................      17,714,426

NET ASSETS
   Beginning of period ...............................................              --
                                                                         -------------
   End of period .....................................................   $  17,714,426
                                                                         =============

ACCUMULATED UNDISTRIBUTED NET INVESTMENT INCOME ......................   $         258
                                                                         =============

SUMMARY OF CAPITAL SHARE ACTIVITY
   Shares sold .......................................................       1,880,754
   Shares issued in reinvestment of distributions to shareholders ....           8,641
   Shares redeemed ...................................................        (209,941)
                                                                         -------------
   Net increase in shares outstanding ................................       1,679,454
   Shares outstanding, beginning of period ...........................              --
                                                                         -------------
   Shares outstanding, end of period .................................       1,679,454
                                                                         =============

(a) Represents the period from the commencement of operations (May 1, 2006) through December 31, 2006.

See notes to financial statements.

AVE MARIA BOND FUND
STATEMENTS OF CHANGES IN NET ASSETS
===============================================================================================================
                                                                                    YEAR             YEAR
                                                                                    ENDED            ENDED
                                                                                 DECEMBER 31,     DECEMBER 31,
                                                                                    2006             2005
---------------------------------------------------------------------------------------------------------------
FROM OPERATIONS
   Net investment income ....................................................   $   1,832,732    $   1,792,490
   Net realized gains from security transactions ............................         260,709          277,837
   Net change in unrealized appreciation/(depreciation) on investments ......         704,922         (954,305)
                                                                                -------------    -------------
Net increase in net assets from operations ..................................       2,798,363        1,116,022
                                                                                -------------    -------------

FROM DISTRIBUTIONS TO SHAREHOLDERS
   From net investment income, Class I ......................................      (1,135,731)      (1,391,917)
   From net investment income, Class R ......................................        (700,257)        (401,832)
   From net realized gains on investments, Class I ..........................        (114,092)        (206,354)
   From net realized gains on investments, Class R ..........................        (146,596)         (71,805)
                                                                                -------------    -------------
Net decrease in net assets from distributions to shareholders ...............      (2,096,676)      (2,071,908)
                                                                                -------------    -------------

FROM CAPITAL SHARE TRANSACTIONS
CLASS I
   Proceeds from shares sold ................................................         135,000       15,155,714
   Reinvestment of distributions to shareholders ............................          16,961        1,255,136
   Payments for shares redeemed .............................................     (30,709,371)            (128)
                                                                                -------------    -------------
Net increase/(decrease) in net assets from Class I capital share transactions     (30,557,410)      16,410,722
                                                                                -------------    -------------

CLASS R
   Proceeds from shares sold ................................................       8,193,903       12,343,959
   Reinvestment of distributions to shareholders ............................         774,275          437,119
   Payments for shares redeemed .............................................      (2,804,300)      (2,230,831)
                                                                                -------------    -------------
Net increase in net assets from Class R capital share transactions ..........       6,163,878       10,550,247
                                                                                -------------    -------------
TOTAL INCREASE/(DECREASE) IN NET ASSETS .....................................     (23,691,845)      26,005,083
NET ASSETS
   Beginning of year ........................................................      64,953,671       38,948,588
                                                                                -------------    -------------
   End of year ..............................................................   $  41,261,826    $  64,953,671
                                                                                =============    =============
ACCUMULATED UNDISTRIBUTED/(OVERDISTRIBUTED)
   NET INVESTMENT INCOME ....................................................   $      (1,440)   $       1,816
                                                                                =============    =============
SUMMARY OF CAPITAL SHARE ACTIVITY
CLASS I
   Shares sold ..............................................................          13,478        1,487,398
   Shares issued in reinvestment of distributions to shareholders ...........           1,689          123,286
   Shares redeemed ..........................................................      (3,039,466)             (13)
                                                                                -------------    -------------
   Net increase/(decrease) in shares outstanding ............................      (3,024,299)       1,610,671
   Shares outstanding, beginning of year ....................................       4,766,155        3,155,484
                                                                                -------------    -------------
   Shares outstanding, end of year ..........................................       1,741,856        4,766,155
                                                                                =============    =============
CLASS R
   Shares sold ..............................................................         811,940        1,215,210
   Shares issued in reinvestment of distributions to shareholders ...........          76,363           43,058
   Shares redeemed ..........................................................        (277,651)        (219,911)
                                                                                -------------    -------------
   Net increase in shares outstanding .......................................         610,652        1,038,357
   Shares outstanding, beginning of year ....................................       1,670,034          631,677
                                                                                -------------    -------------
   Shares outstanding, end of year ..........................................       2,280,686        1,670,034
                                                                                =============    =============

See notes to financial statements.

AVE MARIA CATHOLIC VALUES FUND
FINANCIAL  HIGHLIGHTS
PER SHARE DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR
==============================================================================================================================
                                                     YEAR            YEAR            YEAR            YEAR            YEAR
                                                     ENDED           ENDED           ENDED           ENDED           ENDED
                                                  DECEMBER 31,    DECEMBER 31,    DECEMBER 31,    DECEMBER 31,    DECEMBER 31,
                                                     2006            2005            2004            2003            2002
------------------------------------------------------------------------------------------------------------------------------
Net asset value at beginning of year ..........   $     15.06     $     14.62     $     12.75     $      9.47     $     10.50
                                                  -----------     -----------     -----------     -----------     -----------

Income/(loss) from investment operations:
  Net investment loss .........................         (0.04)          (0.04)          (0.05)          (0.03)          (0.01)
  Net realized and unrealized gains/(losses)
     on investments ...........................          2.18            0.89            2.61            3.40           (1.02)
                                                  -----------     -----------     -----------     -----------     -----------
Total from investment operations ..............          2.14            0.85            2.56            3.37           (1.03)
                                                  -----------     -----------     -----------     -----------     -----------

Less distributions:
  From net realized gains on investments ......         (0.70)          (0.41)          (0.69)          (0.09)             --
                                                  -----------     -----------     -----------     -----------     -----------

Net asset value at end of year ................   $     16.50     $     15.06     $     14.62     $     12.75     $      9.47
                                                  ===========     ===========     ===========     ===========     ===========

Total return (a) ..............................          14.2%            5.8%           20.1%           35.6%           (9.8)%
                                                  ===========     ===========     ===========     ===========     ===========

Ratios/Supplementary Data:
Net assets at end of year (000's) .............   $   258,012     $   246,375     $   248,070     $   144,956     $    61,802
                                                  ===========     ===========     ===========     ===========     ===========

Ratio of net expenses to average net assets (b)          1.50%           1.50%           1.50%           1.50%           1.50%

Ratio of net investment loss
  to average net assets .......................         (0.23)%         (0.28)%         (0.44)%         (0.28)%         (0.14)%

Portfolio turnover rate .......................            59%             61%             34%             58%             86%

(a) Total return is a measure of the change in value of an investment in the Fund over the periods covered, which assumes any dividends or capital gains distributions are reinvested in shares of the Fund. The returns shown do not reflect any reduction for sales charges, nor do they reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.

(b) Absent investment advisory fees waived by the Adviser, the ratio of expenses to average net assets would have been 1.52%, 1.51%, 1.52%, 1.56% and 1.69% for the years ended December 31, 2006, 2005, 2004, 2003 and 2002, respectively.

See notes to financial statements.

AVE MARIA GROWTH FUND
FINANCIAL HIGHLIGHTS
PER SHARE DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD
===============================================================================================================
                                                       YEAR           YEAR           YEAR          PERIOD
                                                       ENDED          ENDED          ENDED          ENDED
                                                    DECEMBER 31,   DECEMBER 31,   DECEMBER 31,   DECEMBER 31,
                                                       2006           2005           2004          2003 (a)
---------------------------------------------------------------------------------------------------------------
Net asset value at beginning of period ...........   $    15.00     $    14.99     $    12.34     $    10.00
                                                     ----------     ----------     ----------     ----------

Income/(loss) from investment operations:
  Net investment loss ............................        (0.04)         (0.05)         (0.03)         (0.02)
  Net realized and unrealized gains on investments         2.40           0.10           2.68           2.36
                                                     ----------     ----------     ----------     ----------
Total from investment operations .................         2.36           0.05           2.65           2.34
                                                     ----------     ----------     ----------     ----------

Less distributions:
  From net realized gains on investments .........        (0.14)         (0.04)            --             --
                                                     ----------     ----------     ----------     ----------

Net asset value at end of period .................   $    17.22     $    15.00     $    14.99     $    12.34
                                                     ==========     ==========     ==========     ==========

Total return (b) .................................         15.8%           0.3%          21.5%          23.4%(c)
                                                     ==========     ==========     ==========     ==========

Ratios/Supplementary Data:
Net assets at end of period (000's) ..............   $   85,211     $   63,561     $   51,574     $   15,105
                                                     ==========     ==========     ==========     ==========

Ratio of net expenses to average net assets (d) ..         1.50%          1.50%          1.50%          1.49%(e)

Ratio of net investment loss to average net assets        (0.30)%        (0.34)%        (0.29)%        (0.36)%(e)

Portfolio turnover rate ..........................           13%            29%             3%             0%

(a) Represents the period from the initial public offering (May 1, 2003) through December 31, 2003.

(b) Total return is a measure of the change in value of an investment in the Fund over the periods covered, which assumes any dividends or capital gains distributions are reinvested in shares of the Fund. The returns shown do not reflect any reduction for sales charges, nor do they reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.

(c)   Not annualized.

(d) Absent fee waivers and expense reimbursements by the Adviser, the ratio of expenses to average net assets would have been 1.62%, 1.64%, 1.79% and 2.61%(e) for the periods ended December 31, 2006, 2005, 2004 and 2003, respectively.

(e)   Annualized.

See notes to financial statements.

AVE MARIA RISING DIVIDEND FUND
FINANCIAL HIGHLIGHTS
PER SHARE DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD
=====================================================================================
                                                           YEAR            PERIOD
                                                           ENDED            ENDED
                                                        DECEMBER 31,     DECEMBER 31,
                                                           2006            2005 (a)
-------------------------------------------------------------------------------------
Net asset value at beginning of period .............   $      10.59     $      10.00
                                                       ------------     ------------

Income from investment operations:
   Net investment income ...........................           0.14             0.08
   Net realized and unrealized gains on investments            1.75             0.59
                                                       ------------     ------------
Total from investment operations ...................           1.89             0.67
                                                       ------------     ------------

Less distributions:
   From net investment income ......................          (0.14)           (0.08)
   From net realized gains on investments ..........          (0.26)           (0.00)(b)
                                                       ------------     ------------
Total distributions ................................          (0.40)           (0.08)
                                                       ------------     ------------

Net asset value at end of period ...................   $      12.08     $      10.59
                                                       ============     ============

Total return (c) ...................................           17.9%             6.7%(d)
                                                       ============     ============

Ratios/Supplementary Data:
Net assets at end of period (000's) ................   $     35,051     $     25,243
                                                       ============     ============

Ratio of net expenses to average net assets (e) ....           1.25%            1.24%(f)

Ratio of net investment income to average net assets           1.23%            1.19%(f)

Portfolio turnover rate ............................             65%              21%(f)

(a) Represents the period from the initial public offering (May 2, 2005) through December 31, 2005.

(b)   Amount rounds to less than $0.01 per share.

(c) Total return is a measure of the change in value of an investment in the Fund over the periods covered, which assumes any dividends or capital gains distributions are reinvested in shares of the Fund. The returns shown do not reflect any reduction for sales charges, nor do they reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.

(d)   Not annualized.

(e) Absent investment advisory fees waived by the Adviser, the ratio of expenses to average net assets would have been 1.31% and 1.43%(f) for the periods ended December 31, 2006 and 2005, respectively.

(f)   Annualized.

See notes to financial statements.

AVE MARIA OPPORTUNITY FUND
FINANCIAL HIGHLIGHTS
PER SHARE DATA FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD
================================================================================
                                                                PERIOD
                                                                 ENDED
                                                              DECEMBER 31,
                                                                2006 (a)
--------------------------------------------------------------------------------
Net asset value at beginning of period .............         $      10.00
                                                             ------------

Income from investment operations:
   Net investment income ...........................                 0.06
   Net realized and unrealized gains on investments                  0.77
                                                             ------------
Total from investment operations ...................                 0.83
                                                             ------------

Less distributions:
   From net investment income ......................                (0.06)
   From net realized gains on investments ..........                (0.22)
                                                             ------------
Total distributions ................................                (0.28)
                                                             ------------

Net asset value at end of period ...................         $      10.55
                                                             ============

Total return (b) ...................................                  8.3%(c)
                                                             ============

Ratios/Supplementary Data:
Net assets at end of period (000's) ................         $     17,714
                                                             ============

Ratio of net expenses to average net assets (d) ....                 1.24%(e)

Ratio of net investment income to average net assets                 0.84%(e)

Portfolio turnover rate ............................                  102%(e)

(a) Represents the period from the initial public offering (May 1, 2006) through December 31, 2006.

(b) Total return is a measure of the change in value of an investment in the Fund over the period covered, which assumes any dividends or capital gains distributions are reinvested in shares of the Fund. The return shown does not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.

(c)   Not annualized.

(d) Absent investment advisory fees waived by the Adviser, the ratio of expenses to average net assets would have been 1.90%(e) for the period ended December 31, 2006.

(e)   Annualized.

See notes to financial statements.

AVE MARIA BOND FUND - CLASS I
FINANCIAL HIGHLIGHTS
PER SHARE DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD
=================================================================================================================
                                                      YEAR            YEAR             YEAR              PERIOD
                                                      ENDED           ENDED            ENDED             ENDED
                                                   DECEMBER 31,    DECEMBER 31,     DECEMBER 31,      DECEMBER 31,
                                                      2006            2005             2004             2003 (a)
-----------------------------------------------------------------------------------------------------------------

Net asset value at beginning of period ........   $      10.10     $      10.29     $      10.09     $      10.00
                                                  ------------     ------------     ------------     ------------

Income/(loss) from investment operations:
  Net investment income .......................           0.38             0.33             0.28             0.16
  Net realized and unrealized gains/
    (losses) on investments ...................           0.23            (0.15)            0.27             0.10
                                                  ------------     ------------     ------------     ------------
Total from investment operations ..............           0.61             0.18             0.55             0.26
                                                  ------------     ------------     ------------     ------------

Less distributions:
  From net investment income ..................          (0.38)           (0.33)           (0.28)           (0.16)
  From net realized gains on investments ......          (0.07)           (0.04)           (0.07)           (0.01)
                                                  ------------     ------------     ------------     ------------
Total distributions ...........................          (0.45)           (0.37)           (0.35)           (0.17)
                                                  ------------     ------------     ------------     ------------

Net asset value at end of period ..............   $      10.26     $      10.10     $      10.29     $      10.09
                                                  ============     ============     ============     ============

Total return (b) ..............................            6.2%             1.8%             5.5%             2.6%(c)
                                                  ============     ============     ============     ============

Ratios/Supplementary Data:
Net assets at end of period (000's)  ..........   $     17,880     $     48,115     $     32,458     $     30,773
                                                  ============     ============     ============     ============

Ratio of net expenses to average net assets (d)           0.30%            0.30%            0.30%            0.30%(e)

Ratio of net investment income
  to average net assets .......................           3.67%            3.32%            2.77%            2.36%(e)

Portfolio turnover rate .......................             21%              22%              47%              50%(e)

(a) Represents the period from the initial public offering (May 1, 2003) through December 31, 2003.

(b) Total return is a measure of the change in value of an investment in the Fund over the periods covered, which assumes any dividends or capital gains distributions are reinvested in shares of the Fund. Returns shown do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.

(c)   Not annualized.

(d) Absent fee waivers and expense reimbursements by the Adviser, the ratio of expenses to average net assets would have been 0.65%, 0.61%, 0.72% and 0.71%(e) for the periods ended December 31, 2006, 2005, 2004 and 2003, respectively.

(e)   Annualized.

See notes to financial statements.

AVE MARIA BOND FUND - CLASS R
FINANCIAL HIGHLIGHTS
PER SHARE DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD
=================================================================================================================
                                                      YEAR            YEAR             YEAR              PERIOD
                                                      ENDED           ENDED            ENDED             ENDED
                                                   DECEMBER 31,    DECEMBER 31,     DECEMBER 31,      DECEMBER 31,
                                                      2006            2005             2004             2003 (a)
-----------------------------------------------------------------------------------------------------------------
Net asset value at beginning of period ........   $      10.08     $      10.28     $      10.09     $      10.00
                                                  ------------     ------------     ------------     ------------

Income/(loss) from investment operations:
  Net investment income .......................           0.35             0.30             0.24             0.14
  Net realized and unrealized gains/
    (losses) on investments ...................           0.24            (0.16)            0.26             0.10
                                                  ------------     ------------     ------------     ------------
Total from investment operations ..............           0.59             0.14             0.50             0.24
                                                  ------------     ------------     ------------     ------------

Less distributions:
  From net investment income ..................          (0.35)           (0.30)           (0.24)           (0.14)
  From net realized gains on investments ......          (0.07)           (0.04)           (0.07)           (0.01)
                                                  ------------     ------------     ------------     ------------
Total distributions ...........................          (0.42)           (0.34)           (0.31)           (0.15)
                                                  ------------     ------------     ------------     ------------

Net asset value at end of period ..............   $      10.25     $      10.08     $      10.28     $      10.09
                                                  ============     ============     ============     ============

Total return (b) ..............................            6.0%             1.4%             5.1%             2.4%(c)
                                                  ============     ============     ============     ============

Ratios/Supplementary Data:
Net assets at end of period (000's)  ..........   $     23,382     $     16,839     $      6,491     $      1,502
                                                  ============     ============     ============     ============

Ratio of net expenses to average net assets (d)           0.60%            0.61%            0.70%            0.69%(e)

Ratio of net investment income
  to average net assets .......................           3.37%            3.01%            2.37%            1.96%(e)

Portfolio turnover rate .......................             21%              22%              47%              50%(e)

(a) Represents the period from the initial public offering (May 1, 2003) through December 31, 2003.

(b) Total return is a measure of the change in value of an investment in the Fund over the periods covered, which assumes any dividends or capital gains distributions are reinvested in shares of the Fund. The returns shown do not reflect any reduction for sales charges, nor do they reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.

(c)   Not annualized.

(d) Absent fee waivers and expense reimbursements by the Adviser, the ratio of expenses to average net assets would have been 0.94%, 0.92%, 1.31% and 2.49%(e) for the periods ended December 31, 2006, 2005, 2004 and 2003, respectively.

(e)   Annualized.

See notes to financial statements.

AVE MARIA MUTUAL FUNDS
NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 2006
================================================================================

1.    SIGNIFICANT ACCOUNTING POLICIES

The Ave Maria Catholic Values Fund, the Ave Maria Growth Fund, the Ave Maria Rising Dividend Fund, the Ave Maria Opportunity Fund (formerly the Ave Maria Small Cap Fund) and the Ave Maria Bond Fund (collectively, the "Funds") are each a diversified series of the Schwartz Investment Trust (the "Trust"), an open-end management investment company registered under the Investment Company Act of 1940 and established as an Ohio business trust under a Declaration of Trust dated August 31, 1992. The Ave Maria Catholic Values Fund commenced the public offering of its shares on May 1, 2001. The public offering of shares of the Ave Maria Growth Fund and the Ave Maria Bond Fund commenced on May 1, 2003. The Ave Maria Rising Dividend Fund commenced the public offering of its shares on May 2, 2005. The Ave Maria Opportunity Fund commenced the public offering of its shares on May 1, 2006. The Funds determine and make available for publication the net asset value of each of its shares on a daily basis.

The investment objective of the Ave Maria Catholic Values Fund is to seek long-term capital appreciation from equity investments in companies that do not violate core values and teachings of the Roman Catholic Church. The investment objective of the Ave Maria Growth Fund is to seek long-term capital appreciation, using the growth style, from equity investments in companies that do not violate core values and teachings of the Roman Catholic Church. The investment objective of the Ave Maria Rising Dividend Fund is to provide increasing dividend income over time, long-term growth of capital, and a reasonable level of current income from investments in dividend-paying common stocks of companies that do no violate core values and teachings of the Roman Catholic Church. The investment objective of the Ave Maria Opportunity Fund is long-term capital appreciation from equity investments in companies that do not violate core values and teachings of the Roman Catholic Church. The investment objective of the Ave Maria Bond Fund is to seek preservation of principal with a reasonable level of current income. See the Funds' Prospectus for information regarding the investment strategies of each Fund.

The Ave Maria Bond Fund offers two classes of shares: Class I shares (sold subject to a distribution fee of up to 0.10% of the average daily net assets attributable to Class I shares) and Class R shares (sold subject to a distribution fee of up to 0.25% of the average daily net assets attributable to Class R shares). Each class of shares represents an interest in the same assets of the Fund, has the same rights and is identical in all material respects except that: (1) Class R bears the expenses of higher distribution fees; (2) certain other class-specific expenses will be borne solely by the class to which such expenses are attributable; (3) each class has exclusive voting rights with respect to matters relating to its own distribution arrangements; and (4) Class I shares require an initial investment of $25 million. Investment income earned, realized capital gains and losses, and unrealized appreciation and depreciation are allocated daily to each class of shares based upon its proportionate share of total net assets of the Fund. Class-specific expenses are charged directly to the class incurring the expense. Common expenses which are not attributable to a specific class are allocated daily to each class of shares based upon its proportionate share of total net assets of the Fund.

AVE MARIA MUTUAL FUNDS
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
================================================================================

Shares of each Fund are sold at net asset value. To calculate the net asset value, each Fund's assets are valued and totaled, liabilities are subtracted, and the balance is divided by the number of shares outstanding. The offering price and redemption price per share are equal to the net asset value per share for each Fund. Prior to September 1, 2006, shares of the Ave Maria Catholic Values Fund, the Ave Maria Growth Fund and Class R shares of the Ave Maria Bond Fund were subject to a contingent deferred sales charge ("CDSC").

The following is a summary of significant  accounting  policies  followed by the
Funds:

      (a) VALUATION OF INVESTMENTS - Securities which are traded on stock exchanges are valued at the closing sales price as of the close of the regular session of trading on the New York Stock Exchange (NYSE) on the day the securities are being valued, or, if not traded on a particular day, at the closing bid price. Securities which are quoted by NASDAQ are valued at the NASDAQ Official Closing Price. Securities traded in the over-the-counter market are valued at the last reported sales price or, if there is no reported sale on the valuation date, at the most recently quoted bid price. Securities which are traded both in the over-the-counter market and on a stock exchange are valued according to the broadest and most representative market. Securities (and other assets) for which market quotations are not readily available are valued at their fair value as determined in good faith in accordance with consistently applied procedures established by and under the general supervision of the Board of Trustees. Short-term instruments (those with remaining maturities of 60 days or less) are valued at amortized cost, which approximates market value.

      (b) INCOME TAXES - It is each Fund's policy to comply with the special provisions of Subchapter M of the Internal Revenue Code applicable to regulated investment companies. As provided therein, in any fiscal year in which a Fund so qualifies and distributes at least 90% of its taxable income, such Fund (but not the shareholders) will be relieved of federal income tax on the income distributed. Accordingly, no provision for income taxes has been made.

      In order to avoid imposition of the excise tax applicable to regulated investment companies, it is also each Fund's intention to declare as dividends in each calendar year at least 98% of its net investment income and 98% of its net realized capital gains plus undistributed amounts from prior years.

      The tax character of distributable earnings at December 31, 2006 was as follows:

==============================================================================================================================
                                                   AVE MARIA       AVE MARIA      AVE MARIA       AVE MARIA
                                                    CATHOLIC        GROWTH          RISING       OPPORTUNITY      AVE MARIA
                                                  VALUES FUND        FUND        DIVIDEND FUND       FUND         BOND FUND
------------------------------------------------------------------------------------------------------------------------------
Undistributed ordinary income ................   $          --   $         --   $          --   $         266   $       2,024
Undistributed long-term gains ................             932             329              93              --              21
Net unrealized appreciation ..................      43,741,464      12,127,425       3,402,640         993,337         671,229
                                                 -------------   -------------   -------------   -------------   -------------
Total distributable earnings .................   $  43,742,396   $  12,127,754   $   3,402,733   $     993,603   $     673,274
                                                 =============   =============   =============   =============   =============
------------------------------------------------------------------------------------------------------------------------------

AVE MARIA MUTUAL FUNDS
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
================================================================================
      The following information is based upon the federal income tax cost of the investment securities as of December 31, 2006:

================================================================================================================================
                                                 AVE MARIA       AVE MARIA         AVE MARIA        AVE MARIA
                                                  CATHOLIC        GROWTH            RISING         OPPORTUNITY       AVE MARIA
                                                VALUES FUND        FUND          DIVIDEND FUND         FUND          BOND FUND
--------------------------------------------------------------------------------------------------------------------------------
Gross unrealized appreciation ..............   $  46,609,342    $  13,765,474    $   3,716,643    $   1,434,114    $   1,211,464
Gross unrealized depreciation ..............      (2,867,878)      (1,638,049)        (314,003)        (440,777)        (540,235)
                                               -------------    -------------    -------------    -------------    -------------
Net unrealized appreciation ................   $  43,741,464    $12,127,425 $        3,402,640    $     993,337    $     671,229
                                               =============    =============    =============    =============    =============
Federal income tax cost ....................   $ 217,955,502    $  73,277,461    $  32,083,382    $  16,688,785    $  39,984,958
                                               =============    =============    =============    =============    =============
--------------------------------------------------------------------------------------------------------------------------------

      The difference between the federal income tax cost of portfolio investments and the financial statement cost for the Ave Maria Catholic Values Fund and the Ave Maria Opportunity Fund is due to certain timing differences in the recognition of capital losses under income tax regulations and accounting principles generally accepted in the United States of America. These "book/tax" differences are temporary in nature and are due to the tax deferral of losses on wash sales. The difference between the federal income tax cost of portfolio investments and the financial statement cost for the Ave Maria Bond Fund is due to certain timing differences in the recognition of the amortization of organizational costs. These "book/tax" differences are also temporary in nature.

      During the year ended December 31, 2006, the Ave Maria Catholic Values Fund, the Ave Maria Growth Fund and the Ave Maria Rising Dividend Fund realized $18,457,383, $2,014,638 and $1,733,646, respectively, of net capital gains resulting from in-kind redemptions - in which shareholders who redeemed Fund shares received securities held by the Fund rather than cash. The Funds recognize a gain on in-kind redemptions to the extent that the value of the distributed securities on the date of redemption exceeds the cost of those securities. Such gains are not taxable to the Funds and are not required to be distributed to shareholders.

      For the year ended December 31, 2006, the Ave Maria Catholic Values Fund and the Ave Maria Growth Fund reclassified $570,434 and $220,994, respectively, of their net investment loss against paid-in capital. Also, the Ave Maria Catholic Values Fund, the Ave Maria Growth Fund, and the Ave Maria Rising Dividend Fund reclassified their net capital gains resulting from in-kind redemptions of $18,457,383, $2,014,638 and $1,733,646, respectively, against paid-in capital. These reclassifications are reflected on the Statements of Assets and Liabilities. Such reclassifications, the result of permanent differences between the financial statement and income tax reporting requirements, have no effect on each Fund's net assets or net asset value per share.

      (c) SECURITY TRANSACTIONS AND INVESTMENT INCOME - Security transactions are accounted for on the trade date. Dividend income is recorded on the ex-dividend date. Interest income is recognized on the accrual basis. Realized gains and losses on securities sold are determined on a specific identification basis. Discounts and premiums on fixed-income securities purchased are amortized using the interest method.

AVE MARIA MUTUAL FUNDS
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
================================================================================

      (d) DIVIDENDS AND DISTRIBUTIONS - Dividends from net investment income, if any, are declared and paid annually in December for the Ave Maria Catholic Values Fund, the Ave Maria Growth Fund and the Ave Maria Opportunity Fund. Dividends from net investment income, if any, are declared and paid quarterly for the Ave Maria Rising Dividend Fund and are declared and paid monthly for the Ave Maria Bond Fund. Each Fund expects to distribute any net realized capital gains annually. Dividends and distributions to shareholders are recorded on the ex-dividend date. The tax character of distributions paid during the years ended December 31, 2006 and December 31, 2005 was as follows:

=============================================================================================
                                                   ORDINARY       LONG-TERM         TOTAL
     YEAR ENDED                                     INCOME      CAPITAL GAINS   DISTRIBUTIONS
---------------------------------------------------------------------------------------------
     AVE MARIA CATHOLIC VALUES FUND:
       December 31, 2006.....................    $        --   $   10,545,124   $  10,545,124
       December 31, 2005.....................    $        --   $    6,556,047   $   6,556,047

     AVE MARIA GROWTH FUND:
       December 31, 2006.....................    $        --   $      711,674   $     711,674
       December 31, 2005.....................    $        --   $      170,748   $     170,748

     AVE MARIA RISING DIVIDEND FUND:
       December 31, 2006.....................    $    719,951  $      404,856   $   1,124,807
       December 31, 2005.....................    $    160,974  $           --   $     160,974

     AVE MARIA OPPORTUNITY FUND:
       December 31, 2006.....................    $    467,339  $           --   $     467,339

     AVE MARIA BOND FUND - CLASS I:
       December 31, 2006.....................    $  1,135,731  $      114,092   $   1,249,823
       December 31, 2005.....................    $  1,391,917  $      206,354   $   1,598,271

     AVE MARIA BOND FUND - CLASS R:
       December 31, 2006.....................    $    700,257  $      146,596   $     846,853
       December 31, 2005.....................    $    401,832  $       71,805   $     473,637
---------------------------------------------------------------------------------------------

      (e) REPURCHASE AGREEMENTS - The Funds may enter into repurchase agreements (agreements to purchase securities subject to the seller's agreement to repurchase them at a specified time and price) with well-established registered securities dealers or banks. Repurchase agreements may be deemed to be loans by the Funds. It is each Fund's policy to take possession of obligations issued or guaranteed by the U.S. Government or its agencies of instrumentalities as collateral under a repurchase agreement and, on a daily basis, mark-to-market such obligations to ensure that their value, including accrued interest, is at least equal to the amount to be repaid to the Fund under the repurchase agreement.

      (f) ESTIMATES - The preparation of financial statements in conformity with generally accepted accounting principles in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

AVE MARIA MUTUAL FUNDS
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
================================================================================

      (g) COMMON EXPENSES - Common expenses of the Trust are allocated among the Funds of the Trust based on relative net assets of each Fund or the nature of the services performed and the relative applicability to each Fund.


2.    INVESTMENT ADVISORY AGREEMENTS AND TRANSACTIONS WITH RELATED PARTIES

The President of the Trust is also the President and Chief Investment Officer of Schwartz Investment Counsel, Inc. (the "Adviser"). Certain other officers of the Trust are officers of the Adviser, or of Ultimus Fund Solutions, LLC ("Ultimus"), the administrative, accounting and transfer agent for the Funds, or of Ultimus Fund Distributors, LLC (the "Distributor"), the Funds' principal underwriter.

Pursuant to Investment Advisory Agreements between the Trust and the Adviser, the Adviser is responsible for the management of each Fund and provides investment advice along with the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Funds. For such services, the Adviser receives from each of the Ave Maria Catholic Values Fund, the Ave Maria Growth Fund and the Ave Maria Opportunity Fund a quarterly fee at the annual rate of 1.00% of its average daily net assets. The Adviser receives from the Ave Maria Rising Dividend Fund and the Ave Maria Bond Fund a quarterly fee at the annual rate of 0.75% and 0.30%, respectively, of average daily net assets.

The Adviser has contractually agreed to waive a portion of its advisory fees or reimburse a portion of operating expenses so that the net expenses of the Ave Maria Catholic Values Fund and the Ave Maria Opportunity Fund do not exceed 1.50% and 1.25%, respectively, until at least May 1, 2009. The Adviser has contractually agreed to waive a portion of its advisory fees or reimburse a portion of operating expenses so that the net expenses of the Ave Maria Growth Fund do not exceed 1.50% and the net expenses of Class I and Class R shares of the Ave Maria Bond Fund do not exceed 0.30% and 0.70%, respectively, until at least May 1, 2007. The Adviser has contractually agreed to waive a portion of its advisory fees or reimburse a portion of operating expenses so that the net expenses of the Ave Maria Rising Dividend Fund do not exceed 1.25%, until at least May 1, 2010. For the year ended December 31, 2006, the Adviser waived investment advisory fees of $40,693 with respect to the Ave Maria Catholic Values Fund; waived investment advisory fees of $90,617 with respect to the Ave Maria Growth Fund; waived investment advisory fees of $19,794 with respect to the Ave Maria Rising Dividend Fund; waived investment advisory fees of $73,278 with respect to the Ave Maria Opportunity Fund; and waived all of its investment advisory fees of $155,008 and reimbursed $22,970 of other operating expenses (including $21,054 of common expenses, $1,330 of Class I expenses and $586 of Class R expenses) with respect to the Ave Maria Bond Fund.

AVE MARIA MUTUAL FUNDS
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
================================================================================

Any fee waivers or expense reimbursements by the Adviser are subject to repayment by the Funds for a period of three years from the time such waivers or reimbursements occurred, provided the Funds are able to effect such repayment and remain in compliance with any undertaking by the Adviser to limit expenses of the Funds. As of December 31, 2006, the amount of fee waivers and expense reimbursements available for reimbursement to the Adviser are as follows:

--------------------------------------------------------------------------------
Ave Maria Catholic Values Fund.................................   $    110,787
Ave Maria Growth Fund..........................................   $    264,396
Ave Maria Rising Dividend Fund.................................   $     44,436
Ave Maria Opportunity Fund.....................................   $     73,278
Ave Maria Bond Fund............................................   $    503,065
--------------------------------------------------------------------------------
As of December 31, 2006, the Adviser may recapture a portion of the above amounts no later than the dates as stated below:

--------------------------------------------------------------------------------
                                      DECEMBER 31,  DECEMBER 31,   DECEMBER 31,
                                         2007          2008           2009
--------------------------------------------------------------------------------
Ave Maria Catholic Values Fund......  $   36,934    $  33,160      $   40,693
Ave Maria Growth Fund...............  $   93,231    $  80,548      $   90,617
Ave Maria Rising Dividend Fund......  $       --    $  24,642      $   19,794
Ave Maria Opportunity Fund..........  $       --    $      --      $   73,278
Ave Maria Bond Fund.................  $  154,274    $ 170,813      $  177,978
--------------------------------------------------------------------------------

Pursuant to a Mutual Fund Services Agreement between the Funds and Ultimus, Ultimus supplies regulatory and compliance services, calculates the daily net asset value per share, maintains the financial books and records of the Funds, maintains the records of each shareholder's account, and processes purchases and redemptions of each Fund's shares. For the performance of these services, the Ave Maria Bond Fund pays Ultimus a monthly fee at an annual rate of 0.10% of its average daily net assets, and each of the Ave Maria Catholic Values Fund, the Ave Maria Growth Fund, the Ave Maria Rising Dividend Fund and the Ave Maria Opportunity Fund pays Ultimus a monthly fee at an annual rate of 0.15% of its average daily net assets. The fee payable by each Fund is subject to a minimum monthly fee of $4,000. For the year ended December 31, 2006, the Ave Maria Catholic Values Fund, the Ave Maria Growth Fund, the Ave Maria Rising Dividend Fund, the Ave Maria Opportunity Fund and the Ave Maria Bond Fund paid $370,007, $109,000, $49,354, $32,000 and $53,031, respectively, to Ultimus for mutual fund services.

Pursuant to a Distribution Agreement between the Funds and the Distributor, the Distributor serves as the Funds' exclusive agent for the distribution of its shares. Effective September 1, 2006, shares of the Ave Maria Catholic Values Fund, the Ave Maria Growth Fund and Class R shares of the Ave Maria Bond Fund are no longer subject to a CDSC. During the year ended December 31, 2006, the Distributor received $1,337, $2,091, and $565 of CDSC's imposed on redemptions of shares of the Ave Maria Catholic Values Fund, the Ave Maria Growth Fund, and Class R shares of the Ave Maria Bond Fund, respectively.

AVE MARIA MUTUAL FUNDS
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
================================================================================

The Ave Maria Catholic Values Fund, the Ave Maria Growth Fund and the Ave Maria Bond Fund have adopted a Shareholder Servicing Plan (the "Plan"), which allows the Funds to make payments to financial organizations (including the Adviser and other affiliates of each Fund) for providing account administration and personnel and account maintenance services to Fund shareholders. The annual service fee may not exceed an amount equal to 0.25% of each Fund's daily net assets (except that the service fee is limited to 0.10% of the average net assets of the Ave Maria Bond Fund allocable to Class I shares). During the year ended December 31, 2006, the total expenses incurred pursuant to the Plan were $616,788, $181,618, and $49,765 for the Ave Maria Catholic Values Fund, the Ave Maria Growth Fund, and Class R shares of the Ave Maria Bond Fund, respectively. No expenses were incurred pursuant to the Plan for Class I shares of the Ave Maria Bond Fund.


3.   INVESTMENT TRANSACTIONS

During the year ended December 31, 2006, cost of purchases and proceeds from sales and maturities of investment securities, excluding short-term investments and U.S. government securities, were as follows:

=======================================================================================================================
                                                 AVE MARIA      AVE MARIA      AVE MARIA     AVE MARIA
                                                  CATHOLIC       GROWTH          RISING     OPPORTUNITY     AVE MARIA
                                                VALUES FUND       FUND       DIVIDEND FUND      FUND        BOND FUND
-----------------------------------------------------------------------------------------------------------------------
Purchases of investment securities .........   $139,122,836   $ 21,861,568   $ 24,084,902   $ 23,231,489   $  4,424,315
                                               ============   ============   ============   ============   ============
Proceeds from sales of investment securities   $162,598,439   $  9,546,997   $ 18,711,674   $  9,290,532   $ 13,577,560
                                               ============   ============   ============   ============   ============

4.    CONTINGENCIES AND COMMITMENTS

The Funds indemnify the Trust's officers and trustees for certain liabilities that might arise from their performance of their duties to the Funds. Additionally, in the normal course of business, the Funds enter into contracts that contain a variety of representations and warranties and which provide general indemnifications. The Funds' maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.


5.    NEW ACCOUNTING PRONOUNCEMENTS

On July 13, 2006, the Financial Accounting Standards Board (FASB) released FASB Interpretation No. 48 (FIN 48) "Accounting for Uncertainty in Income Taxes." FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken in the course of preparing each Fund's tax returns to determine whether the tax positions are "more-likely-than-not" of being sustained by the applicable tax authority. Tax benefits of positions not deemed to meet the more-likely-than-not threshold would be booked as a tax expense in the current year and recognized as: a liability for unrecognized tax benefits; a reduction of an income tax refund receivable; a reduction of deferred tax asset; an increase in deferred tax liability; or a

AVE MARIA MUTUAL FUNDS
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
================================================================================

combination thereof. Adoption of FIN 48 is required for fiscal years beginning after December 15, 2006. At this time, management is evaluating the implications of FIN 48 and its impact on the financial statements has not yet been determined.

In September 2006, the Financial Accounting Standards Board issued Statement on Financial Accounting Standards (SFAS) No. 157, "Fair Value Measurements." This standard establishes a single authoritative definition of fair value, sets out a framework for measuring fair value and requires additional disclosures about fair value measurements. SFAS No. 157 applies to fair value measurements already required or permitted by existing standards. SFAS No. 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. The changes to current generally accepted accounting principles from the application of this Statement relate to the definition of fair value, the methods used to measure fair value, and the expanded disclosures about fair value measurements. As of December 31, 2006, each Fund does not believe the adoption of SFAS No. 157 will impact the amounts reported in the financial statements, however, additional disclosures may be required about the inputs used to develop the measurements and the effect of certain of the measurements reported on the statement of changes in net assets for a fiscal period.

AVE MARIA MUTUAL FUNDS
REPORT OF INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM
================================================================================

To the Shareholders and Board of Trustees
Ave Maria Catholic Values Fund, Ave Maria Growth Fund,
Ave Maria Rising Dividend Fund, Ave Maria Opportunity Fund, and Ave Maria Bond Fund:

We have audited the accompanying statements of assets and liabilities of Ave Maria Catholic Values Fund, Ave Maria Growth Fund, Ave Maria Rising Dividend Fund, Ave Maria Opportunity Fund, and Ave Maria Bond Fund (the "Funds"), including the schedules of investments, as of December 31, 2006, and the related statements of operations, changes in net assets, and financial highlights for the periods presented. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Funds are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds' internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2006, by correspondence with the custodian and brokers. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Ave Maria Catholic Values Fund, Ave Maria Growth Fund, Ave Maria Rising Dividend Fund, Ave Maria Opportunity Fund, and Ave Maria Bond Fund as of December 31, 2006, the results of their operations, the changes in their net assets, and the financial highlights for the periods presented, in conformity with accounting principles generally accepted in the United States of America.



DELOITTE & TOUCHE LLP

Chicago, Illinois
February 9, 2007

AVE MARIA MUTUAL FUNDS
BOARD OF TRUSTEES AND EXECUTIVE OFFICERS
(UNAUDITED)
================================================================================

Overall responsibility for management of the Trust rests with the Board of Trustees. The Trustees serve during the lifetime of the Trust and until its termination, or until death, resignation, retirement or removal. The Trustees, in turn, elect the officers of the Trust to actively supervise its day-to-day operations. The officers have been elected for an annual term. The following are the Trustees and executive officers of the Trust:

                                                                  Position Held      Length of
Trustee/Officer                Address                    Age     with the Trust     Time Served
-----------------------------------------------------------------------------------------------
INTERESTED TRUSTEES:

* Gregory J. Schwartz          3707 W. Maple Road          65     Chairman of the    Since 1992
                               Bloomfield Hills, MI               Board/Trustee

* George P. Schwartz, CFA      3707 W. Maple Road          62     President/Trustee  Since 1992
                               Bloomfield Hills, MI

INDEPENDENT TRUSTEES:

   John E. Barnds              640 Lakeside Road           74     Trustee            Since 2005
                               Birmingham, MI

   Peter F. Barry              3707 W. Maple Road          79     Trustee            Since 2004
                               Bloomfield Hills, MI

   Donald J. Dawson, Jr.       333 W. Seventh Street       59     Trustee            Since 1993
                               Royal Oak, MI

   Fred A. Erb                 800 Old North Woodward      83     Trustee Emeritus   Since 1994
                               Birmingham, MI

   Sidney F. McKenna           1173 Banbury Circle         84     Trustee Emeritus   Since 1993
                               Bloomfield Hills, MI

EXECUTIVE OFFICERS:

* Richard L. Platte, Jr., CFA  3707 W. Maple Road          55     Vice President     Since 1993
                               Bloomfield Hills, MI               and Secretary

* Timothy S. Schwartz          3707 W. Maple Road          35     Treasurer          Since 2000
                               Bloomfield Hills, MI

* Becky S. Renaud              3707 W. Maple Road          34     Chief Compliance   Since 2006
                               Bloomfield Hills, MI               Officer

*     Gregory J. Schwartz,  George P. Schwartz,  Richard L. Platte, Jr., Timothy
      S. Schwartz and Becky S. Renaud, as affiliated persons of Schwartz Investment Counsel, Inc., the Funds' investment adviser, are "interested persons" of the Trust within the meaning of Section 2(a)(19) of the Investment Company Act of 1940. Gregory J. Schwartz and George P. Schwartz are brothers and Timothy S. Schwartz is the son of George P. Schwartz and the nephew of Gregory J. Schwartz.

Each Trustee oversees six portfolios of the Trust: the Ave Maria Catholic Values Fund, the Ave Maria Growth Fund, the Ave Maria Rising Dividend Fund, the Ave Maria Opportunity Fund, the Ave Maria Bond Fund and the Schwartz Value Fund. The principal occupations of the Trustees and executive officers of the Trust during the past five years and public directorships held by the Trustees are set forth below:

Gregory J. Schwartz is Chairman of Gregory J. Schwartz & Co., Inc., a registered broker-dealer.

AVE MARIA MUTUAL FUNDS
BOARD OF TRUSTEES AND EXECUTIVE OFFICERS
(UNAUDITED) (CONTINUED)
================================================================================

George P. Schwartz, CFA is President and Chief Investment Officer of Schwartz Investment Counsel, Inc. and is the co-portfolio manager of the Ave Maria Catholic Values Fund and the Ave Maria Rising Dividend Fund.

John E. Barnds is retired First Vice President of National Bank of Detroit.

Peter F. Barry is retired President of Cadillac Rubber & Plastics Company (a manufacturer of rubber and plastics components).

Donald J. Dawson, Jr. is Chairman of Payroll 1, Inc. (a payroll processing company).

Fred A. Erb is Chairman and Chief Executive Officer of Edgemere Enterprises, Inc. (a real estate investment, development and management company).

Sidney F. McKenna is retired Senior Vice President of United Technologies Corporation (a major manufacturer of aircraft engines and other industrial products).

Richard L. Platte, Jr., CFA is Executive Vice President and Secretary of Schwartz Investment Counsel, Inc. and is the portfolio manager of the Ave Maria Bond Fund and the co-portfolio manager of the Ave Maria Rising Dividend Fund.

Timothy S. Schwartz is Vice President and Treasurer of Schwartz Investment Counsel, Inc. and is the portfolio manager of the Ave Maria Opportunity Fund.

Becky S. Renaud is Chief Financial Officer and Chief Compliance Officer of Schwartz Investment Counsel, Inc.

AVE MARIA MUTUAL FUNDS
CATHOLIC ADVISORY BOARD (UNAUDITED)
================================================================================

The Catholic Advisory Board reviews the companies selected by the Adviser to ensure that the companies operate in a way that is consistent with teachings and core values of the Roman Catholic Church. The Catholic Advisory Board evaluates companies using publicly available information, information from the Adviser, and information from shareholders and other sources in making its recommendations. The following are the members of the Catholic Advisory Board:

                                                                                        Length of
Member                       Address                                           Age      Time Served
---------------------------------------------------------------------------------------------------
Bowie K. Kuhn          136 Teal Pointe Lane, Ponta Vedra Beach, FL             80       Since 2001
Lawrence Kudlow        One Dag Hammarskjold Plaza, 26th Floor, New York, NY    59       Since 2005
Thomas S. Monaghan     One Ave Maria Drive, Ann Arbor, MI                      70       Since 2001
Michael Novak          1150 17th Street, NW, Suite 1100, Washington, DC        73       Since 2001
Paul R. Roney          One Ave Maria Drive, Ann Arbor, MI                      49       Since 2001
Phyllis Schlafly       7800 Bonhomme, St. Louis, MO                            82       Since 2001
---------------------------------------------------------------------------------------------------

Bowie K. Kuhn is President of The Kent Group (business, sports and financial consultant), and is the former Commissioner of Major League Baseball.

Lawrence Kudlow is the host of CNBC's "Kudlow & Company" and a nationally syndicated columnist.

Thomas S. Monaghan is Chairman of the Ave Maria Foundation (a non-profit foundation supporting Roman Catholic organizations) and Chancellor of Ave Maria University. Prior to December 1998, he was Chairman and Chief Executive Officer of Domino's Pizza, Inc.

Michael Novak is a theologian, author, columnist and former U.S. ambassador. He is Director of Social and Political Studies of the American Enterprise Institute.

Paul R. Roney is Executive Director of the Ave Maria Foundation and President of Domino's Farms Corporation. Prior to December 1998, he was Treasurer of Domino's Pizza, Inc.

Phyllis Schlafly is an author, columnist and radio commentator. She is President of Eagle Forum (an organization promoting conservative and pro-family values).


Additional information regarding the Funds' Trustees, executive officers and Catholic Advisory Board members may be found in the Funds' Statement of Additional Information and is available without charge upon request by calling
(888) 726-9331.

AVE MARIA MUTUAL FUNDS
FEDERAL TAX INFORMATION (UNAUDITED)
================================================================================

In accordance with federal tax requirements, the following provides shareholders with information concerning distributions from net realized gains made by the Ave Maria Catholic Values Fund, the Ave Maria Growth Fund, the Ave Maria Rising Dividend Fund, the Ave Maria Opportunity Fund and the Ave Maria Bond Fund and certain ordinary income dividends paid by the Ave Maria Rising Dividend Fund and the Ave Maria Bond Fund during the fiscal year ended December 31, 2006. On December 28, 2006, the Ave Maria Catholic Values Fund declared and paid a long-term capital gain distribution of $0.7006 per share; the Ave Maria Growth Fund declared and paid a long-term capital gain distribution of $0.1448 per share; the Ave Maria Rising Dividend Fund declared and paid a short-term capital gain distribution of $0.1203 per share and declared and paid a long-term capital gain distribution of $0.1418; the Ave Maria Opportunity Fund declared and paid an ordinary income dividend of $0.0565 and declared and paid a short-term capital gain distribution of $0.2237; and the Ave Maria Bond Fund declared and paid a long-term capital gain distribution of $0.0655 per share. Periodically throughout the year, the Ave Maria Rising Dividend Fund paid ordinary income dividends totaling $0.1359 per share. Periodically throughout the year, the Ave Maria Bond Fund paid ordinary income dividends totaling $0.3820 per share for Class I shares and $0.3518 per share for Class R shares. As provided by the Jobs and Growth Tax Relief Reconciliation Act of 2003, 100% of the long-term capital gain distribution of $0.7006, $0.1448, $0.1418 and $0.0655 per share for the Ave Maria Catholic Values Fund, the Ave Maria Growth Fund, the Ave Maria Rising Dividend Fund and the Ave Maria Bond Fund, respectively, 6.52% of the short-term capital gain distribution of $0.2237 per share for the Ave Maria Opportunity Fund and a percentage (100%, 100% and 15.09%) of the ordinary income dividends paid for the Ave Maria Rising Dividend Fund, the Ave Maria Opportunity Fund and the Ave Maria Bond Fund, respectively, may be subject to a maximum tax rate of 15%. Early in 2007, as required by federal regulations, shareholders received notification of their portion of the Funds' taxable gain distribution, if any, paid during the 2006 calendar year.

AVE MARIA MUTUAL FUNDS
ABOUT YOUR FUND'S EXPENSES (UNAUDITED)
================================================================================

We believe it is important for you to understand the impact of costs on your investment. As a shareholder of the Funds, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees and other Fund expenses. The following examples are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

A mutual fund's ongoing costs are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The ongoing costs reflected in the tables below are based on an investment of $1,000 made at the beginning of the most recent semi-annual period (July 1, 2006) and held until the end of the period (December 31, 2006).

The tables that follow illustrate each Fund's costs in two ways:

ACTUAL FUND RETURN - This section helps you to estimate the actual expenses that you paid over the period. The "Ending Account Value" shown is derived from each Fund's actual return, and the third column shows the dollar amount of operating expenses that would have been paid by an investor who started with $1,000 in the Funds. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for the Funds under the heading "Expenses Paid During Period."

HYPOTHETICAL 5% RETURN - This section is intended to help you compare the Funds' costs with those of other mutual funds. It assumes that each Fund had an annual return of 5% before expenses during the period shown, but that the expense ratio is unchanged. In this case, because the return used is not the Funds' actual returns, the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess each Fund's costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that expenses shown in the table are meant to highlight and help you compare ongoing costs only. The Funds do not charge a sales load.

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

More information about the Funds' expenses, including historical annual expense ratios, can be found in this report. For additional information on operating expenses and other shareholder costs, please refer to the Funds' Prospectus.

AVE MARIA MUTUAL FUNDS
ABOUT YOUR FUND'S EXPENSES (UNAUDITED)
(CONTINUED)
================================================================================

AVE MARIA CATHOLIC VALUES FUND
-------------------------------------------------------------------------------------------------
                                             Beginning             Ending
                                           Account Value        Account Value       Expenses Paid
                                           July 1, 2006       December 31, 2006     During Period*
-------------------------------------------------------------------------------------------------
Based on Actual Fund Return                 $1,000.00             $1,082.90             $7.88
Based on Hypothetical 5% Return
   (before expenses)                        $1,000.00             $1,017.64             $7.63
-------------------------------------------------------------------------------------------------

* Expenses are equal to the Ave Maria Catholic Values Fund's annualized expense ratio of 1.50% for the period, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

AVE MARIA GROWTH FUND
-------------------------------------------------------------------------------------------------
                                             Beginning             Ending
                                           Account Value        Account Value       Expenses Paid
                                           July 1, 2006       December 31, 2006     During Period*
-------------------------------------------------------------------------------------------------
Based on Actual Fund Return                 $1,000.00             $1,051.70             $7.76
Based on Hypothetical 5% Return
   (before expenses)                        $1,000.00             $1,017.64             $7.63
-------------------------------------------------------------------------------------------------

* Expenses are equal to the Ave Maria Growth Fund's annualized expense ratio of 1.50% for the period, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

AVE MARIA RISING DIVIDEND FUND
-------------------------------------------------------------------------------------------------
                                             Beginning             Ending
                                           Account Value        Account Value       Expenses Paid
                                           July 1, 2006       December 31, 2006     During Period*
-------------------------------------------------------------------------------------------------
Based on Actual Fund Return                 $1,000.00             $1,109.70             $6.65
Based on Hypothetical 5% Return
   (before expenses)                        $1,000.00             $1,018.90             $6.36
-------------------------------------------------------------------------------------------------

* Expenses are equal to the Ave Maria Rising Dividend Fund's annualized expense ratio of 1.25% for the period, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

AVE MARIA MUTUAL FUNDS
ABOUT YOUR FUND'S EXPENSES (UNAUDITED)
(CONTINUED)
================================================================================

AVE MARIA OPPORTUNITY FUND
-------------------------------------------------------------------------------------------------
                                             Beginning             Ending
                                           Account Value        Account Value       Expenses Paid
                                           July 1, 2006       December 31, 2006     During Period*
-------------------------------------------------------------------------------------------------
Based on Actual Fund Return                 $1,000.00             $1,089.40             $6.58
Based on Hypothetical 5% Return
   (before expenses)                        $1,000.00             $1,018.90             $6.36
-------------------------------------------------------------------------------------------------

* Expenses are equal to the Ave Maria Opportunity Fund's annualized expense ratio of 1.25% for the period, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

AVE MARIA BOND FUND - CLASS I
-------------------------------------------------------------------------------------------------
                                             Beginning             Ending
                                           Account Value        Account Value       Expenses Paid
                                           July 1, 2006       December 31, 2006     During Period*
-------------------------------------------------------------------------------------------------
Based on Actual Fund Return                 $1,000.00             $1,056.70             $1.56
Based on Hypothetical 5% Return
   (before expenses)                        $1,000.00             $1,023.69             $1.53
-------------------------------------------------------------------------------------------------

* Expenses are equal to the Ave Maria Bond Fund - Class I's annualized expense ratio of 0.30% for the period, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

AVE MARIA BOND FUND - CLASS R
-------------------------------------------------------------------------------------------------
                                             Beginning             Ending
                                           Account Value        Account Value       Expenses Paid
                                           July 1, 2006       December 31, 2006     During Period*
-------------------------------------------------------------------------------------------------
Based on Actual Fund Return                 $1,000.00             $1,056.30             $3.11
Based on Hypothetical 5% Return
   (before expenses)                        $1,000.00             $1,022.18             $3.06
-------------------------------------------------------------------------------------------------

* Expenses are equal to the Ave Maria Bond Fund - Class R's annualized expense ratio of 0.60% for the period, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

AVE MARIA MUTUAL FUNDS
OTHER INFORMATION (UNAUDITED)
================================================================================

A description of the policies and procedures the Funds use to determine how to vote proxies relating to portfolio securities is available without charge upon request by calling toll-free (888) 726-9331, or on the Securities and Exchange Commission's ("SEC") website at http://www.sec.gov. Information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is also available without charge upon request by calling toll-free (888) 726-9331, or on the SEC's website http://www.sec.gov.

The Trust files a complete listing of portfolio holdings for each of the Funds with the SEC as of the first and third quarters of each fiscal year on Form N-Q. The filings are available free of charge, upon request, by calling (888) 726-9331. Furthermore, you may obtain a copy of the filing on the SEC's website at http://www.sec.gov. The Trust's Forms N-Q may also be reviewed and copied at the SEC's Public Reference Room in Washington, DC, and information on the operation  of the  Public  Reference  Room  may be  obtained  by  calling  (800)
SEC-0330.


RESULTS OF A SPECIAL MEETING OF
SHAREHOLDERS OF AVE MARIA OPPORTUNITY
FUND HELD ON JULY 28, 2006 (UNAUDITED)
================================================================================
On July 28, 2006, a Special Meeting of Shareholders of the Ave Maria Opportunity Fund was held for the purpose of voting on the following Proposals:

PROPOSAL 1:       To approve or disapprove the removal of "small  capitalization companies" from the Fund's investment objective,  resulting in
                  the  following   investment   objective:   Long-term   capital
                  appreciation from equity investments in companies that do not violate the core values and teachings of the Roman Catholic
                  Church.

PROPOSAL 2:       To  approve  or  disapprove  the  elimination  of  the  Fund's fundamental investment policy requiring it to invest, under normal circumstances, at least 80% of its net assets in common stocks of small capitalization companies meeting the Fund's religious criteria.

The total number of shares of the Ave Maria Opportunity Fund present in person or by proxy represented approximately 98.2% of the shares entitled to vote at the meeting. Each of the Proposals was approved by shareholders. The results of the voting with respect to both Proposals were as follows:

                  Affirmative              Against                  Abstain
                 -------------          --------------           --------------
                 1,576,465.689                0                        0

     [GRAPHIC OMITTED]
         AVE MARIA
          MUTUAL
          FUNDS

Ave Maria Catholic Values Fund

   Ave Maria Growth Fund

Ave Maria Rising Dividend Fund

 Ave Maria Opportunity Fund

    Ave Maria Bond Fund


AVE MARIA MUTUAL FUNDS
series of
Schwartz Investment Trust
3707 W. Maple Road
Suite 100
Bloomfield Hills, Michigan 48301

BOARD OF TRUSTEES
Gregory J. Schwartz, Chairman
George P. Schwartz, CFA
John E. Barnds
Peter F. Barry
Donald J. Dawson, Jr.
Fred A. Erb, Emeritus
Sidney F. McKenna, Emeritus

OFFICERS
George P. Schwartz, CFA, President
Richard L. Platte, Jr., CFA, V.P./Secretary
Timothy S. Schwartz, Treasurer
Robert G. Dorsey, Assistant Secretary
John F. Splain, Assistant Secretary
Mark J. Seger, CPA, Assistant Treasurer
Theresa M. Bridge, CPA, Assistant Treasurer
Craig J. Hunt, Assistant Vice President
Becky S. Renaud, Chief Compliance Officer

CATHOLIC ADVISORY BOARD
Bowie K. Kuhn, Chairman
Lawrence Kudlow
Thomas S. Monaghan
Michael Novak
Paul R. Roney
Phyllis Schlafly

INVESTMENT ADVISER
SCHWARTZ INVESTMENT COUNSEL, INC.
3707 W. Maple Road
Suite 100
Bloomfield Hills, Michigan 48301

DISTRIBUTOR
ULTIMUS FUND DISTRIBUTORS, LLC
225 Pictoria Drive, Suite 450
Cincinnati, Ohio 45246

CUSTODIAN
US BANK, N.A.
425 Walnut Street
Cincinnati, Ohio 45202

ADMINISTRATOR
ULTIMUS FUND SOLUTIONS, LLC
P.O. Box 46707
Cincinnati, Ohio 45246

INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM
DELOITTE & TOUCHE LLP
111 S. Wacker Drive
Chicago, IL 60606

LEGAL COUNSEL
SULLIVAN & WORCESTER LLP
1666 K Street, NW, Suite 700
Washington, D.C. 20006



                               [GRAPHIC OMITTED]

                       Schwartz Investment Counsel, Inc.

                                Established 1980

  3707 WEST MAPLE ROAD   o   SUITE 100   o   BLOOMFIELD HILLS, MICHIGAN 48301

                             www.schwartzinvest.com

                            SCHWARTZ INVESTMENT TRUST

PART C.  OTHER INFORMATION
         -----------------

Item 23. Exhibits
         ----------

          (a)  Agreement  and  Declaration  of  Trust--Incorporated   herein  by
               reference to Registrant's Post-Effective Amendment No. 11 filed on April 19, 2001

          (b)  Bylaws--Incorporated   herein  by   reference   to   Registrant's
               Post-Effective Amendment No. 18 filed on February 15, 2005

          (c) Incorporated by reference to Agreement and Declaration of Trust and Bylaws

          (d)  (i)  Advisory  Agreement (with  respect  to  the  Schwartz  Value
                    Fund) with Schwartz Investment Counsel, Inc.--Incorporated herein by reference to Registrant's Post-Effective Amendment No. 19 filed on February 15, 2006

               (ii) Advisory  Agreement (with  respect to the Ave Maria Catholic
                    Values Fund) with Schwartz Investment Counsel, Inc.-- Incorporated herein by reference to Registrant's Post-Effective Amendment No. 12 filed on May 1, 2001

               (iii)Investment  Management  Agreement  (with  respect to the Ave
                    Maria Bond Fund) with Schwartz Investment Counsel, Inc.--Incorporated herein by reference to Registrant's Post-Effective Amendment No. 16 filed on April 30, 2003

               (iv) Investment  Management Agreement  (with  respect  to the Ave
                    Maria Growth Fund) with Schwartz Investment Counsel, Inc.--Incorporated herein by reference to Registrant's Post-Effective Amendment No. 16 filed on April 30, 2003

               (v)  Sub-Advisory Agreement (with respect to the Ave Maria Growth
                    Fund) with JLB & Associates, Inc.--Incorporated herein by reference to Registrant's Post-Effective Amendment No. 16 filed on April 30, 2003

               (vi) Advisory  Agreement  (with  respect to the Ave Maria  Rising
                    Dividend Fund) with Schwartz Investment Counsel, Inc.--Incorporated herein by reference to Registrant's Post-Effective Amendment No. 19 filed on February 15, 2006

               (vii)Advisory   Agreement   (with   respect   to  the  Ave  Maria
                    Opportunity Fund)--Incorporated herein by reference to Registrant's Post-Effective Amendment No. 20 filed on April 28, 2006

          (e)  (i)  Distribution   Agreement  with  Ultimus  Fund  Distributors,
                    LLC--Filed herewith

               (ii) Form of Dealer's Agreement--Incorporated herein by reference to Registrant's Post-Effective Amendment No. 19 filed on February 15, 2006

          (f)  Inapplicable

          (g) Custody Agreement with US Bank, N.A.--Incorporated herein by reference to Registrant's Post-Effective Amendment No. 18 filed on February 15, 2005

          (h) (i) Mutual Fund Services Agreement with Ultimus Fund Solutions, LLC--Filed herewith

               (ii) Expense Limitation  Agreement (with respect to the Ave Maria
                    Catholic Values Fund) with Schwartz Investment Counsel, Inc.--Filed herewith

               (iii)Expense Limitation  Agreement (with respect to the Ave Maria
                    Bond Fund) with Schwartz Investment Counsel, Inc.--Filed herewith

               (iv) Expense  Limitation Agreement (with respect to the Ave Maria
                    Growth Fund) with Schwartz Investment Counsel, Inc.--Filed herewith

               (v) Expense Limitation Agreement (with respect to the Ave Maria Rising Dividend Fund) with Schwartz Investment Counsel, Inc.--Filed herewith

               (vi) Expense Limitation  Agreement (with respect to the Ave Maria
                    Opportunity   Fund)  with   Schwartz   Investment   Counsel,
                    Inc.--Filed herewith

          (i)  Opinion   and   Consent  of  Counsel   relating  to  Issuance  of
               Shares--Incorporated   herein  by   reference   to   Registrant's
               Post-Effective Amendment No. 20 filed on April 28, 2006

          (j) Consent of Independent Registered Public Accounting Firm--Filed herewith

          (k)  Not applicable

          (l) Agreement Relating to Initial Capital--Incorporated herein by reference to Registrant's Post-Effective Amendment No. 11 filed on April 19, 2001

          (m) Shareholder Servicing Plan--Incorporated herein by reference to Registrant's Post-Effective Amendment No. 16 filed on April 30, 2003

          (n) Rule 18f-3 Multi-Class Plan--Incorporated herein by reference to Registrant's Post-Effective Amendment No. 16 filed on April 30, 2003

          (o)  Reserved

          (p)  (i)  Code  of  Ethics  of   Registrant--Incorporated   herein  by
                    reference  to Registrant's  Post-Effective  Amendment No. 19 filed on February 15, 2006

               (ii) Code of Ethics of Schwartz  Investment Counsel,  Inc.--Filed
                    herewith

               (iii)Code of  Ethics of  Ultimus  Fund  Distributors,  LLC--Filed
                    herewith

               (iv) Code of Ethics of JLB & Associates, Inc.--Filed herewith

       (Other) (i)  Power of  Attorney  for  Donald J. Dawson, Jr.--Incorporated
                    herein by reference to Registrant's Post-Effective Amendment No. 11 filed on April 19, 2001

               (ii) Power of Attorney for Peter F. Barry--Incorporated herein by reference to Registrant's Post-Effective Amendment No. 17 filed on March 31, 2004

               (iii)Power of Attorney  for John E.  Barnds--Incorporated  herein by reference to Registrant's Post-Effective Amendment No. 18 filed on February 15, 2005

Item 24.  Persons Controlled by or Under Common Control with Registrant.
          -------------------------------------------------------------
          No person is directly or indirectly controlled by or under common control with the Registrant.

Item 25.  Indemnification
          ---------------
          Article VI of the Registrant's Agreement and Declaration of Trust provides for indemnification of officers and Trustees as follows:

               "Section  6.4  INDEMNIFICATION  OF TRUSTEES,  OFFICERS,  ETC. The
               Trust shall indemnify each of its Trustees and officers, including persons who serve at the Trust's request as directors, officers or trustees of another organization in which the Trust has any interest as a shareholder, creditor or otherwise (hereinafter referred to as a "Covered Person") against all liabilities, including but not limited to amounts paid in satisfaction of judgments, in compromise or as fines and penalties, and expenses, including reasonable accountants' and counsel fees, incurred by any Covered Person in connection with the defense or disposition of any action, suit or other proceeding, whether civil or criminal, before any court or administrative or legislative body, in which such Covered Person may be or may have been involved as a party or otherwise or with which such person may be or may have been threatened, while in office or thereafter, by reason of being or having been such a Trustee or officer, director or trustee, and except that no Covered Person shall be indemnified against any liability to the Trust or its Shareholders to which such Covered Person would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such Covered Person's office.

               Section 6.5 ADVANCES OF EXPENSES. The Trust shall advance attorneys' fees or other expenses incurred by a Covered Person in defending a proceeding to the full extent permitted by the Securities Act of 1933, as amended, the 1940 Act, and Ohio Revised Code Chapter 1707, as amended. In the event any of these laws conflict with Ohio Revised Code Section 1701.13(E), as amended, these laws, and not Ohio Revised Code Section 1701.13(E), shall govern.

               Section 6.6 INDEMNIFICATION NOT EXCLUSIVE, ETC. The right of indemnification provided by this Article VI shall not be exclusive of or affect any other rights to which any such Covered Person may be entitled. As used in this Article VI, "Covered Person" shall include such person's heirs, executors and administrators. Nothing contained in this article shall affect any rights to indemnification to which personnel of the Trust, other than Trustees and officers, and other persons may be entitled by contract or otherwise under law, nor the power of the Trust to purchase and maintain liability insurance on behalf of any such person."

          Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to Trustees, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a Trustee, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such Trustee, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

          The Registrant maintains a standard mutual fund and investment advisory professional and directors and officers liability policy. The policy provides coverage to the Registrant, its Trustees and officers, and its investment adviser. Coverage under the policy includes losses by reason of any act, error, omission, misstatement, misleading statement, neglect or breach of duty. The Trustees and officers of Registrant will not seek recovery of losses under the policy without having first received an opinion of counsel of Registrant or a decision from a court of appropriate jurisdiction that recovery under the policy is not contrary to public policy as expressed in Section 17(h) of the 1940 Act or otherwise.

          The Advisory Agreements with Schwartz Investment Counsel, Inc. (the "Adviser") provide that the Adviser shall not be liable for any action taken, omitted or suffered to be taken by it in its reasonable judgment, in good faith and believed by it to be authorized or within the discretion or rights or powers conferred upon it by the Agreement, or in accordance with (or in the absence of) specific directions or instructions from Registrant, provided, however, that such acts or omissions shall not have resulted from Adviser's willful misfeasance, bad faith or gross negligence, a violation of the standard of care established by and applicable to the Adviser in its actions under the Agreement or breach of its duty or of its obligations thereunder.

          The Sub-Advisory Agreement with JLB & Associates, Inc. (the "Sub-Adviser") provide that the Sub-Adviser shall not be liable for any action taken, omitted or suffered to be taken by it in its reasonable judgment, in good faith and believed by it to be authorized or within the discretion or rights or powers conferred upon it by the Agreement, or in accordance with (or in the absence of) specific directions or instructions from Registrant, provided, however, that such acts or omissions shall not have resulted from Sub-Adviser's willful misfeasance, bad faith or gross negligence, a violation of the standard of care established by and applicable to the Sub-Adviser in its actions under the Agreement or breach of its duty or of its obligations thereunder.

          The Distribution Agreement with Ultimus Fund Distributors, LLC (the "Distributor") provides that the Distributor, its directors, officers, employees, partners, shareholders and control persons shall not be liable for any error of judgment or mistake of law or for any loss suffered by Registrant in connection with the matters to which the Agreement relates, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of any of such persons in the performance of Distributor's duties or from the reckless disregard by any of such persons of Distributor's obligations and duties under the Agreement. Registrant will advance attorneys' fees or other expenses incurred by any such person in defending a proceeding, upon the undertaking by or on behalf of such person to repay the advance if it is ultimately determined that such person is not entitled to indemnification.

          Notwithstanding any provisions to the contrary in Registrant's Agreement and Declaration of Trust, in Ohio law or in the Advisory Agreement, the Sub-Advisory Agreement and the Distribution Agreement, Registrant will not indemnify its Trustees and officers, the Adviser or the Distributor for any liability to the Registrant or its shareholders to which such persons would otherwise be subject unless
          (1) a final decision on the merits is made by a court or other body before whom the proceeding was brought that the person to be indemnified ("indemnitee") was not liable by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of duties ("disabling conduct") or (2) in the absence of such a decision, a reasonable determination is made, based upon a review of the facts, that the indemnitee was not liable by reason of disabling conduct, by (a) the vote of a majority of a quorum of Trustees who are neither "interested persons" of Registrant as defined in the Investment Company Act of 1940 nor parties to the proceeding ("disinterested, non-party Trustees"), or (b) an independent legal counsel in a written opinion. Registrant may advance attorneys' fees or other expenses incurred by the indemnitee in defending a proceeding, upon the undertaking by or on behalf of the indemnitee to repay the advance unless it is ultimately determined that he is entitled to indemnification, so long as one of the following conditions is met: (1) the indemnitee shall provide a security for his undertaking, (2) the Registrant shall be insured against losses arising by reason of any lawful advances, or
          (3) a majority of a quorum of the disinterested, non-party Trustees, or an independent legal counsel in a written opinion, shall determine, based on a review of readily available facts (as opposed to a full trial-type inquiry), that there is reason to believe that the indemnitee ultimately will be found entitled to indemnification.

Item 26.  Business and Other Connections of the Investment Adviser
          --------------------------------------------------------

          The Adviser has been registered as an investment adviser since 1988 and had assets under management of over $650 million as of December 31, 2006. The directors and officers of the Adviser and any other business, profession, vocation or employment of a substantial nature engaged in at any time during the past two years:

                          (i)  George P. Schwartz--None
                          (ii) Richard L. Platte, Jr.--None
                          (iii Gregory R. Heilman--None
                          (iv) Timothy S. Schwartz--None
                          (v)  Robert M. Dailey--None
                          (vi) Becky S. Renaud--None

          The business address of the Adviser and of each director and officer of the Adviser is 3707 W. Maple Road, Bloomfield Hills, Michigan 48301.

          The Sub-Adviser has been registered as an investment adviser since 1983. The directors and executive officers of the Sub-Adviser and any other business, profession, vocation or employment of a substantial nature engaged in at any time during the past two years:

                          (i)  James L. Bashaw--None
                          (ii) James E. Bashaw--None

          The business address of the Sub-Adviser and of each director and executive officer of the Sub-Adviser is 44670 Ann Arbor Road, Suite 190, Plymouth, Michigan 48170.

Item 27.  Principal Underwriters
          ----------------------

          (a) The Distributor, located at 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246, also acts as the principal underwriter for the following registered investment companies:

               Williamsburg Investment Trust     The GKM Funds
               The Shepherd Street Funds, Inc.   Black Pearl Funds
               Hussman Investment Trust          Profit Funds Investment Trust
               Veracity Funds                    Oak Value Trust
               The Cutler Trust                  TFS Capital Investment Trust
               The Berwyn Funds                  The Destination Funds
               CM Advisers Family of Funds       Monteagle Funds
               Guerite Funds                     Surgeons Diversified Investment Fund

                                                 Position with                         Position with
          (b)  Name                              Distributor                           Registrant
               -----------------                 ---------------                       ------------------
               Robert G. Dorsey                  President/Managing Director           Assistant Secretary
               Mark J. Seger                     Treasurer/Managing Director           Assistant Treasurer
               John F. Splain                    Secretary/Managing Director           Assistant Secretary
               Theresa M. Bridge                 Vice President                        Assistant Treasurer
               Wade R. Bridge                    Vice President                        None
               Craig J. Hunt                     Vice President                        Asst. Vice President
               Steven F. Nienhaus                Vice President                        None

               Tina H. Bloom                     Vice President                        None


          The address of each of the above-named persons is 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246.

          (c)  Inapplicable

Item 28.  Location of Accounts and Records
          --------------------------------------
          Accounts,  books and other  documents  required  to be  maintained  by
          Section 31(a) of the Investment Company Act of 1940 and the Rules promulgated thereunder will be maintained by the Registrant at its offices located at 3707 W. Maple Road, Bloomfield Hills, Suite 100, Michigan 48301, or at the offices of the Registrant's transfer agent located at 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246, or at the offices of the Registrant's custodian located at 425 Walnut Street, Cincinnati, Ohio 45202.

Item 29.  Management Services Not Discussed in Parts A or B
          -------------------------------------------------
          Inapplicable

Item 30.  Undertakings
          ----------------
          Inapplicable

                                   SIGNATURES
                                   ----------

     Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this Registration Statement under Rule 485(b) under the Securities Act of 1933 and has duly caused this Registration Statement to be signed below on its behalf by the undersigned, thereunto duly authorized, in the City of Bloomfield Hills and State of Michigan on the 30th day of April, 2007.

                                            SCHWARTZ INVESTMENT TRUST

                                            By:  /s/ George P. Schwartz
                                                ---------------------------
                                                George P. Schwartz, President


     Pursuant  to  the   requirements  of  the  Securities  Act  of  1933,  this
Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

Signature                           Title                  Date

 /s/ Gregory J. Schwartz            Chairman of                   April 30, 2007
-------------------------------     the Board and Trustee
Gregory J. Schwartz

 /s/ George P. Schwartz             President and Trustee         April 30, 2007
-------------------------------     (Chief Executive Officer)
George P. Schwartz


/s/ Timothy S. Schwartz             Treasurer                     April 30, 2007
-------------------------------     (Chief Financial Officer
Timothy S. Schwartz                 and Principal Accounting Officer)


-------------------------------     Trustee        /s/ George P. Schwartz
Peter F. Barry*                                    ---------------------------
                                                   George P. Schwartz
                                                   Attorney-in-fact*
-------------------------------     Trustee        April 30, 2007
Donald J. Dawson, Jr.*


-------------------------------     Trustee
John E. Barnds*

                                INDEX TO EXHIBITS
                                -----------------

Item 23(e)(i)    Distribution  Agreement  with  Ultimus  Fund  Distributors, LLC

Item 23(h)(i) Mutual Fund Services Agreement with Ultimus Fund Solutions, LLC 23(h)(ii) Expense Limitation Agreement (with respect to the Ave Maria
                 Catholic Values Fund)
     23(h)(iii)  Expense  Limitation  Agreement (with  respect  to the Ave Maria
                 Bond Fund)
     23(h)(iv)   Expense  Limitation  Agreement (with  respect  to the Ave Maria
                 Growth Fund)
     23(h)(v)    Expense  Limitation  Agreement (with  respect  to the Ave Maria
                 Rising Dividend Fund)
     23(h)(vi)   Expense  Limitation  Agreement (with  respect  to the Ave Maria
                 Opportunity Fund)

Item 23(j)       Consent of Independent Registered Public Accounting Firm

Item 23(p)(ii) Code of Ethics of Schwartz Investment Counsel, Inc. 23(p)(iii) Code of Ethics of Ultimus Fund Distributors, LLC
     23(p)(iv)   Code of Ethics of JLB & Associates, Inc.